As filed with the Securities and Exchange Commission on April 25, 2013

  File No. 333-179963
  File No. 811-8537

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☐

  PRE-EFFECTIVE AMENDMENT NO.  ☐

  POST-EFFECTIVE AMENDMENT NO. 4  ☒

and/or
  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☐

  Amendment No. 34  ☒

Variable Annuity Account A of
Protective Life

(Exact Name of Registrant)

Protective Life and Annuity Insurance Company

(Name of Depositor)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of Depositor's Principal Executive Offices)

(205) 268-1000

(Depositor's Telephone Number, including Area Code)

MAX BERUEFFY, Esquire

Protective Life and Annuity Insurance Company

2801 Highway 280 South

Birmingham, Alabama, 35223

(Name and Address of Agent for Services)

Copy to:

STEPHEN E. ROTH, Esquire

Sutherland Asbill & Brennan LLP

700 Sixth Street, NW, Suite 700

Washington, D.C. 20001-3980

(202) 383-0158

Title of Securities Being Registered: Interests in a separate account issued through variable annuity contracts.

It is proposed that this filing will become effective (check appropriate box):

☐  immediately upon filing pursuant to paragraph (b) of Rule 485

☒  on May 1, 2013 pursuant to paragraph (b) of Rule 485

☐  60 days after filing pursuant to paragraph (a) of Rule 485

☐  on May 1, 2013 pursuant to paragraph (a) of Rule 485

PART A

INFORMATION REQUIRED TO BE IN THE PROSPECTUS

Protective Variable Annuity NY L Series ("L Series") Protective Variable Annuity NY B Series ("B Series") Protective Variable Annuity NY C Series ("C Series")	Protective Life and Annuity Insurance Company Variable Annuity Account A of Protective Life P.O. Box 10648 Birmingham, Alabama 35202-0648 Telephone: 1-800-456-6330 www.protective.com

This Prospectus describes three different classes of an individual flexible premium deferred variable and fixed annuity contract offered by Protective Life and Annuity Insurance Company (the "Contract"). We sometimes refer to each class by its specific name (e.g., the "L Series"). Each class has different charges, fees and features that may be appropriate for you based on your financial situation, your age and how you intend to use the Contract. The Contract is designed for investors who desire to accumulate capital on a tax deferred basis for retirement or other long term investment purpose. It may be purchased on a non-qualified basis or for use with certain qualified retirement plans.

You generally may allocate your investment in the Contract among the Guaranteed Account (if it is available when you purchase your Contract) and the Sub-Accounts of the Variable Annuity Account A of Protective Life. If you purchase a SecurePay rider or the Protective Income Manager rider, your options for allocating Purchase Payments and Contract Value will be restricted. (See "Protected Lifetime Income Benefits.") The Sub-Accounts invest in the following Funds:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. American Value Fund, Series II (formerly Invesco Van Kampen V.I. American Value Fund, Series II)

Invesco V.I. Balanced Risk Allocation, Series II (formerly Invesco Van Kampen V.I. Balanced Risk Allocation, Series II)

Invesco V.I. Comstock Fund, Series II (formerly Invesco Van Kampen V.I. Comstock Fund, Series II)

Invesco V.I. Equity and Income Fund, Series II (formerly Invesco Van Kampen V.I. Equity and Income Fund, Series II)

Invesco V.I. Global Real Estate Fund, Series II

Invesco V.I. Government Securities Fund, Series II

Invesco V.I. Growth and Income Fund, Series II (formerly Invesco Van Kampen V.I. Growth and Income Fund, Series II)

Invesco V.I. International Growth Fund, Series II

Invesco V.I. Mid Cap Growth Fund, Series II (formerly Invesco Van Kampen V.I. Mid Cap Growth Fund, Series II)

Invesco V.I. Small Cap Equity Fund, Series II

Fidelity® Variable Insurance Products

VIP Contrafund® Portfolio-SC2

VIP Index 500-SC2

VIP Investment Grade Bond Portfolio-SC2

VIP MidCap Portfolio-SC2

Franklin Templeton Variable
Insurance Products Trust

Franklin Flex Cap Growth Securities Fund, Class 2

Franklin Income Securities Fund, Class 2

Franklin Rising Dividends Securities Fund, Class 2

Franklin Small Cap Value Securities Fund, Class 2

Franklin Small-MidCap Growth Securities Fund, Class 2

Franklin U.S. Government Fund, Class 2

Mutual Shares Securities Fund, Class 2

Templeton Developing Markets Securities Fund, Class 2

Templeton Foreign Securities Fund, Class 2

Templeton Global Bond Securities Fund, Class 2

Templeton Growth Securities Fund, Class 2

Goldman Sachs Variable Insurance Trust

Global Markets Navigator Fund, Service Class

Growth Opportunities Fund, Service Class

Mid Cap Value Fund, Service Class

Strategic Growth Fund, Service Class

Strategic International Equity Fund, Service Class

Legg Mason Partners Variable Equity Trust

ClearBridge Variable Mid Cap Core Portfolio, Class II (formerly Legg Mason ClearBridge Variable Mid Cap Core Portfolio, Class II)

ClearBridge Variable Small Cap Growth Portfolio, Class II (formerly Legg Mason ClearBridge Variable Small Cap Growth Portfolio, Class II)

Dynamic Multi-Strategy VIT Fund, Class II

Lord Abbett Series Fund, Inc.

Fundamental Equity Portfolio, Value Class

Calibrated Dividend Growth Portfolio, Value Class (formerly Capital Structure Portfolio, Value Class)

Bond-Debenture Portfolio, Value Class

Growth Opportunities Portfolio, Value Class

Classic Stock Portfolio, Value Class

Mid-Cap Stock Portfolio, Value Class

MFS® Variable Insurance TrustSM

MFS® Growth Series-SS

MFS® Investors Growth Stock Series-SS

MFS® Investors Trust Series-SS

MFS® New Discovery Series-SS

MFS® Research Bond Series-SS

MFS® Research Series-SS

MFS® Total Return Series-SS

MFS® Utilities Series-SS

MFS® Value Series-SS

MFS® Variable Insurance Trust II

MFS® Emerging Markets Equity Portfolio, Service Class Shares

MFS® International Value Portfolio, Service Class Shares

Oppenheimer Variable Account Funds

Capital Appreciation Fund/VA-SS

Global Fund/VA-SS (formerly Global Securities Fund/VA-SS)

Main Street Fund/VA-SS

Money Fund/VA

Global Strategic Income Fund/VA-SS

PIMCO Variable Insurance Trust

All Asset Fund, Advisor Class

Global Diversified Allocation Portfolio, Advisor Class

Long-Term US Government Fund, Advisor Class

Low Duration Fund, Advisor Class

Real Return Fund, Advisor Class

Short-Term Fund, Advisor Class

Total Return Fund, Advisor Class

Royce Capital Fund

Micro-Cap Fund, Service Class

Small-Cap Fund, Service Class

The value of your Contract that is allocated to the Sub-Accounts will vary according to the investment performance of the Funds in which the selected Sub-Accounts are invested. You bear the investment risk on amounts you allocate to the Sub-Accounts.

This Prospectus sets forth basic information about the Contract and the Variable Account that a prospective investor should know before investing. The Statement of Additional Information, which has been filed with the Securities and Exchange Commission, contains additional information about the Contract and the Variable Account. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on the last page of this Prospectus. You may obtain a copy of the Statement of Additional Information free of charge by writing or calling Protective Life at the address or telephone number shown above. You may also obtain an electronic copy of the Statement of Additional Information, as well as other material that we file electronically and certain material incorporated by reference, at the SEC web site (http://www.sec.gov).

Please read this prospectus carefully. You should keep a copy for future reference.

The Protective Variable Annuity NY Contract is not a deposit or obligation of, or guaranteed by, any bank or financial institution. It is not insured by the Federal Deposit Insurance Corporation or any other government agency, and it is subject to investment risk, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2013

PRO.PVANY.05.13

YIELDS AND TOTAL RETURNS	98
Yields	98
Total Returns	98
Standardized Average Annual Total Returns	98
Non-Standard Average Annual Total Returns	99
Performance Comparisons	99
Other Matters	100
FEDERAL TAX MATTERS	100
Introduction	100
The Company's Tax Status	100
TAXATION OF ANNUITIES IN GENERAL	100
Tax Deferral During Accumulation Period	100
Taxation of Withdrawals and Surrenders	102
Taxation of Annuity Payments	102
Tax Consequences of Protected Lifetime Income Benefits	103
Taxation of Death Benefit Proceeds	103
Assignments, Pledges, and Gratuitous Transfers	104
Penalty Tax on Premature Distributions	104
Aggregation of Contracts	104
Exchanges of Annuity Contracts	105
Loss of Interest Deduction Where Contract Is Held by or for the Benefit of Certain Nonnatural Persons	105
QUALIFIED RETIREMENT PLANS	105
In General	105
Protected Lifetime Income Benefits	108
Direct Rollovers	108
FEDERAL INCOME TAX WITHHOLDING	109
GENERAL MATTERS	109
Error in Age or Gender	109
Incontestability	109
Non-Participation	109
Assignment or Transfer of a Contract	110
Notice	110
Modification	110
Reports	110
Settlement	110
Receipt of Payment	110
Protection of Proceeds	110
Minimum Values	110
Application of Law	110
No Default	111
DISTRIBUTION OF THE CONTRACTS	111
Distribution	111
Selling Broker-Dealers	111
Inquiries	113
LEGAL PROCEEDINGS	113
VOTING RIGHTS	113
FINANCIAL STATEMENTS	114
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS	115
APPENDIX A: Death Benefit calculation examples	A-1
APPENDIX B: Surrender Charge calculation examples	B-1
APPENDIX C: Variable Annuitization calculation	C-1
APPENDIX D: Condensed Financial Information	D-1
APPENDIX E: Example of SecurePay Riders	E-1
APPENDIX F: Example of the Protective Income Manager Rider	F-1
APPENDIX G: Protective Income Manager Rider Payment Factors	G-1
APPENDIX H: Allocation Adjustment Program Example	H-1
APPENDIX I: Example of Joint Life Coverage With Significant Age Difference Between Covered Persons Under the Protective Income Manager Rider	I-1

DEFINITIONS

"We", "us", "our", "Protective Life", and "Company" refer to Protective Life and Annuity Insurance Company. "You", "your" and "Owner" refer to the person(s) who has been issued a Contract.

Accumulation Unit: A unit of measure used to calculate the value of a Sub-Account prior to the Annuity Date.

Administrative Office: Protective Life and Annuity Insurance Company, P. O. Box 10648, Birmingham, Alabama 35202-0648 (for Written Notice sent by U.S. postal service) or Protective Life and Annuity Insurance Company, 2801 Highway 280 South, Birmingham, Alabama 35223 (for Written Notice sent by a nationally recognized overnight delivery service).

Annuity Date: The date as of which the Annuity Value is applied to an Annuity Option.

Annuity Option: The payout option under which the Company makes annuity income payments.

Annuity Value: The amount we apply to the Annuity Option you have selected.

Assumed Investment Return: The assumed annual rate of return used to calculate the amount of the variable income payments.

Code: The Internal Revenue Code of 1986, as amended.

Contract: The Protective Variable Annuity NY, a flexible premium, deferred, variable and fixed annuity contract.

Contract Anniversary: The same month and day as the Issue Date in each subsequent year of the Contract.

Contract Value: Before the Annuity Date, the sum of the Variable Account value and the Guaranteed Account value.

Contract Year: Any period of 12 months commencing with the Issue Date or any Contract Anniversary.

DCA: Dollar cost averaging.

DCA Accounts: A part of the Guaranteed Account, but separate from the Fixed Account. The DCA Accounts are designed to transfer amounts to the Sub-Accounts of the Variable Account systematically over a designated period.

Fixed Account: A part of the Guaranteed Account, but separate from the DCA Accounts. Amounts allocated or transferred to the Fixed Account earn interest from the date the funds are credited to the account.

Fund: Any investment portfolio in which a corresponding Sub-Account invests.

Guaranteed Account: The Fixed Account (not available for C Series), the DCA Accounts and any other Investment Option we may offer with interest rate guarantees.

Investment Option: Any account to which you may allocate Purchase Payments or transfer Contract Value under this Contract. The Investment Options are the Sub-Accounts of the Variable Account and the Guaranteed Account available in this Contract.

Issue Date: The date as of which we credit the initial Purchase Payment to the Contract and the date the Contract takes effect.

Monthly Anniversary Date: The same day each month as the Issue Date, or the last day of any month that does not have the same day as the Issue Date.

Purchase Payment: The amount(s) paid by the Owner and accepted by the Company as consideration for this Contract.

Qualified Contracts: Contracts issued in connection with retirement plans that receive favorable tax treatment under Sections 401, 408, 408A or 457 of the Code.

Qualified Plans: Retirement plans that receive favorable tax treatment under Sections 401, 408, 408A or 457 of the Code.

Sub-Account: A separate division of the Variable Account.

Valuation Date: Each day on which the New York Stock Exchange is open for business.

Valuation Period: The period which begins at the close of regular trading on the New York Stock Exchange on any Valuation Date and ends at the close of regular trading on the next Valuation Date.

Variable Account: The Variable Annuity Account A of Protective Life, a separate investment account of Protective Life.

Written Notice: A notice or request submitted in writing in a form satisfactory to the Company that we receive at the Administrative Office via U.S. postal service or nationally recognized overnight delivery service.

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time you buy the Contract, take a withdrawal from or surrender the Contract, or transfer amounts among the Sub-Accounts and/or the Guaranteed Account. We may also deduct state premium taxes, if applicable.

OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Purchase Payments	None
Transfer Fee(1)	$25
SecurePay Medical Evaluation Fee(2)	$300
Premium Tax(3)	0.0%

	L Series	B Series	C Series
Maximum Surrender Charge (as % of amount surrendered)(4)	7%	7%	None

(1)  Protective Life currently does not charge this Transfer Fee, but reserves the right to do so in the future. (See "Charges and Deductions.")

(2)  This charge is assessed for each Covered Person when there is Joint Coverage under the SecurePay ME feature. Currently, this charge is $150 for Single Coverage and $300 for Joint Coverage. Protective Life generally charges this fee if the Owner has purchased a SecurePay rider, undergoes medical underwriting and accepts an offer by Protective Life to increase the Annual Withdrawal Amount ("AWA") as a result of its underwriting review. If an Owner requests an increase in the AWA under the SecurePay ME feature more than twice, however, Protective Life will deduct this charge whether or not it determines that the Owner qualifies for an increased AWA and whether or not the Owner begins taking SecurePay Withdrawals at the increased AWA. See "SecurePay ME®: Increased AWA for Certain Medical Conditions, How to Apply for an Increased AWA" for more information.

(3)  New York does not currently impose premium taxes on variable annuities.

(4)  The surrender charge is based upon cumulative Purchase Payments as of the date each Purchase Payment is applied to the Contract, and decreases over time. The total of surrender charges assessed will not exceed 9% of aggregate Purchase Payments. The surrender charge declines over time. (See "Determining the Surrender Charge.")

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

PERIODIC FEES AND CHARGES

(other than Fund expenses)

Annual Contract Maintenance Fee(1)	$30

Variable Account Annual Expenses
(as a percentage of average Variable Account value)

	L Series	B Series	C Series
Mortality and Expense Risk Charge	1.50%	1.20%	1.60%
Administration Charge	0.15%	0.10%	0.15%
Total Variable Account Annual Expenses (without the death benefit fee)	1.65%	1.30%	1.75%

Optional Benefit Charges

Monthly Maximum Anniversary Value Death Benefit Fee (as an annualized percentage of the death benefit value on each Monthly Anniversary Date, beginning on the 1st Monthly Anniversary Date)(2)		0.20%
Protected Lifetime Income Benefits(3)
SecurePay Fee(4) (as an annualized percentage of the Benefit Base(5) on each Monthly Anniversary Date, beginning with the 1st Monthly Anniversary Date following election of the rider)
	Maximum	Current
Purchase of SecurePay rider at time of Contract Purchase	1.20%	0.60%
Purchase of SecurePay rider under RightTime® option	1.40%	0.70%
	Maximum	Current
Purchase of SecurePay6 rider at time of Contract Purchase	2.00%	1.20%
Purchase of SecurePay6 rider under RightTime® Option	2.20%	1.30%

		Current
	Maximum	For Riders Purchased on or after 8/20/2012	For Riders Purchased Before 8/20/2012
Purchase of SecurePay R72 rider at time of Contract Purchase (no longer available for purchase as of 12/10/12)	2.00%	1.20%	1.00%
Purchase of SecurePay R72 rider under RightTime® Option (no longer available for purchase as of 12/10/12)	2.20%	1.30%	1.10%

Protective Income Manager Fee (as an annualized percentage of Contract Value, beginning with the 1st Monthly Anniversary Date following election of the rider)(6)

		Current
	Maximum	For Riders Purchased on or after 12/10/2012	For Riders Purchased Before 12/10/2012
Purchase of the Protective Income Manager rider at time of Contract Purchase	2.00%	1.20%	1.00%
Purchase of the Protective Income Manager rider under RightTime® option	2.20%	1.30%	1.10%

(1)  We will waive the annual contract maintenance fee if your Contract Value or aggregate Purchase Payments, reduced by surrenders and surrender charges, is $100,000 or more (See "Charges and Deductions.")

(2)  There are two death benefits available under the Contract: (1) the Return of Purchase Payments Death Benefit; and (2) the Maximum Anniversary Value Death Benefit. There is no death benefit fee for the Return of Purchase Payments Death Benefit. The Maximum Anniversary Value Death Benefit is not available if you purchase the Protective Income Manager rider. For more information on these death benefit values and fees, and how they are calculated, please see the "DEATH BENEFIT" and "Charges and Deductions, Death Benefit Fee" sections of this prospectus.

(3)  You may not purchase both the SecurePay rider and the Protective Income Manager rider.

(4)  We will give you at least 30 days' notice before any increase in the SecurePay Fee. You may elect not to pay the increase in your SecurePay Fee. If you do, your SecurePay rider will not terminate, but your current Benefit Base will be capped at its then current value. You will continue to be assessed your current SecurePay Fee, however, even though you will have given up the opportunity for any future increases in your SecurePay Benefit Base under any SecurePay rider. See "SecurePay with RightTime® Option" in this prospectus.

(5)  The Benefit Base is a value used to calculate the Annual Withdrawal Amounts, and the fees charged, under the SecurePay riders. On the Rider Issue Date, your initial Benefit Base is equal to your Contract Value. For more information on the SecurePay riders, the Benefit Base and how it is calculated, please see "SecurePay with RightTime® option" in this prospectus.

(6)  The Protective Income Manager fee is a percentage of the greatest of: the Contract Value on each Monthly Anniversary Date; the Contract Value on the later of the Rider Issue Date or the most recent Reset Date; or, if you purchased the rider on the Contract Issue Date, the sum of all Purchase Payments received (including your initial Purchase Payment), less any withdrawals made, during the 120-day period following the Contract Issue Date. During the 120 days immediately following the Contract Issue Date, the fee is based upon your initial Purchase Payment. We will give you at least 30 days' notice before any increase in the Protective Income Manager Fee. You may elect not to pay the increase in your Protective Income Manager Fee. If you do, your Protective Income Manager rider will not terminate, but we will "lock in" your most recent Protective Income Manager Payment Factor and will use this factor when we calculate your Optimal Withdrawal Amount on all future Contract Anniversaries, even if there is a Reset following the date you elect not to pay the fee increase. You will continue to be assessed your current Protective Income Manager Fee. See "Protective Income Manager (patent pending) with RightTime® Option" in this prospectus.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

The Fund expenses used to prepare the next table were provided to Protective Life by the Funds. The expenses shown are based on expenses incurred for the year ended December 31, 2012. Current or future expenses may be higher or lower than those shown.

RANGE OF EXPENSES FOR THE FUNDS

	Minimum		Maximum
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)	0.20%	-	4.21	%*

*  The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds' advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund's expenses.

Example of Charges

The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The examples show the costs of investing in each class of the Contract, including owner transaction expenses, the annual contract maintenance fee, Variable Account Charges, and both maximum and minimum total Annual Fund Operating Expenses. The first example assumes that you purchased the SecurePay R72 rider on or after August 20, 2012 under the RightTime® option at the maximum and current charges. The second example assumes that you have not purchased either SecurePay rider or the Protective Income Manager rider. The examples also assume that the Maximum Anniversary Value Death Benefit is in effect, and that all Contract Value is allocated to the Variable Account. The examples do not reflect transfer fees.

The examples assume that you invest $10,000 in the Contract for the periods indicated. The examples also assume that your investment has a 5% return each year.

(1)  If you purchased the SecurePay R72 rider:

(a)  If you surrender the Contract at the end of the applicable time period:

(i)  With the SecurePay R72 rider selected under the RightTime® option (reflecting the maximum charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expense
L Series	$1,447	$2,983	$4,146	$8,052
B Series	1,415	2,895	4,304	7,850
C Series	820	2,444	4,053	7,887
Minimum Fund Expense
L Series	$1,091	$1,970	$2,468	$5,442
B Series	1,058	1,871	2,664	5,122
C Series	439	1,369	2,373	5,262

(ii)  With the SecurePay R72 rider selected under the RightTime® option (reflecting the current charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expense
L Series	$1,364	$2,728	$3,690	$7,197
B Series	1,332	2,640	3,863	6,980
C Series	731	2,175	3,598	7,037
Minimum Fund Expense
L Series	$1,006	$1,700	$1,966	$4,292
B Series	973	1,600	2,178	3,952
C Series	348	1,083	1,873	4,119

(b)  If you annuitize* or remain invested in the Contract at the end of the applicable time period:

(i)  With the SecurePay R72 rider selected under the RightTime® option (reflecting the maximum charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expense
L Series	$840	$2,503	$4,146	$8,052
B Series	806	2,410	4,007	7,850
C Series	820	2,444	4,053	7,887
Minimum Fund Expense
L Series	$459	$1,427	$2,468	$5,442
B Series	423	1,323	2,297	5,122
C Series	439	1,369	2,373	5,262

(ii)  With the SecurePay R72 rider selected under the RightTime® option (reflecting the current charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expense
L Series	$751	$2,233	$3,690	$7,197
B Series	717	2,139	3,547	6,980
C Series	731	2,175	3,598	7,037
Minimum Fund Expense
L Series	$368	$1,141	$1,966	$4,292
B Series	333	1,035	1,791	3,952
C Series	348	1,083	1,873	4,119

(2)  If you have not purchased either SecurePay rider or Protective Income Manager rider:

(a)  If you surrender the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expense
L Series	$1,245	$2,365	$3,038	$5,880
B Series	1,213	2,274	3,231	5,640
C Series	603	1,789	2,947	5,726
Minimum Fund Expense
L Series	$885	$1,315	$1,249	$2,648
B Series	851	1,213	1,484	2,279
C Series	219	675	1,157	2,483

(b)  If you annuitize* or remain invested in the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expense
L Series	$624	$1,846	$3,038	$5,880
B Series	589	1,751	2,889	5,640
C Series	603	1,789	2,947	5,726
Minimum Fund Expense
L Series	$239	$733	$1,249	$2,648
B Series	203	624	1,067	2,279
C Series	219	675	1,157	2,483

*  You may not annuitize your Contract within 1 year of the Issue Date. For more information, see "ANNUITY PAYMENTS, Annuity Date, Changing the Annuity Date." Neither the death benefit fee nor the Protective Income Manager rider fee apply after the Annuity Date.

Please remember that the examples are an illustration and do not guarantee the amount of future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% rate of return assumed in the examples.

SUMMARY

The Contract

What is the Protective Variable Annuity NY Contract?

The Protective Variable Annuity NY Contract is an individual flexible premium deferred variable and fixed annuity contract issued by Protective Life. This prospectus describes three different classes of the Contract — the L Series, the B Series, and the C Series.. Each class has different charges and features that may be appropriate for you based on your financial situation, your age, and how you intend to use the Contract. For example, the L Series has a higher mortality and expense risk charge and administration charge than the B Series, but imposes a surrender charge over a shorter period of time than the B Series. The C Series imposes a higher mortality and expense risk charge than either of the other two classes, and a higher administration charge than the B Series, but has no surrender charge. Also, if you elect the B Series, your minimum required initial Purchase Payment may be lower, and under the C Series, you may not allocate your Purchase Payments or transfer Contract Value to the Fixed Account. (See "The Contract.")

What are the Company's obligations under the Contract?	The benefits under the Contract are paid by us from our general account assets and/or your Contract Value held in the Variable Account. You assume all of the investment risk for Purchase Payments and Contract Value allocated to the Sub-Accounts of the Variable Account, which is not part of our general account. Our general account assets support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors. Because amounts allocated to the Fixed Account and the DCA Accounts, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with any enhanced death benefits, a SecurePay rider, or the Protective Income Manager rider), are paid from our general account, any amounts that we may pay under the Contract in excess of Contract Value are subject to our financial strength and claims-paying ability.
It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and there are risks to purchasing any insurance product. For this reason, you should consider our financial strength and claims paying ability to meet our obligations under the Contract when purchasing a Contract and making investment decisions under the Contract.

How may I purchase a Contract?	Protective Life sells the Contracts through registered representatives of broker-dealers. We pay commissions and other compensation to the broker-dealers for selling the Contracts. (See "Distribution of the Contracts.")
Protective Life will issue your Contract when it receives and accepts your complete application information and an initial Purchase Payment through the broker-dealer you have selected. (See "Issuance of a Contract.")
What are the Purchase Payments?	The minimum amount that Protective Life will accept as an initial Purchase Payment is $25,000 ($5,000 for the B Series without the Protective Income Manager rider). Purchase Payments may be made at any time prior to the oldest Owner's or Annuitant's 86th birthday. No Purchase Payment will be accepted within 3 years of the Annuity Date then in effect. If you purchase a SecurePay rider, you cannot make any Purchase Payments on or after the Benefit Election Date. (See "SecurePay With RightTime® Option.") The minimum subsequent Purchase Payment we will accept is $100, or $50 if the payment is made under our current automatic purchase payment plan. The maximum aggregate Purchase Payment(s) we will accept without prior Administrative Office approval is $1,000,000. We may impose conditions for our acceptance of aggregate Purchase Payments greater than $1,000,000, such as limiting the death benefit options that are available under your Contract or your right to purchase a Protected Lifetime Income Benefit rider after the Issue Date under our RightTime option. We reserve the right not to accept any Purchase Payment. (See "Purchase Payments")
Can I cancel the Contract?

You have the right to return the Contract within 10 days after you receive it. The returned Contract will be treated as if it were never issued. Protective Life will refund the Contract Value, which may be more or less than the Purchase Payments. (See "Right to Cancel.")

Can I transfer amounts in the Contract?	Before the Annuity Date, you may transfer amounts among the Investment Options. There are, however, limitations on transfers: any transfer must be at least $100; no amounts may be transferred into a DCA Account.
In the B and L Series Contracts, no amounts may be transferred to the Fixed Account within six months after any transfer from the Guaranteed Account to the Variable Account; transfers out of the Fixed Account are limited to the greater of (a) $2,500 or (b) 25% of the value of the Fixed Account in any Contract Year.
We reserve the right to charge a transfer fee of $25 for each transfer after the 12th transfer in any Contract Year; we may restrict or refuse to honor transfers when we determine that they may be detrimental to the Funds or Contract Owners, such as frequent transfers and market timing transfers by or on behalf of an Owner or group of Owners. (See "Transfers.") If you purchase a SecurePay rider or the Protective Income Manager rider, your options for transferring Contract Value among the Investment Options will be restricted in accordance with our Allocation Guidelines and Restrictions. (See "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.")
Can I surrender the Contract?	Upon Written Notice before the Annuity Date, you may surrender the Contract and receive its surrender value. (See "Surrenders and Withdrawals.") Surrenders may have federal and state income tax consequences, as well as a 10% federal penalty tax if the surrender occurs before the Owner reaches age 59 1/2, and surrender charges may apply. (See "Charges and Deductions, Surrender Charge" and "Taxation of Withdrawals and Surrenders.")
Can I withdraw my money from the Contract?	Any time before the Annuity Date, you may request by Written Notice a withdrawal from your Contract provided the Contract Value remaining after the withdrawal is at least $5,000. Under certain conditions we may also accept withdrawals requested by facsimile and telephone. You also may elect to participate in our automatic withdrawal plan, which allows you to pre-authorize periodic withdrawals prior to the Annuity Date. (See "Surrenders and Withdrawals.") Withdrawals may be available under certain Annuity Options. (See "Annuity Payments — Annuity Options.") Withdrawals reduce your Contract Value and death benefit. Surrender charges and federal and state income taxes may apply, as well as a 10% federal penalty tax if the withdrawal occurs before the Owner reaches age 59 1/2. (See "Charges and Deductions, Surrender Charge" and "Taxation of Withdrawals and Surrenders.") If you purchase a SecurePay or Protective Income Manager rider, special withdrawal rules apply, especially on or after the Benefit Election Date. (See "Protected Lifetime Income Benefits.")

Is there a death benefit?	If any Owner dies before the Annuity Date and while this Contract is in force, a death benefit, less any applicable premium tax, will be payable to the Beneficiary. The death benefit is determined as of the end of the Valuation Period during which we receive due proof of the Owner's death. (See "Death Benefit.")
The Return of Purchase Payments Death Benefit is included with your Contract at no additional charge. You may select the Maximum Anniversary Value Death Benefit for an additional fee, but only if the oldest Owner is younger than 76 on the Issue Date of the Contract. You must select your death benefit at the time you apply for your Contract, and except as described below, your selection may not be changed after the Contract is issued. See "Charges and Deductions, Death Benefit Fee."
If you purchase the Protective Income Manager rider, your death benefit will be the Return of Purchase Payments Death Benefit. The Maximum Anniversary Value Death Benefit is not available under the Protective Income Manager rider. If you selected the Maximum Anniversary Value Death Benefit when you purchased your Contract and you later purchase the Protective Income Manager rider under our RightTime® option, we will pay the Return of Purchase Payments Death Benefit at the time of an Owner's death. If the value of your Maximum Anniversary Value Death Benefit at the time you elect the Protective Income Manager rider is greater than the value of the Return of Purchase Payments Death Benefit at that time, then you will forfeit this excess. We will stop assessing the fee for the Maximum Anniversary Value Death Benefit when we issue the Protective Income Manager rider, but will not refund the fees you paid for the Maximum Anniversary Value Death Benefit before that date. (See "Protective Income Manager With RightTime® Option.")

What charges do I pay under the Contract?	We assess a surrender charge under L Series and B Series Contracts if you withdraw or surrender your Purchase Payments from the Contract, depending on how long those payments were invested in the Contract. We may waive the surrender charge under certain circumstances. We apply a charge to the daily net asset value of the Variable Account that consists of a mortality and expense risk charge and an administration charge. We do not currently impose a transfer fee, but we reserve the right to charge a $25 fee for the 13th and each additional transfer during any Contract Year. We also deduct a contract maintenance fee from your Contract Value on each Contract Anniversary prior to the Annuity Date and on any other day that you surrender your Contract. We may waive the contract maintenance fee under certain circumstances. We also deduct from your Contract Value charges for any optional benefits and riders applicable to your Contract, such as the Maximum Anniversary Value Death Benefit, SecurePay and Protective Income Manager riders.
The Funds' investment management fees and other operating expenses are more fully described in the prospectuses for the Funds.
(See the "Fees and Expenses" tables preceding this Summary and the "Charges and Deductions" section later in this prospectus.)
What are the SecurePay Riders?	The SecurePay and SecurePay 6 riders guarantee the right to make withdrawals based upon the value of a protected lifetime income benefit base ("Benefit Base") that will remain fixed if your Contract Value declines due to poor market performance.
1) With the basic SecurePay rider, your Benefit Base may increase on your Contract Anniversary if your Contract Value has increased, but will remain fixed if the Contract Value has declined due to poor market performance.
2) Like the basic SecurePay rider, the SecurePay 6 rider provides for increases in your Benefit Base on your Contract Anniversary if your Contract Value has increased. SecurePay 6 also provides for potential increases in the Benefit Base of up to 6.0% each Contract Anniversary during a specified period, even if your Contract Value has not increased. The fee for the SecurePay 6 rider is higher than for the basic SecurePay rider.

The SecurePay R72 rider also provides for increases in your Benefit Base on your Contract Anniversary, if your Contract Value has increased, as well as potential roll-ups in the Benefit Base during a specified period, even if your Contract Value has not increased. Effective December 10, 2012, the SecurePay R72 rider is no longer available, even if you purchased your contract before December 10, 2012, and wish to purchase a SecurePay rider under the "RightTime" option. For more information regarding SecurePay R72, please see "THE SECUREPAY RIDERS WITH RightTime® OPTION" and "Appendix E".
Under any of the SecurePay riders, withdrawals may be made over the lifetime of persons designated under the rider, provided the rider's requirements are satisfied. Withdrawals may begin after the person(s) designated under the rider reaches the age of 59 1/2. Annual aggregate withdrawals on or after the Benefit Election Date that exceed the Annual Withdrawal Amount (AWA) will result in a reduction of rider benefits, and may even significantly reduce or eliminate the value of such benefits, because we will reduce the Benefit Base and corresponding AWA.
Under the SecurePay riders your options for allocating Purchase Payments and Contract Value will be restricted, because you must make all allocations in accordance with the rider's Allocation Guidelines and Restrictions. These Allocation Guidelines and Restrictions require you to allocate all of your Purchase Payments and Contract Value in accordance with Allocation by Investment Category guidelines or eligible Benefit Allocation Model Portfolios, and also require participation in the Allocation Adjustment Program. The Allocation Guidelines and Restrictions are designed to limit the volatility of your investment allocations, and the risk that we assume by offering the SecurePay riders. Therefore, if you are seeking a more aggressive growth strategy, the portfolio allocations and Allocation Adjustment Program required for participation in the SecurePay riders are probably not appropriate for you. Please see "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits."
We charge an additional fee if you purchase a SecurePay rider. If you elect a SecurePay rider, you will begin paying this fee as of the date the SecurePay rider is issued. You may not cancel a SecurePay rider for the first ten years following the date of its issue. To purchase a SecurePay rider, the youngest Owner and Annuitant must be age 55 or older and the oldest Owner and Annuitant must be age 85 or younger on the Rider Issue Date.
See "SecurePay with RightTime® Option."

What is the Protective Income Manager Rider (patent pending)?	The Protective Income Manager rider guarantees the right to make withdrawals each year even if your Contract Value is reduced to zero due to poor market performance, and provides fixed lifetime income payments for the life of any Covered Person ("Protected Lifetime Payments") beginning on the Maximum Annuity Date. The Protective Income Manager rider is specifically designed for you to withdraw all of your Contract Value systematically by the (younger) Covered Person's 95th birthday in annual amounts that may vary from year to year (the "Optimal Withdrawal Amount").
Note: The rider may not operate as designed if joint life coverage is selected and there is a significant age difference between the two Covered Persons. In that event, it is likely that on the Maximum Annuity Date (the older Covered Person's 95th birthday), a substantial amount of Contract Value will still be remaining. As a result, it may be in your best interest to apply this amount to an Annuity Option instead of the rider's Protected Lifetime Payment Annuity Option. If so, you will have paid for the rider without receiving its full benefit. If there is a significant age disparity between you and your spouse, then joint life coverage under the rider may not be appropriate for you. You should discuss this with your financial advisor to ascertain if joint life coverage will address your financial needs and be suitable for you. See "Protective Income Manager With RightTime® Option — Selecting Your Coverage Option" for factors to consider when discussing this with your advisor. Also see Appendix I for examples of joint life coverage when there is a significant age difference.
Annual aggregate withdrawals that exceed the Optimal Withdrawal Amount may result in a reduction of rider benefits, and may even significantly reduce or eliminate the value of such benefits, because we will recalculate the minimum guarantees associated with your Optimal Withdrawal Amount on the next Contract Anniversary.

If you purchase the Protective Income Manager rider, your options for allocating Purchase Payments and Contract Value will be restricted because you must make all allocations in accordance with our Allocation Guidelines and Restrictions. The Allocation Guidelines and Restrictions require you to allocate all of your Purchase Payments and Contract Value in accordance with Allocation by Investment Category guidelines or eligible Benefit Allocation Model Portfolios, and also require participation in the Allocation Adjustment Program (patent pending). The Allocation Guidelines and Restrictions are designed to limit the volatility of your investment allocations, and the risk that we assume by offering Protective Income Manager. Therefore, if you are seeking a more aggressive growth strategy, the portfolio allocations and Allocation Adjustment Program required for participation in the Protective Income Manager rider are probably not appropriate for you. Please see "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits."
We charge an additional fee if you purchase the Protective Income Manager rider. If you elect the Protective Income Manager rider, you will begin paying this fee as of the date the Protective Income Manager rider is issued. You may not cancel the Protective Income Manager rider for the first ten years following the date of its issue.
The Protective Income Manager mark is considered to be the exclusive intellectual property of Protective Life Insurance Company. The Protective Income Manager and Allocation Adjustment Program technology and know-how are the proprietary and patent-pending intellectual property of Protective Life Insurance Company. For more information on the Protective Income Manager rider, please see "Protective Income Manager With RightTime® Option."
What is the RightTime® Option?	You may elect either a SecurePay rider or the Protective Income Manager rider at the time you purchase your Contract, or you may purchase one of these riders at a later date under our RightTime® option so long as you satisfy the rider's issue requirements and the rider is still available for sale. If you purchase a rider under the RightTime® option, the rider will be subject to the terms and conditions in effect at the time the rider is issued. Currently, the annual rider fee is 0.10% higher if you exercise the RightTime® option to elect a rider than if you elect the rider when you purchase your Contract. See "Protected Lifetime Income Benefits."

What Annuity Options are available?

Currently, we apply the Annuity Value to an Annuity Option on the Annuity Date, unless you choose to receive that amount in a lump sum. Annuity Options include: payments for a certain period and life income with or without payments for a certain period. Annuity Options are available on either a fixed or variable payment basis. (See "Annuity Payments".)

Is the Contract available for qualified retirement plans?

You may purchase the Contract for use within certain qualified retirement plans or arrangements that receive favorable tax treatment, such as individual retirement accounts and individual retirement annuities (IRAs), and pension and profit sharing plans (including H.R. 10 Plans). Many of these qualified plans, including IRAs, provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans or arrangements alone. There are costs and expenses under the Contract related to these benefits and features. You should consult a qualified tax or financial adviser for information specific to your circumstances to determine whether the use of the Contract within a qualified retirement plan is an appropriate investment for you. (See "Description of the Contract, The Contract," and "Federal Tax Matters, Qualified Retirement Plans.")

Where may I find financial information about the Sub-Accounts?	You may find financial information about the Sub-Accounts in Appendix D to this prospectus and in the Statement of Additional Information.
Other contracts

We offer other types of annuity contracts and insurance policies that also invest in the same Funds in which your Contract invests. These other types of contracts and policies may have different charges that could affect the value of their Sub-Accounts and may offer different benefits than the Contract. To obtain more information about these other contracts and policies, you may contact our Administrative Office in writing or by telephone.

Federal Tax Status

Generally all earnings on the investments underlying the Contract are tax-deferred until withdrawn or until annuity income payments begin. A distribution from a non-Qualified Contract, which includes a surrender or withdrawal or payment of a death benefit, will generally result in taxable income if there has been an increase in the Contract Value. In the case of a Qualified Contract, a distribution generally will result in taxable income even if there has not been an increase in the Contract Value. In certain circumstances, a 10% penalty tax may also apply. All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. (See "Federal Tax Matters").

THE COMPANY, VARIABLE ACCOUNT AND FUNDS

Protective Life and Annuity Insurance Company

The Contracts are issued by Protective Life and Annuity Insurance Company (formerly American Foundation Life Insurance Company), a wholly owned subsidiary of Protective Life Insurance Company, which is the chief operating subsidiary of Protective Life Corporation, a Delaware insurance holding company whose stock is traded on the New York Stock Exchange. Protective Life and Annuity Insurance Company ("Protective Life") was organized as an Alabama company in 1978. Protective Life is authorized to transact business as an insurance company or a reinsurance company in 47 states (including New York) and Washington D.C. and offers a variety of individual life, individual and group annuity insurance products. The Company's statutory assets for fiscal year ending in 2012 were approximately $2.1 billion.

The assets of Protective Life's general account support its insurance and annuity obligations and are subject to its general liabilities from business operations and to claims by its creditors. Because amounts allocated to the Fixed Account and the DCA Accounts, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with any enhanced death benefits, a SecurePay rider, or the Protective Income Manager rider), are paid from Protective Life's general account, any amounts that Protective Life may pay under the Contract in excess of Contract Value are subject to its financial strength and claims-paying ability. It is important to note that there is no guarantee that Protective Life will always be able to meet its claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider Protective Life's financial strength and claims paying ability to meet its obligations under the Contract when purchasing a Contract and making investment decisions under the Contract.

Variable Annuity Account A of Protective Life

The Variable Annuity Account A of Protective Life, also called the Variable Account, is a separate investment account of Protective Life. The Variable Account was established under Alabama law by the Board of Directors of Protective Life on December 1, 1997. The Variable Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a separate account under federal securities laws.

Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's general account. You assume all of the investment risk for Purchase Payments and Contract Value allocated to the Sub-Accounts. Your Contract Value in the Sub-Accounts is part of the assets of the Variable Account. The portion of the assets of the Variable Account equal to the reserves and other contract liabilities (which is equal to Contract Value) of the Variable Account will not be charged with liabilities that arise from any other business Protective Life conducts. Protective Life may transfer to its general account any assets which exceed the reserves and other contract liabilities (which is equal to Contract Value) of the Variable Account. Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the net assets supporting the contracts. The income, gains and losses, both realized and unrealized, from the assets of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of Protective Life. The obligations under the Contracts are obligations of Protective Life.

The following Sub-Accounts of the Variable Account generally are available in the Contracts:

Fidelity VIP Contrafund®-SC2*
Fidelity VIP Index 500-SC2*
Fidelity VIP Investment Grade Bond-SC2*
Fidelity VIP MidCap-SC2*
Franklin Flex Cap Growth Securities-C2*
Franklin Income Securities-C2*
Franklin Rising Dividends Securities-C2*
Franklin Small Cap Value Securities-C2*
Franklin Small-MidCap Growth Securities-C2*
Franklin U.S. Government-C2*
Mutual Shares Securities-C2*
Templeton Developing Markets Securities-C2*
Templeton Foreign Securities-C2*
Templeton Global Bond Securities-C2*
Templeton Growth Securities-C2*
Goldman Sachs Global Markets Navigator Fund SC*
Goldman Sachs Growth Opportunities SC*
Goldman Sachs Mid Cap Value SC*
Goldman Sachs Strategic Growth SC*
Goldman Sachs Strategic International Equity SC*
Invesco V.I. American Value II (formerly Invesco Van Kampen V.I. American Value II)*
Invesco V.I. Balanced Risk Allocation II (formerly Invesco Van Kampen V.I. Balanced Risk Allocation II)*
Invesco V.I. Comstock II (formerly Invesco Van Kampen V.I. Comstock II)*
Invesco V.I. Equity and Income II (formerly Invesco Van Kampen V.I. Equity and Income II)*
Invesco V.I. Global Real Estate II*
Invesco V.I. Government Securities II*
Invesco V.I. Growth and Income II (formerly Invesco Van Kampen V.I. Growth and Income II)*
Invesco V.I. International Growth II*
Invesco V.I. Mid Cap Growth II (formerly Invesco Van Kampen V.I. Mid Cap Growth II)*
Invesco V.I. Small Cap Equity II*
ClearBridge Variable Mid Cap Core II (formerly Legg Mason ClearBridge Variable Mid Cap Core II)*
ClearBridge Variable Small Cap Growth II (formerly Legg Mason ClearBridge Variable Small Cap Growth II)*
Legg Mason Dynamic Multi-Strategy VIT II*	Lord Abbett Fundamental Equity-VC
Lord Abbett Calibrated Dividend Growth-VC
(formerly Lord Abbett Capital Structure-VC)
Lord Abbett Bond-Debenture-VC
Lord Abbett Growth Opportunities-VC
Lord Abbett Classic Stock-VC
Lord Abbett Mid-Cap Stock-VC
MFS Growth-SS*
MFS Investors Growth Stock-SS*
MFS Investors Trust-SS*
MFS New Discovery-SS*
MFS Research Bond-SS*
MFS Research-SS*
MFS Total Return-SS*
MFS Utilities-SS*
MFS Value-SS*
MFS II Emerging Markets Equity-SC*
MFS II International Value-SC*
Oppenheimer Capital Appreciation/VA-SS*
Oppenheimer Global SS (formerly Oppenheimer Global Securities SS)*
Oppenheimer Main Street/VA-SS*
Oppenheimer Money/VA
Oppenheimer Global Strategic Income/VA-SS*
PIMCO All Asset-AC*
PIMCO Global Diversified Allocation-AC*
PIMCO Long-Term US Government-AC*
PIMCO Low Duration-AC*
PIMCO Real Return-AC*
PIMCO Short-Term-AC*
PIMCO Total Return-AC*
Royce Capital Micro-Cap-SC*
Royce Capital Small-Cap-SC*

*  This Sub-Account invests in a class of Fund shares that pays distribution or service fees under Rule 12b-1 of the Investment Company Act of 1940. For more information, please see "Other Information about the Funds" and "Distribution of the Contracts" in this prospectus, and the prospectus for the Fund.

If you select a SecurePay rider or the Protective Income Manager rider, your options for allocating Purchase Payments and Contract Value will be restricted. You must allocate your Purchase Payments and Contract Value in accordance with our Allocation Guidelines and Restrictions. In general, the required allocations under these guidelines focus on conservative, high quality bond funds, combine bond funds and growth stock funds, or emphasize growth stock funds while including a significant weighting of bond funds with a goal of seeking to provide income and/or capital appreciation while avoiding excessive risk. (See "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.")

Administration

Pursuant to an agreement with Protective Life, Protective Life Insurance Company performs the Contract administration at its Administrative Office at 2801 Highway 280 South, Birmingham, Alabama 35223. Contract administration includes processing applications for the Contracts and subsequent Owner requests; processing Purchase Payments, transfers, surrenders and death benefit claims as well as performing record maintenance and disbursing annuity income payments.

The Funds

The assets of each Sub-Account are invested solely in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: Fidelity® Variable Insurance Products managed by Fidelity Management & Research Company and subadvised by FMR Co., Inc., Strategic Advisors, Inc., or Fidelity Investments Money Management, Inc.; Oppenheimer Variable Account Funds managed by OppenheimerFunds, Inc.; MFS® Variable Insurance TrustSM managed by MFS Investment Management; MFS® Variable Insurance Trust II (the "MFS II Funds") managed by MFS Investment Management; Lord Abbett Series Fund, Inc., managed by Lord, Abbett & Co. LLC; Legg Mason Partners Variable Equity Trust advised by Legg Mason Partners Fund Advisor, LLC, and sub-advised by ClearBridge Advisors, LLC; PIMCO Variable Insurance Trust advised by Pacific Investment Management Company, LLC, and sub-advised by Research Affiliates, LLC; Royce Capital Fund advised by Royce & Associates, LLC; and Goldman Sachs Variable Insurance Trust managed by Goldman Sachs Asset Management L.P. or Goldman Sachs Asset Management International. Franklin Advisers, Inc. is the investment adviser for the Franklin Flex Cap Growth Securities Fund, Franklin Income Securities Fund, Franklin Small-Mid Cap Growth Securities Fund, Franklin U.S. Government Fund and Templeton Global Bond Securities Fund. Franklin Advisory Services, LLC is the investment adviser for Franklin Rising Dividends Securities Fund. Franklin Mutual Advisers, LLC is the investment adviser for Mutual Shares Securities Fund. Templeton Investment Counsel, LLC is investment adviser for Templeton Foreign Securities Fund and Templeton Global Advisors Limited is investment adviser for Templeton Growth Securities Fund. Invesco Advisers, Inc. is the investment adviser for AIM Variable Insurance Funds (Invesco Variable Insurance Funds). The Invesco V.I. Balanced Risk Allocation Fund is subadvised by Invesco Asset Management Deutschland GmbH. Shares of these funds are offered only to:

(1)  the Variable Account;

(2)  other separate accounts of Protective Life and its affiliates supporting variable annuity contracts or variable life insurance policies;

(3)  separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies; and

(4)  certain qualified retirement plans.

Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information. You may obtain a prospectus for any of the Funds by contacting Protective Life or by asking your investment advisor. You should read the Funds' prospectuses carefully before making any decision concerning the allocation of Purchase Payments or transfers among the Sub-Accounts.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. American Value II (formerly Invesco Van Kampen V.I. American Value II)

This Fund's investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

Invesco V.I. Comstock II (formerly Invesco Van Kampen V.I. Comstock II)

This Fund's investment objective is to seek capital growth and income through investment in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

Invesco V.I. Equity and Income II (formerly Invesco Van Kampen V.I. Equity and Income II)

This Fund's investment objectives are both capital appreciation and current income.

Invesco V.I. Growth and Income II (formerly Invesco Van Kampen V.I. Growth and Income II)

This Fund's investment objective is to seek long-term growth of capital and income.

Invesco V.I. Mid Cap Growth II (formerly Invesco Van Kampen V.I. Mid Cap Growth II)

This Fund's investment objective is to seek capital growth.

Invesco V.I. Balanced Risk Allocation Fund, Series II Shares

The Fund's investment objective is total return with a low to moderate correlation to traditional financial market indices.

Invesco V.I. Government Securities Fund, Series II Shares

The Fund's investment objective is total return, comprised of current income and capital appreciation.

Invesco V.I. Global Real Estate Fund, Series II Shares

This Fund's investment objective is total return through growth of capital and current income.

Invesco V.I. International Growth Fund, Series II Shares

This Fund's investment objective is long-term growth of capital.

Invesco V.I. Small Cap Equity Fund, Series II Shares

The Fund's investment objective is long-term growth of capital.

Fidelity® Variable Insurance Products

VIP Contrafund® Portfolio, Service Class 2

This Fund seeks long-term capital appreciation.

VIP Index 500 Portfolio, Service Class 2

This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.

VIP Investment Grade Bond Portfolio, Service Class 2

This Fund seeks as high a level of current income as is consistent with the preservation of capital.

VIP MidCap Portfolio, Service Class 2

This Fund seeks long-term growth of capital.

Franklin Templeton Variable Insurance Products Trust

Franklin Flex Cap Growth Securities Fund, Class 2

This Fund seeks capital appreciation. Under normal market conditions, the Fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation.

Franklin Income Securities Fund, Class 2

This Fund seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in both equity and debt securities.

Franklin Rising Dividends Securities Fund, Class 2

This Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies that have paid rising dividends.

Franklin Small Cap Value Securities Fund, Class 2

This Fund seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies.

Franklin Small-Mid Cap Growth Securities Fund, Class 2

This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization and mid capitalization companies.

Franklin U.S. Government Fund, Class 2

This Fund seeks income. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities.

Mutual Shares Securities Fund, Class 2

This Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

Templeton Developing Markets Securities Fund, Class 2

This Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging markets investments.

Templeton Foreign Securities Fund, Class 2

This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Templeton Global Bond Securities Fund, Class 2

This Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

Templeton Growth Securities Fund, Class 2

This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests predominantly in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

Goldman Sachs Variable Insurance Trust

Strategic Growth Fund, Service Class

This Fund seeks long-term growth of capital.

Global Markets Navigator Fund, Service Class

This Fund seeks to achieve investment results that approximate the performance of the GS Global Markets Navigator Index.

Growth Opportunities Fund, Service Class

This Fund seeks long-term growth of capital.

Mid Cap Value Fund, Service Class

This Fund seeks long-term capital appreciation.

Strategic International Equity Fund, Service Class

This Fund seeks long-term growth of capital.

Legg Mason Partners Variable Equity Trust

ClearBridge Variable Mid Cap Core Fund, Class II (formerly Legg Mason ClearBridge Variable Mid Cap Core Fund, Class II)

This Fund seeks long-term growth of capital.

ClearBridge Variable Small Cap Growth Fund, Class II (formerly Legg Mason ClearBridge Variable Small Cap Growth Fund, Class II)

This fund seeks long-term growth of capital.

Legg Mason Dynamic Multi-Strategy VIT Fund, Class II

The fund seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. The fund will seek to reduce volatility as a secondary objective.

Lord Abbett Series Fund, Inc.

Fundamental Equity Portfolio, Value Class

The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

Calibrated Dividend Growth Portfolio, Value Class (formerly Capital Structure Portfolio, Value Class)

The Fund's investment objective is to seek current income and capital appreciation.

Bond-Debenture Portfolio, Value Class

The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

Growth Opportunities Portfolio, Value Class

The Fund's investment objective is capital appreciation.

Classic Stock Portfolio, Value Class

The Fund's investment objective is growth of capital and growth of income consistent with reasonable risk.

Mid-Cap Stock Portfolio, Value Class

The Fund's investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

MFS® Variable Insurance Trust

MFS Growth Series, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS Investors Growth Stock Series, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS Investors Trust Series, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS New Discovery Series, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS Research Bond Series, Service Class Shares

This Fund seeks total return with an emphasis on current income, but also considering capital appreciation.

MFS Research Series, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS Total Return Series, Service Class Shares

This Fund's investment objective is to seek total return.

MFS Utilities Series, Service Class Shares

This Fund's investment objective is to seek total return.

MFS Value Series, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS® Variable Insurance Trust II

MFS Emerging Markets Equity Portfolio, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS International Value Portfolio, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

Oppenheimer Variable Account Funds

Capital Appreciation Fund/VA, Service Shares

This Fund seeks capital appreciation.

Global Fund/VA, Service Shares (formerly Global Securities Fund/VA, Service Shares)

This Fund seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth type" companies, cyclical industries and special situations that are considered to have appreciation possibilities.

Main Street Fund/VA, Service Shares

This Fund seeks capital appreciation.

Money Fund/VA

This Fund seeks maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. An investment in the Money Fund is not a deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The yield of this Fund may become very low during periods of low interest rates. After deduction of Variable Account charges, the yield in the Sub-Account that invests in this Fund could be negative.

Global Strategic Income Fund/VA, Service Shares

This Fund seeks a high level of current income principally derived from interest on debt securities.

PIMCO Variable Insurance Trust

All Asset Portfolio, Advisor Class

This Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Long-Term US Government Portfolio, Advisor Class

This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio invests under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities"), which may be represented by forwards or derivatives such as options, future contracts, or swap agreements.

Low Duration Portfolio, Advisor Class

This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The average portfolio duration of this Portfolio normally varies from one to three years based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates.

Real Return Portfolio, Advisor Class

This Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Portfolio invests under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, future contracts or swap agreements.

Short-Term Portfolio, Advisor Class

This Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity. The average portfolio duration of this Portfolio will vary based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates and will normally not exceed one year. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

Total Return Portfolio, Advisor Class

This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio invests under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

Royce Capital Fund

Micro-Cap Fund, Service Class

This Fund seeks long-term growth of capital. Invests primarily in equity securities of micro-cap companies with market capitalizations of up to $750 million.

Small-Cap Fund, Service Class

This Fund seeks long-term growth of capital. Invests primarily in equity securities of small-cap companies, those with market capitalizations between $750 million and $2.5 billion.

There is no assurance that the stated objectives and policies of any of the Funds will be achieved. More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds and the current Statement of Additional Information for each of the Funds. You may obtain a prospectus or a Statement of Additional Information for any of the Funds by contacting Protective Life or by asking your investment advisor. You should read the Funds'

prospectuses carefully before making any decision concerning the allocation of Purchase Payments or transfers among the Sub-Accounts.

Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

Selection of Funds

We select the Funds offered through the Contracts based on several criteria, including the following:

•  asset class coverage,

•  the strength of the investment adviser's (or sub-adviser's) reputation and tenure,

•  brand recognition,

•  performance,

•  the capability and qualification of each investment firm, and

•  whether our distributors are likely to recommend the Funds to Contract Owners.

Another factor we consider during the selection process is whether the Fund, its adviser, its sub-adviser, or an affiliate will make payments to us or our affiliates. For a discussion of these arrangements, see "Certain Payments We Receive with Regard to the Funds." We also consider whether the Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contracts. We review each Fund periodically after it is selected. Upon review, we may remove a Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to a Fund if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant contract owner assets. We do not recommend or endorse any particular Fund, and we do not provide investment advice.

Asset Allocation Model Portfolios

Four asset allocation models ("Model Portfolios") are available at no additional charge as investment options under your Contract.

Each Model Portfolio invests different percentages of Contract Value in some or all of the Sub-Accounts under your Contract, and these Model Portfolios range from conservative to aggressive. The Model Portfolios are intended to provide a diversified investment portfolio by combining different asset classes to help you reach your investment goal. Also, while diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market. There can be no assurance that any of the Model Portfolios will achieve their investment objective.

Pursuant to an agreement with Protective Life, Milliman, Inc., a diversified financial services firm and registered investment adviser, determines the composition of the Model Portfolios and is compensated by Protective for doing so. There is no investment advisory relationship between Milliman and Owners. In the future, Protective may modify or discontinue its arrangement with Milliman, in which case Protective may contract with another firm to provide similar asset allocation models, provide its own asset allocation models, or cease offering asset allocation models.

The available Model Portfolios and the composition of each specific Model Portfolio you select may change from time to time. However, we will not change your existing Contract Value or Purchase Payment allocation or percentages in response to these changes. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different Model Portfolio, you must submit new allocation instructions to our Administrative Office in writing.

The following is a brief description of the four Model Portfolios currently available. They are more fully described in a separate brochure. Your sales representative can provide additional information about the Model Portfolios and help you select which Model Portfolio, if any, may be suitable for you. Please talk to him or her if you have additional questions about these Model Portfolios.

Conservative Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 45% in equity and 55% in fixed income investments. The largest of the asset class target allocations are in fixed income, large cap value and mortgages.

Moderate Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 55% in equity and 45% in fixed income investments. The largest asset class target allocations are in fixed income, large cap value, international equity and large cap growth.

Growth and Income portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 65% in equity and 35% in fixed income investments. The largest asset class target allocations are in fixed income, international equity, large cap value, and large cap growth.

Aggressive Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 90% in equity and 10% in fixed income investments. The largest asset class target allocations are in international equity, large cap value, large cap growth and mid cap stocks.

The target asset allocations of these Model Portfolios may vary from time to time in response to market conditions and changes in the portfolio holdings of the Funds in the underlying Sub-Accounts.

Other Information about the Funds

Each Fund sells its shares to the Variable Account in accordance with the terms of a participation agreement between the appropriate investment company and Protective Life. The termination provisions of these agreements vary. If a participation agreement relating to a Fund terminates, the Variable Account may not be able to purchase additional shares of that Fund. In that event, Owners may no longer be able to allocate Variable Account value or Purchase Payments to Sub-Accounts investing in that Fund. In certain circumstances, it is also possible that a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement relating to that Fund has not been terminated. Should a Fund decide to discontinue selling its shares to the Variable Account, Protective Life would not be able to honor requests from Owners to allocate Purchase Payments or transfer Contract Value to the Sub-Account investing in shares of that Fund.

Certain Payments We Receive with Regard to the Funds

We (and our affiliates) may receive payments from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof. These payments are negotiated and thus differ by Fund (sometimes substantially), and the amounts we (or our affiliates) receive may be significant. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that we and our affiliates incur in promoting, marketing, distributing, and administering the Contracts, and, in our role as intermediary, the Funds. We (and our affiliates) may profit from these payments.

12b-1 Fees. We and our affiliate, Investment Distributors, Inc. ("IDI"), the principal underwriter for the Contracts, receive 12b-1 fees from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Fund attributable to the Contracts and to certain other variable insurance contracts issued or administered by us (or our affiliate). IDI may pay some or all of the 12b-1 fees it receives to us. Rule 12b-1 fees are paid out of Fund assets as part of the Fund's total annual fund operating expenses. Payments made out of Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The chart below shows the maximum 12b-1 fees we and IDI anticipate we will receive from the Funds on an annual basis:

Incoming 12b-1 Fees

Fund	Maximum 12b-1 fee
Paid to IDI:
Fidelity Variable Insurance Products	0.25%
Paid to us:
Franklin Templeton Variable Insurance Products Trust	0.25%
Goldman Sachs Variable Insurance Trust	0.25%
Royce Capital Fund	0.25%
Legg Mason Partners Variable Equity Trust	0.25%
MFS Variable Insurance Trust	0.25%
MFS Variable Insurance Trust II	0.25%
PIMCO Variable Insurance Trust	0.25%
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	0.25%
Oppenheimer Variable Account Funds	0.25%

Payments From Advisers and/or Distributors. As of the date of this prospectus, we (or our affiliates) also receive payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of all of the Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of the average daily net assets of the particular Fund attributable to the Contracts and to certain other variable insurance contracts issued or administered by us (or our affiliate). The payments we receive from the investment advisers, sub-advisers or distributors of the Funds currently range from 0.10% to 0.50% of Fund assets attributable to our variable insurance contracts.

Other Payments. A Fund's adviser, sub-adviser, or distributor or its affiliates may provide us (or our affiliates) and/or broker-dealers that sell the Contracts ("selling firms") with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

For details about the compensation payments we make in connection with the sale of the Contracts, see "Distribution of the Contracts."

Other Investors in the Funds

Shares of Fidelity® Variable Insurance Products, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), the MFS Variable Insurance Trust, MFS Variable Insurance Trust II, Oppenheimer Variable Account Funds, Lord Abbett Series Fund, Inc., Franklin Templeton Variable Insurance Products Trust, Royce Capital Fund, Legg Mason Partners Variable Equity Trust, PIMCO Variable Insurance Trust and Goldman Sachs Variable Insurance Trust, are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as "shared funding." They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners of Protective Life's Contracts, whose Contract Values are allocated to the Variable Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners generally or certain classes of Contract Owners, and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another fund. The boards of directors (or trustees) of Fidelity® Variable Insurance Products, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), the MFS Variable Insurance Trust, MFS Variable Insurance Trust II, Oppenheimer Variable Account Funds, Lord Abbett Series Fund, Inc., Franklin Templeton Variable Insurance Products Trust, Royce Capital Fund, Legg Mason Partners Variable Equity Trust, PIMCO Variable Insurance Trust and Goldman Sachs Variable Insurance Trust, monitor events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund's various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

Addition, Deletion or Substitution of Investments

Protective Life reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Fund are no longer available for investment or if in Protective Life's judgment further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares, if any, of that Fund and substitute shares of another registered open-end management company or unit investment trust. The new funds may have higher fees and charges than the ones they replaced. Protective Life will not substitute any shares attributable to a Contract's interest in the Variable Account without notice and any necessary approval of the Securities and Exchange Commission and state insurance authorities.

Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in shares of a new Fund. Subject to applicable law and any required SEC approval, Protective Life may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. We may make any new Sub-Accounts available to existing Owner(s) on a basis we determine. All Sub-Accounts and Funds may not be available to all classes of contracts.

If we make any of these substitutions or changes, Protective Life may by appropriate endorsement change the Contract to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owners and Annuitants, and subject to any approvals that applicable law may require, we may operate the Variable Account as a management company under the 1940 Act, we may de-register it under that Act if registration is no longer required, or we may combine it with other Protective Life separate accounts. Protective Life reserves the right to make any changes to the Variable Account that the 1940 Act or other applicable law or regulation requires or permits.

DESCRIPTION OF THE CONTRACT

The following sections describe the Contracts currently being offered.

The Contract

The Protective Variable Annuity NY Contract is an individual flexible premium deferred variable and fixed annuity contract issued by Protective Life. There are three different classes of the Contract — the L Series, the B Series, and the C Series — with different charges and features that may be appropriate for you based on your financial situation, your age, and how you intend to use the Contract. Once you elect a class, you may not later switch to a different class. Therefore, before you select a class, you should carefully compare all three and consult your sales representative to determine which class best suits your needs. The three classes differ as follows:

	L Series	B Series	C Series
Mortality and Expense Risk Charge	1.50%	1.20%	1.60%
Administration Charge	0.15%	0.10%	0.15%
Total Variable Account Annual Expenses	1.65%	1.30%	1.75%
Surrender Charge Schedule (Based on Date of Each Purchase Payment)	4 years (7.0%, 7.0%, 6.0%, 6.0%)	7 years (7.0%, 6.0%, 6.0%, 5.0%, 4.0%, 3.0%, 2.0%)	None
Minimum Required Initial Purchase Payment	$25,000	$5,000 ($25,000 if Protective Income Manager rider is purchased)	$25,000
Ability to Allocate Purchase Payments and Transfer Contract Value to the Fixed Account	Yes	Yes	No

Among the factors you should consider when choosing which class may be most appropriate for your individual needs are the following:

•  Your age;

•  The amount of your initial investment;

•  How long you intend to hold the Contract;

•  The likelihood that you will want or need to make withdrawals from the Contract and if so, when you would do so (withdrawals will be reduced by the imposition of any applicable surrender charge);

•  Your investment objectives, particularly with respect to allocating Purchase Payments and transferring Contract Value to the Fixed Account (amounts held in the Fixed Account are credited a fixed rate of interest); and

•  Your desire to minimize costs and/or maximize returns associated with the Contract.

Use of the Contract in Qualified Plans

You may purchase the Contract on a non-qualified basis. You may also purchase it for use within certain qualified retirement plans or in connection with other employee benefit plans or arrangements that receive favorable tax treatment. Such qualified plans include individual retirement accounts and individual retirement annuities (IRAs), and pension and profit sharing plans (including H.R. 10 Plans). Many of these qualified plans, including IRAs, provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans and employee benefit plans or arrangements alone. There are costs and expenses under the Contract related to these benefits and features. You should consult a qualified tax and/or financial adviser regarding the use of the Contract within a Qualified Plan or in connection with other employee benefit plans or arrangements. You should carefully consider the benefits and features provided by the Contract in relation to their costs as they apply to your particular situation.

Parties to the Contract

Owner

The Owner is the person or persons who own the Contract and is entitled to exercise all rights and privileges provided in the Contract. Two persons may own the Contract together. In the case of two Owners, provisions relating to action by the Owner means both Owners acting together. However, Protective Life may accept instructions from one Owner on behalf of both Owners. Protective Life will only issue a Contract prior to each Owner's 86th birthday (76th birthday if the Maximum Anniversary Value Death Benefit is selected). Individuals as well as nonnatural persons, such as corporations or trusts, may be Owners. In the case of Owners who are nonnatural persons, age restrictions apply to the Annuitant.

The Owner of this Contract may be changed by Written Notice provided:

(1)  each new Owner's 86th birthday (76th birthday if Maximum Anniversary Value Death Benefit was selected) is after the Issue Date; and

(2)  each new Owner's 95th birthday is on or after the Annuity Date.

For a period of 1 year after any change of ownership involving a natural person, the death benefit will equal the Contract Value. Naming a nonnatural person as an Owner or changing the Owner may result in a tax liability. (See "Taxation of Annuities in General.") If you select a SecurePay rider or the Protective Income Manager rider, changing and/or adding Owners may result in termination of the rider. (See "Protected Lifetime Income Benefits.")

Beneficiary

The Beneficiary is the person or persons who may receive the benefits of this Contract upon the death of any Owner.

Primary — The Primary Beneficiary is the surviving Owner, if any. If there is no surviving Owner, the Primary Beneficiary is the person or persons designated by the Owner and named in our records.

Contingent — The Contingent Beneficiary is the person or persons designated by the Owner and named in our records to be Beneficiary if the Primary Beneficiary is not living at the time of the Owner's death.

If no Beneficiary designation is in effect or if no Beneficiary is living at the time of an Owner's death, the Beneficiary will be the estate of the deceased Owner. If any Owner dies on or after the Annuity Date, the Beneficiary will become the new Owner.

Unless designated irrevocably, the Owner may change the Beneficiary by Written Notice prior to the death of any Owner. An irrevocable Beneficiary is one whose written consent is needed before the Owner can change the Beneficiary designation or exercise certain other rights. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary. If you select a SecurePay rider or the Protective Income Manager rider, changing and/or adding Beneficiaries may result in termination of the rider. (See "Protected Lifetime Income Benefits.")

Annuitant

The Annuitant is the person or persons on whose life annuity income payments may be based. The first Owner shown on the application for the Contract is the Annuitant unless the Owner designates another person as the Annuitant. The Contract must be issued prior to the Annuitant's 86th birthday (76th birthday if the Maximum Anniversary Value Death Benefit is selected). If the Annuitant is not an Owner and dies prior to the Annuity Date, the Owner will become the new Annuitant unless the Owner designates otherwise. However, if the Owner is a nonnatural person, the death of the Annuitant will be treated as the death of the Owner.

The Owner may change the Annuitant by Written Notice prior to the Annuity Date. However, if any Owner is not a natural person, then the Annuitant may not be changed. The new Annuitant's 95th birthday must be on or after the Annuity Date in effect when the change of Annuitant is requested. If you select a SecurePay rider or the Protective Income Manager rider, changing the Annuitant will result in termination of the rider. (See "Protected Lifetime Income Benefits.")

Payee

The Payee is the person or persons designated by the Owner to receive the annuity income payments under the Contract. The Annuitant is the Payee unless the Owner designates another party as the Payee. The Owner may change the Payee at any time.

Issuance of a Contract

To purchase a Contract, you must submit certain application information and an initial Purchase Payment to Protective Life through a licensed representative of Protective Life. Any such licensed representative must also be a registered representative of a broker/dealer having a distribution agreement with Investment Distributors, Inc. Protective Life reserves the right to accept or decline a request to issue a Contract. Contracts may be sold to or in connection with retirement plans which do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Code.

If the necessary application information for a Contract accompanies the initial Purchase Payment, we will allocate the initial Purchase Payment (less any applicable premium tax) to the Investment Options as you direct on the appropriate form within two business days of receiving such Purchase Payment at the Administrative Office. If we do not receive the necessary application information, Protective Life will retain the Purchase Payment for up to five business days while it attempts to complete the information. If the necessary application information is not complete after five business days, Protective Life will inform the applicant of the reason for the delay and return the initial Purchase Payment immediately unless the applicant specifically consents to Protective Life retaining it until the information is complete. Once the information is complete, we will allocate the initial Purchase Payment to the appropriate Investment Options within two business days. You may transmit information necessary to complete an application to Protective Life by telephone, facsimile, or electronic media.

Purchase Payments

We will only accept Purchase Payments before the earlier of the oldest Owner's and Annuitant's 86th birthday. No Purchase Payment will be accepted within 3 years of the Annuity Date then in effect. If you select a SecurePay rider, you cannot make any Purchase Payments on or after the Benefit Election Date. (See "SecurePay With RightTime® Option.") The minimum initial Purchase Payment is $25,000 ($5,000 for the B Series without the Protective Income Manager rider). The minimum subsequent Purchase Payment is $100 or $50 if made by electronic funds transfer. We reserve the right not to accept any Purchase Payment. Under certain circumstances, we may be required by law to reject a Purchase Payment.

Purchase Payments are payable at our Administrative Office. You may make them by check payable to Protective Life and Annuity Insurance Company or by any other method we deem acceptable. We will process Purchase Payments as of the end of the Valuation Period during which we receive your payment and a completed transaction service form at our Administrative Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. We will process any Purchase Payment received at our Administrative Office after the end of the Valuation Period on the next Valuation Date. Protective Life retains the right to limit the maximum aggregate Purchase Payment that can be made without prior Administrative Office approval. This amount is currently $1,000,000. We may impose conditions for our acceptance of aggregate Purchase Payments greater than $1,000,000 such as limiting the death benefit options that are available under your Contract or your right to purchase a Protected Lifetime Income Benefit rider after the Issue Date under our RightTime option.

Under the current automatic purchase payment plan, you may select a monthly or quarterly payment schedule pursuant to which Purchase Payments will be automatically deducted from a bank account. We currently accept automatic Purchase Payments on the 1st through the 28th day of each month. Each automatic Purchase Payment must be at least $50. You may not allocate payments made through the automatic purchase payment plan to any DCA Account. You may not elect the automatic purchase payment plan and the automatic withdrawal plan simultaneously. (See "Surrenders and Withdrawals".) Upon notification of the death of any Owner the Company will terminate deductions under the automatic purchase payment plan. The automatic purchase payment plan is not available if you purchase the Protective Income Manager rider. If you select the Protective Income Manager rider under our RightTime® Option, any automatic purchase payment plan in effect will terminate on the Rider Issue Date. See "Protective Income Manager With RightTime® Option."

We do not always receive your Purchase Payment or your application on the day you send them or give them to your sales representative. In some circumstances, such as when you purchase a Contract in exchange for an existing annuity contract from another company, we may not receive your Purchase Payment from the other company for a substantial period of time after you sign the application and send it to us.

Right to Cancel

You have the right to return the Contract within 10 days after you receive it by returning it, along with a written cancellation request, to our Administrative Office or the sales representative who sold it. Return of the Contract by mail is effective on being post-marked, properly addressed and postage pre-paid. We will treat the returned Contract as if it had never been issued. Protective Life will refund the Contract Value plus any fees deducted from either Purchase Payments or Contract Value. This amount may be more or less than the aggregate amount of your Purchase Payments up to that time.

Allocation of Purchase Payments

Owners must indicate in the application how their initial and subsequent Purchase Payments are to be allocated among the Investment Options. If your allocation instructions are indicated by percentages, whole percentages must be used.

Owners may change allocation instructions by Written Notice at any time. Owners may also change instructions by telephone, facsimile, automated telephone system or via the Internet at www.protective.com ("non-written instructions"). For non-written instructions regarding allocations, we may require a form of personal identification prior to acting on instructions and we will record any telephone voice instructions. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or eliminate any of these non-written communication methods for any Contract or class of Contracts at any time for any reason.

If you select a SecurePay rider or the Protective Income Manager rider, your options for allocating Purchase Payments will be restricted. You must allocate your Purchase Payments (and Contract Value) in accordance with our Allocation Guidelines and Restrictions. (See "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.")

Variable Account Value

Sub-Account Value

A Contract's Variable Account value at any time is the sum of the Sub-Account values and therefore reflects the investment experience of the Sub-Accounts to which it is allocated. There is no guaranteed minimum Variable Account value. The Sub-Account value for any Sub-Account as of the Issue Date is equal to the amount of the initial Purchase Payment allocated to that Sub-Account. On subsequent Valuation Dates prior to the Annuity Date, the Sub-Account value is equal to that part of any Purchase Payment allocated to the Sub-Account and any Contract Value transferred to the Sub-Account, adjusted by income, dividends, net capital gains or losses (realized or unrealized), decreased by withdrawals (including any applicable surrender charges and premium tax), Contract Value transferred out of the Sub-Account and fees deducted from the Sub-Account.

The Sub-Account value for a Contract may be determined on any day by multiplying the number of Accumulation Units attributable to the Contract in that Sub-Account by the Accumulation Unit value for the Accumulation Units in that Sub-Account on that day.

Determination of Accumulation Units

Purchase Payments allocated and Contract Value transferred to a Sub-Account are converted into Accumulation Units. An Accumulation Unit is a unit of measure used to calculate the value of a Sub-Account prior to the Annuity Date. We determine the number of Accumulation Units to be credited to a Contract by dividing the dollar amount directed to the Sub-Account by the Accumulation Unit value of the appropriate class of Accumulation Units of that Sub-Account for the Valuation Date as of which the allocation or transfer occurs. Purchase Payments allocated or amounts transferred to a Sub-Account under a Contract increase the number of Accumulation Units of that Sub-Account credited to the Contract. We execute such allocations and transfers as of the end of the Valuation Period in which we receive a Purchase Payment or Written Notice or other instruction requesting a transfer.

Certain events reduce the number of Accumulation Units of a Sub-Account credited to a Contract. The following events result in the cancellation of the appropriate number of Accumulation Units of a Sub-Account:

•  surrenders and applicable surrender charges;

•  withdrawals and applicable surrender charges;

•  automatic withdrawals and applicable surrender charges;

•  transfer from a Sub-Account and any applicable transfer fee;

•  payment of a death benefit claim;

•  application of the Contract Value to an Annuity Option; and

•  deduction of the monthly death benefit fee, the monthly SecurePay Fee, the monthly Protective Income Manager fee and the annual contract maintenance fee.

Accumulation Units are canceled as of the end of the Valuation Period in which we receive Written Notice of or other instructions regarding the event. Accumulation Units associated with the monthly death benefit fee, the monthly SecurePay Fee, the monthly Protective Income Manager fee and the annual contract maintenance fee are canceled without notice or instruction.

Determination of Accumulation Unit Value

The Accumulation Unit value for each class of Accumulation Units in a Sub-Account at the end of every Valuation Date is the Accumulation Unit value for that class at the end of the previous Valuation Date times the net investment factor.

Net Investment Factor

The net investment factor measures the investment performance of a Sub-Account from one Valuation Period to the next. For each Sub-Account, the net investment factor reflects the investment performance of the Fund in which the Sub-Account invests and the charges assessed against that

Sub-Account for a Valuation Period. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

(1)  is the result of:

a.  the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

b.  the per share amount of any dividend or capital gain distributions made by the Funds held in the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period.

(2)  is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the most recent prior Valuation Period.

(3)  is a factor representing the mortality and expense risk charge and the administration charge for the number of days in the Valuation Period and a charge or credit for any taxes attributed to the investment operations of the Sub-Account, as determined by the Company.

Transfers

Before the Annuity Date, you may instruct us to transfer Contract Value between and among the Investment Options. When we receive your transfer instructions on a completed transaction service form at our Administrative Office, we will allocate the Contract Value you transfer at the next price determined for the Investment Options you indicate. Prices for the Investment Options are determined as of the end of each Valuation Period, which is the close of regular trading on the New York Stock Exchange (generally 3:00 p.m. Central Time). Accordingly, transfer requests received in "good order" at our Administrative Office before the close of regular trading on the New York Stock Exchange are processed at the price determined as of the close of regular trading on the day the requests are received; transfer requests received at our Administrative Office after the close of regular trading on the New York Stock Exchange are processed at the price determined as of the close of regular trading on the next day on which the New York Stock Exchange is open for regular trading. We may defer transfer requests under the same conditions that payment of withdrawals and surrenders may be delayed. (See "Suspension or Delay in Payments.") There are limitations on transfers, which are described below.

After the Annuity Date, when Variable Income Payments are selected, transfers are allowed between Sub-Accounts, but are limited to one transfer per month. Dollar cost averaging and portfolio rebalancing are not allowed. No transfers are allowed within the Guaranteed Account or from a Sub-Account and Guaranteed Account.

If you select a SecurePay rider or the Protective Income Manager rider, your options for transferring Contract Value will be restricted. You must transfer Contract Value in accordance with our Allocation Guidelines and Restrictions. (See "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.")

How to Request Transfers

Before or after the Annuity Date, owners may request transfers by Written Notice at any time. Owners also may request transfers by telephone, facsimile, automated telephone system or via the Internet at www.protective.com ("non-written instructions"). From time to time and at our sole discretion, we may introduce additional methods for requesting transfers or discontinue any method for making non-written instructions for such transfers. We will require a form of personal identification prior to acting on non-written instructions and we will record telephone requests. We will send you a confirmation of all transfer requests communicated to us. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent transfer requests.

Reliability of Communications Systems

The Internet and telephone systems may not always be available. Any computer or telephone system, whether it is yours, your service providers', your registered representative's, or ours, can experience unscheduled outages or slowdowns for a variety of reasons. Such outages or delays may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you can make your transaction by writing to us at our Administrative Office.

Limitations on Transfers

We reserve the right to modify, limit, suspend or eliminate the transfer privileges (including acceptance of non-written instructions submitted by telephone, automated telephone system, the Internet or facsimile) without prior notice for any Contract or class of Contracts at any time for any reason.

Minimum amounts. You must transfer at least $100 each time you make a transfer. If the entire amount in the Investment Option is less than $100, you must transfer the entire amount. If less than $100 would be left in an Investment Option after a transfer, then we may transfer the entire amount out of that Investment Option instead of the requested amount.

Number of transfers. Currently we do not generally limit the number of transfers that may be made. We reserve the right, however, to limit the number of transfers to no more than 12 per Contract Year. We also reserve the right to charge a transfer fee for each additional transfer over 12 during any Contract Year. The transfer fee will not exceed $25 per transfer. We will deduct any transfer fee from the amount being transferred. (See "Charges and Deductions, Transfer Fee.")

Limitations on transfers involving the Guaranteed Account. No amounts may be transferred into a DCA Account. For B and L Series Contracts, no amounts may be transferred to the Fixed Account within six months after any transfer from the Guaranteed Account to the Variable Account. The maximum amount that may be transferred from the Fixed Account during a Contract Year is the greater of (a) $2,500 or (b) 25% of the Contract Value in the Fixed Account. Due to this limitation, if you want to transfer all of your Contract Value from the Guaranteed Account to the Variable Account, it may take several years to do so. The limitation on transfers from the Fixed Account does not apply, however, to dollar cost averaging transfers from the Fixed Account.

Limitations on frequent transfers, including "market timing" transfers. Frequent transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of a Fund's portfolio securities and the reflection of that change in the Fund's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of a Fund at a price that does not reflect the current market value of the portfolio securities of the Fund, and then to realize a profit when the Fund shares are sold the next Valuation Date or thereafter.

When you request a transfer among the Sub-Accounts, your request triggers the purchase and redemption of Fund shares. Frequent transfers cause frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares can cause adverse effects for a Fund, Fund shareholders, the Variable Account, other Owners, beneficiaries, annuitants, or owners of other variable annuity contracts we issue that invest in the Variable Account. Frequent transfers can result in the following adverse effects:

•  Increased brokerage, trading and transaction costs;

•  Disruption of planned investment strategies;

•  Forced and unplanned liquidation and portfolio turnover;

•  Lost opportunity costs; and

•  Large asset swings that decrease the Fund's ability to provide maximum investment return to all Contract Owners.

In order to try to protect our Owners and the Funds from the potential adverse effects of frequent transfer activity, we have implemented certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent frequent, short-term transfer activity that may adversely affect the Funds, Fund shareholders, the Variable Account, other Owners, beneficiaries, annuitants and owners of other variable annuity contracts we issue that invest in the Variable Account. We discourage frequent transfers of Contract Value between Sub-Accounts.

We monitor transfer activity in the Contracts to identify frequent transfer activity in any Contract. Our current Market Timing Procedures are intended to detect transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same Sub-Accounts within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters. We do not include transfers made pursuant to the dollar-cost averaging and portfolio rebalancing programs when monitoring for frequent transfer activity.

When we identify transfer activity exceeding our established parameters in a Contract or group of Contracts that appear to be under common control, we suspend non-written methods of requesting transfers for that Contract or group of Contracts. All transfer requests for the affected Contract or group of Contracts must be made by Written Notice. We notify the affected Owner(s) in writing of these restrictions.

In addition to our Market Timing Procedures, the Funds may have their own market timing policies and restrictions. While we reserve the right to enforce the Funds' policies and procedures, Owners and other persons with interests under the Contracts should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds, except that, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing policies established by the Fund.

Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by law, we reserve the right to delay or refuse to honor a transfer request, or to reverse a transfer at any time we are unable to purchase or redeem shares of any of the Funds because of the Fund's refusal or restriction on purchases or redemptions. We will notify the Owner(s) of any refusal or restriction on a purchase or redemption by a Fund relating to that Owner's transfer request. Some Funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual Fund shares within a certain number of business days after purchase). We reserve the right to implement, administer, and collect any redemption fees imposed by any of the Funds. You should read the prospectus of each Fund for more information about its ability to refuse or restrict purchases or redemptions of its shares, which may be more or less restrictive than our Market Timing Procedures and those of other Funds, and to impose redemption fees.

We apply our Market Timing Procedures consistently to all Owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of transfers, time period of the transfers, or any of these.

Owners seeking to engage in frequent transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.

Dollar Cost Averaging

Before the Annuity Date, you may instruct us by Written Notice to transfer automatically, on a monthly basis, amounts from a DCA Account or the Fixed Account to any Sub-Account of the Variable Account. This is known as the "dollar-cost averaging" ("DCA") method of investment. By transferring equal amounts of Contract Value on a regularly scheduled basis, as opposed to allocating a larger amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations in the value of Sub-Account Accumulation Units. Protective Life, however, makes no guarantee that the dollar cost averaging method will result in a profit or protection against loss.

Dollar cost averaging transfers are made monthly; you may choose to make the transfers on the 1st through the 28th day of each month. Upon the death of any Owner, dollar cost averaging transfers will continue until canceled by the Beneficiary(s).

There is no charge for dollar cost averaging. Automatic transfers made to facilitate dollar cost averaging will not count toward the 12 transfers permitted each Contract Year if we elect to limit transfers, or the designated number of free transfers in any Contract Year if we elect to charge for transfers in excess of that number in any Contract Year. We reserve the right to restrict the Sub-Accounts into which you may make DCA transfers or discontinue dollar cost averaging upon written notice to the Owner.

If you select a SecurePay rider or the Protective Income Manager rider, you may allocate your Purchase Payments to a DCA Account only; your dollar-cost averaging transfers from these Accounts must be allocated, however, in accordance with our Allocation Guidelines and Restrictions. You may not allocate Purchase Payments to the Fixed Account if you select a SecurePay rider or the Protective Income Manager rider. (See "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.")

Transfers from the DCA Accounts. If you allocate a Purchase Payment to one of the DCA Accounts, you must include instructions regarding the day of the month on which the transfers should be made, the period during which the dollar cost averaging transfers should occur, and the Sub-Accounts into which the transferred funds should be allocated.

Currently, the maximum period for dollar cost averaging from the DCA Account 1 is six months and from the DCA Account 2 is twelve months. From time to time, we may offer different maximum periods for dollar cost averaging amounts from a DCA Account. The periodic amount transferred from a DCA Account will be equal to the Purchase Payment allocated to the DCA Account divided by the number of dollar cost averaging transfers to be made.

The interest rates on the DCA Accounts apply to the declining balance in the account. Therefore the amount of interest actually paid with respect to a Purchase Payment allocated to the DCA Account will be substantially less than the amount that would have been paid if the full Purchase Payment remained in the DCA Account for the full period. Interest credited will be transferred from the DCA Account after the last dollar cost averaging transfer.

We will process dollar cost averaging transfers until the earlier of the following: (1) the DCA Account Value equals $0, or (2) the Owner instructs us by Written Notice to cancel the automatic transfers. If you terminate transfers from a DCA Account before the amount remaining in that account is $0, we will immediately transfer any amount remaining in that DCA Account according to your instructions. If you do not provide instructions, we will transfer the remaining amount to the Sub-Accounts according to your dollar cost averaging allocation instruction in effect at that time.

Transfers from the Fixed Account. In B and L Series Contracts, you may also establish dollar-cost averaging transfers from the Fixed Account; the minimum period for dollar cost averaging transfers from the Fixed Account is twelve months. If you wish to establish dollar-cost averaging transfers from the Fixed Account, you must include instructions regarding the day of the month on which the transfers should be made, the amount of the transfers (you must transfer the same amount each time), the period during which the dollar cost averaging transfers should occur, and the Sub-Accounts into which the transferred funds should be allocated.

Portfolio Rebalancing

Before the Annuity Date, you may instruct Protective Life by Written Notice to periodically transfer your Variable Account value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account value among such Sub-Accounts ("portfolio rebalancing"). The portfolio rebalancing percentages must be in whole numbers and must allocate amounts only among the Sub-Accounts. Unless you instruct otherwise, portfolio rebalancing is based on your Purchase Payment allocation instructions in effect with respect to the Sub-Accounts at the time of each rebalancing transfer. We deem portfolio rebalancing instructions from you that differ from your current Purchase Payment allocation instructions to be a request to change your Purchase Payment allocation.

You may elect portfolio rebalancing to occur on the 1st through 28th day of a month on either a quarterly, semi-annual or annual basis. If you do not select a day, transfers will occur on the same day of the month as your Contract Anniversary, or on the 28th day of the month if your Contract Anniversary occurs on the 29th, 30th or 31st day of the month. You may change or terminate portfolio rebalancing by Written Notice, or by other non-written communication methods acceptable for transfer requests. Upon the death of any Owner portfolio rebalancing will continue until canceled by the Beneficiary(s).

There is no charge for portfolio rebalancing. Automatic transfers made to facilitate portfolio rebalancing will not count toward the 12 transfers permitted each Contract Year if we elect to limit transfers, or the designated number of free transfers in any Contract Year if we elect to charge for transfers in excess of that number in any Contract Year. We reserve the right to discontinue portfolio rebalancing upon written notice to the Owner.

Surrenders and Withdrawals

At any time before the Annuity Date, you may request a surrender of or withdrawal from your Contract. Federal and state income taxes may apply to surrenders and withdrawals (including withdrawals made under a SecurePay rider or the Protective Income Manager rider), and a 10% federal penalty tax may apply if the surrender or withdrawal occurs before the Owner reaches age 59 1/2. (See "TAXATION OF ANNUITIES IN GENERAL, Taxation of Withdrawals and Surrenders.") A surrender charge may also apply to surrenders and withdrawals under the L Series and B Series Contracts. (See "Charges and Deductions".) We do not impose a surrender charge under C Series Contracts. A surrender value may be available under certain Annuity Options. (See "Annuitization.") In accordance with SEC regulations, surrenders and withdrawals are payable within 7 calendar days of our receiving your request in "good order". (See "Suspension or Delay in Payments.") The requirements for "good order" are set forth in the transaction service form.

Surrenders

At any time before the Annuity Date, you may request a surrender of your Contract for its surrender value either by Written Notice or by facsimile. Surrenders requested by facsimile are subject to limitations. Currently, we accept requests by facsimile for surrenders of Contracts that have a Contract Value of $50,000 or less. For Contracts that have a Contract Value greater than $50,000, we will only accept surrender requests by Written Notice. We may eliminate your ability to request a surrender by facsimile or change the requirements for your ability to request a surrender by facsimile for any Contract or class of Contracts at any time without prior notice. We will pay you the surrender value in a lump sum.

Withdrawals

At any time before the Annuity Date, you may request a withdrawal of your Contract Value provided the Contract Value remaining after the withdrawal is at least $5,000. If you request a withdrawal that would reduce your Contract Value below $5,000, then we will consider your request to be not in good order and we will notify you that we will not process your request. Please note that if you select a SecurePay rider or the Protective Income Manager rider special withdrawal rules apply (especially on or after the Benefit Election Date for the SecurePay riders). (See "Protected Lifetime Income Benefits.")

You may request a withdrawal by Written Notice or by facsimile. If we have received your completed telephone withdrawal authorization form, you also may request a withdrawal by telephone. Withdrawals requested by telephone or facsimile are subject to limitations. Currently we accept requests for withdrawals by telephone or by facsimile for amounts not exceeding 25% of Contract Value, up to a maximum of $50,000. For withdrawals exceeding 25% of the Contract Value and/or $50,000 we will only accept withdrawal requests by Written Notice. We may eliminate your ability to make withdrawals by telephone or facsimile or change the requirements for your ability to make withdrawals by telephone or facsimile for any Contract or class of Contracts at any time without prior notice.

You may specify the amount of the withdrawal to be made from any Investment Option. If you do not so specify, or if the amount in the designated Investment Option(s) is inadequate to comply with the request, the withdrawal will be made from each Investment Option based on the proportion that the value of each Investment Option bears to the total Contract Value.

Signature Guarantees

Signature guarantees are required for withdrawals or surrenders of $50,000 or more.

Signature guarantees are relied upon as a means of preventing the perpetuation of fraud in financial transactions, including the disbursement of funds or assets from a victim's account with a financial institution or a provider of financial services. They provide protection to investors by, for example, making it more difficult for a person to take another person's money by forging a signature on a written request for the disbursement of funds.

An investor can obtain a signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. Guarantor firms may, but frequently do not, charge a fee for their services.

A notary public cannot provide a signature guarantee. Notarization will not substitute for a signature guarantee.

Surrender Value

The surrender value of any surrender or withdrawal request is equal to the Contract Value surrendered or withdrawn minus any applicable surrender charge, contract maintenance fee and premium tax. We will determine the surrender value as of the end of the Valuation Period during which we receive your request in "good order" at our Administrative Office. The requirements for "good order" are set forth in the transaction service form. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. We will process any request received at our Administrative Office after the end of the Valuation Period on the next Valuation Date.

For B Series and L Series Contracts, the amount we will pay you if you request a withdrawal depends on whether you request a "gross" withdrawal or a "net" withdrawal. For a "gross" withdrawal, this amount is equal to the Contract Value withdrawn minus any applicable surrender charge and premium tax. For a "net" withdrawal, this amount is equal to the Contract Value withdrawn (we will deduct the surrender charge from your remaining Contract Value after we process the withdrawal). See (Charges and Deductions — Surrender Charge (Contingent Deferred Sales Charge).)

Cancellation of Accumulation Units

Surrenders and withdrawals, including any surrender charges, will result in the cancellation of Accumulation Units from each applicable Sub-Account(s) and/or in a reduction of the Guaranteed Account value.

Surrender and Withdrawal Restrictions

The Owner's right to make surrenders and withdrawals is subject to any restrictions imposed by applicable law or employee benefit plan.

In the case of certain Qualified Plans, federal tax law imposes restrictions on the form and manner in which benefits may be paid. For example, spousal consent may be needed in certain instances before a distribution may be made.

Automatic Withdrawals

Currently, we offer an automatic withdrawal plan. This plan allows you to pre-authorize periodic withdrawals before the Annuity Date. You may elect to participate in this plan at the time of application or at a later date by properly completing an election form. Payments to you under this plan will only be made by electronic fund transfer. For B Series Contracts, to participate in the plan you must have:

(1)  made an initial Purchase Payment of at least $5,000 ($25,000 if the Protective Income Manager rider was purchased); or

(2)  a Contract Value as of the previous Contract Anniversary of at least $5,000.

For C Series and L Series Contracts, to begin participating in the plan you must have a Contract Value as of the previous Contract Anniversary of at least $25,000.

The automatic withdrawal plan and the automatic purchase payment plan may not be elected simultaneously. (See "Purchase Payments".) There may be federal and state income tax consequences to automatic withdrawals from the Contract, including the possible imposition of a 10% federal penalty tax if the withdrawal occurs before the Owner reaches age 59 1/2. You should consult your tax advisor before participating in any withdrawal program. (See "Taxation of Surrenders and Withdrawals".)

When you elect the automatic withdrawal plan, you will instruct Protective Life to withdraw a level dollar amount from the Contract on a monthly or quarterly basis. Automatic withdrawals may be made on the 1st through the 28th day of each month. The amount requested must be at least $100 per withdrawal. We will process withdrawals for the designated amount until you instruct us otherwise. If, during any Contract Year, the amount of the withdrawals exceeds the "free withdrawal amount" described in the "Surrender Charge" section of this prospectus, we will deduct a surrender charge where applicable. (See "Surrender Charge.") Automatic withdrawals will be taken pro-rata from the Investment Options in proportion to the value each Investment Option bears to the total Contract Value. We will pay you the amount requested each month or quarter as applicable and cancel the applicable Accumulation Units.

If any automatic withdrawal transaction would result in a Contract Value of less than $5,000 after the withdrawal, the transaction will not be completed and the automatic withdrawal plan will terminate. Once automatic withdrawals have terminated due to insufficient Contract Value, they will not be automatically reinstated in the event that your Contract Value should reach $5,000 again. Upon notification of the death of any Owner, we will terminate the automatic withdrawal plan. The automatic withdrawal plan may be discontinued by the Owner at any time by Written Notice.

There is no charge for the automatic withdrawal plan. We reserve the right to discontinue the automatic withdrawal plan upon written notice to you. If you select a SecurePay rider under your Contract, any automatic withdrawal plan in effect will terminate on the Benefit Election Date. The automatic withdrawal plan is not available if you purchase the Protective Income Manager rider. If you select the Protective Income Manager rider under our RightTime® Option, any automatic withdrawal plan in effect will terminate on the Rider Issue Date. (See "Protective Income Manager with RightTime® Option.")

THE GUARANTEED ACCOUNT

The Guaranteed Account has not been, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither these accounts nor the Company's general account have been registered as an investment company under the 1940 Act. Therefore, neither the Guaranteed Account, the Company's general account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the Guaranteed Account included in this prospectus are for the Owner's information and have not been reviewed by the SEC. However, such disclosures are subject to certain generally applicable provisions of federal securities law relating to the accuracy and completeness of statements made in prospectuses.

In B Series and L Series contracts, the Guaranteed Account consists of the Fixed Account and the DCA Accounts. In C Series Contracts, the Guaranteed Account consists of the DCA Accounts only. We may not always offer the Fixed Account or the DCA Accounts in new Contracts. If we are offering the Fixed Account or any of the DCA Accounts at the time you purchase your Contract, however, those accounts will always be available in your Contract. Please ask your sales representative whether the Fixed Account or any DCA Accounts are available in your Contract.

From time to time and subject to regulatory approval, we may offer Fixed Accounts or DCA Accounts with different interest guaranteed periods. We, in our sole discretion, establish the interest rates for each account in the Guaranteed Account. We will not declare a rate that yields values less than those required by the state in which the Contract is delivered. You bear the risk that we will not declare a rate that is higher than the minimum rate. Because these rates vary from time to time, allocations made to the same account within the Guaranteed Account at different times may earn interest at different rates.

Our General Account

The Guaranteed Account is part of our general account. Unlike Purchase Payments and Contract Value allocated to the Variable Account, we assume the risk of investment gain or loss on amounts held in the Fixed Account and the DCA Accounts.

The assets of our general account support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors. Because amounts allocated to the Fixed Account and the DCA Accounts, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with any enhanced death benefits, a SecurePay rider or the Protective Income Manager rider), are paid from our general account, any amounts that we may pay under the Contract in excess of Contract Value are subject to our financial strength and claims-paying ability. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider our financial strength and claims-paying ability to meet our obligations under the Contract when purchasing a Contract and making investment decisions under the Contract.

We encourage both existing and prospective contract owners to read and understand our financial statements. We prepare our financial statements on a statutory basis as required by state regulators.

Our audited financial statements are included in the Statement of Additional Information (which is available at no charge by calling us at 1-800-456-6330 or writing us at the address shown on the cover page of this prospectus). In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of our financial capacity to meet the obligations of our insurance and annuity contracts based on our financial strength and/or claims-paying ability.

The Fixed Account (not available in the C Series)

You generally may allocate some or all of your Purchase Payments and may transfer some or all of your Contract Value to the Fixed Account. Amounts allocated or transferred to the Fixed Account earn interest from the date the funds are credited to the account. There are limitations on transfers involving the Fixed Account. Due to this limitation, if you want to transfer all of your Contract Value from the Fixed Account to the Variable Account, it may take several years to do so. You should carefully consider whether the Fixed Account meets your investment needs. (See "Transfers.")

The interest rates we apply to Purchase Payments and transfers into the Fixed Account are guaranteed for one year from the date the Purchase Payment or transfer is credited to the account. When an interest rate guarantee expires, we will set a new interest rate, which may not be the same as the interest rate then in effect for Purchase Payments and transfers allocated to the Fixed Account. The new interest rate is also guaranteed for one year.

If you elect a SecurePay rider or the Protective Income Manager rider when you purchase your Contract, you may not allocate any portion of your Purchase Payments or Contract Value to the Fixed Account. Before you can purchase one of these riders under the RightTime option, you must transfer any Contract Value in the Fixed Account to one or more of the Sub-Accounts consistent with the rider's Allocation Guidelines and Restrictions. (See "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.")

The DCA Accounts

DCA Accounts are designed to systematically transfer amounts to the Sub-Accounts of the Variable Account over a designated period. (See "Transfers, Dollar Cost Averaging.") We currently offer two DCA Accounts. The maximum period for dollar cost averaging transfers from DCA Account 1 is six months and from DCA Account 2 is twelve months.

The DCA Accounts are available only for Purchase Payments designated for dollar cost averaging. Purchase Payments may not be allocated into any DCA Account when that DCA Account value is greater than $0, and all funds must be transferred from a DCA Account before allocating a Purchase Payment to that DCA Account. Where we agree, under current administrative procedures, to allocate a Purchase Payment to any DCA Account in installments from more than one source, we will credit each installment with the interest rate applied to the first installment we receive. The interest rate we apply to Purchase Payments allocated to a DCA Account is guaranteed for the period over which dollar cost averaging transfers are allowed from that DCA Account.

Guaranteed Account Value

Any time prior to the Annuity Date, the Guaranteed Account value is equal to the sum of:

(1)  Purchase Payments allocated to the Guaranteed Account; plus

(2)  amounts transferred into the Guaranteed Account; plus

(3)  interest credited to the Guaranteed Account; minus

(4)  amounts transferred out of the Guaranteed Account including any transfer fee; minus

(5)  the amount of any surrenders removed from the Guaranteed Account, including any premium tax and surrender charges; minus

(6)  fees deducted from the Guaranteed Account, including the monthly death benefit fee and the annual contract maintenance fee.

For the purposes of interest crediting, amounts deducted, transferred or withdrawn from accounts within the Guaranteed Account will be separately accounted for on a "first-in, first-out" (FIFO) basis.

DEATH BENEFIT

If any Owner dies before the Annuity Date and while the Contract is in force, we will pay a death benefit, less any applicable premium tax, to the Beneficiary. The death benefit terminates on the Annuity Date.

We will determine the death benefit as of the end of the Valuation Period during which we receive due proof of death at our Administrative Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. If we receive due proof of death after the end of the Valuation Period, we will determine the death benefit on the next Valuation Date. Only one death benefit is payable under the Contract, even though the Contract may, in some circumstances, continue beyond the time of an Owner's death. If any Owner is not a natural person, the death of the Annuitant is treated as the death of an Owner. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary. The following discussion generally applies to Qualified Contracts and non-Qualified Contracts, but there are some differences in the rules that apply to each.

The death benefit provisions of the Contract shall be interpreted to comply with the requirements of Section 72(s) of the Code. We reserve the right to endorse the Contract, as necessary, to conform with regulatory requirements. We will send you a copy of any endorsement containing such Contract modifications.

Please note that any death benefit payment we make in excess of the Contract Value is subject to our financial strength and claims-paying ability.

Payment of the Death Benefit

The Beneficiary may take the death benefit in one sum immediately, in which event the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive due proof of death, and the entire interest in the Contract must be distributed under one of the following options:

(1)  the entire interest must be distributed over the life of the Beneficiary, or over a period not extending beyond the life expectancy of the Beneficiary, with distributions beginning within one year of the Owner's death; or,

(2)  the entire interest must be distributed within 5 years of the Owner's death.

If no option is elected, we will distribute the entire interest within 5 years of the Owner's death.

If there is more than one Beneficiary, the foregoing provisions apply to each Beneficiary individually.

Continuation of the Contract by a Surviving Spouse

In the case of non-Qualified Contracts and Contracts that are individual retirement annuities within the meaning of Code Section 408(b), if the Beneficiary is the deceased Owner's spouse, the surviving spouse may elect, in lieu of receiving a death benefit, to continue the Contract and become the new Owner, provided the deceased Owner's spouse's 86th birthday (76th birthday if Maximum Anniversary Value Death Benefit was selected) is after the Issue Date and 95th birthday is on or after the Annuity Date then in effect. The Contract will continue with the value of the death benefit having become the new Contract Value as of the end of the Valuation Period during which we received due proof of death. The death benefit is not terminated by a surviving spouse's continuation of the Contract. The surviving spouse may select a new Beneficiary. Upon this spouse's death, the death benefit may be taken in one sum immediately and the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive due proof of death and must be distributed to the new Beneficiary according to option (1) or (2), above.

A Contract may be continued by a surviving spouse only once. This benefit will not be available to any subsequent surviving spouse under the continued Contract.

Under the federal Defense of Marriage Act ("DOMA"), only individuals of the opposite sex can be treated as married or spouses. DOMA is the controlling law when determining whether individuals are "spouses" for the purposes of the federal tax provisions of annuity contracts. Under federal tax law, the beneficiary of an annuity contract who is the spouse (within the meaning of DOMA) of a deceased owner is treated more favorably than a beneficiary who is not recognized as a spouse under DOMA. Specifically, as described above, a beneficiary who is a DOMA recognized spouse of the deceased owner may continue an annuity contract without taking any distributions from the contract. In contrast, a beneficiary who is not recognized as a spouse of the deceased owner under DOMA (e.g., civil union and domestic partners or same-sex spouses) must surrender the contract within 5 years of the owner's death or take distributions from the contract over the beneficiary's life or life expectancy. As a result, a beneficiary of a deceased owner who was treated as married to the owner under state law, but whose marriage is not recognized by DOMA, will be required to take distributions from the Contract in the manner applicable to non-spouse beneficiaries and will not be able to elect to continue the Contract as provided in this section.

Whether a spouse continues the Contract could affect the rights and benefits under a SecurePay rider or the Protective Income Manager rider. See "Protected Lifetime Income Benefits."

If you have questions concerning your status as a spouse and how that status might affect your rights under the Contract, please consult your legal adviser. (See "Tax Consequences — Treatment of Civil Unions and Domestic Partners.")

Selecting a Death Benefit

We offer two different death benefits: (1) the Return of Purchase Payments Death Benefit and (2) the Maximum Anniversary Value Death Benefit. These death benefits are described more completely below.

You must determine the type of death benefit you want when you apply for your Contract. You may not change your death benefit selection after your Contract is issued.

The Return of Purchase Payments Death Benefit is included with your Contract at no additional charge. You may select the optional Maximum Anniversary Value Death Benefit for an additional fee, but only if the oldest Owner is younger than 76 on the Issue Date of the Contract.

The Maximum Anniversary Value Death Benefit is not available under the Protective Income Manager rider. If you purchase the Protective Income Manager rider, your death benefit will be the Return of Purchase Payments Death Benefit. If you selected the Maximum Anniversary Value Death Benefit when you purchased your Contract and you later purchase the Protective Income Manager rider under our RightTime® option, we will pay the Return of Purchase Payments Death Benefit at the time of an Owner's death. If the value of your Maximum Anniversary Value Death Benefit at the time you elect the Protective Income Manager rider is greater than the value of the Return of Purchase Payments Death Benefit at that time, then you will forfeit this excess. We will stop assessing the fee for the Maximum Anniversary Value Death Benefit when we issue the Protective Income Manager rider, but will not refund the fees you paid for the Maximum Anniversary Value Death Benefit before that date. (See "Protective Income Manager With RightTime® Option.")

You should carefully consider each of these death benefits and consult a qualified financial adviser to help you carefully consider the two death benefits offered with the Contract, and if you select the Maximum Anniversary Death Benefit, the relative costs, benefits and risks of the fee options in your particular situation.

Return of Purchase Payments Death Benefit

The Return of Purchase Payments Death Benefit will equal the greater of (1) the Contract Value, or (2) the aggregate Purchase Payments less an adjustment for each withdrawal (including a withdrawal made under a SecurePay rider or the Protective Income Manager rider) provided however, that the Return of Purchase Payments Death Benefit will never be more than the Contract Value plus $1,000,000. The adjustment for each withdrawal in item (2) is the amount that reduces the Return of Purchase Payments Death Benefit at the time of the withdrawal in the same proportion that the amount withdrawn, including any associated surrender charges, reduces the Contract Value. If the value of the Return of Purchase Payments Death Benefit is greater than the Contract Value at the time of the withdrawal, the downward adjustment to the death benefit will be larger than the amount withdrawn. See Appendix A for an example of the calculation of the Return of Purchase Payments Death Benefit.

Suspension of Return of Purchase Payments Death Benefit. For a period of one year after any change of ownership involving a natural person, the death benefit will equal the Contract Value regardless of the type of death benefit that was selected. During the one-year suspension period, we will continue to calculate the Return of Purchase Payments Death Benefit; however, if any Owner dies during this period we will only pay the Contract Value as of the end of the Valuation Period during which we receive due proof of death at our Administrative Office. This means if death occurs after the one-year period has ended, we will include Purchase Payments received and withdrawals made during the one-year suspension when calculating the Return of Purchase Payments Death Benefit.

Optional Maximum Anniversary Value Death Benefit

This death benefit is not available if you purchase the Protective Income Manager rider.

At the time of application, you may select the Maximum Anniversary Value Death Benefit if the Issue Date of the Contract is before the oldest Owner's 76th birthday.

We will determine an anniversary value for each Contract Anniversary occurring before the earlier of the older Owner's 80th birthday or the deceased Owner's date of death. Each anniversary value is equal to the sum of:

•  the Contract Value on that Contract Anniversary; plus

•  all Purchase Payments since that Contract Anniversary; minus

•  an adjustment for each withdrawal (including a withdrawal made under a SecurePay rider) since that Contract Anniversary.

The adjustment for each withdrawal since the relevant Contract Anniversary is the amount that reduces the Maximum Anniversary Value Death Benefit at the time of the withdrawal in the same proportion that the amount withdrawn, including any associated surrender charges, reduces the Contract Value. If the value of the Maximum Anniversary Value Death Benefit is greater than the Contract Value at the time of the withdrawal, the downward adjustment to the death benefit will be larger than the amount withdrawn.

The Maximum Anniversary Value Death Benefit will equal the greatest of (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each withdrawal; or (3) the greatest anniversary value attained prior to the older Owner's 80th birthday; provided however, that the Maximum Anniversary Value Death Benefit will never be more than the Contract Value plus $1,000,000. The adjustment for each withdrawal in item (2) is the amount that reduces the Maximum Anniversary Value Death Benefit at the time of surrender in the same proportion that the amount withdrawn, including any associated surrender charges, reduces the Contract Value. If the Contract Value is lower than the Maximum Anniversary Value Death Benefit at the time of the withdrawal, the adjustment will be larger than the amount withdrawn. See Appendix A for an example of the calculation of the Maximum Anniversary Value Death Benefit.

It is possible that, at the time of an Owner's death, the Maximum Anniversary Value Death Benefit will be no greater than the Return of Purchase Payments Death Benefit. You should consult a qualified financial advisor to carefully consider this possibility and the cost of the Maximum Anniversary Value Death Benefit before you decide whether the Maximum Anniversary Value Death Benefit is right for you.

Suspension of Maximum Anniversary Value Death Benefit. For a period of one year after any change of ownership involving a natural person, the death benefit will equal the Contract Value regardless of the type of death benefit that was selected. We will, however, continue to assess the death benefit fee during this period. During the one-year suspension period, we will continue to calculate the Maximum Anniversary Value Death Benefit; however, if any Owner dies during this period we will only pay the Contract Value as of the end of the Valuation Period during which we receive due proof of death at our Administrative Office. This means if death occurs after the one-year period has ended, we will include the Contract Value on the Contract Anniversary occurring during the one-year suspension as well as Purchase Payments received and withdrawals made during the one-year suspension when calculating the Maximum Anniversary Value Death Benefit.

Maximum Anniversary Value Death Benefit Fee

We assess a fee for the Maximum Anniversary Value Death Benefit. If you select this death benefit, you must pay a fee based on the value of the death benefit on the day the fee is assessed. This fee is assessed on a monthly basis. (See "Charges and Deductions, Death Benefit Fee.") It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a withdrawal from the Contract. (See "Federal Tax Matters.")

Escheatment of Death Benefit

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the contract's annuity date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the contract owner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, by telephone, or other approved electronic means to our Administrative Office.

PROTECTED LIFETIME INCOME BENEFITS

If you are concerned that poor investment performance or market volatility in the Sub-Accounts may adversely impact the amount of money you can withdraw from your Contract, we offer for an additional charge three optional protected lifetime income benefit riders — the SecurePay, SecurePay 6 and the Protective Income Manager riders. (The SecurePay R72 rider is no longer available for purchase as of December 10, 2012.) Under these riders, we guarantee the right to make withdrawals each Contract Year for life (subject to certain conditions) — even if your Contract Value declines, or reduces to zero, due to poor market performance.

The features and guarantees these riders provide differ. For example, the riders provide different methods in calculating the amount that may be withdrawn each year, identify different transactions that may impact this calculation or that may terminate the rider, and impose different fees. In addition, if you purchase one protected lifetime income rider, the other riders will no longer be available to you, even if the rider you purchase later terminates. Therefore, before you select a protected lifetime income rider, you should carefully compare all three and consult your sales representative to determine which rider (if any) best suits your needs.

The primary distinctions between the SecurePay riders and the Protective Income Manager rider are as follows:

SecurePay	SecurePay 6	Protective Income Manager (patent pending)
Rider Objective	To make available an annual withdrawal amount that is guaranteed for life if Contract Value is reduced to zero, but withdrawals are not designed to deplete Contract Value.
This rider may be more appropriate for you if you are concerned that you might outlive your Contract Value, and you care about providing a death benefit to your heirs.	To make available an annual withdrawal amount that is guaranteed for life if Contract Value is reduced to zero, but withdrawals are not designed to deplete Contract Value.
This rider may be more appropriate for you if you are concerned that you might outlive your Contract Value, and you care about providing a death benefit to your heirs.	To make available an annual withdrawal amount that is designed to deplete Contract Value by age 95, and then provide lifetime payments.

This rider may be more appropriate for you if your primary objective is to receive a stream of income now, and you are less concerned about providing a death benefit to your heirs. But, see "Protective Income Manager With RightTime® Option — Selecting Your Coverage Option" if joint life coverage is desired and there is a significant age difference between you and your spouse because the rider may not be appropriate for you.

SecurePay	SecurePay 6	Protective Income Manager (patent pending)
Death Benefit	The Maximum Anniversary Value Death Benefit and the Return of Purchase Payments Death Benefit are available.
The death benefit value may remain higher than under the Protective Income Manager rider because withdrawal amounts will likely be lower and therefore will reduce the death benefit more slowly.	The Maximum Anniversary Value Death Benefit and the Return of Purchase Payments Death Benefit are available.
Depending on the timing and extent, if any, to which your Contract Value grows, the death benefit value under SecurePay 6 may decline more rapidly than under the basic SecurePay rider because of the impact of the SecurePay 6 "roll-up" on the growth of the rider's Benefit Base. The death benefit value under SecurePay® 6 may remain higher than under the Protective Income Manager rider, however, because withdrawal amounts under SecurePay 6 will likely be lower than under Protective Income Manager and therefore will reduce the death benefit more slowly.	Only the Return of Purchase Payments Death Benefit is available.

Because the rider is designed to deplete Contract Value over time, higher periodic withdrawals may more quickly reduce the death benefit value than if a SecurePay rider is elected.
Withdrawal Amount	Annual Withdrawal Amount is calculated as a percentage of the Benefit Base. May increase for certain medical conditions.
The rider is designed to provide lower, consistent withdrawal amounts each year than those provided under the Protective Income Manager rider.	Annual Withdrawal Amount is calculated as a percentage of the Benefit Base. May increase for certain medical conditions.
The rider is designed to provide lower, consistent withdrawal amounts each year than those provided under the Protective Income Manager rider.	Optimal Withdrawal Amount is calculated as a percentage of the Contract Value.

The rider is designed to provide higher, fluctuating withdrawal amounts each year, with the intent of depleting the Contract Value by age 95.

	SecurePay	SecurePay 6	Protective Income Manager (patent pending)
Purchase Payments	You cannot make Purchase Payments on or after the Benefit Election Date.	You cannot make Purchase Payments on or after the Benefit Election Date	You may make Purchase Payments until the Annuity Date.
Fee (for rider as currently offered)	1.20% maximum, 0.60% current (at time of Contract purchase) 1.40% maximum, 0.70% current (purchase under RightTime® option)	2.00% maximum, 1.20% current (at time of Contract purchase) 2.20% maximum, 1.30% current (purchase under RightTime® option)	2.00% maximum, 1.20% current (at time of Contract purchase) 2.20% maximum, 1.30% current (purchase under RightTime® option)
Eligibility	You must be at least 55 and no older than 85 to select the SecurePay rider. Withdrawals under the rider may not begin until age 59 1/2.	You must be at least 55 and no older than 85 to select the SecurePay 6 rider. Withdrawals under the rider may not begin until age 59 1/2.	You must be between the ages of 60 and 80 to elect the rider. Your minimum Contract Value, if purchased under RightTime® Option, must be $25,000.
Other	Under Single Life Coverage, the surviving spouse may immediately purchase a new rider (if available) following the death of the Covered Person.
If the rider terminates, you may purchase a new rider after 5 years.	Under Single Life Coverage, the surviving spouse may immediately purchase a new rider (if available) following the death of the Covered Person.
		If the rider terminates, you may purchase a new rider after 5 years.	Under Single Life Coverage, the surviving spouse may not purchase a new rider following the death of the Covered Person. If the rider terminates, a new rider may not be purchased.

Please note that any amounts in excess of the Contract Value that we make available through withdrawals, lifetime payments, or guaranteed values under these riders are subject to our financial strength and claims-paying ability.

THE SECUREPAY RIDERS WITH RightTime® OPTION

In general, both the SecurePay riders guarantee the right to make withdrawals ("SecurePay Withdrawals") based upon the value of a protected lifetime income benefit base ("Benefit Base") that will remain fixed if your Contract Value has declined due to poor market performance, provided you comply with the terms and conditions applicable to the rider.

You may choose between two SecurePay riders: the basic SecurePay rider or the SecurePay 6 rider.

1.  With the basic SecurePay rider, your Benefit Base may increase on your Contract Anniversary if your Contract Value has increased, but will remain fixed if the Contract Value has declined due to poor market performance.

2.  Like the basic SecurePay rider, the SecurePay 6 rider provides for increases in your Benefit Base on your Contract Anniversary if your Contract Value has increased. SecurePay 6 also provides for potential increases in your Benefit Base of up to 6.0% each Contract Anniversary during a specified period, even if your Contract Value has not increased. The fee for the SecurePay 6 rider is higher than for the basic SecurePay rider.

Effective December 10, 2012, the SecurePay R72 rider is no longer available, even if you purchased your contract before December 10, 2012, and wish to purchase a SecurePay rider under the "RightTime" option. For more information regarding SecurePay R72, please see Calculating the Benefit Base — SecurePay R72 in this section and Appendix E.

Under the SecurePay riders, the Owner or Owner(s) may designate certain persons as "Covered Persons" under the Contract. See "Selecting Your Coverage Option." These Covered Persons will be eligible to make SecurePay Withdrawals each Contract Year up to a specified amount — the Annual Withdrawal Amount ("AWA") — during the life of the Covered Person(s). Annual aggregate withdrawals that exceed the AWA will result in a reduction of rider benefits (and may even significantly reduce or eliminate such benefits) because we will reduce the Benefit Base and corresponding AWA. SecurePay Withdrawals are guaranteed, even if the Contract Value falls to zero after the Benefit Election Date (which is the earliest date you may begin taking SecurePay Withdrawals), if you satisfy the SecurePay rider requirements.

You may purchase either SecurePay rider when you purchase your Contract, or at a later date under our RightTime® option, provided you satisfy the rider's age requirements. See "Purchasing the Optional SecurePay Riders."

SecurePay does not guarantee Contract Value or the performance of any investment option.

Important Considerations

•  If you purchase a SecurePay rider, your options for allocating Purchase Payments and Contract Value are restricted. See "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits".

•  Purchase Payments made more than two years after the date a SecurePay rider is issued (the "Rider Issue Date") are not included in the calculation of the Benefit Base (described below). Thus, for example, if you intend to make regular Purchase Payments to the Contract for more than two years after the Rider Issue Date, such as in monthly or annual contributions to an IRA, you should consider whether the rider is appropriate for you.

•  Any change in a Covered Person following the Benefit Election Date (the "Benefit Period"), other than a spousal continuation under a Joint Life Coverage option, will cause the rider to terminate without any refund of SecurePay Fees. A change in a Covered Person includes changing and/or adding Owners, Beneficiaries, and Annuitants under your Contract.

•  You may not begin taking SecurePay Withdrawals until the Covered Person (or the younger Covered Person in the case of a Joint Life Coverage option) is age 59 1/2 or older.

•  You may not make any additional Purchase Payments on or after the Benefit Election Date. In most cases, if the Company receives a Purchase Payment on or after the Benefit Election Date, the Company will return it to the address on file. If the amount of the Purchase Payment would be sufficient to purchase another Contract, however, you will be given the option of purchasing a new Contract.

•  On the Benefit Election Date, we will cancel any existing automatic withdrawal plan that you have established.

The ways to purchase a SecurePay rider, conditions for continuation of the benefit, process for beginning SecurePay Withdrawals, and the manner in which your AWA is calculated are discussed below.

You should not purchase a SecurePay rider if:

•  you expect to take annual withdrawals on or after the Benefit Election Date in excess of the AWA ("Excess Withdrawals") because such Excess Withdrawals may significantly reduce or eliminate the value of the benefit (See "Calculating the Benefit Base On or After the Benefit Election Date, Excess Withdrawals"); or

•  you are primarily interested in maximizing the Contract's potential for long-term accumulation rather than building a Benefit Base that will provide guaranteed withdrawals; or

•  you do not expect to take SecurePay Withdrawals (especially before the age of 95).

Appendix E demonstrates the operation of each SecurePay rider using hypothetical examples. You should review Appendix E and consult your sales representative to discuss whether SecurePay suits your needs.

Purchasing the Optional SecurePay Riders

You may purchase either the SecurePay rider or the SecurePay 6 rider when you purchase your Contract. Or, if either rider is still available for sale, you may exercise the RightTime® option to add it to your Contract any time before the Annuity Date if the Owner (or older Owner) or Annuitant is age 85 or younger and the youngest Owner and Annuitant are age 55 or older on the Rider Issue Date. Where the Owner is a corporation, partnership, company, trust, or other "non-natural person," eligibility is determined by the age of the Annuitant. If you purchase a rider under the RightTime® option, the rider will be subject to the terms and conditions of the applicable SecurePay rider in effect at the time it is issued.

Note: The SecurePay R72 rider is no longer available for purchase as of December 10, 2012.

Important Considerations:

•  You will begin paying the SecurePay Fee as of the Rider Issue Date, even if you do not begin taking SecurePay Withdrawals for many years.

•  You may not cancel either SecurePay rider during the ten years following the Rider Issue Date.

•  We do not refund any SecurePay Fees if a rider terminates for any reason or if you choose not to take SecurePay Withdrawals after the Benefit Election Date.

•  You must comply with our Allocation Guidelines and Restrictions after the Rider Issue Date (see "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits").

•  Prior to the Benefit Election Date, you may take withdrawals according to the terms of your Contract but withdrawals will proportionally reduce the Benefit Base, and ultimately the value of the SecurePay Withdrawals available to you.

•  You must submit a SecurePay Benefit Election Form to establish the Benefit Election Date and begin taking SecurePay Withdrawals. Withdrawals taken before the Benefit Election Date are not SecurePay Withdrawals.

•  You may make additional Purchase Payments after the Rider Issue Date, but any Purchase Payments made more than two years after that date do not increase the Benefit Base. See "Calculating the Benefit Base before the Benefit Election Date."

The timing of either SecurePay rider's purchase may have a significant impact on the value of the Benefit Base. For example, there are certain advantages to purchasing a SecurePay rider early:

•  We begin reviewing SecurePay Anniversary Values (described below) on the Contract Anniversary following the Rider Issue Date. This means that the earlier you purchase either SecurePay rider, the longer the period of time during which the Benefit Base may increase due to favorable Sub-Account performance. Anniversary Values occurring prior to the Rider Issue Date do not affect the Benefit Base.

•  If you purchase SecurePay when you purchase the Contract, the annual SecurePay Fee is currently 0.10% lower than if you exercise the RightTime® option to purchase a SecurePay rider after that date. The SecurePay Fee for new purchasers and the difference between the fee for the rider purchased at Contract issue and under the RightTime® option may change.

On the other hand, if you purchase a SecurePay rider too early, you may pay the SecurePay Fee for a longer period than is necessary. Additionally, beginning on the Rider Issue Date, you must comply with our Allocation Guidelines and Restrictions (see "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits"), withdrawals will proportionally reduce the Benefit Base (and therefore the value of SecurePay Withdrawals), and only Purchase Payments made during the first two years following the Rider Issue Date will be included in the Benefit Base.

Please consult your sales representative to discuss the appropriate time for you to purchase either SecurePay rider.

Allocation Guidelines and Restrictions

In order to maintain your SecurePay rider, you must allocate your Purchase Payments and Contract Value in accordance with the Allocation Guidelines and Restrictions that we have established. The Allocation Guidelines and Restrictions are designed to limit our risk under the SecurePay riders. Please see "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits."

Designating the Covered Person(s)

The Covered Person is the person upon whose life the SecurePay rider benefit is based. You may designate one Covered Person (Single Life Coverage) or two Covered Persons (Joint Life Coverage).

•  If Single Life Coverage is elected, then the Owner will be the Covered Person (if there are two Owners, then the older Owner will be the Covered Person).

•  Joint Life Coverage may be elected if there are two Owners under the Contract who are spouses or if there is one Owner and his or her spouse is the sole Primary Beneficiary under the Contract. If Joint Life Coverage is elected, then the Owner and the Owner's spouse will be the Covered Persons.

•  Where the Owner is a corporation, partnership, company, trust, or other "non-natural person," the Annuitant (under Single Life Coverage) or Annuitant and Annuitant's spouse who is the sole primary beneficiary (under Joint Life Coverage) will be the Covered Person(s).

•  The Covered Person (or, if Joint Life Coverage is selected, one of the two Covered Persons) must be designated as the Annuitant under the Contract as of the Benefit Election Date.

Note: A change of Covered Persons after the Benefit Election Date will cause your SecurePay rider to terminate and any scheduled SecurePay Withdrawals to cease. If you remove a Covered Person (which may occur, for example, if you remove a spouse Beneficiary or add additional Primary Beneficiaries or change the Owner or Annuitant), or if you add a Covered Person (which may occur, for example, if you add a spouse as a sole Primary Beneficiary), then this would constitute a change of Covered Persons. In addition, whether a spouse continues the Contract could affect the rights and benefits under the SecurePay rider and could have tax consequences. (See "Tax Consequences — Treatment of Civil Unions and Domestic Partners.")

Selecting Your Coverage Option. If both Owners of the Contract are spouses, or if there is one Owner and a spouse who is the sole Primary Beneficiary, you must indicate on the SecurePay Benefit Election Form whether there will be one or two Covered Persons. Please pay careful attention to this designation, as it will impact the Maximum Withdrawal Percentage and whether the SecurePay Withdrawals will continue for the life of the surviving spouse. The various coverage options are illustrated in the following table:

	Single Life Coverage	Joint Life Coverage
Single Owner/Non-spouse Beneficiary	Covered Person is the Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date.	N/A

	Single Life Coverage	Joint Life Coverage
Single Owner/Spouse Beneficiary	Covered Person is the Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date. Upon death of Covered Person following the Benefit Election Date, the surviving spouse may exercise the RightTime® option if he or she continues the Contract under the spousal continuation provisions. We will waive the 5-year waiting period.	Both are Covered Persons. SecurePay rider expires upon death of last surviving Covered Person following the Benefit Election Date.
Joint Owner/Non-spouse 2nd Owner	Covered Person is older Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date.	N/A
Joint Owner/ Spouse 2nd Owner
Covered Person is older Owner.
	SecurePay rider expires upon death of Covered Person following the Benefit Election Date. Upon death of older Owner, the surviving spouse may exercise the RightTime® option if he or she continues the Contract under the spousal continuation provisions. We will waive the 5-year waiting period.	Both are Covered Persons. SecurePay rider expires upon death of last surviving Covered Person following the Benefit Election Date.

Changing Beneficiaries — Single Owner with Joint Life Coverage. After selecting Joint Life Coverage, a single Owner may decide to remove a spouse Beneficiary or add additional Primary Beneficiaries. This would constitute a change of Covered Persons after the Benefit Election Date, and upon notification of the change, we will terminate the SecurePay rider. In addition, whether a spouse continues the Contract could affect the rights and benefits under the SecurePay rider and could have tax consequences. (See "Tax Consequences — Treatment of Civil Unions and Domestic Partners.")

Similarly, if an Owner adds a spouse as a sole Primary Beneficiary after selecting Single Life Coverage and wants to convert to Joint Life Coverage, the Owner may terminate the SecurePay rider provided it has been 10 years or more since the Rider Issue Date and exercise the RightTime® option (if we are still offering SecurePay) to purchase a new SecurePay rider. See "Purchasing a New SecurePay Rider after Termination of the Prior SecurePay Rider."

Beginning Your SecurePay Withdrawals

You must submit a completed SecurePay Benefit Election Form to our Administrative Office to establish the Benefit Election Date and begin taking SecurePay Withdrawals under the rider.

•  Even though your SecurePay rider is in effect as of the Rider Issue Date and we begin the SecurePay Fee deductions on that date, any withdrawals made before we receive your SecurePay Benefit Election Form will not qualify as SecurePay Withdrawals.

You should carefully consider when to establish the Benefit Election Date and begin taking SecurePay Withdrawals.

•  The Benefit Election Date may not be earlier than the date the Covered Person (or the younger Covered Person if a Joint Life Coverage option is selected) reaches age 59 1/2 or older.

•  All Contract withdrawals taken on or after the Benefit Election Date are considered either SecurePay Withdrawals or Excess Withdrawals and are subject to the Annual Withdrawal Amount.

•  You may not make additional Purchase Payments on or after the Benefit Election Date. In most cases, if the Company receives a Purchase Payment on or after the Benefit Election Date, the Company will return it to the address on file. If the amount of the Purchase Payment would be sufficient to purchase another Contract, however, you will be given the option of purchasing a new Contract.

•  You may limit the value of the benefit if you begin taking SecurePay Withdrawals too soon. For example, SecurePay Withdrawals reduce your Contract Value (but not the Benefit Base) and may limit the potential for increasing the Benefit Base through higher Contract Values on Contract Anniversaries. Also, if your Benefit Election Date is within the two years of the Rider Issue Date, you will shorten the period of time during which you could increase your Benefit Base because you may not make additional Purchase Payments on or after the Benefit Election Date.

•  Conversely, if you delay establishing the Benefit Election Date, you may shorten the Benefit Period due to life expectancy, thereby limiting the time during which you may take SecurePay Withdrawals, so you may be paying for a benefit you are not using.

•  Selecting the SecurePay 6 rider may impact your decision of when to establish your Benefit Election Date. For more information, see "SecurePay 6 Rider" below.

Please consult your sales representative regarding the appropriate time for you to establish the Benefit Election Date and begin taking SecurePay Withdrawals.

Important Considerations

•  All withdrawals, including SecurePay Withdrawals, reduce your Contract Value and death benefit. Surrender charges and federal and state income taxes may apply, as well as a 10% federal penalty tax if a withdrawal occurs before the Owner reaches age 59 1/2. See "Charges and Deductions, Surrender Charge" and "TAXATION OF ANNUITIES IN GENERAL, Taxation of Withdrawals and Surrenders."

•  All withdrawals, including SecurePay Withdrawals, count towards the free withdrawal amount under the Contract. However, we do not assess the surrender charge on SecurePay Withdrawals, even when surrender charges would apply if the withdrawal was not a SecurePay Withdrawal. We do impose a surrender charge on Excess Withdrawals and Excess Withdrawals are subject to the minimum Contract Value limitation. See "Charges and Deductions, Surrender Charge," "Surrenders and Withdrawals, Withdrawals," and "Taxation of Withdrawals and Surrenders."

  The SecurePay riders are designed for you to take SecurePay Withdrawals each Contract Year. SecurePay Withdrawals are aggregate withdrawals during any Contract Year on or after the Benefit Election Date that do not exceed the Annual Withdrawal Amount. Aggregate withdrawals during any Contract Year on or after the Benefit Election Date that exceed the Annual Withdrawal Amount are "Excess Withdrawals." You should not purchase a SecurePay rider if you intend to take Excess Withdrawals.

•  Excess Withdrawals could reduce your Benefit Base by substantially more than the actual amount of the withdrawal (described below).

•  Excess Withdrawals may result in a significantly lower AWA in the future.

•  Excess Withdrawals may significantly reduce or eliminate the value of the SecurePay benefit.

If you would like to make an Excess Withdrawal and are uncertain how an Excess Withdrawal will reduce your future guaranteed withdrawal amounts, then you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of the Excess Withdrawal.

Determining the Amount of Your SecurePay Withdrawals

The AWA is the maximum amount of SecurePay Withdrawals permitted each Contract Year. We determine your initial AWA as of the end of the Valuation Period during which we receive your completed SecurePay Benefit Election form at our Administrative Office in good order by multiplying your Benefit Base on that date by the "Maximum Withdrawal Percentage". Where there is a single Covered Person, the Maximum Withdrawal Percentage under either SecurePay rider is 5.0% and where two spouses are Covered Persons, the Maximum Withdrawal Percentage is 4.5%. Under certain circumstances, we may increase your AWA. See "SecurePay ME®: Increased AWA for Certain Medical Conditions" and "Required Minimum Distributions." In no event will the AWA increase once the Contract Value is reduced to zero and an Annuity Date is established. (See "Reduction of Contract Value to Zero.")

Calculating the Benefit Base Before the Benefit Election Date

The Benefit Base is used to calculate the AWA and determine the SecurePay Fee. As the Benefit Base increases, the AWA and the amount of the SecurePay Fee increase. Your Benefit Base can never be more than $5 million.

Note: The Benefit Base is only used to calculate the AWA and the SecurePay Fee; it is not a cash value, surrender value, or death benefit, it is not available to Owners, it is not a minimum return for any Sub-Account, and it is not a guarantee of any Contract Value.

Under either SecurePay rider, we will determine your initial Benefit Base on the Rider Issue Date. If you purchase a SecurePay rider when you purchase the Contract, the Benefit Base is initially equal to your initial Purchase Payment. If you purchase a SecurePay rider after the Contract has been issued by exercising the RightTime® option, the Benefit Base is initially equal to the Contract Value as of the Rider Issue Date.

Thereafter, we increase the Benefit Base dollar-for-dollar for each Purchase Payment made within 2 years of the Rider Issue Date. We reduce the Benefit Base for each withdrawal from the Contract prior to the Benefit Period in the same proportion that each withdrawal reduces the Contract Value as of the date we process the withdrawal request.

Example: Assume your Benefit Base is $100,000, but because of poor Sub-Account performance your Contract Value has fallen to $90,000. If you make a $9,000 withdrawal, thereby reducing your Contract Value by 10% to $81,000, we would reduce your Benefit Base also by 10%, or $10,000, to $90,000.

On each Contract Anniversary following the Rider Issue Date, we also will increase the Benefit Base to equal the "SecurePay Anniversary Value" if that value is higher than the Benefit Base. On each Contract Anniversary, the "SecurePay Anniversary Value" is equal to your Contract Value on that Contract Anniversary minus any Purchase Payments made two or more years after your Rider Issue Date. If we receive a withdrawal request on a Contract Anniversary, we will deduct the withdrawal from Contract Value before calculating the SecurePay Anniversary Value.

SecurePay 6 Rider (available for purchase on or after December 10, 2012).

If you purchase the SecurePay 6 Rider, we may also increase the Benefit Base on each Contract Anniversary. The SecurePay 6 rider is designed to provide for potential increases in your Benefit Base of up to 6.0% each Contract Anniversary during a specified period ("Roll-up Period"), even if your Contract Value has not increased. The SecurePay 6 Rider is available for purchase on or after December 10, 2012, even if you purchased your Contract before that date.

Your Contract Value must be at least 50% (i.e., half) of your Benefit Base to be eligible for an increase in Benefit Base equal to the "roll-up" amount (described below) on any Contract Anniversary during the Roll-up Period.

This means that when calculating the Benefit Base under the SecurePay 6 rider before the Benefit Election Date, we will recalculate your Benefit Base on each Contract Anniversary during the Roll-up Period to equal the greatest of:

(1)  the Benefit Base on that Contract Anniversary;

(2)  the SecurePay Anniversary Value on that Contract Anniversary; or

(3)  the SecurePay Roll-up Value, which is equal to:

(a)    the most recently calculated Benefit Base prior to that Contract Anniversary; plus

(b)    the "roll-up" amount, which is equal to:

•  if your Contract Value on that Contract Anniversary is at least 50% (i.e., half) of the most recently calculated Benefit Base prior to that Contract Anniversary, then the roll-up amount is equal to 6.0% of the Benefit Base on the previous Contract Anniversary, reduced proportionately for withdrawals made since that anniversary. This means that we will reduce the "roll-up" amount for each withdrawal made since the previous Contract Anniversary in the same proportion that each withdrawal reduced the Contract Value as of the date we processed the withdrawal request.

  If you purchase the rider when you purchase your Contract (not under the RightTime option), we will include Purchase Payments made within the first 120 days following the Contract Issue Date when calculating the roll-up amount on the first Contract Anniversary. For example, if your initial Purchase Payment on the Contract Issue Date is $50,000 and we receive an additional $100,000 Purchase Payment 90 days later, then assuming you do not take any withdrawals during the first Contract Year, the roll-up amount on the first Contract Anniversary will be $9,000 (($50,000 + $100,000) x 6.0%).

•  if your Contract Value on that Contract Anniversary is less than 50% (i.e., half) of the most recently calculated Benefit Base prior to that Contract Anniversary, then the roll-up amount is equal to $0.

  We will only recalculate your Benefit Base on each Contract Anniversary during the Roll-up Period if your Contract Value is at least 50% (i.e., half) of your Benefit Base as of that Contract Anniversary. For example, if on a Contract Anniversary your Contract Value is $65,000 and the most recently calculated Benefit Base prior to that anniversary is $150,000, you will not be eligible for an increase on that anniversary equal to the "roll-up" amount because your Contract Value ($65,000) is less than 50% of your Benefit Base ($150,000 x 0.5 = $75,000).

Note: If the SecurePay Anniversary Value is consistently higher than the SecurePay Roll- up Value (because your Contract Value is generally increasing by more than 6.0% each Contract Year), the SecurePay Roll-up Value may never be used to increase your Benefit Base.

When we calculate the SecurePay Roll-up Value on the first Contract Anniversary following the Rider Issue Date, we will apply the 6.0% (if applicable) to the Benefit Base on the Rider Issue Date to determine the "roll-up" amount, and then reduce the "roll-up" amount proportionately for withdrawals made since the Rider Issue Date. We will then add the reduced "roll-up" amount to the most recently calculated Benefit Base prior to the first Contract Anniversary to determine the SecurePay Roll-up Value. The Benefit Base can never be greater than $5 million.

Example: Assume on the Rider Issue Date your Benefit Base is $100,000. Three months later, assume your Contract Value is $103,000 and you take a withdrawal of $10,300, reducing your current Contract Value to $92,700, which results in a decrease of 10% (($103,000 – $92,700)/$103,000). Because of the withdrawal, we will reduce your Benefit Base by 10% as well, to $90,000. Also assume that one month later your Contract Value increased from $92,700 to $94,000 due to favorable market performance and you do not make any additional Purchase Payments or withdrawals.

On the first Contract Anniversary, we will determine the SecurePay Roll-up Value by adding the most recently calculated Benefit Base ($90,000) to 6.0% of the Benefit Base on the previous Contract Anniversary (the Rider Issue Date), increased by any Purchase Payments made within 120 days of the Contract Issue Date and reduced proportionately for withdrawals made since that anniversary. The Benefit Base on the Rider Issue Date was $100,000, and 6.0% of $100,000 = $6,000. However, because a withdrawal was made during the year, we will reduce this "roll-up" amount in the same proportion that the withdrawal reduced the Contract Value, which was 10%. Because 10% of the "roll-up" amount is $600, the reduced "roll-up" amount is $5,400 ($6,000 – $600). We then calculate the SecurePay Roll-up Value by adding the "roll-up" amount of $5,400 to $90,000 (the most recently calculated Benefit Base), and determine that the SecurePay Roll-up Value is $95,400.

We will then recalculate your Benefit Base on the first Contract Anniversary to equal the greatest of:

(1) the Benefit Base on that Contract Anniversary ($90,000);

(2) the SecurePay Anniversary Value on that Contract Anniversary ($94,000); or

(3) the SecurePay Roll-up Value ($95,400)

We will set your Benefit Base equal to $95,400 because the SecurePay Roll-up Value is greater than the Benefit Base on that Contract Anniversary and the SecurePay Anniversary Value on that Contract Anniversary.

Note: Withdrawals could reduce your SecurePay Roll-up Value by substantially more than the actual amount of the withdrawal. For example, assume your Benefit Base at the beginning of the Contract Year is $100,000. Assuming that you do not make any additional Purchase Payments or withdrawals and assuming your Contract Value remains at 50% or more of your Benefit Base, the SecurePay Roll-up Value on the next Contract Anniversary would be $106,000 ($100,000 + $6,000 (the 6.0% "roll-up" amount)).

Assume instead, however, that during the Contract Year you make a withdrawal of $45,000 and your Contract Value at that time is $90,000 (i.e., the withdrawal is 50% of your Contract Value). Both the Benefit Base and the "roll-up" amount are also reduced by 50%, to $50,000 and $3,000, respectively. This would result in a SecurePay Roll-up Value of $53,000 on the next Contract Anniversary ($50,000 + $3,000), rather than $106,000. Thus, the $45,000 withdrawal would reduce the SecurePay Roll-up Value by more than $45,000 — it would reduce it by $53,000 ($106,000 – $53,000).

The Roll-up Period begins on the Rider Issue Date and generally lasts for ten Contract Anniversaries. The Roll-up Period will end on the next Valuation Date following the 10th Contract Anniversary on which we increase your Benefit Base to equal either the SecurePay Anniversary Value or the SecurePay Roll-up Value. This means that when determining the ten Contract Anniversaries that make up your Roll-up Period, we will not count Contract Anniversaries on which your Benefit Base does not increase.

However, your Roll-up Period will end sooner — on either the Benefit Election Date or the date the SecurePay 6 rider terminates (see "Terminating the SecurePay Riders" in your prospectus) — if either of these dates occur while your Roll-up Period is in effect. If the Roll-up Period ends, the SecurePay 6 rider may not terminate. We will continue to assess the SecurePay Fee for the SecurePay 6 rider until the SecurePay 6 rider terminates. Also, we will only include the SecurePay Roll-up Value when calculating your Benefit Base while the Roll-up Period is in effect.

Note: This means that if the Roll-up Period ends because you have established the Benefit Election Date, we will still continue to assess the SecurePay Fee until termination of the SecurePay 6 rider. We also will assess the SecurePay Fee during times when the Roll-up Period has expired.

Note: Once you establish your Benefit Election Date, you will no longer receive any additional value from the SecurePay 6 rider. On the other hand, delaying the Benefit Election Date may limit the time during which you may take SecurePay Withdrawals, due to life expectancy. See "Beginning Your SecurePay Withdrawals". You should carefully weigh the advantages of the SecurePay 6 rider with the disadvantages of delaying taking SecurePay Withdrawals.

* * *

Assume instead, however, that during the Contract Year you make a withdrawal of $45,000 and your Contract Value at that time is $90,000 (i.e., the withdrawal is 50% of your Contract Value). Both the Benefit Base and the "roll-up" amount are also reduced by 50%, to $50,000 and $3,000, respectively. This would result in a SecurePay Roll-up Value of $53,000 on the next Contract Anniversary ($50,000 + $3,000), rather than $106,000. Thus, the $45,000 withdrawal would reduce the SecurePay Roll-up Value by more than $45,000 — it would reduce it by $53,000 ($106,000 – $53,000).

The Roll-up Period begins on the Rider Issue Date and generally lasts for ten Contract Anniversaries. The Roll-up Period will end on the next Valuation Date following the 10th Contract Anniversary on which we increase your Benefit Base to equal either the SecurePay Anniversary Value or the SecurePay Roll-up Value. This means that when determining the ten Contract Anniversaries that make up your Roll-up Period, we will not count Contract Anniversaries on which your Benefit Base does not increase.

However, your Roll-up Period will end sooner — on either the Benefit Election Date or the date the SecurePay 6 rider terminates (see "Terminating the SecurePay Riders" in your prospectus) — if either of these dates occur while your Roll-up Period is in effect. If the Roll-up Period ends, the SecurePay 6 rider may not terminate. We will continue to assess the SecurePay Fee for the SecurePay 6 rider until the SecurePay 6 rider terminates. Also, we will only include the SecurePay Roll-up Value when calculating your Benefit Base while the Roll-up Period is in effect.

Note: This means that if the Roll-up Period ends because you have established the Benefit Election Date, we will still continue to assess the SecurePay Fee until termination of the SecurePay 6 rider. We also will assess the SecurePay Fee during times when the Roll-up Period has expired.

Note: Once you establish your Benefit Election Date, you will no longer receive any additional value from the SecurePay 6 rider. On the other hand, delaying the Benefit Election Date may limit the time during which you may take SecurePay Withdrawals, due to life expectancy. See "Beginning Your SecurePay Withdrawals" in your prospectus. You should carefully weigh the advantages of the SecurePay 6 rider.

SecurePay R72 Rider (no longer available for purchase as of December 10, 2012)

On each Contract Anniversary, we may also increase the Benefit Base if you have purchased the SecurePay R72 rider. The SecurePay R72 rider is designed to provide for potential increases in your

Benefit Base of up to 7.2% each Contract Anniversary during a specified period ("Roll-up Period"), even if your Contract Value has not increased.

Your Contract Value must be at least 50% (i.e., half) of your Benefit Base to be eligible for an increase in Benefit Base equal to the "roll-up" amount (described below) on any Contract Anniversary during the Roll-up Period.

Under the SecurePay R72 rider, we will recalculate your Benefit Base on each Contract Anniversary during a specified period (the "Roll-up Period") to equal the greatest of:

(1)  the Benefit Base on that Contract Anniversary;

(2)  the SecurePay Anniversary Value on that Contract Anniversary (as described above); or

(3)  the SecurePay Roll-up Value, which is equal to:

(a)    the most recently calculated Benefit Base prior to that Contract Anniversary; plus

(b)    the "roll-up" amount, which is equal to:

•  if your Contract Value on that Contract Anniversary is at least 50% (i.e., half) of the most recently calculated Benefit Base prior to that Contract Anniversary, then the roll-up amount is equal to 7.2% of the Benefit Base on the previous Contract Anniversary, reduced proportionately for withdrawals made since that anniversary. This means that we will reduce the "roll-up" amount for each withdrawal made since the previous Contract Anniversary in the same proportion that each withdrawal reduced the Contract Value as of the date we processed the withdrawal request.

  If you purchase the rider when you purchase your Contract (not under the RightTime option), we will include Purchase Payments made within the first 120 days following the Contract Issue Date when calculating the roll-up amount on the first Contract Anniversary. For example, if your initial Purchase Payment on the Contract Issue Date is $50,000 and we receive an additional $100,000 Purchase Payment 90 days later, then assuming you do not take any withdrawals during the first Contract Year, the roll-up amount on the first Contract Anniversary will be $10,800 (($50,000 + $100,000) x 7.2%).

•  if your Contract Value on that Contract Anniversary is less than 50% (i.e., half) of the most recently calculated Benefit Base prior to that Contract Anniversary, then the roll-up amount is equal to $0.

  For example, if on a Contract Anniversary your Contract Value is $65,000 and the most recently calculated Benefit Base prior to that anniversary is $150,000, you will not be eligible for an increase on that anniversary equal to the "roll-up" amount because your Contract Value ($65,000) is less than 50% of your Benefit Base ($150,000 x 0.5 = $75,000).

Note: If the SecurePay Anniversary Value is consistently higher than the SecurePay Roll-up Value (because your Contract Value is generally increasing by more than 7.2% each Contract Year), the SecurePay Roll-up Value may never be used to increase your Benefit Base.

When we calculate the SecurePay Roll-up Value on the first Contract Anniversary following the Rider Issue Date, we will apply the 7.2% (if applicable) to the Benefit Base on the Rider Issue Date to determine the "roll-up" amount, and then reduce the "roll-up" amount proportionately for withdrawals made since the Rider Issue Date. We will then add the reduced "roll-up" amount to the most recently calculated Benefit Base prior to the first Contract Anniversary to determine the SecurePay Roll-up Value. The Benefit Base can never be greater than $5 million.

Example: Assume on the Rider Issue Date your Benefit Base is $100,000. Three months later, assume your Contract Value is $103,000 and you take a withdrawal of $10,300, reducing your current

Contract Value to $92,700, which results in a decrease of 10% (($103,000 – $92,700)/$103,000). Because of the withdrawal, we will reduce your Benefit Base by 10% as well, to $90,000. Also assume that one month later your Contract Value increased from $92,700 to $94,000 due to favorable market performance and you do not make any additional Purchase Payments or withdrawals.

On the first Contract Anniversary, we will determine the SecurePay Roll-up Value by adding the most recently calculated Benefit Base ($90,000) to 7.2% of the Benefit Base on the previous Contract Anniversary (the Rider Issue Date), increased by any Purchase Payments made within 120 days of the Contract Issue Date and reduced proportionately for withdrawals made since that anniversary. The Benefit Base on the Rider Issue Date was $100,000, and 7.2% of $100,000 = $7,200. However, because a withdrawal was made during the year, we will reduce this "roll-up" amount in the same proportion that the withdrawal reduced the Contract Value, which was 10%. Because 10% of the "roll-up" amount is $720, the reduced "roll-up" amount is $6,480 ($7,200 – $720). We then calculate the SecurePay Roll-up Value by adding the "roll-up" amount of $6,480 to $90,000 (the most recently calculated Benefit Base), and determine that the SecurePay Roll-up Value is $96,480.

We will then recalculate your Benefit Base on the first Contract Anniversary to equal the greatest of:

(1)  the Benefit Base on that Contract Anniversary ($90,000);

(2)  the SecurePay Anniversary Value on that Contract Anniversary ($94,000); or

(3)  the SecurePay Roll-up Value ($96,480)

We will set your Benefit Base equal to $96,480 because the SecurePay Roll-up Value is greater than the Benefit Base on that Contract Anniversary and the SecurePay Anniversary Value on that Contract Anniversary.

Note: Withdrawals could reduce your SecurePay Roll-up Value by substantially more than the actual amount of the withdrawal. For example, assume your Benefit Base at the beginning of the Contract Year is $100,000. Assuming that you do not make any additional Purchase Payments or withdrawals and assuming your Contract Value remains at 50% or more of your Benefit Base, the SecurePay Roll-up Value on the next Contract Anniversary would be $107,200 ($100,000 + $7,200 (the 7.2% "roll-up" amount)).

Assume instead, however, that during the Contract Year you make a withdrawal of $45,000 and your Contract Value at that time is $90,000 (i.e., the withdrawal is 50% of your Contract Value). Both the Benefit Base and the "roll-up" amount are also reduced by 50%, to $50,000 and $3,600, respectively. This would result in a SecurePay Roll-up Value of $53,600 on the next Contract Anniversary ($50,000 + $3,600), rather than $107,200. Thus, the $45,000 withdrawal would reduce the SecurePay Roll-up Value by more than $45,000 — it would reduce it by $53,600 ($107,200 – $53,600).

The Roll-up Period begins on the Rider Issue Date and generally lasts for ten Contract Anniversaries. The Roll-up Period will end on the next Valuation Date following the 10th Contract Anniversary on which we increase your Benefit Base to equal either the SecurePay Anniversary Value or the SecurePay Roll-up Value. This means that when determining the ten Contract Anniversaries that make up your Roll-up Period, we will not count Contract Anniversaries on which your Benefit Base does not increase.

However, your Roll-up Period will end sooner — on either the Benefit Election Date or the date the SecurePay R72 rider terminates (see "Terminating the SecurePay Riders") — if either of these dates occur while your Roll-up Period is in effect. If the Roll-up Period ends, the SecurePay R72 rider may not terminate. We will continue to assess the SecurePay Fee for the SecurePay R72 rider until the SecurePay R72 rider terminates. Also, we will only include the SecurePay Roll-up Value when calculating your Benefit Base while the Roll-up Period is in effect.

Note: This means that if the Roll-up Period ends because you have established the Benefit Election Date, we will still continue to assess the SecurePay Fee until termination of the SecurePay R72 Rider. We also will assess the SecurePay Fee during times when the Roll-up Period has expired.

Note: Once you establish your Benefit Election Date, you will no longer receive any additional value from the SecurePay R72 rider. On the other hand, delaying the Benefit Election Date may limit the time during which you may take SecurePay Withdrawals, due to life expectancy. See "Beginning Your SecurePay Withdrawals." You should carefully weigh the advantages of the SecurePay R72 rider with the disadvantages of delaying taking SecurePay Withdrawals.

Calculating the Benefit Base On or After the Benefit Election Date

We continue calculating the Benefit Base after the Benefit Election Date in the same manner as we did prior to the Benefit Election Date, except withdrawals are treated differently. The effect of a withdrawal on the Benefit Base depends on whether the withdrawal is a SecurePay Withdrawal or an Excess Withdrawal. An Excess Withdrawal is any withdrawal after the Benefit Election Date which, when aggregated with all prior withdrawals during that Contract Year, exceeds the Contract Year's Annual Withdrawal Amount.

If you have selected the SecurePay 6 or SecurePay R72 riders, we will not calculate the SecurePay Roll-up Value on or after the Benefit Election Date.

SecurePay Withdrawals

SecurePay Withdrawals do not reduce the Benefit Base. Therefore, if all your withdrawals during the Benefit Period are SecurePay Withdrawals, your Annual Withdrawal Amount will never decrease and you may continue to withdraw at least that amount for the lifetime of the Covered Person (or the last surviving Covered Person, if you selected Joint Life Coverage).

If your Benefit Base increases on a Contract Anniversary because the SecurePay Anniversary Value exceeds the Benefit Base on that date, your Annual Withdrawal Amount and therefore SecurePay Withdrawals available to you in subsequent Contract Years will also increase.

Important Consideration

•  SecurePay Withdrawals are not cumulative. If you choose to receive only a part of, or none of, your AWA in any given Contract Year, you should understand that you cannot carry over any unused SecurePay Withdrawals to any future Contract Years.

  For example, assume your Maximum Withdrawal Percentage is 5.0% and your Benefit Base is $100,000, which means your AWA is $5,000 ($100,000 x .05). If you withdraw only $4,000 during the Contract Year, the AWA will not increase the next Contract Year by the $1,000 you did not withdraw.

We do not impose a surrender charge on any SecurePay Withdrawals.

Excess Withdrawals

During the Benefit Period any portion of a withdrawal that, when aggregated with all prior withdrawals during that Contract Year, exceeds the Annual Withdrawal Amount constitutes an Excess Withdrawal. Therefore, a withdrawal during the Benefit Period that causes the aggregate withdrawals for that Contract Year to exceed the Annual Withdrawal Amount may include amounts that qualify as a SecurePay Withdrawal as well as amounts that are Excess Withdrawals.

An Excess Withdrawal will reduce the Benefit Base. The effect of the Excess Withdrawal on the Benefit Base depends, in part, on the relationship of the Benefit Base to the Contract Value at that time.

(a)  If, at the time of the Excess Withdrawal, your Contract Value minus the non-excess portion of the withdrawal (the portion of the withdrawal that qualifies as a SecurePay Withdrawal) is greater than the Benefit Base, we will reduce the Benefit Base by the amount of the Excess Withdrawal plus any applicable Surrender Charge.

(b)  If, at the time of Excess Withdrawal, your Contract Value minus the non-excess portion of the withdrawal (the portion of the withdrawal that qualifies as a SecurePay Withdrawal) is less than or equal to the Benefit Base, we will reduce the Benefit Base in the same proportion that the Excess Withdrawal, plus any applicable Surrender Charge, bears to the Contract Value minus the SecurePay Withdrawal.

For example, suppose your Benefit Base is $100,000, your Maximum Withdrawal Percentage is 5.0% (i.e., your AWA is $5,000), your Contract Value is $110,000, and no Surrender Charges apply. If you have already taken $3,000 of SecurePay Withdrawals in the Contract Year and then request another $3,000 withdrawal you will exceed your AWA by $1,000, and we will consider $2,000 of that withdrawal to be a SecurePay Withdrawal and $1,000 to be an Excess Withdrawal. In this case, rule (a) above applies because the Contract Value less the SecurePay Withdrawal ($110,000 – $2,000 = $108,000) is greater than your Benefit Base ($100,000). We will therefore reduce your Benefit Base by the Excess Withdrawal and your new Benefit Base will be $99,000 ($100,000 – $1,000).

However, if in the example above your Contract Value is $70,000 then rule (b) applies. In this case, we determine the reduction in your Benefit Base first by determining the proportion that the Excess Withdrawal bears to the Contract Value less SecurePay Withdrawal. We calculate this by dividing the $1,000 Excess Withdrawal by the Contract Value less the $2,000 SecurePay Withdrawal ($1,000 ÷ ($70,000 – $2,000) = 1.4706%). We will then apply this same percentage to reduce your Benefit Base. Thus your new Benefit Base will be equal to $98,529 ($100,000 – ($100,000 * 0.014706)).

The examples above do not include the effect of any surrender charges that may be applicable.

We will recalculate the Annual Withdrawal Amount on the next Contract Anniversary by multiplying the Benefit Base on that date by the Maximum Withdrawal Percentage. We also will apply a surrender charge to the Excess Withdrawal, if a surrender charge would otherwise be applicable.

Reduction of Contract Value to Zero

If the Contract Value is reduced to zero due to the deduction of fees or a SecurePay Withdrawal, the Contract will terminate and we will settle the benefit under your SecurePay rider as follows:

•  We will pay the remaining AWA not yet withdrawn in the current Contract Year, if any, in a lump sum;

•  We will establish an Annuity Date that is the Contract Anniversary following the date of the transaction that reduced the Contract Value to zero; and

•  On the Annuity Date we will pay a monthly payment equal to the AWA divided by 12 until the death of the Owner, or if the rider covers two spouses, the death of the second spouse. Please note that we may accept different payment intervals.

If you request a surrender and your Contract Value at the time of the request is less than your remaining AWA for that Contract Year, we will pay you a lump sum equal to such remaining AWA.

If your Contract Value reduces to zero due to an Excess Withdrawal, we will terminate your Contract and the SecurePay rider. You will not be entitled to receive any further benefits under the SecurePay rider.

As with any distribution from the Contract, there may be tax consequences. In this regard, we intend to treat any amounts that you receive before the Annuity Date is established as described above and that are in the form of SecurePay Withdrawals as withdrawals. We intend to treat any amounts that you receive after the Annuity Date is established as described above and that are a settlement of the benefit under your SecurePay rider as annuity payments for tax purposes. See "TAXATION OF ANNUITIES IN GENERAL."

Benefit Available on Maximum Annuity Date (oldest Owner's or Annuitant's 95th birthday)

You must annuitize the Contract no later than the oldest Owner's or Annuitant's 95th birthday ("Maximum Annuity Date"). Either SecurePay rider will terminate on the Annuity Date, whether or not you have begun your SecurePay Withdrawals.

If your SecurePay rider is in effect on the Maximum Annuity Date, in addition to the other Annuity Options available to you under your Contract, one of your Annuity Options will be to receive monthly annuity payments equal to the AWA divided by 12 for the life of the Covered Person (or the last surviving Covered Person if Joint Life Coverage was selected). If you do not select an Annuity Option, your monthly annuity payments will be the greater of (i) the AWA divided by 12 or (ii) payments based upon the Contract Value for the life of the Annuitant with a 10-year Certain Period. We must receive written notification of your election of such annuity payments at least three days but no earlier than 90 days before the Maximum Annuity Date. For more information regarding Annuity Options, including Certain Period options, see "ANNUITY PAYMENTS, Annuity Options."

SecurePay Fee

We deduct a fee for each SecurePay rider that compensates us for the costs and risks we assume in providing this benefit. This SecurePay Fee is a percentage of the Benefit Base. We deduct this fee from your Contract Value on the Valuation Date that occurs after each Valuation Period containing a Monthly Anniversary Date. The SecurePay Fee is deducted from the Sub-Accounts of the Variable Account only; it is not deducted from the assets in the DCA Account. Accordingly, you must have transferred some assets from your DCA Account to Sub-Accounts in accordance with our Allocation Guidelines and Restrictions before the fee is charged.

The SecurePay Fee will vary depending on when you purchase the rider and which rider you purchase.

	Maximum	Current
Purchase of SecurePay rider at time of Contract Purchase	1.20%	0.60%
Purchase of SecurePay rider under RightTime® Option	1.40%	0.70%
	Maximum	Current
Purchase of SecurePay6 rider at time of Contract Purchase	2.00%	1.20%
Purchase of SecurePay6 rider under RightTime® Option	2.20%	1.30%

	Maximum	For Riders Purchased on or after 8/20/2012	For Riders Purchased Before 8/20/2012
Purchase of SecurePay R72 rider at time of Contract Purchase (no longer available for purchase as of 12/10/12)	2.00%	1.20%	1.00%
Purchase of SecurePay R72 rider under RightTime® Option (no longer available for purchase as of 12/10/12)	2.20%	1.30%	1.10%

We may increase the SecurePay Fee. However, we will not increase the SecurePay Fee above the maximum amounts listed in the tables above.

If we increase the SecurePay Fee, we will give you at least 30 days' notice prior to the increase. You may elect not to pay the increase in your SecurePay Fee. If you elect not to pay the increased SecurePay Fee, your SecurePay rider will not terminate, but your Benefit Base will be capped at its then current value and you will give up the opportunity for any future increases in the Benefit Base if your Contract Value exceeds your Benefit Base on subsequent Contract Anniversaries. You will continue to be assessed your current SecurePay Fee. If you purchased the SecurePay 6 or SecurePay R72 riders, we also will no longer calculate the SecurePay Roll-up Value when determining your Benefit Base if you elect not to pay the increase in your SecurePay Fee. You will continue to be assessed your current SecurePay Fee, even though you will no longer be entitled to additional SecurePay Roll-up Values. See "SecurePay 6 Rider" and "SecurePay R72 Rider."

Terminating the SecurePay Riders

The SecurePay riders will terminate upon the earliest of:

•  the Valuation Date you terminate your SecurePay rider (permitted after the rider has been in effect for at least ten years);

•  the Valuation Date the Contract is surrendered or terminated;

•  the Valuation Date your Contract Value reduces to zero due to an Excess Withdrawal;

•  the Valuation Date your Contract Value reduces to zero due to poor Sub-Account performance, the deduction of fees, and/or a SecurePay Withdrawal (subject to our obligation to make monthly payments to you, as set forth above under "Reduction of Contract Value to Zero");

•  the Valuation Date on or after the Benefit Election Date we receive instructions from you that results in a change in Covered Person(s);

•  for a SecurePay rider with one Covered Person, the date of the Covered Person's death before the Annuity Date (even if the surviving spouse of the deceased Covered Person elects to continue the Contract);

•  for a SecurePay rider with two Covered Persons, the date of death of the last surviving Covered Person before the Annuity Date;

•  the Annuity Date (subject to any obligation we may have to make monthly payments to you under the rider, as set forth above under "Benefit Available on Maximum Annuity Date (Oldest Owner's or Annuitant's 95th Birthday)"); or

•  the Valuation Date we receive instructions that are not in compliance with our Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.

Deduction of the monthly fee for the SecurePay rider ceases upon termination. We will not refund the SecurePay fees you have paid if your SecurePay rider terminates for any reason. If your SecurePay rider terminates, you may not reinstate it or purchase a new rider except as described below under "Reinstating Your SecurePay Rider Within 30 Days of Termination" and "Purchasing a New SecurePay Rider after Termination of the Prior SecurePay Rider."

Spousal Continuation

If the Benefit Election indicates Single Life Coverage and the SecurePay rider terminates due to the death of the Covered Person following the Benefit Election Date and the surviving spouse elects to continue the Contract and become the new Owner, the surviving spouse may also exercise the RightTime® option immediately (if it is available at that time) and purchase a new SecurePay rider. We will waive the 5-year waiting period. The surviving spouse's benefit under the SecurePay rider will be subject to the terms and conditions of the rider in effect at that time. See "Purchasing a New SecurePay Rider after Termination of the Prior SecurePay Rider."

If the SecurePay Benefit Election indicates Joint Life Coverage (see "Selecting Your Coverage Option"), and the surviving spouse elects to continue the Contract and the SecurePay rider, the Annual Withdrawal Amount remains the same until the next Contract Anniversary. On the next Contract Anniversary, the Benefit Base will be the greater of the Contract Value (which will reflect the addition of the Death Benefit) or the current Benefit Base and we will recalculate the Annual Withdrawal Amount, if necessary, using the Maximum Withdrawal Percentage associated with Joint Life Coverage.

Reinstating Your SecurePay Rider Within 30 Days of Termination

If your SecurePay rider terminated due to a Prohibited Allocation instruction (see "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits") and you made no additional Purchase Payment after the termination, you may request that we reinstate the rider.

Your written reinstatement request must correct the previous Prohibited Allocation instruction by either directing us to allocate your Contract Value in accordance with our Allocation Guidelines and Restrictions and/or resume portfolio rebalancing. We must receive your written reinstatement request within 30 days of the date the rider terminated. The reinstated rider will have the same terms and conditions, including the same SecurePay Rider Issue Date, Benefit Base, AWA, SecurePay Fee and, if applicable, Maximum Withdrawal Percentage, as it had prior to termination.

Purchasing a New SecurePay Rider after Termination of the Prior SecurePay Rider

If your SecurePay rider has terminated, you may exercise the RightTime® option and purchase a new SecurePay rider before the Annuity Date if five years have passed since the termination of the prior SecurePay rider. We do not require a five-year waiting period, however, if your prior SecurePay rider terminated because of the death or change of a Covered Person during the Benefit Period.

If all the conditions to purchase a new SecurePay rider have been met, we will issue the rider upon our receipt of your written request to exercise the RightTime® option. The new rider will be subject to the terms and conditions of the SecurePay rider in effect at the time it is issued. This means:

•  The initial Benefit Base will be equal to the Contract Value as of the new Rider Issue Date.

•  We will impose the current SecurePay Fee in effect on the new Rider Issue Date.

Tax Consequences

Treatment of Civil Unions and Domestic Partners. All of the SecurePay riders' provisions relating to marital status are interpreted under applicable state law. For example, if the state law governing the SecurePay rider treats individuals who are in a bona fide civil union or a domestic partnership as married, or the parties to a valid same sex marriage as spouses, such treatment will be recognized under the rider. However, as described above in "Death Benefit-Continuation of the Contract by a Surviving Spouse," DOMA is the controlling law when determining whether individuals are married (or are spouses) for federal tax purposes and when interpreting certain provisions of the Contract to which the SecurePay rider is attached. As a result, a beneficiary of a deceased owner who was treated as married to the owner under state law and for purposes of the SecurePay rider, but whose marriage is not recognized by DOMA, will be required to take distributions from the Contract in the manner applicable to non-spouse beneficiaries. In some circumstances, these required distributions could substantially reduce or eliminate the value of the SecurePay rider benefit.

In addition, both SecurePay riders allow the surviving spouse of a deceased owner who continues the underlying Contract and becomes the new owner to purchase a new rider if the benefit is being offered at that time. This right is only available to an individual who was the spouse of the deceased owner within the meaning of DOMA.

An individual who is treated as a spouse for state law purposes, but not for DOMA, should not purchase a SecurePay rider before consulting legal and financial advisors, and carefully evaluating whether the SecurePay rider is suitable for her or his needs.

Other Tax Matters. For a discussion of other tax consequences specific to the SecurePay riders, please see TAXATION OF ANNUITIES IN GENERAL, Tax Consequences of Protected Lifetime Income Benefits and QUALIFIED RETIREMENT PLANS, Protected Lifetime Income Benefits.

SecurePay ME®: Increased AWA for Certain Medical Conditions

If you have certain medical conditions, and you have held your Contract for two years or more, you may qualify for an increase in your AWA at the time you establish your Benefit Election Date. You may not apply for an increased AWA after the Benefit Election Date.

Note: The two-year waiting period for the SecurePay ME® benefit begins on the Contract's Issue Date (not necessarily when you select a SecurePay rider). A new waiting period begins if ownership of the Contract changes.

At present, the maximum age at which you may apply for a medical evaluation of your benefit under a SecurePay rider and request the SecurePay ME benefit is age 75. We reserve the right to change this maximum age, so that in the future the maximum age for medical evaluation may increase or decrease. We determine the maximum age based on a variety of factors including current life expectancies, developments in medical treatment and technology, and the costs to us of providing the SecurePay ME benefit, as well as the costs of the various death benefits we make available under the Contract.

After receiving your application for the SecurePay ME benefit, we will determine, in our sole discretion, whether a medical condition will qualify for an increased benefit under the SecurePay ME benefit and, if so, the amount of the increase. In general, in order to qualify for an increased AWA, the medical condition must be one which significantly reduces life expectancy. Our evaluation of life expectancy will be based on a review of the medical records made available to us and our assessment of the specific characteristics and severity of an impairment or impairments, including, but not limited to, our judgment as to your individual medical condition and the likelihood of improved medical treatment for that condition. Based upon this evaluation, we will assign a life expectancy or "table" rating in accordance with the guidance provided in standard industry underwriting manuals and written company guidelines specific to assessing longevity in the context of annuity payments, rather than life insurance underwriting. The table rating will correspond to an estimated decrease in life expectancy compared to other persons of the same age and gender without significant medical impairments. Because of their complexity or severity, or both, certain impairments or combinations of impairments will require the expertise and knowledge of our Medical Director, who will assist us in determining the appropriate life expectancy table rating. As part of this process, the Medical Director will review the medical records in light of our underwriting manual/guidelines and pertinent medical literature.

After a table rating has been assigned, it will be used to determine whether, and the extent to which, we will increase the AWA. Table ratings currently range from 1 to 16. The higher the table rating, the greater the estimated decrease in longevity. In order to qualify for an increased AWA, the estimated decrease in longevity currently must be greater than or equal to 25%. The table rating required to hit this threshold will vary depending on your age and sex. We also will take into account our experience and expectations regarding the mortality of the entire pool of Covered Persons under all SecurePay riders, as well as the investment performance of the required allocations under our Allocation Guidelines and Restrictions and our expectations regarding the securities markets in general. The factors upon which we base our decision, the weight we give to each factor and the table rating requirements may change periodically. From time to time, we will publish examples of conditions that would typically qualify for an increase in your AWA.

If we determine that an increase in your AWA is warranted, the Maximum Withdrawal Percentage that you receive will be from 0.25% to 2.00% higher than you would otherwise receive. The amount of any increase in the Maximum Withdrawal Percentage that we may make available will apply consistently to all similarly rated applicants. After the Benefit Election Date, the amount of your increase will not change. An increase in your AWA will not affect the amount of the SecurePay Fee, although we may charge a processing fee to establish the SecurePay ME benefit, as described below.

Note: We reserve the right to discontinue this benefit at any time.

How to Apply for an Increased AWA You may ask for a determination as to whether you (or in the case of Joint Life Coverage, you and your spouse) qualify for an increased AWA because of certain serious medical conditions if you have held your contract for two or more years and if you (or the younger of you and your spouse) are at least 59 1/2 years old.

If you believe you may qualify for an increased AWA, you should provide Written Notice to us in order to begin the process. Among other things, you must complete a SecurePay ME® questionnaire and authorize us to obtain copies of your medical records and a statement from your attending physician as well as certain other personal information.

If we determine that you do not qualify for the increased AWA, you may request a subsequent determination of qualification if one year or more has passed since the previous determination of qualification.

Note: You may not apply for an increased AWA after the Benefit Election Date.

In the case of a Contract with two Owners who are spouses, or if there is one Owner and a spouse who is the sole Primary Beneficiary, a request may be made for a determination regarding an increased AWA for Single Coverage for the older of the spouses or for Joint Coverage for both spouses. If you request Joint Coverage, we will require a medical evaluation of both spouses and we will advise you of our determination with respect to Single and Joint Coverage. The increased AWA will continue for the lives of both spouses.

Note: Although Single Coverage may provide a higher AWA than Joint Coverage, you should consider that Single Coverage terminates upon the death of the Covered Person following the Benefit Election Date.

We will assess a charge for evaluating your request for an increased AWA only if we determine that you qualify for an increased AWA and you elect to begin taking your SecurePay Withdrawals at the increased AWA. However, if you request an increase in AWA under the SecurePay ME feature more than twice, we will deduct the charge from your current Contract Value whether or not we determine that you qualify for an increased AWA and whether or not you begin taking your SecurePay Withdrawals at the increased AWA.

The current fee is $150 for each person designated as a "Covered Person" in the Benefit Election Form, in other words, $150 for Single Coverage and $300 for Joint Coverage if the AWA is increased. Although we may increase this charge, it will not be more than $300 per Covered Person. We will deduct the charge from your current Contract Value when you submit your Benefit Election Form.

Electing to Begin Your SecurePay Withdrawals after a Determination that You are Eligible for an Increased AWA We must receive your Benefit Election Form at our Administrative Office within 6 months after the date we notify you that you are eligible for the increased AWA. If we do not receive this form within this time period, we will not increase your AWA, but you may request a subsequent determination of qualification if one year or more has passed since the previous determination of qualification.

Required Minimum Distributions

If a SecurePay rider is purchased for use with a Qualified Contract, the Qualified Contract must comply with the required minimum distribution (RMD) rules under the Code Section 401(a)(9). The SecurePay rider, and certain other benefits that the IRS may characterize as "other benefits" for purposes of the regulations under Code Section 401(a)(9), may increase the amount of the RMD that must be taken from your Qualified Contract. See "QUALIFIED RETIREMENT PLANS."

After the Benefit Election Date, we permit withdrawals from a Qualified Contract that exceed the AWA in order to satisfy the RMD for the Qualified Contract without compromising the SecurePay guarantees. In particular, if you provide us with written notice of an RMD at the time you request a SecurePay Withdrawal from your Qualified Contract, we will compute an amount that is treated under the SecurePay rider as the RMD for the calendar year with respect to your Qualified Contract. Note that although the tax law may permit you in certain circumstances to take distributions from your Qualified Contract to satisfy the RMDs with respect to other retirement plans established for your benefit, only the amount computed by us as the RMD with respect to your Qualified Contract is treated as an RMD for purposes of the SecurePay rider. Also, if you do not provide us with Written Notice of an RMD at the time you request a SecurePay Withdrawal, the entire amount by which the withdrawal exceeds any remaining AWA for the Contract Year will reduce the amount of your future AWA and could reduce your Benefit Base.

In the future, we may institute certain procedures, including requiring that RMD be established as automatic, periodic distributions, in order to ensure that RMDs for a calendar year do not exceed the AWA for the corresponding Contract Year.

In general, under either SecurePay rider, you may withdraw the greater of (i) your AWA for a contract year or (ii) the RMD attributable to your Contract that is determined as of December 31st immediately preceding the beginning of your contract year.

Note: If you submit your Benefit Election Form before the first RMD under Code Section 401(a)(9) is due, we may adjust the amount of your maximum SecurePay Withdrawal for the contract year that includes the due date for the first RMD so that the maximum amount of your withdrawal under a SecurePay rider will be the greater of your first RMD or AWA plus the greater of your second RMD or AWA minus your actual withdrawals in the previous contract year. Thereafter, the maximum allowed is the greater of the AWA or the RMD determined as of the preceding December 31st.

PROTECTIVE INCOME MANAGER (patent pending) WITH RightTime® OPTION

In general, the Protective Income Manager rider guarantees the right to make withdrawals ("Protective Income Manager Withdrawals") each year even if your Contract Value is reduced to zero due to poor market performance, and provides fixed lifetime income payments for the life of any Covered Person ("Protected Lifetime Payments") beginning on the Maximum Annuity Date. Protective Income Manager is specifically designed for you to withdraw all your Contract Value by the (younger) Covered Person's 95th birthday in annual amounts that may vary from year to year (the "Optimal Withdrawal Amount").

Note: The rider may not operate as designed if joint life coverage is selected and there is a significant age difference between the two Covered Persons. In that event, it is likely that on the Maximum Annuity Date (the older Covered Person's 95th birthday), a substantial amount of Contract Value will still be remaining. As a result, it may be in your best interest to apply this amount to an Annuity Option instead of the rider's Protected Lifetime Payment Annuity Option. If so, you will have paid for the rider without receiving its full benefit. If there is a significant age disparity between you and your spouse, then joint life coverage under the rider may not be appropriate for you. You should discuss this with your financial advisor to ascertain if joint life coverage will address your financial needs and be suitable for you. See "Selecting Your Coverage Option" below for factors to consider when discussing this with your advisor. Also see Appendix I for examples of joint life coverage when there is a significant age difference.

Under the Protective Income Manager rider, the Owner or Owner(s) may designate certain persons as "Covered Persons" under the Contract. See "Selecting Your Coverage Option." These Covered Persons will be eligible to make Protective Income Manager Withdrawals each Contract Year up to a specified amount during the life of the Covered Person(s). This amount is called the "Optimal Withdrawal Amount," and is calculated as a percentage of your Contract Value. Annual aggregate withdrawals that exceed the Optimal Withdrawal Amount may result in a reduction of rider benefits (and may even significantly reduce or eliminate such benefits) because we will recalculate the minimum guarantees associated with your Optimal Withdrawal Amount on the next Contract Anniversary. Protective Income Manager Withdrawals are guaranteed to be no lower than your initial Optimal Withdrawal Amount, even if your Contract Value falls to zero, if you do not take any withdrawals in excess of your Optimal Withdrawal Amount ("Excess Withdrawals").

You may purchase the Protective Income Manager rider when you purchase your Contract, or at a later date under our RightTime® option, provided the Covered Person (or both Covered Persons) are between ages 60 and 80 on the date the Protective Income Manager rider is issued (the "Rider Issue Date") and your Contract Value is at least $25,000 on that date if you purchase under the RightTime option.

The Protective Income Manager rider does not guarantee Contract Value or the performance of any investment option.

Important Considerations

•  If you purchase the Protective Income Manager rider, your options for allocating Purchase Payments and Contract Value are restricted. See "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits."

•  If you purchase the Protective Income Manager rider, your death benefit will be the Return of Purchase Payments Death Benefit. The Maximum Anniversary Value Death Benefit is not available under the Protective Income Manager rider. If you selected the Maximum Anniversary Value Death Benefit when you purchased your Contract and you later purchase the Protective Income Manager rider under our RightTime® option, we will pay the Return of Purchase Payments Death Benefit at the time of an Owner's death. If the value of your Maximum Anniversary Value Death Benefit at the time you elect the Protective Income Manager rider is greater than the value of the Return of Purchase Payments Death Benefit at that time, then you will forfeit this excess. We will stop assessing the fee for the Maximum Anniversary Value Death Benefit when we issue the Protective Income Manager rider, but will not refund the fees you paid for the Maximum Anniversary Value Death Benefit before that date. (See "Death of a Covered Person.")

•  Any change in a Covered Person other than a spousal continuation under a Joint Life Coverage option, will cause the rider to terminate without any refund of fees.

•  Excess Withdrawals will cause a "reset" of the floor on your Optimal Withdrawal Amount (which is the lowest amount we guarantee your Optimal Withdrawal Amount will be each year) on the next Contract Anniversary. This may result in a substantially lower Optimal Withdrawal Amount in the future, which could significantly reduce or even eliminate the value of the Protective Income Manager rider. See "Determining Your Optimal Withdrawal Amount."

•  You will begin paying the Protective Income Manager fee as of the Rider Issue Date, even if you do not begin taking Protective Income Manager Withdrawals for many years.

•  You may not cancel the Protective Income Manager rider during the ten years following the Rider Issue Date.

•  We do not refund any Protective Income Manager fees if the rider terminates for any reason or if you choose not to take Protective Income Manager Withdrawals.

•  The automatic purchase payment plan and automatic withdrawal plan are not available if you purchase the Protective Income Manager rider. If you select the Protective Income Manager rider under our RightTime® Option, on the Rider Issue Date we will cancel any existing automatic purchase payment plan or automatic withdrawal plan that you have established.

The ways to purchase the Protective Income Manager rider, conditions for continuation of the benefit, process for beginning Protective Income Manager Withdrawals, and the manner in which your Optimal Withdrawal Amount is calculated are discussed below.

You should not purchase the Protective Income Manager rider if:

•  you expect to take Excess Withdrawals because such Excess Withdrawals may significantly reduce or eliminate the value of the benefit (see "Excess Withdrawals");

•  you are primarily interested in maximizing the Contract's potential for long-term accumulation rather than systematically withdrawing all of your Contract Value over time;

•  it is important for you to leave a death benefit for your heirs;

•  there is a significant age disparity between the two Covered Persons; or

•  you do not expect to take Protective Income Manager Withdrawals (especially before the age of 95).

Appendix F demonstrates the operation of the Protective Income Manager rider using hypothetical examples. You should review Appendix F and consult your sales representative to discuss whether the Protective Income Manager rider suits your needs.

Purchasing Protective Income Manager

You may purchase the Contract and the Protective Income Manager rider if your initial Purchase Payment is at least $25,000. If your initial Purchase Payment is funded, in whole or in part, by the exchange of another annuity contract or contracts, the aggregate value of your Purchase Payments within the first 120 days following the Contract Issue Date must be equal to or greater than $25,000. If the total of your Purchase Payments is less than $25,000 at the end of the Valuation Period on the 120th day following the Contract Issue Date, we will terminate Protective Income Manager and credit to your account all Protective Income Manager fees previously deducted from your Contract Value. In addition, if we terminate your Protective Income Manager, any withdrawals that you took under Protective Income Manager during the initial 120 day period will be treated as Contract withdrawals.

If the rider is still available for sale, you may instead exercise the RightTime® option to add it to your Contract any time before the Annuity Date so long as your Contract Value on the Rider Issue Date is at least $25,000 and you meet the age requirements. If you purchase the rider under the RightTime® option, the rider will be subject to the terms and conditions of the Protective Income Manager rider in effect at the time it is issued.

Important Considerations

The timing of the Protective Income Manager rider purchase may have a significant impact on the minimum Optimal Withdrawal Amount guarantee under the rider:

•  For example, there are certain advantages to purchasing the Protective Income Manager rider early. Foremost, the rider is designed for you to receive income over the long term through periodic withdrawals. In addition, the amount you can withdraw each Contract Year under the rider will never drop below your initial Optimal Withdrawal Amount, which is calculated as a percentage of your Contract Value on the Rider Issue Date (so long as you do not take an Excess Withdrawal, which would result in a recalculation of your minimum Optimal Withdrawal Amount based on your current Contract Value). This means if you purchase the Protective Income Manager rider at issue, or early on under the RightTime® option, then you will "lock in" a minimum Optimal Withdrawal Amount that will not decrease even if there is a future downturn in Sub-Account performance.

•  On the other hand, if you wait to purchase the Protective Income Manager rider, you may be able to lock in a higher minimum Optimal Withdrawal Amount if Sub-Account performance has been favorable and your Contract Value has increased. In addition, the minimum Optimal Withdrawal Amount may be higher the closer you are to a Covered Person's 95th birthday when you elect the rider (assuming Sub-Account performance has not significantly decreased since the Contract Issue Date) as the rider is designed for you to withdraw a greater proportion of Contract Value over time.

•  You also should consider:

•  If you purchase the Protective Income Manager rider when you purchase the Contract, the annual Protective Income Manager fee is currently 0.10% lower than if you exercise the RightTime® option to purchase the Protective Income Manager rider after that date. The

Protective Income Manager fee for new purchasers and the difference between the fee for the rider purchased at Contract issue and under the RightTime® option may change.

•  But, if you purchase the Protective Income Manager rider too early, you may pay the Protective Income Manager fee for a longer period than is necessary. Additionally, beginning on the Rider Issue Date, your death benefit will be the Return of Purchase Payments Death Benefit (the Maximum Anniversary Value Death Benefit will not be available) and you must comply with our Allocation Guidelines and Restrictions.

Please consult your sales representative to discuss the appropriate time for you to purchase the Protective Income Manager rider.

Designating the Covered Person(s)

The Covered Person is the person upon whose life the Protective Income Manager rider benefit is based. You may designate one Covered Person (Single Life Coverage) or two Covered Persons (Joint Life Coverage).

•  If Single Life Coverage is elected, then the Owner will be the Covered Person (if there are two Owners, then the older Owner will be the Covered Person).

•  Joint Life Coverage may be elected if there are two Owners under the Contract who are spouses or if there is one Owner and his or her spouse is the sole Primary Beneficiary under the Contract. If Joint Life Coverage is elected, then the Owner and the Owner's spouse will be the Covered Persons.

•  Where the Owner is a corporation, partnership, company, trust, or other "non-natural person," the Annuitant (under Single Life Coverage) or Annuitant and Annuitant's spouse who is the sole primary beneficiary (under Joint Life Coverage) will be the Covered Person(s).

•  The Covered Person (or, if Joint Life Coverage is selected, one of the two Covered Persons) must be designated as the Annuitant under the Contract.

Note: A change of Covered Persons will cause the Protective Income Manager rider to terminate and any scheduled Protective Income Manager Withdrawals to cease. If you remove a Covered Person (which may occur, for example, if you remove a spouse Beneficiary or add additional Primary Beneficiaries or change the Owner or Annuitant), or if you add a Covered Person (which may occur, for example, if you add a spouse as a sole Primary Beneficiary), then this would constitute a change of Covered Persons. In addition, whether a spouse continues the Contract could affect the rights and benefits under the Protective Income Manager rider and could have tax consequences. (See "Tax Consequences — Treatment of Civil Unions and Domestic Partners.")

Selecting Your Coverage Option. If both Owners of the Contract are spouses, or if there is one Owner and a spouse who is the sole Primary Beneficiary, you must indicate at the time you purchase the rider whether there will be one or two Covered Persons. Please pay careful attention to this designation, as it will impact the Protective Income Manager Payment Factor and whether the Optimal Withdrawal Amount will continue to be available for the life of the surviving spouse.

The various coverage options are illustrated in the following table:

	Single Life Coverage	Joint Life Coverage
Single Owner/Non-spouse Beneficiary	Covered Person is the Owner. Protective Income Manager rider expires upon death of Covered Person.	N/A

	Single Life Coverage	Joint Life Coverage
Single Owner/Spouse Beneficiary	Covered Person is the Owner. Protective Income Manager rider expires upon death of Covered Person.	Both are Covered Persons. Protective Income Manager rider expires upon death of last surviving Covered Person.
Joint Owner/Non-spouse 2nd Owner	Covered Person is older Owner. Protective Income Manager rider expires upon the death of the Covered Person.	N/A
Joint Owner/Spouse 2nd Owner	Covered Person is older Owner. Protective Income Manager rider expires upon death of Covered Person.	Both are Covered Persons. Protective Income Manager rider expires upon death of last surviving Covered Person.

Important Note on Joint Life Coverage: The rider is designed to distribute all of your Contract Value by the younger Covered Person's 95th birthday. The rider may not operate as designed if joint life coverage is selected and there is a significant age difference between the two Covered Persons. In that event, it is likely that on the Maximum Annuity Date (the older Covered Person's 95th birthday), a substantial amount of Contract Value will still be remaining. As a result, it may be in your best interest to apply this amount to an Annuity Option instead of the rider's Protected Lifetime Payment Annuity Option. If so, you will have paid for the rider without receiving its full benefit. See "Determining Your Optimal "Protected Lifetime Payments Available on Maximum Annuity Date (Oldest Owner's or Annuitant's 95th Birthday)."

Factors for you, your spouse, and your financial advisor to consider before purchasing joint life coverage under the rider include:

•  Your expectations as to Variable Account performance between now and the Maximum Annuity Date. Please see Appendix I for examples demonstrating how negative, flat, and positive market performance may influence the payment of lifetime income under the rider when there is a significant age difference between Covered Persons.

•  The age difference between you and your spouse. As the age difference increases (particularly when there is more than ten years between you), the more likely it is that the rider will not distribute all of your Contract Value and then make Protected Lifetime Payments.

•  The age and health of the older Covered Person. If the older Covered Person does not live to age 95, then the Contract Value will be distributed by the surviving Covered Person's 95th birthday, at which time Protected Lifetime Payments under the rider will begin. You may also want to consider the sex of the older Covered Person, as females are more likely to live to age 95 than are males.

•  Whether the Contract was purchased for use in connection with a Qualified Contract owned by the younger spouse. If the younger spouse is the sole Owner under the Contract, then there may be a desire for the older spouse to receive Protected Lifetime Payments under the rider in the event of the younger spouse's death. You should discuss these payments as well as the payments you might receive under other Annuity Options under your Contract.

If there is a significant age disparity between you and your spouse, then joint life coverage under the rider may not be appropriate for you. You should discuss this with your financial advisor to ascertain if joint coverage under the Protective Income Manager rider will address your financial needs and be suitable for you.

Allocation Guidelines and Restrictions

In order to maintain the Protective Income Manager rider, you must allocate your Purchase Payments and Contract Value in accordance with the Allocation Guidelines and Restrictions that we have established. The Allocation Guidelines and Restrictions are designed to limit our risk under the Protective Income Manager rider. Please see "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits."

Determining Your Optimal Withdrawal Amount

The Optimal Withdrawal Amount is the maximum amount that you may withdraw from your Contract Value each Contract Year without reducing or eliminating the benefits under the Protective Income Manager rider. We calculate your Optimal Withdrawal Amount each year by multiplying your Contract Value by the "Protective Income Manager Payment Factor." This factor is based on:

•  the age of the (younger) Covered Person on the Rider Issue Date; and

•  the age of the (younger) Covered Person on the date we calculate the Optimal Withdrawal Amount.

Effective May 1, 2013, the Protective Income Manager Payments Factors changed for Protective Income Manager riders purchased on or after May 1, 2013.

Note: So long as you never take an Excess Withdrawal (described below), the amount you may withdraw from your Contract Value each year will never be less than your initial Optimal Withdrawal Amount.

1.  We determine your initial Optimal Withdrawal Amount as of the Rider Issue Date by multiplying the "Protective Income Manager Payment Factor" (described below) by your Contract Value on that date.

  If you purchased your Protective Income Manager rider on or after May 1, 2013, for example, assume there is one Covered Person under the Protective Income Manager rider, a 75-year old who has made an initial Purchase Payment of $100,000. As provided in the Single Life Coverage table in Appendix G, the Protective Income Manager Payment Factor is 0.06100 (because she is 75). We determine the initial Optimal Withdrawal Amount by multiplying the Protective Income Manager Payment Factor by the Contract Value. Therefore, the initial Optimal Withdrawal Amount is $6,100 (0.06100 x $100,000). If you purchased your Protective Income Manager rider before May 1, 2013, the manner in which we determine your initial Optimal Withdrawal Amount is the same, although we would use the payment factors applicable to riders purchased before May 1,2013. See Appendix G: Protective Income Manager Rider Payment Factors.

  If you purchase the Protective Income Manager rider at the time you purchase the Contract and we receive an additional Purchase Payment within the first 120 days, then we will recalculate your initial Optimal Withdrawal Amount on the 120th day following the Contract Issue Date to equal the Protective Income Manager Payment Factor as of the Contract Issue Date multiplied by the total aggregate Purchase Payments received, less any withdrawals made, during the 120-day period (including your initial Purchase Payment). If the 120th day is not a Valuation Date, then we will make this calculation on the next Valuation Date. We will consider this to be your initial Optimal Withdrawal Amount for purposes of calculating future Optimal Withdrawal Amount amounts. In the future, we may recalculate the initial Optimal Withdrawal Amount sooner than the 120th day after the Contract Issue Date or more frequently than once during that 120 day period, or both.

2.  We recalculate your Optimal Withdrawal Amount on each subsequent Contract Anniversary prior to the Annuity Date by multiplying the Protective Income Manager Payment Factor by your Contract Value on that anniversary.

  Your Optimal Withdrawal Amount for any Contract Year can not be more than 110% of your Optimal Withdrawal Amount for the prior Contract Year. In addition, unless you have taken an

Excess Withdrawal (which would result in a Reset of the Optimal Withdrawal Amount, as described below), we guarantee that your Optimal Withdrawal Amount will always be at least the greater of:

  a.  90% of your Optimal Withdrawal Amount for the prior Contract Year; or

  b.  Your initial Optimal Withdrawal Amount.

  If you purchased your Protective Income Manager rider on or after May 1, 2013, for example, assume that the Covered Person described above did not take an Excess Withdrawal during her first Contract Year, and that her Contract Value on the first Contract Anniversary is $95,684. We determine the Optimal Withdrawal Amount on each Contract Anniversary by multiplying the Protective Income Manager Payment Factor by the Contract Value on that anniversary, subject to the minimum and maximum limits described above. Therefore, we first calculate the Optimal Withdrawal Amount as the Protective Income Manager Payment Factor at attained age 76 (while also taking into account her age 75 on the Rider Issue Date, since she did not take an Excess Withdrawal) times the Contract Value, or $6,082 (0.06357 x $95,684). Because this amount is less than her initial Optimal Withdrawal Amount but not more than 110% of that amount, her Optimal Withdrawal Amount will remain at $6,100 for the second Contract Year. If you purchased your Protective Income Manager rider before May 1, 2013, the manner in which we recalculate your Optimal Withdrawal Amount on Contract Anniversaries is the same, although we would use the payment factors applicable to riders purchased before May 1, 2013.

Note: The Optimal Withdrawal Amount is not cumulative. If you choose to withdraw only a part of, or none of, your Optimal Withdrawal Amount in any given Contract Year, you should understand that you cannot carry over any unused Optimal Withdrawal Amount to any future Contract Years.

Increase in Protective Income Manager Fee. If you elect not to pay an increase in your Protective Income Manager Fee, then we will "lock in" your current Protective Income Manager Payment Factor and will use this factor when we calculate your Optimal Withdrawal Amount on all future Contract Anniversaries. Your Protective Income Manager Payment Factor will never change, even if there is a Reset following the date you elect not to pay the fee increase due to an Excess Withdrawal. This could ultimately mean a significant reduction in your future Optimal Withdrawal Amount because the Protective Income Manager Payment Factors are designed to increase each year. You should carefully consider whether or not it is in your best interest to decline an increase in the Protective Income Manager fee. See "Protective Income Manager Fee."

The Protective Income Manager Payment Factor. We determine the Protective Income Manager Payment Factor based upon the age of the (younger) Covered Person on the Rider Issue Date, as well as that person's attained age on the date we calculate the Optimal Withdrawal Amount. On each Contract Anniversary when we recalculate your Optimal Withdrawal Amount, we will use a new Protective Income Manager Payment Factor based upon the current attained age of the (younger) Covered Person at that time, but the Protective Income Manager Payment Factor will still continue to be based on the age of the (younger) Covered Person on the Rider Issue Date unless there has been a Reset (discussed below). If you take no Excess Withdrawals, the Protective Income Manager Payment Factor increases each year as the (younger) Covered Person's age increases. Because the Protective Income Manager is designed for you to withdraw a greater proportion of Contract Value over time, the Optimal Withdrawal Amount tends to increase over time (assuming Sub-Account performance has not significantly decreased since the Contract Issue Date). Effective May 1, 2013, the Protective Income Manager Payments Factors changed for Protective Income Manager riders purchased on or after May 1, 2013. The Protective Income Manager Payment Factors applicable to riders purchased on or after May 1, 2013, and riders purchased before May 1, 2013, are both are set forth in Appendix G for Single Life Coverage and Joint Life Coverage.

Reset of the Minimum Optimal Withdrawal Amount. If you take an Excess Withdrawal, the next Contract Anniversary will be a Reset Date. On that date we will Reset the "floor" for all future Optimal

Withdrawal Amounts following the Reset Date. This floor is the lowest amount we guarantee your Optimal Withdrawal Amount will be each year, as follows:

Your Optimal Withdrawal Amount on each Contract Anniversary following the Reset Date will be the lesser of:

a.  Your initial Optimal Withdrawal Amount; or

b.  Your Optimal Withdrawal Amount as of the Reset Date.

Note: This means we will no longer guarantee that your Optimal Withdrawal Amount will never be lower than your initial Optimal Withdrawal Amount.

In addition, on a Reset Date, we will use a new Protective Income Manager Payment Factor to calculate your Optimal Withdrawal Amount on that date. This will be based solely on the attained age of the (younger) Covered Person on the Reset Date (provided you have not declined an increase in the Protective Income Manager fee, as discussed above). This will result in a lower Protective Income Manager Payment Factor. For future Optimal Withdrawal Amount calculations, we will continue to base the Protective Income Manager Payment Factor on the age of the (younger) Covered Person on the Reset Date (until the next Reset Date, if any), as well as on that person's attained age on the date we calculate the Optimal Withdrawal Amount.

If you purchased your Protective Income Manager rider on or after May 1, 2013, for example, assume that on the Rider Issue Date, the Contract Value is $133,000, there is one Covered Person under the Protective Income Manager rider, and that person is 60 years old. The initial Optimal Withdrawal Amount is $6,251 ($6,251 = 0.04700 x $133,000). Further assume that he takes an Excess Withdrawal five years later. On the next Contract Anniversary, he is 65, and his Contract Value is $100,000. On that anniversary, we will calculate his Optimal Withdrawal Amount by multiplying the Protective Income Manager Payment Factor at age 65 by the Contract Value, or $5,000 (0.05000 x $100,000). We will reset his minimum Optimal Withdrawal Amount for all future years to equal the lesser of his initial Optimal Withdrawal Amount ($6,251) or the Optimal Withdrawal Amount on the Reset Date ($5,000). Therefore, his new minimum Optimal Withdrawal Amount is $5,000. If you purchased your Protective Income Manager rider before May 1, 2013, the manner in which we reset the minimum Optimal Withdrawal Amount is the same, although we would use the payment factors applicable to riders purchased before May 1, 2013.

Note: If you take an Excess Withdrawal, your Optimal Withdrawal Amount as of the Reset Date may be substantially lower than your initial Optimal Withdrawal Amount, which would mean a significant reduction in the Optimal Withdrawal Amount available to you on and after a Reset Date. You should carefully consider whether or not it is in your best interest to take an Excess Withdrawal.

Beginning Your Protective Income Manager Withdrawals

All Contract withdrawals taken on and after the Rider Issue Date are considered either Protective Income Manager Withdrawals or Excess Withdrawals.

•  Protective Income Manager Withdrawals are aggregate withdrawals you make from your Contract Value each Contract Year that do not exceed your Optimal Withdrawal Amount.

•  An Excess Withdrawal is any portion of a withdrawal that, when aggregated with all prior withdrawals during that Contract Year, exceeds the Optimal Withdrawal Amount.

At any time prior to the Annuity Date, you may request Protective Income Manager Withdrawals individually or instruct us to send you specific Protective Income Manager Withdrawal amounts periodically by submitting to us a request that includes all of the information necessary for us to complete your request.

Note: The Protective Income Manager rider is designed for you to take Protective Income Manager Withdrawals each Contract Year. If all your withdrawals on and after the Rider Issue Date are Protective Income Manager Withdrawals, your Optimal Withdrawal Amount will never decrease below your initial Optimal Withdrawal Amount and you may continue to withdraw that amount for the lifetime of the Covered Person (or the last surviving Covered Person, if you selected Joint Life Coverage).

The Protective Income Manager rider is designed for you to receive income. If you delay taking Protective Income Manager Withdrawals, you may shorten the period during which you may take such withdrawals due to life expectancy, so you may be paying for a benefit you are not using. Please consult your sales representative regarding the appropriate time for you to begin taking Protective Income Manager Withdrawals.

Important Considerations

•  All withdrawals, including Protective Income Manager Withdrawals, reduce your Contract Value and death benefit. Surrender charges and federal and state income taxes may apply, as well as a 10% federal penalty tax if a withdrawal occurs before the Owner reaches age 59 1/2. See "Charges and Deductions, Surrender Charge" and "TAXATION OF ANNUITIES IN GENERAL, Taxation of Withdrawals and Surrenders."

•  All withdrawals, including Protective Income Manager Withdrawals, count towards the free withdrawal amount under the Contract. However, we do not assess a surrender charge on Protective Income Manager Withdrawals, even when surrender charges would otherwise apply. See "Charges and Deductions, Surrender Charge." Protective Income Manager Withdrawals are not subject to the minimum Contract Value limitation. See "Surrender and Withdrawals."

Excess Withdrawals

An Excess Withdrawal is any portion of a withdrawal that, when aggregated with all prior withdrawals during that Contract Year, exceeds the Optimal Withdrawal Amount. We will not recalculate your Optimal Withdrawal Amount until the next Contract Anniversary, so any subsequent withdrawal you request that Contract Year is also an Excess Withdrawal. A withdrawal that causes the aggregate withdrawals for that Contract Year to exceed the Optimal Withdrawal Amount may include amounts that qualify as a Protective Income Manager Withdrawal as well as amounts that are deemed an Excess Withdrawal.

If you have instructed us to send you all or a portion of the Optimal Withdrawal Amount periodically, an Excess Withdrawal automatically terminates these periodic withdrawals. You may resume periodic Protective Income Manager Withdrawals beginning on the next Contract Anniversary based on the recalculated Optimal Withdrawal Amount by sending us Written Notice.

Excess withdrawals reduce your Contract Value and death benefit. Excess Withdrawals are subject to surrender charges and count towards the free withdrawal amount under the Contract, and federal and state income taxes may apply. Excess Withdrawals are subject to the minimum Contract Value limitation. See "Charges and Deductions, Surrender Charge," "Surrender and Withdrawals," and "TAXATION OF ANNUITIES IN GENERAL, Taxation of Withdrawals and Surrenders."

Note: An Excess Withdrawal will cause a Reset on the next Contract Anniversary. This may result in a substantially lower Optimal Withdrawal Amount in the future, which could significantly reduce or even eliminate the value of the Protective Income Manager rider. See "Determining Your Optimal Withdrawal Amount." You should not purchase the Protective Income Manager rider if you intend to take Excess Withdrawals.

If your Contract Value reduces to zero due to an Excess Withdrawal, we will terminate your Contract and the Protective Income Manager rider. You will not be entitled to receive any further benefits under the Protective Income Manager rider.

If you would like to make an Excess Withdrawal and are uncertain how an Excess Withdrawal will reduce your future guaranteed withdrawal amounts, then you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of the Excess Withdrawal.

Required Minimum Distributions

If the Protective Income Manager rider is purchased for use with a Qualified Contract, the Qualified Contract must comply with the required minimum distribution (RMD) rules under the Code Section 401(a)(9). The Protective Income Manager rider, and certain other benefits that the IRS may characterize as "other benefits" for purposes of the regulations under Code Section 401(a)(9), may increase the amount of the RMD that must be taken from your Qualified Contract. See "Qualified Retirement Plans."

We permit withdrawals from a Qualified Contract that exceed the Optimal Withdrawal Amount in order to satisfy the RMD for the Qualified Contract without compromising the Protective Income Manager guarantee. In particular, if you provide us with written notice of an RMD at the time you request a Protective Income Manager Withdrawal from your Qualified Contract, we will compute an amount that is treated under the Protective Income Manager rider as the RMD for the calendar year with respect to your Qualified Contract. Note that although the tax law may permit you in certain circumstances to take distributions from your Qualified Contract to satisfy the RMDs with respect to other retirement plans established for your benefit, only the amount computed by us as the RMD with respect to your Qualified Contract is treated as an RMD for purposes of the Protective Income Manager rider. Also, if you do not provide us with Written Notice of an RMD at the time you request a Protective Income Manager Withdrawal, the entire amount by which the withdrawal exceeds any remaining Optimal Withdrawal Amount for the Contract Year will reduce the amount of your future Optimal Withdrawal Amount and could reduce or eliminate the benefit under the Protective Income Manager rider.

In the future, we may institute certain procedures, including requiring that the RMD be established as automatic, periodic distributions, in order to ensure that RMDs for a calendar year do not exceed the Optimal Withdrawal Amount for the corresponding Contract Year.

In general, under the Protective Income Manager rider, you may withdraw the greater of (i) your Optimal Withdrawal Amount for a Contract Year or (ii) the RMD attributable to your Contract that is determined as of December 31st immediately preceding the beginning of your Contract Year.

Note: If you begin taking Protective Income Manager Withdrawals before the first RMD under Code Section 401(a)(9) is due, we may adjust the amount of your maximum Protective Income Manager Withdrawal for the Contract Year that includes the due date for the first RMD so that the maximum amount of your withdrawal under the Protective Income Manager rider will be the greater of your first RMD or Optimal Withdrawal Amount plus the greater of your second RMD or Optimal Withdrawal Amount minus your actual withdrawals in the previous Contract Year. Thereafter, the maximum allowed is the greater of the Optimal Withdrawal Amount or the RMD determined as of the preceding December 31st.

Reduction of Contract Value to Zero

If your Contract Value is reduced to zero due to poor Sub-Account performance, the deduction of fees, and/or a Protective Income Manager Withdrawal, we will terminate your rider and settle the benefit under your Protective Income Manager rider as follows:

•  We will pay your remaining Optimal Withdrawal Amount in accordance with your instructions until the Contract Anniversary following the date of the transaction that reduced the Contract Value to zero;

•  We will establish an Annuity Date that is the Contract Anniversary following the date of the transaction that reduced the Contract Value to zero;

•  We will continue to recalculate your Optimal Withdrawal Amount on each Contract Anniversary until the earlier of the death of the Covered Person (or last surviving Covered Person if Joint Life Coverage was selected) or the Maximum Annuity Date. As described above under "Determining your Optimal Withdrawal Amount," your Optimal Withdrawal Amount on each Contract Anniversary is equal to your Contract Value multiplied by the Protective Income Manager Payment Factor, and will always be at least the greater of: (a) 90% of your Optimal Withdrawal Amount for the prior Contract Year; or (b) your initial Optimal Withdrawal Amount (or your Optimal

Withdrawal Amount as of the most recent Reset Date, if applicable). Because your Contract Value will be zero, this means your Optimal Withdrawal Amount will decrease by 10% each Contract Year, but will never drop below your initial Optimal Withdrawal Amount (or your Optimal Withdrawal Amount as of the most recent Reset Date, if applicable).

•  If a Covered Person (or last surviving Covered Person if Joint Life Coverage was selected) is alive on the Maximum Annuity Date, then you will begin receiving Protected Lifetime Payments as described below under "Protected Lifetime Payments Available on Maximum Annuity Date (Oldest Owner's or Annuitant's 95th Birthday)."

•  If Single Life Coverage was selected and the Covered Person dies, no further payments (i.e., the Optimal Withdrawal Amount or the Protected Lifetime Payment Amount, as applicable) are payable. If Joint Life Coverage was selected and one Covered Person dies, the remaining payments (i.e., the Optimal Withdrawal Amount or the Protected Lifetime Payment Amount, as applicable) will be made at least as rapidly as they were made prior to the death of the first Covered Person.

If you request a surrender and your Contract Value at the time of the request is less than your remaining Optimal Withdrawal Amount for that Contract Year, we will pay you a lump sum equal to such remaining Optimal Withdrawal Amount. As with any distribution from the Contract, there may be tax consequences. In this regard, we intend to treat any amounts that you receive after the Contract Value is reduced to zero due to poor Sub-Account performance, the deduction of fees, and/or a Protective Income Manager Withdrawal as annuity payments for tax purposes. See "TAXATION OF ANNUITIES IN GENERAL."

If your Contract Value reduces to zero due to an Excess Withdrawal, we will terminate your Contract and the Protective Income Manager rider. You will not be entitled to receive any further benefits under the Protective Income Manager rider.

Protected Lifetime Payments Available on Maximum Annuity Date (Oldest Owner's or Annuitant's 95th Birthday)

The Protective Income Manager rider will terminate on the Annuity Date, whether or not you have begun your Protective Income Manager Withdrawals. You must annuitize the Contract no later than the Maximum Annuity Date.

If your Protective Income Manager rider is in effect on the Maximum Annuity Date, then you may select one of the Annuity Options available to you under your Contract (see "ANNUITY PAYMENTS, Annuity Options") or the Protective Income Manager rider's Protected Lifetime Payment Annuity Option. This option provides fixed monthly annuity payments for the life of the Covered Person (or last surviving Covered Person if Joint Life Coverage was selected), as follows:

1.  If no Reset Date has occurred under the Protective Income Manager rider, then each Protected Lifetime Payment will be equal to your initial Optimal Withdrawal Amount divided by 12.

2.  If any Reset Date has occurred under the Protective Income Manager rider because you have taken one or more Excess Withdrawals, then each Protected Lifetime Payment will be equal to the lesser of: (a) your initial Optimal Withdrawal Amount, divided by 12; or (b) the Optimal Withdrawal Amount calculated on the most recent Reset Date, divided by 12.

If you do not select an Annuity Option, your monthly annuity payments will be the greater of (i) the Protected Lifetime Payments described above; or (ii) payments based upon the Contract Value for the life of the Annuitant with a 10-year Certain Period. We must receive written notification of your election of such annuity payments at least three days but no earlier than 90 days before the Maximum Annuity Date. For more information regarding Annuity Options, including Certain Period options, see "ANNUITY PAYMENTS, Annuity Options."

Important Considerations. Please consult your financial adviser to discuss whether to elect the rider's Protected Lifetime Payment Annuity Option or one of the Annuity Options available on the Maximum Annuity Date. Among other things, you should consider the amount of the payments you would receive under each available option, your tax situation, whether you want variable or fixed payments, your need for income over the life of one or two individuals, and whether you desire to leave any benefit to your Beneficiary(ies).

Death of a Covered Person Before the Annuity Date

If there is one Covered Person and he or she dies before the Annuity Date, the Protective Income Manager rider terminates upon the Covered Person's death. If there are two Covered Persons and one dies before the Annuity Date, we will continue the Contract and the Protective Income Manager rider and continue to calculate the Optimal Withdrawal Amount as if no death had occurred so long as the Contract is not terminated by the surviving spouse. See "Death Benefit."

If you purchase the Protective Income Manager rider, your death benefit under the Contract will be the Return of Purchase Payments Death Benefit. The Maximum Anniversary Value Death Benefit is not available under the Protective Income Manager rider. If you selected the Maximum Anniversary Value Death Benefit when you purchased your Contract and you later purchase the Protective Income Manager rider under our RightTime® option, we will pay the Return of Purchase Payments Death Benefit at the time of an Owner's death. If the value of your Maximum Anniversary Value Death Benefit at the time you elect the Protective Income Manager rider is greater than the value of the Return of Purchase Payments Death Benefit at that time, then you will forfeit this excess. We will stop assessing the fee for the Maximum Anniversary Value Death Benefit when we issue the Protective Income Manager rider, but will not refund the fees you paid for the Maximum Anniversary Value Death Benefit before that date.

Protective Income Manager Fee

We deduct a monthly fee for the Protective Income Manager rider that compensates us for the costs and risks we assume in providing this benefit. The fee is a percentage of the greatest of:

a)  the Contract Value on each Monthly Anniversary Date;

b)  the Contract Value on the later of the Rider Issue Date or the most recent Reset Date; or

c)  if the rider is purchased on the Contract Issue Date, the sum of all Purchase Payments received (including your initial Purchase Payment), less any withdrawals made, during the 120-day period following the Contract Issue Date. (During the 120-day period fees are based upon your initial Purchase Payment.) If the 120th day is not a Valuation Date, then we will make this calculation on the next Valuation Date.

The percentage is currently 1.00% (on an annual basis) if you purchase the rider when you purchase the Contract and 1.10% (on an annual basis) if you purchase the rider under our RightTime® option.

We calculate the monthly Protective Income Manager fee on each Monthly Anniversary Date following the Rider Issue Date, and continue to calculate the fee monthly through the Annuity Date. We deduct the fee on the following Valuation Date from the Sub-Accounts of the Variable Account only. The fee is not deducted from the assets in the DCA Account. Accordingly, you must have transferred some assets from your DCA Account to one or more Sub-Accounts in accordance with our Allocation Guidelines and Restrictions before the fee is charged. We treat the deduction of the monthly fee as a withdrawal, but we will not reduce any free surrender amount available under the Contract, and we will not treat the deduction as an Excess Withdrawal under the rider.

We reserve the right to increase the Protective Income Manager fee, but it will never exceed 2.20% (if purchased under our RightTime® option) or 2.00% (if purchased at time of Contract issue) on an annual basis. If we increase the Protective Income Manager fee, we will give you at least 30 days' notice prior to the increase. You may elect not to pay the increase in your Protective Income Manager fee. We must receive your Written Notice declining the increase before the end of the Valuation Period during which the new Protective Income Manager fee becomes effective. If you elect not to pay an increase in your Protective Income Manager Fee, then we will "lock in" your most recent Protective Income Manager Payment Factor and will use this factor when we calculate your Optimal Withdrawal Amount on all future Contract Anniversaries. Your Protective Income Manager Payment Factor will never change, even if there is a Reset following the date you elect not to pay the fee increase. This could ultimately mean a significant reduction in your future Optimal Withdrawal Amount because the Protective Income Manager Payment Factors are designed to increase each year. You should carefully consider whether or not it is in your best interest to decline an increase in the Protective Income Manager fee.

Terminating the Protective Income Manager Rider

We will terminate the Protective Income Manager rider upon the earliest of:

•  the Valuation Date you terminate the Protective Income Manager rider (permitted after the Protective Income Manager rider has been in effect for at least ten years);

•  the Valuation Date the Contract is surrendered or terminated;

•  the Valuation Date your Contract Value reduces to zero due to an Excess Withdrawal;

•  the Valuation Date your Contract Value reduces to zero due to poor Sub-Account performance, the deduction of fees, and/or a Protective Income Manager Withdrawal (subject to our obligation to make monthly payments to you, as set forth above under "Reduction of Contract Value to Zero");

•  the Valuation Date we receive instructions from you that results in a change in Covered Person(s);

•  for a Protective Income Manager rider with one Covered Person, the date of the Covered Person's death before the Annuity Date (even if the surviving spouse of the deceased Covered Person elects to continue the Contract);

•  for a Protective Income Manager rider with two Covered Persons, the date of death of the last surviving Covered Person before the Annuity Date;

•  the Annuity Date (subject to any obligation we may have to make Protected Lifetime Payments to you, as set forth above under "Protected Lifetime Payments Available on Maximum Annuity Date (Oldest Owner's or Annuitant's 95th Birthday)"); or

•  the Valuation Date we receive instructions that are not in compliance with our Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.

Deduction of the monthly fee for the Protective Income Manager rider ceases upon termination. We will not refund the Protective Income Manager fees you have paid if the Protective Income Manager rider terminates for any reason. If the Protective Income Manager rider terminates, you may not reinstate it or purchase a new rider except as described below under "Reinstating the Protective Income Manager rider within 30 Days of Termination."

Reinstating the Protective Income Manager rider within 30 Days of Termination

If your Protective Income Manager rider terminated due to a Prohibited Allocation instruction (see "Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits"), you may request that we reinstate the rider.

Your written reinstatement request must correct the previous Prohibited Allocation instruction by either directing us to allocate your Contract Value and/or resume portfolio rebalancing in accordance with our Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits. We must receive your written reinstatement request within 30 days of the date the rider terminated. The reinstated rider will have the same terms and conditions, including the same Rider Issue Date, Optimal Withdrawal Amount, and Protective Income Manager fee as it had prior to termination. We will deduct any fees and make any other adjustments that were scheduled during the period of termination so that after the reinstatement, the Protective Income Manager rider will be as though the termination never occurred.

Tax Consequences

Treatment of Civil Unions and Domestic Partners. The Protective Income Manager rider's provisions relating to marital status are interpreted under applicable state law. For example, if the state law governing the Protective Income Manager rider treats individuals who are in a bona fide civil union or a domestic partnership as married, or the parties to a valid same sex marriage as spouses, such treatment will be recognized under the rider. As described above in "Death Benefit — Continuation of the Contract by a Surviving Spouse", however, DOMA is the controlling law when determining whether individuals are married (or are spouses) for federal tax purposes and when interpreting certain provisions of the Contract to which the Protective Income Manager rider is attached. As a result, a beneficiary of a deceased owner who was treated as married to the owner under state law and for purposes of the Protective Income Manager rider, but whose marriage is not recognized by DOMA, will be required to take distributions from the Contract in the manner applicable to nonspouse beneficiaries. In some circumstances, these required distributions could substantially reduce or eliminate the value of the Protective Income Manager rider benefit.

An individual who is treated as a spouse for state law purposes, but not for DOMA, should not purchase the Protective Income Manager rider before consulting legal and financial advisors, and carefully evaluating whether the Protective Income Manager rider is suitable for her or his needs.

Other Tax Matters. For a general discussion of tax consequences specific to the Protective Income Manager rider, see "TAXATION OF ANNUITIES IN GENERAL, Tax Consequences of Protected Lifetime Income Benefits and QUALIFIED RETIREMENT PLANS, Protected Lifetime Income Benefits."

ALLOCATION GUIDELINES AND RESTRICTIONS FOR PROTECTED LIFETIME INCOME BENEFITS

In order to maintain either SecurePay rider or the Protective Income Manager rider, you must allocate your Purchase Payments and Contract Value in accordance with the Allocation Guidelines and Restrictions that we have established. The Allocation Guidelines and Restrictions are designed to limit our risk under these riders.

Specifically, you must: (1) allocate all of your Purchase Payments and Contract Value in accordance with the Allocation by Investment Category guidelines (described below), or (2) allocate all of your Purchase Payments and Contract Value in accordance with one of the three eligible Benefit Allocation Model Portfolios (described below). You may also allocate your Purchase Payments to the dollar cost averaging ("DCA") Account(s), provided that transfers from the DCA Account are allocated to the Sub-Accounts in accordance with the Allocation Guidelines and Restrictions described above. In addition, you also must participate in the Allocation Adjustment Program.

NOTE: You may not allocate any of your Purchase Payments or Contract Value to the Fixed Account. Before you can purchase a SecurePay rider or the Protective Income Manager rider under the RightTime option, you must transfer any Contract Value in the Fixed Account to one or more of the Sub-Accounts consistent with the rider's Allocation Guidelines and Restrictions.

Allocation by Investment Category. The following Allocation by Investment Category guidelines specify the minimum and maximum percentages of your Contract Value that must be allocated to each of the three categories of Sub-Accounts listed below in order for you to remain eligible for benefits under a SecurePay rider or the Protective Income Manager rider (unless you are fully invested in a Benefit Allocation Model, as described above). You can select the percentage of Contract Value to allocate to individual Sub-Accounts within each group, but the total investment for all Sub-Accounts in a group must comply with the specified minimum and maximum percentages for that group.

These Allocation by Investment Category guidelines may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if they are consistent with your investment objectives.

Allocation by Investment Category
Category 1
Minimum Allocation: 35%
Maximum Allocation: 100%

Fidelity VIP Investment Grade Bond	PIMCO VIT Long-Term US Government
Franklin US Government	PIMCO VIT Low Duration
Legg Mason Dynamic Multi-Strategy VIT	PIMCO VIT Real Return
Lord Abbett Bond Debenture	PIMCO VIT Short-Term
MFS Research Bond	PIMCO VIT Total Return
Oppenheimer Money Fund	Invesco V.I. Balanced Risk Allocation
Oppenheimer Global Strategic Income	Invesco V.I. Government Securities
Goldman Sachs VIT Global Markets Navigator	Templeton Global Bond
PIMCO Global Diversified Allocation

Category 2
Minimum Allocation: 0%
Maximum Allocation: 65%

Franklin Income	MFS Investors Growth
MFS Total Return	MFS Investors Trust
Fidelity VIP Contrafund	MFS Value
Fidelity VIP Index 500	Mutual Shares
Franklin Rising Dividends	Oppenheimer Main Street
Goldman Sachs Strategic Growth	Invesco V.I. Comstock
Lord Abbett Calibrated Dividend Growth	Invesco V.I. Growth and Income
Lord Abbett Classic Stock	Invesco V.I. Equity & Income
Lord Abbett Fundamental Equity	MFS Growth

Category 3
Minimum Allocation: 0%
Maximum Allocation: 30%

Fidelity VIP Mid Cap	MFS VIT II Emerging Markets Equity
Franklin Flex Cap Growth	MFS VIT II International Value
Franklin Small Cap Value	Oppenheimer Capital Appreciation
Franklin Small-Mid Cap Growth	Oppenheimer Global
Goldman Sachs VIT Growth Opportunities	PIMCO VIT All Asset
Goldman Sachs MidCap Value	Royce Capital Micro-Cap
Goldman Sachs Strategic Intl. Equity	Royce Capital Small-Cap
ClearBridge Variable Mid Cap Core	Templeton Developing Markets Securities
ClearBridge Variable Small Cap Growth	Templeton Foreign
Lord Abbett Growth Opportunities	Templeton Growth
Lord Abbett Mid-Cap Stock	Invesco V.I. Mid Cap Growth
MFS New Discovery	Invesco V.I. Global Real Estate
MFS Research	Invesco V.I. International Growth
MFS Utilities	Invesco V.I. Small Cap Equity
Invesco V.I. American Value

The Benefit Allocation Model Portfolios. Each of the Model Portfolios except the Aggressive Growth model will satisfy our Allocation Guidelines and Restrictions, including the Allocation by Investment Category guidelines (the "Benefit Allocation Model Portfolios"). See "Asset Allocation Model Portfolios."

In general, the investment strategies employed by the Benefit Allocation Model Portfolios all include allocations that focus on conservative, high quality bond funds, that combine bond funds and growth stock funds, or that emphasize growth stock funds while including a significant weighting of bond funds. Each of these allocation models seeks to provide income and/or capital appreciation while avoiding excessive risk. If you are seeking a more aggressive growth strategy, the Benefit Allocation Model Portfolios are probably not appropriate for you.

If you allocate your Purchase Payments and Contract Value in accordance with one of the eligible Benefit Allocation Model Portfolios, we will allocate your Purchase Payments and transfers out of the DCA Accounts, as the case may be, in accordance with the Benefit Allocation Model Portfolio you selected. If you purchase a SecurePay rider or the Protective Income Manager rider under the RightTime® option, we will allocate existing Sub-Account and Fixed Account values to the Benefit Allocation Model Portfolio that you selected. Although you may allocate all or part of your Purchase Payments and Contract Value to a Benefit Allocation Model Portfolio, you may only select one Benefit Allocation Model Portfolio at a time. You may, however, change your Benefit Allocation Model Portfolio selection provided the new portfolio is one specifically permitted for use with the SecurePay riders or the Protective Income Manager rider.

The Allocation Adjustment Program (patent pending).  If you select the SecurePay, SecurePay 6, or the Protective Income Manager rider you must participate in the Allocation Adjustment Program. As with the Allocation by Investment Category guidelines and the Benefit Allocation Model Portfolios, the Allocation Adjustment Program is designed to limit our risk under these riders.

Under this program, we will monitor the performance of each Sub-Account in Category 2 and 3 of the Allocation by Investment Categories (see "Allocation by Investment Category" above). We will not monitor the Oppenheimer Money Fund Sub-Account or any of the other Sub-Accounts in Category 1. If, on any Monthly Anniversary Date after the first Contract Anniversary, the Accumulation Unit value of a Sub-Account in Category 2 or 3 drops below a specified level the Sub-Account will be temporarily "restricted" from allocations of Purchase Payments and Contract Value and we will transfer all existing Contract Value in the Sub-Account to the Oppenheimer Money Fund Sub-Account.

Under the Allocation Adjustment Program, we calculate a 12-month Simple Moving Average ("SMA") for each Sub-Account on each Monthly Anniversary Date. Each Sub-Account's SMA is the average Accumulation Unit value for that Sub-Account based on its Accumulation Unit value on the current Monthly Anniversary Date and each of the last 11 Monthly Anniversary Dates.

•  For example, assume a Sub-Account's Accumulation Unit values were $4.19, 3.81, 3.29, 2.98, 3.15, 3.33, 2.94, 3.73, 4.53, 5.35, 5.41, and 5.76 on each of the 12 most recent Monthly Anniversary Dates. Based on these Accumulation Unit values, its SMA on the most recent Monthly Anniversary Dates would be $4.04 (the sum of the 12 most recent Monthly Anniversary Dates' Accumulation Unit values divided by 12).

If a Sub-Account has not been in existence for 12 months, we will calculate the SMA using the net asset value of the Fund in which the Sub-Account invests, adjusted for Contract charges and expenses, for each month no Accumulation Unit value is available.

Once we calculate a Sub-Account's SMA on a Monthly Anniversary Date, we then compare that SMA to the Sub-Account's current Accumulation Unit value on that Monthly Anniversary Date. If the Sub-Account's current Accumulation Unit value is equal to or less than the Sub-Account's SMA over the 12 most recent Monthly Anniversary Dates, then we will consider the Sub-Account to be restricted. This means:

•  On that Monthly Anniversary Date, we will transfer any Contract Value you have in the restricted Sub-Account to the Oppenheimer Money Fund Sub-Account;

•  You may not allocate Purchase Payments or transfer Contract Value into a restricted Sub-Account;

•  If we receive instructions from you on or after that Monthly Anniversary Date requesting an allocation or transfer to the restricted Sub-Account, we will allocate or transfer the requested amount to the restricted Sub-Account, and then immediately transfer the amount to the Oppenheimer Money Fund Sub-Account;

•  When effecting periodic portfolio rebalancing, we will "re-balance" your Variable Account value according to your most recent allocation instructions, but will include the Oppenheimer Money Fund Sub-Account in place of the restricted Sub-Account; and

•  Any automatic transfers from the DCA Account to the restricted Sub-Account will be redirected to the Oppenheimer Money Fund Sub-Account.

You may transfer your Contract Value in the Oppenheimer Money Fund Sub-Account to any non-restricted Sub-Account, and/or submit new allocation instructions to allocate additional Purchase Payments, rebalance your Contract Value, and apply automatic DCA transfers to any non-restricted Sub-Accounts, provided your new instructions are consistent with the Allocation by Investment Category guidelines.

We will no longer consider the Sub-Account to be restricted when, on a subsequent Monthly Anniversary Date, the Sub-Account's current Accumulation Unit value is greater than its current 12-month SMA. If that occurs, on that Monthly Anniversary Date we will transfer all of your Contract Value in the Oppenheimer Money Fund Sub-Account attributable to the previously restricted Sub-Account back to the previously restricted Sub-Account based on your current allocation percentages. At this time you also may resume allocating Purchase Payments and transferring Contract Value into the previously restricted Sub-Account, and we will resume any automated transactions involving the previously restricted Sub-Account.

If any Monthly Anniversary Date is not a Valuation Date, we will effect the changes described above as of the next Valuation Date. We will not assess a transfer charge on transfers made pursuant to the Allocation Adjustment Program or count such transfers towards the 12 transfers allowed each Contract Year without charge. We will provide a written confirmation to you of any transfer or other allocation made pursuant to the Allocation Adjustment Program.

Note:  Investing in Sub-Accounts that experience higher volatility, and therefore more volatile Accumulation Unit values, may increase the likelihood of those Sub-Accounts being restricted from investment. Therefore, the Allocation Adjustment Program may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if this program is consistent with your investment objectives.

You should not view the Allocation Adjustment Program as a "market timing" or other type of investment program designed to enhance your earnings under the Contract. If we transfer Contract Value from one or more Sub-Accounts to the Oppenheimer Money Fund Sub-Account during a market downturn, your Contract Value will not be available to participate in any upside potential if there is a subsequent recovery until the next Monthly Anniversary when the Accumulation Unit Value of the Sub-Account rises above the SMA. Please see Appendix H in this prospectus for an example of the Allocation Adjustment Program.

Changes to the Allocation Guidelines and Restrictions. For purposes of the Allocation by Investment Category guidelines, we determine in our sole discretion whether a Sub-Account is classified as Category 1, Category 2, or Category 3. We will provide you with prior written notice of any changes in classification of investment options. We may change the list of Sub-Accounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, or change the investment options that are or are not available to you, at any time, in our sole discretion. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under either or both SecurePay riders or the Protective Income Manager rider.

With respect to the Benefit Allocation Model Portfolios, we determine in our sole discretion whether a Benefit Allocation Model Portfolio will continue to be available with either or both SecurePay riders or the Protective Income Manager rider. We may offer additional Benefit Allocation Model Portfolios or discontinue existing Benefit Allocation Model Portfolios at any time in our sole discretion. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under either or both SecurePay riders or the Protective Income Manager rider. We will provide you with prior written notice of any changes to the Benefit Allocation Model Portfolios.

For purposes of the Allocation Adjustment Program, we will not change how we monitor Sub-Accounts (i.e., by applying a 12-month Simple Moving Average, or SMA) once you purchase a rider, but we may use a different mathematical model for riders we issue in the future. We reserve the right to change the default Sub-Account to which Purchase Payments and Contract Value are allocated when a Sub-Account is restricted, to begin monitoring some or all of the Sub-Accounts in Category 1 of the Allocation by Investment Category guidelines, and/or to terminate the Allocation Adjustment Program at any time in our sole discretion.

If you receive notice of a change to the Allocation Guidelines and Restrictions, you are not required to take any action. We will continue to apply Purchase Payments you submit without allocation instructions, and process automatic DCA and portfolio rebalancing transfers, according to your Contract allocation established before the Allocation Guidelines and Restrictions changed. We will only apply the new Allocation Guidelines and Restrictions to additional Purchase Payments submitted with new allocation instructions or to future transfers of Contract Value (not including DCA transfers or transfers made to reallocate your Contract Value under the portfolio rebalancing program) because allocation instructions that accompany a Purchase Payment and instructions to transfer Contract Value change your current Contract allocation. This means you will not be able to make additional Purchase Payments submitted with new allocation instructions or transfers of Contract Value until your current allocation instructions meet the Allocation Guidelines and Restrictions in effect at that time (although you will still be required to participate in the portfolio rebalancing program).

Portfolio Rebalancing. You must elect portfolio rebalancing if you select a SecurePay rider or the Protective Income Manager rider. Under this program, we will "re-balance" your Variable Account value based on your allocation instructions in effect at the time of the rebalancing. Whether your Contract Value is invested according to the Allocation by Investment Category guidelines or a Benefit Allocation Model Portfolio, we will rebalance your Contract Value to restore it to your most recent allocation instructions. You may specify rebalancing on a quarterly, semi-annual, or annual basis. If you do not specify the period, we will rebalance your Variable Account value semi-annually based on the Rider Issue Date. We will also rebalance your Variable Account value each time your Contract allocation is changed, for example, when we receive a request to transfer Contract Value (not including DCA or portfolio rebalancing transfers) or when we receive a subsequent Purchase Payment that is accompanied by new allocation instructions. (See "Portfolio Rebalancing.")

Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion, but we will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.

If you terminate the rebalancing of your Variable Account value, we will consider this to be a Prohibited Allocation Instruction and we will terminate your SecurePay rider or Protective Income Manager rider (see below).

Prohibited Allocation Instructions. If you instruct us to allocate Purchase Payments or Contract Value, or to take withdrawals, in a manner that is not consistent with our Allocation Guidelines and Restrictions (a "Prohibited Allocation instruction"), we will terminate your SecurePay rider or Protective Income Manager rider. For example, if you are following the Allocation by Investment Category guidelines and you instruct us to transfer 40% of your Contract Value to the Fidelity VIP Contrafund Sub-Account, we will consider this to be a Prohibited Allocation Instruction because the maximum allocation you may make to the Sub-Accounts in Category 3 is 30% of your Contract Value.

For purposes of allocating your Purchase Payments and Contract Value a Prohibited Allocation instruction includes:

(a)  allocating a Purchase Payment so that the allocation of your Contract Value following the Purchase Payment is inconsistent with the Allocation Guidelines and Restrictions; or

(b)  directing a dollar cost averaging transfer so that the allocation of your Contract Value following the transfer is inconsistent with the Allocation Guidelines and Restrictions; or

(c)  transferring any Contract Value so that the allocation of your Contract Value following the transfer is inconsistent with the Allocation Guidelines and Restrictions; or

(d)  deducting the proceeds of a withdrawal from an Investment Option so that the allocation of your Contract Value following the withdrawal is inconsistent with the Allocation Guidelines and Restrictions; or

(e)  terminating the rebalancing of your Contract Value.

If we terminate your SecurePay rider or Protective Income Manager rider due to a Prohibited Allocation instruction, you may reinstate the rider subject to certain conditions. See "Reinstating Your SecurePay Rider Within 30 Days of Termination or "Reinstating the Protective Income Manager Rider Within 30 Days of Termination," as applicable.

SUSPENSION OR DELAY IN PAYMENTS

Payments of a withdrawal or surrender of the Variable Account value or death benefit are usually made within seven (7) calendar days. However, we may delay such payment of a withdrawal or surrender of the Variable Account value or death benefit for any period in the following circumstances where permitted by state law:

(1)  when the New York Stock Exchange is closed; or

(2)  when trading on the New York Stock Exchange is restricted; or

(3)  when an emergency exists (as determined by the SEC as a result of which (a) the disposal of securities in the Variable Account is not reasonably practical; or (b) it is not reasonably practical to determine fairly the value of the net assets of the Variable Account); or

(4)  when the SEC, by order, so permits for the protection of security holders; or

(5)  your premium check has not cleared your bank.

If, pursuant to SEC rules, the Oppenheimer Money Fund/VA suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, withdrawal, surrender, or death benefit from the Oppenheimer Money Fund/VA Sub-Account until the Fund is liquidated.

We may delay payment of a withdrawal or surrender from the Guaranteed Account for up to six months where permitted.

SUSPENSION OF CONTRACTS

If mandated under applicable law, we may be required to reject a Purchase Payment. We also may be required to provide additional information about your account to government regulators or law enforcement authorities. In addition, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator or law enforcement authorities.

CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge) (not applicable to C Series)

General

We do not deduct a surrender charge for C Series Contracts.

We do not deduct any charge for sales expenses from Purchase Payments at the time you make them. However, within certain time limits described below, we deduct a surrender charge (contingent deferred sales charge) from the Contract Value of L Series and B Series Contracts when you make a surrender or withdrawal before the Annuity Date or when you fully or partially surrender your Contract for a commuted value while variable income payments under Annuity Option A (payments for a certain period) are being made. (See "Annuitization, Annuity Date."). We do not apply the surrender charge to the payment of a death benefit or when we apply your Annuity Value to an Annuity Option.

The surrender charge reimburses us for expenses related to sales and distribution of the Contract, including commissions, marketing materials, and other promotional expenses. In the event surrender charges are not sufficient to cover sales expenses, we will bear the loss; conversely, if the amount of such charges provides more than enough to cover such expenses, we will retain the excess. Protective Life does not currently believe that the surrender charges imposed will cover the expected costs of distributing the Contracts. Any shortfall will be made up from Protective Life's general assets, which may include amounts derived from the mortality and expense risk charge.

If you elect a SecurePay rider, we impose a surrender charge on Excess Withdrawals but not on SecurePay Withdrawals. If you elect the Protective Income Manager rider, we impose a surrender charge on Excess Withdrawals but not on Protective Income Manager Withdrawals. (See "Protected Lifetime Income Benefits.")

Free Withdrawal Amount

Each Contract Year you may withdraw a specified amount, called the "free withdrawal amount", from your Contract without incurring a surrender charge. During the first Contract Year the free withdrawal amount is equal to 10% of your initial Purchase Payment. In any subsequent Contract Year the free withdrawal amount is equal to the greatest of: (1) the earnings in your Contract as of the prior Contract Anniversary; (2) 10% of your cumulative Purchase Payments as of the prior Contract Anniversary; or (3) 10% of the Contract Value as of the prior Contract Anniversary. For the purpose of determining the free withdrawal amount, earnings equal the Contract Value minus the Purchase Payments not previously assessed with a surrender charge, both measured as of the Contract Anniversary for which values are being determined. Withdrawals in excess of the free withdrawal amount in any Contract Year may be subject to surrender charges. Withdrawals, including withdrawals of the free withdrawal amount, may be subject to income taxation and may be subject to a 10% federal penalty tax if taken before the Owner reaches age 59 1/2. (See "Taxation of Annuities in General, Taxation of Withdrawals and Surrenders.")

If you elect a SecurePay rider, we count SecurePay Withdrawals and Excess Withdrawals when determining the free withdrawal amount. If you elect the Protective Income Manager rider, we count Protective Income Manager Withdrawals and Excess Withdrawals when determining the free withdrawal amount. (See "Protected Lifetime Income Benefits.")

Determining the Surrender Charge

We calculate the surrender charge in the following manner:

1.  We deduct any available free withdrawal amount from the requested withdrawal amount;

2.  We allocate any withdrawal amount in excess of any free withdrawal amount to Purchase Payments (or portions of Purchase Payments) not previously assessed a surrender charge on a "first-in, first-out" (FIFO) basis; and

3.  If there is still a portion of the withdrawal amount that has not been allocated (which may occur if the amount withdrawn exceeds the free withdrawal amount plus Purchase Payments not previously assessed a surrender charge, for example, if there has been gain in the Contract Value since the previous Contract Anniversary), then we will allocate this remaining amount pro-rata to such Purchase Payments.

The surrender charge is the total of each of these allocated amounts multiplied by its applicable surrender charge percentage, as shown below. If, at the time of withdrawal, all Purchase Payments have already been withdrawn from the Contract, then we will apply the surrender charge percentage associated with the most recent Purchase Payment we accepted to the amount withdrawn (in excess of any free withdrawal amount).

Number of Full Years Elapsed Between the Date Purchase Payment was Accepted and the Date of Surrender		L Series	B Series
0		7.0%	7.0%
1		7.0%	6.0%
2		6.0%	6.0%
3		6.0%	5.0%
4		0%	4.0%
5		0%	3.0%
6		0%	2.0%
7	+	0%	0%

Refer to Appendix B for an example of how the surrender charge is calculated.

We will monitor the amount of the surrender charge we assess such that the amount of any surrender charge we impose, when added to any surrender charge previously paid on the Contract, will not exceed nine percent (9%) of aggregate Purchase Payments made to date for your Contract.

Deduction of the Surrender Charge on Withdrawals

We will deduct the surrender charge associated with a withdrawal either from the amount withdrawn (a "gross" withdrawal) or from your remaining Contract Value (a "net" withdrawal), based on your instructions.

•  In a "gross" withdrawal, you request a specific withdrawal amount, and we reduce that amount by the amount of the surrender charge. Therefore, you will receive less than the dollar amount of the withdrawal you requested.

•  In a "net" withdrawal, you request a specific withdrawal amount, and we deduct the surrender charge from your remaining Contract Value by withdrawing the charge from the Investment Options in which you invest in the same proportion as the withdrawal upon which the charge is assessed. Therefore, we will deduct a larger amount from your Contract Value than the withdrawal amount you specified.

If you choose to have us withhold for taxes, we will reduce the amount we pay you by the amount we withhold.

If you do not indicate whether you would like a "gross" or a "net" withdrawal when you submit your withdrawal request, then we will process your withdrawal request as a gross withdrawal.

Waiver of Surrender Charges

We will not apply a surrender charge if you fully surrender your Contract when the Contract Value is 25% or less of the value of the death benefit.

We may decrease or waive surrender charges on Contracts issued to a trustee, employer or similar entity pursuant to a retirement plan or when sales are made in a similar arrangement where offering the Contracts to a group of individuals under such a program results in savings of sales expenses. We will determine the entitlement to such a reduction in surrender charge.

We may also waive surrender charges on withdrawals taken as a minimum distribution required under federal or state tax laws on amounts attributable to Protective Life annuity contracts. (See "Qualified Retirement Plans".) During any Contract Year, the total amount of such withdrawals will reduce the free withdrawal amount available on any subsequent withdrawal.

We also may waive surrender charges (1) for Contracts issued in connection with fee-only arrangements between the purchaser and the registered representative of the selling broker-dealer and (2) for Contracts issued to employees and registered representatives of any member of the selling group, or to officers, directors, trustees or bona-fide full time employees of Protective Life or the investment advisors of any of the Funds or their affiliated companies (based upon the Owner's status at the time the Contract is purchased). In either case, no marketing expenses or sales commissions are associated with such Contracts.

Mortality and Expense Risk Charge

To compensate Protective Life for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge. We deduct the mortality and expense risk charge only from the Variable Account. The charge is equal, on an annual basis, to a percentage of the average daily net assets of the Variable Account attributable to your Contract, as set forth below:

Class	Mortality and Expense Risk Charge
L Series	1.50%
B Series	1.20%
C Series	1.60%

The mortality risk Protective Life assumes is that Annuitant(s) may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each Payee is assured that longevity will not have an adverse effect on the annuity payments received. The expense risk that Protective Life assumes is the risk that the administration charge, contract maintenance fee and transfer fees may be insufficient to cover actual future expenses. We expect to make a reasonable profit with respect to the Contracts. We may make a profit or incur a loss from the mortality and expense risk charge. Any profit, including profit from the mortality and expense risk charge, may be used to finance distribution and other expenses.

Administration Charge

We will deduct an administration charge equal, on an annual basis, to 0.15% for the L Series and C Series and 0.10% for the B Series of the daily net asset value of the Variable Account attributable to your Contract. We make this deduction to reimburse Protective Life for expenses incurred in the administration of the Contract and the Variable Account. We deduct the administration charge only from the Variable Account value.

Death Benefit Fee

If you select the Maximum Anniversary Value Death Benefit, we assess a death benefit fee to compensate us for the cost of providing this death benefit. (There is no fee for the Return of Purchase Payments Death Benefit.) We calculate the death benefit fee as of each Monthly Anniversary Date on which the fee is assessed, and we deduct it from your Contract Value on the next Valuation Date. We will deduct the death benefit fee pro-rata from the Investment Options (e.g., in the same proportion that each Investment Option has to Contract Value). The deduction of the death benefit fee will reduce your Contract Value, but it will not otherwise reduce the value of your Maximum Anniversary Value Death Benefit. We deduct this fee whether or not the value of the death benefit is greater than the Contract Value on the Contract Anniversary the fee is deducted. It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a withdrawal from the Contract. (See "Federal Tax Matters.") We do not assess the death benefit fee after the Annuity Date.

The fee is equal, on an annualized basis, to 0.20% of your annualized death benefit value measured on each Monthly Anniversary Date. The value of your Maximum Anniversary Value Death Benefit on any Monthly Anniversary Date is the greatest of (1) your Contract Value, (2) your adjusted aggregate Purchase Payments, or (3) your greatest anniversary value attained as of that day. (See "DEATH BENEFIT, Maximum Anniversary Value Death Benefit" for a more complete description.) For example, if on a Monthly Anniversary Date your Contract Value equals $125,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the fee we deduct on that day will be based on your Contract Value of $125,000. Alternatively, if your Contract Value equals only $115,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the fee we deduct on that day will be based on your greatest anniversary value attained of $120,000.

SecurePay Fee

We deduct a fee for the SecurePay riders that compensates us for the costs and risks we assume in providing this benefit. This SecurePay Fee is a percentage of the Benefit Base. We deduct this fee from your Contract Value on the Valuation Date that occurs after each Valuation Period containing a Monthly Anniversary Date. The SecurePay Fee is deducted from the Sub-Accounts of the Variable Account only; it is not deducted from the assets in the DCA Account. Accordingly, you must have transferred some assets from your DCA Account to Sub-Accounts in accordance with our Allocation Guidelines and Restrictions before the fee is charged.

The SecurePay Fee will vary depending on when you purchase the rider and which rider you purchase.

	Maximum	Current
Purchase of SecurePay rider at time of Contract Purchase	1.20%	0.60%
Purchase of SecurePay rider under RightTime® Option	1.40%	0.70%
	Maximum	Current
Purchase of SecurePay6 rider at time of Contract Purchase	2.00%	1.20%
Purchase of SecurePay6 rider under RightTime® Option	2.20%	1.30%

	Maximum	For Riders Purchased on or after 8/20/2012	For Riders Purchased Before 8/20/2012
Purchase of SecurePay R72 rider at time of Contract Purchase (no longer available for purchase as of 12/10/12)	2.00%	1.20%	1.00%
Purchase of SecurePay R72 rider under RightTime® Option (no longer available for purchase as of 12/10/12)	2.20%	1.30%	1.10%

We may increase the SecurePay Fee. However, we will not increase the SecurePay Fee above the maximum amounts listed in the table above.

If we increase the SecurePay Fee, we will give you at least 30 days' notice prior to the increase. You may elect not to pay the increase in your SecurePay Fee. If you elect not to pay the increased SecurePay Fee, your SecurePay rider will not terminate, but your Benefit Base will be capped at its then current value (i.e., your SecurePay Anniversary Value will be reset to $0) and you will give up the opportunity for any future increases in the Benefit Base if your Contract Value exceeds your Benefit Base on subsequent Contract Anniversaries. You will continue to be assessed your current SecurePay Fee. If you purchased the SecurePay 6 or SecurePay R72 rider, we also will no longer calculate the SecurePay Roll-up Value when determining your Benefit Base if you elect not to pay the increase in your

SecurePay Fee. You will continue to be assessed your current SecurePay Fee, even though you will no longer be entitled to additional SecurePay Roll-up Values. See "SecurePay With RightTime® Option."

SecurePay Medical Evaluation Fee. Under the SecurePay riders, we will assess a charge for evaluating your request for an increased Annual Withdrawal Amount ("AWA") if we determine that you qualify for an increased AWA and you elect to begin taking your SecurePay Withdrawals at the increased AWA. However, if you request an increase in AWA under the SecurePay ME feature more than twice, we will deduct the charge from your current Contract Value whether or not we determine that you qualify for an increased AWA and whether or not you begin taking your SecurePay Withdrawals at the increased AWA. The current fee is $150 for Single Coverage and $300 for Joint Coverage if the AWA is increased. Although we may increase this charge, it will not be more than $300 per Covered Person. We will deduct the charge from your current Contract Value when you submit your Benefit Election Form. It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a withdrawal from the Contract. (See "Federal Tax Matters.")

Protective Income Manager Fee

We deduct a monthly fee for the Protective Income Manager rider that compensates us for the costs and risks we assume in providing this benefit. The fee is a percentage of the greatest of:

a)  the Contract Value on each Monthly Anniversary Date;

b)  the Contract Value on the later of the Rider Issue Date or the most recent Reset Date; or

c)  if the rider is purchased on the Contract Issue Date, the sum of all Purchase Payments received (including your initial Purchase Payment), less any withdrawals made, during the 120-day period following the Contract Issue Date. (During the 120-day period fees are based upon your initial Purchase Payment.) If the 120th day is not a Valuation Date, then we will make this calculation on the next Valuation Date.

The percentage is currently 1.20% (on an annual basis) if you purchase the rider when you purchase the Contract and 1.30% (on an annual basis) if you purchase the rider under our RightTime® option.

We calculate the monthly Protective Income Manager fee on each Monthly Anniversary Date following the Rider Issue Date, and continue to calculate the fee monthly through the Annuity Date. We deduct the fee on the following Valuation Date from the Sub-Accounts of the Variable Account only. The fee is not deducted from the assets in the DCA Account. Accordingly, you must have transferred some assets from your DCA Account to one or more Sub-Accounts in accordance with our Allocation Guidelines and Restrictions before the fee is charged. We treat the deduction of the monthly fee as a withdrawal, but we will not reduce any free surrender amount available under the Contract, and we will not treat the deduction as an Excess Withdrawal under the rider.

We reserve the right to increase the Protective Income Manager fee, but it will never exceed 2.20% (if purchased under our RightTime® option) or 2.00% (if purchased at time of Contract issue) on an annual basis. If we increase the Protective Income Manager fee, we will give you at least 30 days' notice prior to the increase. You may elect not to pay the increase in your Protective Income Manager fee. We must receive your Written Notice declining the increase before the end of the Valuation Period during which the new Protective Income Manager fee becomes effective. If you elect not to pay the increased Protective Income Manager fee, then we will "lock in" your most recent Protective Income Manager Payment Factor and will use this factor when we calculate your Optimal Withdrawal Amount on all future Contract Anniversaries. Your Protective Income Manager Payment Factor will never change, even if there is a Reset following the date you elect not to pay the fee increase. This could ultimately mean a significant reduction in your future Optimal Withdrawal Amount because the Protective Income Manager Payment Factors are designed to increase each year. You should carefully consider whether or not it is in your best interest to decline an increase in the Protective Income Manager fee. See "Protective Income Manager with RightTime® Option."

Transfer Fee

Currently, there is no charge for transfers. Protective Life reserves the right, however, to charge $25 for each transfer after the first 12 transfers in any Contract Year. For the purpose of assessing the fee, we would consider each request to be one transfer, regardless of the number of Investment Options affected by the transfer in one day. We would deduct the fee from the amount being transferred.

Contract Maintenance Fee

Prior to the Annuity Date, we deduct a contract maintenance fee of $30 from the Contract Value on each Contract Anniversary, and on any day that you surrender the Contract other than the Contract Anniversary. We will deduct the contract maintenance fee from the Investment Options in the same proportion as their values are to the Contract Value. We will waive the contract maintenance fee in the event the Contract Value or the aggregate Purchase Payments reduced by surrenders and associated surrender charges (if applicable) equals or exceeds $100,000 on the date we are to deduct the contract maintenance fee.

Fund Expenses

The net assets of each Sub-Account of the Variable Account will reflect the investment management fees and other operating expenses the Funds incur. For each Fund, an investment manager receives a daily fee for its services. Some Funds also deduct 12b-1 fees from Fund assets. Over time these fees, which are paid out of a Fund's assets on an ongoing basis, will increase the cost of an investment in Fund shares. (See the prospectuses for the Funds for information about the Funds.)

Premium Taxes

New York does not currently impose premium taxes on variable annuities. If premium taxes did apply to your Contract, we would deduct them from the Purchase Payment(s) when accepted or from the Contract Value upon a withdrawal or surrender, death or annuitization.

Other Taxes

Currently, no charge will be made against the Variable Account for federal, state or local taxes other than premium taxes. We reserve the right, however, to deduct a charge for taxes attributable to the operation of the Variable Account.

Other Information

We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of Protective Life. We pay commissions and other compensation to the broker-dealers for selling the Contracts. You do not directly pay the commissions and other compensation, we do. We intend to recover commissions and other compensation, marketing, administrative and other expenses and costs of Contract benefits through the fees and charges imposed under the Contracts. See "Distribution of the Contracts" for more information about payments we make to the broker-dealers.

ANNUITY PAYMENTS

Annuity Date

On the Issue Date, the Annuity Date is the oldest Owner's or Annuitant's 95th birthday. You may elect a different Annuity Date, provided that it is no later than the oldest Owner's or Annuitant's 95th birthday (the "Maximum Annuity Date"). You may not choose an Annuity Date that is less than 1 year after the Issue Date. Annuity Dates that occur or are scheduled to occur at an advanced age for the Annuitant (e.g., past age 85), may in certain circumstances have adverse income tax consequences. (See "Federal Tax Matters".) Distributions from Qualified Contracts may be required before the Annuity Date.

We will terminate a SecurePay rider or the Protective Income Manager rider if in effect on the Annuity Date. (See "Protected Lifetime Income Benefits.")

Changing the Annuity Date

The Owner may change the Annuity Date by Written Notice. The new Annuity Date must be at least 30 days after the date we receive the written request and no later than the oldest Owner's or Annuitant's 95th birthday. You may not choose a new Annuity Date that is less than 1 year after the Issue Date. You also must elect as your Annuity Option either payments for the life of the Annuitant with no certain period or for a certain period of no less than 10 years.

Annuity Value

The Annuity Value is the amount we will apply to the Annuity Option you have selected. Generally the Annuity Value is your Contract Value on the Annuity Date, less any applicable fees, charges and premium tax on that date. In the circumstances described below, however, we may use an Annuity Value that is higher than the Contract Value.

PayStream Plus® Annuitization Benefit

If your Annuity Date is on or after your 10th Contract Anniversary and you select Annuity Option B (life income with or without a certain period) with a certain period of at least 10 years, your Annuity Value will be your Contract Value on the Annuity Date plus 2% of the Contract Value on that date, less any applicable fees, charges and premium tax.

Annuity Income Payments

On the Annuity Date, we will apply your Annuity Value to the Annuity Option you have selected to determine your annuity income payment. You may elect to receive a fixed income payment, a variable income payment, or a combination of both using the same Annuity Option and certain period.

Fixed Income Payments

Fixed income payments are periodic payments from Protective Life to the designated Payee, the amount of which is fixed and guaranteed by Protective Life. Fixed income payments are not in any way dependent upon the investment experience of the Variable Account. Once fixed income payments have begun, they may not be surrendered.

Variable Income Payments

Variable income payments are periodic payments from Protective Life to the designated Payee, the amount of which varies from one payment to the next as a reflection of the net investment experience of the Sub-Account(s) you select to support the payments. You may fully or partially surrender variable income payments for a commuted value if those payments are being made under Annuity Option A (payments for a certain period). Refer to Appendix C for an explanation of the commuted value calculation. You may not surrender variable income payments if those payments are being made under Annuity Option B (life income with or without a certain period).

A surrender charge will apply (for the B Series and L Series) if you fully or partially surrender variable income payments within 7 years (B Series) or 4 years (L Series) after our receipt of any Purchase Payment. In this case, the surrender charge will be determined as described in the "Charges and Deductions, Surrender Charge" section of this prospectus, but without regard to any free withdrawal amount that may have otherwise been available.

Annuity Units

On the Annuity Date, we will apply the Annuity Value you have allocated to variable income payments (less applicable charges and premium taxes) to the variable Annuity Option you have selected. Using an interest assumption of 5%, we will determine the dollar amount that would equal a variable income payment if a payment were made on that date. (No payment is actually made on that date.) We will then allocate that dollar amount among the Sub-Accounts you selected to support your variable income payments, and we will determine the number of Annuity Units in each of those Sub-Accounts that is credited to your Contract. We will make this determination based on the Annuity Unit values established at the close of regular trading on the New York Stock Exchange on the Annuity Date. If the Annuity Date is a day on which the New York Stock Exchange is closed, we will determine the number of Annuity Units on the next day the New York Stock Exchange is open. The number of Annuity Units attributable to each Sub-Account under a Contract generally remains constant unless there is an exchange of Annuity Units between Sub-Accounts.

Determining the Amount of Variable Income Payments

We will determine the amount of your variable income payment no earlier than five Valuation Dates before the date on which a payment is due, using values established at the close of regular trading on the New York Stock Exchange that day.

We determine the dollar amount of each variable income payment attributable to each Sub-Account by multiplying the number of Annuity Units of that Sub-Account credited to your Contract by the Annuity Unit value (described below) for that Sub-Account on the Valuation Period during which the payment is determined. The dollar value of each variable income payment is the sum of the variable income payments attributable to each Sub-Account.

The Annuity Unit value of each Sub-Account for any Valuation Period is equal to (a) multiplied by (b) divided by (c) where:

(a)  is the net investment factor for the Valuation Period for which the Annuity Unit value is being calculated;

(b)  is the Annuity Unit value for the preceding Valuation Period; and

(c)  is a daily Assumed Investment Return (AIR) factor adjusted for the number of days in the Valuation Period.

The AIR is equal to 5%.

If the net investment return of the Sub-Account for a variable income payment period is equal to the AIR during that period, the variable income payment attributable to that Sub-Account for that period will equal the payment for the prior period. To the extent that such net investment return exceeds the AIR for that period, the payment for that period will be greater than the payment for the prior period; to the extent that such net investment return falls short of the AIR for that period, the payment for that period will be less than the payment for the prior period.

Refer to Appendix C for an explanation of the variable income payment calculation.

Exchange of Annuity Units

After the Annuity Date, you may exchange the dollar amount of a designated number of Annuity Units of a particular Sub-Account for an equivalent dollar amount of Annuity Units of another Sub-Account. On the date of the exchange, the dollar amount of a variable income payment generated from the Annuity Units of either Sub-Account would be the same. We allow only one exchange between Sub-Accounts in any calendar month, and allow no exchanges between the Guaranteed Account and the Variable Account.

Annuity Options

You may select an Annuity Option, or change your selection by Written Notice that Protective Life receives no later than 30 days before the Annuity Date. You may not change your selection of an Annuity Option less than 30 days before the Annuity Date. We will send you a notice in advance of your Annuity Date which asks you to select your Annuity Option. If you have not selected an Annuity Option within 30 days of the Annuity Date, we will apply your Annuity Value to Option B — Life Income with Payments for a 10 Year Certain Period, with the Variable Account value used to purchase variable income payments and the Guaranteed Account value used to purchase fixed income payments.

You may select from among the following Annuity Options:

Option A — Payments For a Certain Period:

We will make payments for the period you select. No certain period may be longer than 30 years. Payments under this Annuity Option do not depend on the life of an Annuitant.

Option B — Life Income With Or Without A Certain Period:

Payments are based on the life of the named Annuitant(s). If you elect to include a certain period, we will make payments for the lifetime of the Annuitant(s), with payments guaranteed for the certain period you select. No certain period may be longer than 30 years. Payments stop at the end of the selected certain period or when the Annuitant(s) dies, whichever is later. We reserve the right to demand proof that the Annuitant(s) is living prior to making any payment under Option B. If no certain period is selected, no payments will be made after the death of the Annuitant(s), no matter how few or how many payments have been made. This means the Payee will receive no annuity payments if the Annuitant(s) dies before the first scheduled payment, will receive only one payment if death occurs before the second scheduled payment, and so on.

Additional Option:

You may use the Annuity Value to purchase any annuity contract that we offer on the date you elect this option.

When selecting an Annuity Option, you should bear in mind that the amount of each payment for a certain period compared to the amount of each payment for life (either with or without a certain period) depends on the length of the certain period chosen and the life expectancy of the Annuitant(s). The longer the life expectancy, the lower the payments. Generally, the shorter the certain period chosen, the higher the payments. You also should consider that, assuming Annuitants with the same life expectancy, choosing Option B — Life Income Without a Certain Period will result in larger annuity payments than Option B — Life Income with a Certain Period (although the Payee will receive more payments under Option B — Life Income with a Certain Period if the Annuitant dies before the end of the certain period). You should consult your sales representative to discuss which Annuity Option would be most appropriate for your circumstances.

At this time Protective does not allow a "partial annuitization," i.e., we do not allow you to apply a portion of your Contract Value to an annuity option while maintaining the remaining Contract Value available for withdrawals or a surrender. However, in the future we may allow a partial annuitization subject to our then applicable rules and procedures.

Minimum Amounts

If your Annuity Value is less than $2,000 on the Annuity Date, we reserve the right to pay the Annuity Value in one lump sum. If at any time your annuity income payments are less than the minimum payment amount according to the Company's rules then in effect, we reserve the right to change the frequency to an interval that will result in a payment at least equal to the minimum.

Death of Annuitant or Owner After Annuity Date

In the event of the death of any Owner on or after the Annuity Date, the Beneficiary will become the new Owner. If any Owner or Annuitant dies on or after the Annuity Date and before all benefits under the Annuity Option you selected have been paid, we will pay any remaining portion of such benefits at least as rapidly as under the Annuity Option in effect when the Owner or Annuitant died. After the death of the Annuitant, any remaining payments shall be payable to the Beneficiary unless you specified otherwise before the Annuitant's death.

YIELDS AND TOTAL RETURNS

From time to time, Protective Life may advertise or include in sales literature yields, effective yields, and total returns for the Sub-Accounts. These figures are based on historic results and do not indicate or project future performance.

Yields, effective yields, and total returns for the Sub-Accounts are based on the investment performance of the corresponding Funds. The Funds' performance also reflects the Funds' expenses, including any 12b-1 fees. Certain of the expenses of each Fund may be reimbursed by the investment manager. (See the Prospectuses for the Funds.)

Yields

The yield of the Oppenheimer Money Fund Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven day period over a 52 week period and is shown as a percentage of the investment. The effective yield is calculated similarly but when annualized the income earned by an investment in the Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Sub-Account (except the Oppenheimer Money Fund Sub-Account) refers to the annualized income generated by an investment in the Sub-Account over a specified 30 day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30 day or one month period is generated each period over a 12 month period and is shown as a percentage of the investment.

Total Returns

The total return of a Sub-Account refers to return quotations assuming an investment under a Contract has been held in the Sub-Account for various periods of time including a period measured from the date the Sub-Account commenced operations. Average annual total return refers to total return quotations that are based on an average return over various periods of time.

Certain Funds have been in existence prior to the investment by the Sub-Accounts in such Funds. Protective Life may advertise and include in sales literature the performance of the Sub-Accounts that invest in these Funds for these prior periods. The performance information of any period prior to the investments by the Sub-Accounts is calculated as if the Sub-Accounts had invested in those Funds during those periods, using current charges and expenses associated with the Contract.

Standardized Average Annual Total Returns

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which the quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the

Sub-Account from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied under the Contract and any surrender charges that would apply if you terminated the Contract at the end of each indicated period, but excluding any deductions for premium taxes.

When a Sub-Account has been in operation prior to the commencement of the offering of the Contract described in this prospectus, Protective Life may advertise and include in sales literature the performance of the Sub-Accounts for these prior periods. The Sub-Account performance information of any period prior to the commencement of the offering of the Contract is calculated as if the Contract had been offered during those periods, using current charges and expenses.

Until a Sub-Account (other than the Oppenheimer Money Fund Sub-Account) has been in operation for 10 years, Protective Life will always include quotes of standard average annual total return for the period measured from the date that Sub-Account began operations. When a Sub-Account (other than the Oppenheimer Money Fund Sub-Account) has been in operation for one, five and ten years, respectively, the standard version average annual total return for these periods will be provided.

Non-Standard Average Annual Total Returns

In addition to the standard version of average annual total return described above, total return performance information computed on non-standard bases may be used in advertisements or sales literature. Non-standard average annual total return information may be presented, computed on the same basis as the standard version except deductions may not include the surrender charges or the contract maintenance fee. In addition, Protective Life may from time to time disclose average annual total return in other non-standard formats and cumulative total return for Contracts funded by the Sub-Accounts.

Protective Life may, from time to time, also disclose yield, standard average annual total returns, and non-standard total returns for the Funds.

Non-standard performance data will only be disclosed if the standard performance data for the periods described in "Standardized Average Annual Total Returns," above, is also disclosed.

Performance Comparisons

Protective Life may, from time to time, advertise or include in sales literature Sub-Account performance relative to certain performance rankings and indices compiled by independent organizations. In advertising and sales literature, the performance of each Sub-Account may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to each of the Sub-Accounts. Lipper Analytical Services, Inc. ("Lipper"), the Variable Annuity Research Data Service ("VARDS"), and Morningstar Inc. ("Morningstar") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

Lipper and Morningstar rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, Morningstar and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

Advertising and sales literature may also compare the performance of each Sub-Account to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

Other Matters

Protective Life may also report other information including the effect of tax-deferred compounding on a Sub-Account's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts.

All income and capital gains derived from Sub-Account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Fund's investment experience is positive.

FEDERAL TAX MATTERS

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of the Contract. In addition, Protective Life makes no guarantee regarding any tax treatment — federal, state or local — of any Contract or of any transaction involving a Contract.

The Company's Tax Status

Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of the Company, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied under a Contract. Protective Life does not anticipate that it will incur any federal income tax liability attributable to such income and gains of the Variable Account, and therefore does not intend to make provision for any such taxes. If Protective Life is taxed on investment income or capital gains of the Variable Account, then Protective Life may impose a charge against the Variable Account in order to make provision for such taxes.

TAXATION OF ANNUITIES IN GENERAL

Tax Deferral During Accumulation Period

Under existing provisions of the Code, except as described below, any increase in an Owner's Contract Value is generally not taxable to the Owner until received, either in the form of annuity payments as contemplated by the Contracts, or in some other form of distribution. However, this rule applies only if:

(1)  the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations;

(2)  the Company, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; and

(3)  the Owner is an individual (or an individual is treated as the Owner for tax purposes).

Diversification Requirements

The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified." If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Contact Value over the premiums paid for the Contract. Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

Ownership Treatment

In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be currently includable in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Contract are similar to, but differ in certain respects from, the ownership rights described in certain IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account (and thus not currently taxable on the income and gains). For example, the Owner of this Contract has the choice of more investment options to which to allocate purchase payments and Variable Account values than were addressed in such rulings. These differences could result in the Owner being treated as the owner of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, the Company does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or IRS may issue. Protective Life therefore reserves the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance such efforts would be successful.

Nonnatural Owner

As a general rule, Contracts held by "nonnatural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Owner of the Contract during the taxable year. There are several exceptions to this general rule for nonnatural Owners. First, Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as an agent for a natural person. Thus, if a group Contract is held by a trust or other entity as an agent for certificate owners who are individuals, those individuals should be treated as owning an annuity for federal income tax purposes. However, this special exception will not apply in the case of any employer who is the nominal owner of a Contract under a non-qualified deferred compensation arrangement for its employees.

In addition, exceptions to the general rule for nonnatural Owners will apply with respect to:

(1)  Contracts acquired by an estate of a decedent by reason of the death of the decedent;

(2)  Certain Qualified Contracts;

(3)  Contracts purchased by employers upon the termination of certain Qualified Plans;

(4)  Certain Contracts used in connection with structured settlement agreements; and

(5)  Contracts purchased with a single purchase payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Delayed Annuity Dates

If the Contract's Annuity Date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age (e.g., past age 85), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includable in the Owner's income.

The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

Taxation of Withdrawals and Surrenders

In the case of a withdrawal, amounts you receive are generally includable in income to the extent your Contract Value before the surrender exceeds your "investment in the contract" (defined below). All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. Amounts received under an automatic withdrawal plan are treated for tax purposes as withdrawals, not annuity payments. In the case of a surrender, amounts received are includable in income to the extent they exceed the "investment in the contract." For these purposes, the "investment in the contract" at any time equals the total of the Purchase Payments made under the Contract to that time (to the extent such payments were neither deductible when made nor excludable from income as, for example, in the case of certain contributions to Qualified Contracts) less any amounts previously received from the Contract which were not includable in income.

Withdrawals and surrenders may be subject to a 10% penalty tax. (See "Penalty Tax on Premature Distributions.") Withdrawals and surrenders may also be subject to federal income tax withholding requirements. (See "Federal Income Tax Withholding.")

As described elsewhere in this prospectus, the Company assesses a fee with respect to the Maximum Anniversary Value death benefit. The Company also assesses a fee for determining whether it will allow an increased amount of SecurePay Withdrawals for certain medical conditions. It is possible that these fees (or some portion thereof) could be treated for federal tax purposes as a withdrawal from the Contract.

Taxation of Annuity Payments

Normally, the portion of each annuity income payment taxable as ordinary income equals the excess of the payment over the exclusion amount. In the case of variable income payments, the exclusion amount is the "investment in the contract" (defined above) you allocate to the variable Annuity Option when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected (as determined by Treasury Department regulations which take into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment by (2) the ratio of the investment in the contract you allocate to the fixed Annuity Option, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments for the term of the Contract (determined under Treasury Department regulations).

Once the total amount of the investment in the contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another within the meaning of federal law. You should consult a tax adviser in those situations.

Annuity income payments may be subject to federal income tax withholding requirements. (See "Federal Income Tax Withholding.")

Tax Consequences of Protected Lifetime Income Benefits

Withdrawals, pledges, or gifts. In general, SecurePay and Protective Income Manager Withdrawals are treated for tax purposes as withdrawals. As described elsewhere, in the case of a withdrawal, an assignment or pledge of any portion of a Contract, or a transfer of the Contract without adequate consideration, the Owner will be required to include in income an amount determined by reference to the excess of his or her Contract Value ("cash surrender value" in the case of a transfer without adequate consideration) over the "investment in the contract" at the time of the transaction. If you purchase the SecurePay or Protective Income Manager rider, the IRS may determine that the income in connection with such transactions should be determined by reference to the excess of the greater of (1) the AWA or Optimal Withdrawal Amount, as applicable, or (2) the Contract Value ("cash surrender value" in the case of a transfer without adequate consideration) over the "investment in the contract."

Annuity Payments. If the oldest Owner's or Annuitant's 95th birthday occurs while the SecurePay or Protective Income Manager rider is in effect, and we provide monthly payments equal to the greater of (1) the AWA or Optimal Withdrawal Amount, as applicable, divided by 12, and (2) payments under a life annuity with a 10 year certain period, we will treat such monthly payments as annuity income payments. Also, if the Contract Value is reduced to zero due to the deduction of fees and charges or a SecurePay or Protective Income Manager Withdrawal, we will treat periodic payments made on or after the Annuity Date established under the SecurePay or Protective Income Manager settlement as annuity income payments. As described above, annuity income payments are includable in gross income to the extent they exceed the exclusion amount. Once the total amount of the investment in the contract is excluded from income, annuity income payments will be fully taxable. It is possible that the total amount of the investment in the contract will be excluded from income as a result of withdrawals taken prior to the Annuity Date established under the SecurePay or Protective Income Manager settlement, in which case all payments made on or after that date will be fully includable in income.

Taxation of Death Benefit Proceeds

Prior to the Annuity Date, we may distribute amounts from a Contract because of the death of an Owner or, in certain circumstances, the death of the Annuitant. Such death benefit proceeds are includable in income as follows:

(1)  if distributed in a lump sum, they are taxed in the same manner as a surrender, as described above; or

(2)  if distributed under an Annuity Option, they are taxed in the same manner as annuity income payments, as described above.

After the Annuity Date, if a guaranteed period exists under a life income Annuity Option and the Annuitant dies before the end of that period, payments we make to the Beneficiary for the remainder of that period are includable in income as follows:

(1)  if received in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the contract at that time; or

(2)  if distributed in accordance with the existing Annuity Option selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity income payments thereafter are fully includable in income.

Proceeds payable on death may be subject to federal income tax withholding requirements. (See "Federal Income Tax Withholding.")

Assignments, Pledges, and Gratuitous Transfers

Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the Contract Value is treated for federal income tax purposes as a surrender of such amount or portion. The investment in the contract is increased by the amount includable as income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner's spouse (or to a former spouse incident to divorce), the Owner will be required to include in income the difference between the "cash surrender value" and the investment in the contract at the time of transfer. In such case, the transferee's "investment in the contract" will increase to reflect the increase in the transferor's income. The exceptions for transfers to the Owner's spouse (or to a former spouse) are limited to individuals that are treated as spouses under federal law.

Penalty Tax on Premature Distributions

Where we have not issued the Contract in connection with a Qualified Plan, there generally is a 10% penalty tax on the amount of any payment from the Contract that is includable in income unless the payment is:

(a)  received on or after the Owner reaches age 59 1/2;

(b)  attributable to the Owner's becoming disabled (as defined in the tax law);

(c)  made on or after the death of the Owner or, if the Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law);

(d)  made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary (as defined in the tax law); or

(e)  made under a Contract purchased with a single Purchase Payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Certain other exceptions to the 10% penalty tax not described herein also may apply. (Similar rules, discussed below, apply in the case of certain Qualified Contracts.)

Aggregation of Contracts

In certain circumstances, the IRS may determine the amount of an annuity income payment or a surrender from a Contract that is includable in income by combining some or all of the annuity contracts a person owns that were not issued in connection with Qualified Plans. For example, if a person purchases a Contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity issued by Protective Life (or its affiliates), the IRS may treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment that was not received as an annuity (including surrenders or withdrawals prior to the Annuity Date) is includable in income. The effects of such aggregation are not always clear; however, it could affect the amount of a surrender or withdrawal or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

Exchanges of Annuity Contracts

We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may exceed your investment in the Contract. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a withdrawal, surrender, annuity income payment, or death benefit).

If you exchange part of an existing contract for the Contract, and within 180 days of the exchange you receive a payment other than certain annuity payments (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the Contract could be includible in your income and subject to a 10% penalty tax.

You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you may make a withdrawal from either contract within 180 days after the exchange.

Medicare Hospital Insurance Tax on Certain Distributions

Effective for tax years beginning after December 31, 2012, a new Medicare hospital insurance tax of 3.8% will apply to some types of investment income. While final regulations have not been issued, it appears that this tax will apply to all taxable distributions from nonqualified annuities. This new tax only applies to taxpayers with "modified adjusted gross income" above $250,000 in the case of married couples filing jointly, $125,000 in the case of married couples filing separately, and $200,000 for all others. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.

Loss of Interest Deduction Where Contract Is Held By or For the Benefit of Certain Nonnatural Persons

In the case of Contracts issued after June 8, 1997, to a nonnatural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, that entity's general interest deduction under the Code may be limited. More specifically, a portion of its otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that the Owner received or accrued during the taxable year. Entities that are considering purchasing the Contract, or entities that will be Beneficiaries under a Contract, should consult a tax adviser.

QUALIFIED RETIREMENT PLANS

In General

The Contracts are also designed for use in connection with certain types of retirement plans which receive favorable treatment under the Code. Those who are considering the purchase of a Contract for use in connection with a Qualified Plan should consider, in evaluating the suitability of the Contract, that the C Series and L Series, and the B Series, if you purchase the Protective Income Manager require a minimum initial Purchase Payment of at least $25,000. Numerous special tax rules apply to the participants in Qualified Plans and to Contracts used in connection with Qualified Plans. Therefore, we make no attempt in this prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. State income tax rules applicable to Qualified Plans and Qualified Contracts often differ from federal income tax rules, and this prospectus does not describe any of these differences. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for surrenders, automatic withdrawals, withdrawals, and annuity income payments under Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Both the amount of the contribution that you and/or your employer may make, and the tax deduction or exclusion that you and/or your employer may claim for such contribution, are limited under Qualified Plans.

In the case of Qualified Contracts, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. For example, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code. Furthermore, failure to comply with minimum distribution requirements applicable to Qualified Plans will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the Qualified Plan. In the case of Individual Retirement Accounts or Annuities (IRAs), distributions of minimum amounts (as specified in the tax law) must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. The death benefit under your Contract, the PayStream Plus annuitization benefit, the benefits under the SecurePay rider, the benefits under the Protective Income Manager rider, and certain other benefits that the IRS may characterize as "other benefits" for purposes of the regulations under Code Section 401(a)(9), may increase the amount of the minimum required distribution that must be taken from your Contract.

There may be a 10% penalty tax on the taxable amount of payments from certain Qualified Contracts. There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an IRA, exceptions provide that the penalty tax does not apply to a payment:

(a)  received on or after the date the Owner reaches age 59 1/2;

(b)  received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

(c)  made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and his designated beneficiary (as defined in the tax law).

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, exception "c" above for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for qualified first time home purchases or for higher education expenses. You must meet special conditions to be eligible for these two exceptions to the penalty tax. Those wishing to take a distribution from an IRA for these purposes should consult their tax adviser. Certain other exceptions to the 10% penalty tax not described herein also may apply.

When issued in connection with a Qualified Plan, we will amend a Contract as generally necessary to conform to the requirements of the plan. However, Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, the Company shall not be bound by terms and conditions of Qualified Plans to the extent such terms and conditions contradict the Contract, unless the Company consents.

Following are brief descriptions of various types of Qualified Plans in connection with which the Company may issue a Contract.

Individual Retirement Accounts and Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an IRA. If you use this Contract in connection with an IRA, the Owner and Annuitant generally must be the same individual and generally may not be changed. IRAs are subject to limits on the amounts that may be contributed and deducted, on the persons who may be eligible and on the time when distributions must commence. Also, subject to the direct rollover and mandatory withholding requirements (discussed below), you may "roll over" distributions from certain Qualified Plans on a tax-deferred basis into an IRA.

However, you may not use the Contract in connection with a "Coverdell Education Savings Account" (formerly known as an "Education IRA") under Section 530 of the Code, a "Simplified Employee Pension" under Section 408(k) of the Code, or a "Simple IRA" under Section 408(p) of the Code.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, "qualified distributions" from a Roth IRA will be excludable from income.

A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be either (1) made after the Owner attains the age of 59 1/2; (2) made after the Owner's death; (3) attributable to the Owner being disabled; or (4) a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code. In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. A Roth IRA may accept a "qualified rollover contribution" from a (1) non-Roth IRA, (2) a "designated Roth account" maintained under a Qualified Plan, and (3) certain Qualified Plans of eligible individuals. Special rules apply to rollovers to Roth IRAs from Qualified Plans and from designated Roth accounts under Qualified Plans. You should seek competent advice before making such a rollover.

Pension and Profit-Sharing Plans

Section 401(a) of the Code permits employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contract in order to provide benefits under the plans. These types of plans may be subject to rules under Sections 401(a)(11) and 417 of the Code that provide rights to a spouse or former spouse of a participant. In such a case, the participant may need the consent of the spouse or former spouse to change annuity options, to elect a partial automatic withdrawal option, or to make a partial or full surrender of the Contract.

Pension and profit sharing plans are subject to nondiscrimination rules. The nondiscrimination rules generally require that benefits, rights or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether the Contract is suitable for purchase in connection with such a plan, you should consider the effect of the minimum initial Purchase Payment of at least $25,000 in certain circumstances on the plan's compliance with applicable nondiscrimination requirements. You should also consider the extent to which other aspects of the Contract, e.g., that the Annual Contract Maintenance Fee is waived for Contract Values that are greater than $100,000, may affect the plan's compliance with the nondiscrimination requirements. Violation of these rules can cause loss of the plan's tax favored status under the Code. Employers intending to use the Contract in connection with such plans should seek competent advice.

Section 403(b) Annuity Contracts

Protective Life does not issue Contracts under Section 403(b) of the Code (i.e., tax sheltered annuities or "TSAs").

Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations.

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization under a Section 457 plan will not be treated as an annuity contract for federal income tax purposes. The Contract will be issued in connection with a Section 457 deferred compensation plan sponsored by a state or local government only if the plan has established a trust to hold plan assets, including the Contract.

Protected Lifetime Income Benefits

The Company offers for an additional charge three optional Protected Lifetime Income Benefit riders – the SecurePay rider, the SecurePay 6 rider, and the Protective Income Manager rider (collectively, the "PLIB riders"). As noted above, Qualified Plans are subject to numerous special requirements and there is no authoritative guidance from the IRS on the effects on a Qualified Plan of the purchase of a benefit such as the PLIB riders. Plan fiduciaries should consult a tax advisor before purchasing a Qualified Contract with a PLIB rider because the purchase of a PLIB rider could affect the qualification of the Contract and/or the Qualified Plan associated with the Contract. For example, it is unclear whether a PLIB rider is part of the "balance of the employee's account" within the meaning of Section 411(a)(7), and, if so, whether a discontinuance or adjustment in PLIB coverage (such as upon the participant taking an "excess" withdrawal, or reallocating to another investment option within the plan) can result in an impermissible forfeiture under Section 411(a). In addition, certain Qualified Plans are subject to nondiscrimination rules. The non-discrimination rules generally require that benefits, rights or features of the plan not discriminate in favor of highly compensated individuals. In evaluating whether the Contract with a Protective Income Manager rider is suitable for purchase in connection with such a plan, plan fiduciaries should consider among other things the effect of the minimum initial purchase payment of $25,000 on the plan's compliance with the nondiscrimination requirements. In addition certain types of Qualified Plans, such as a profit sharing plan under section 401(a) of the Code, must comply with certain qualified joint and survivor annuity rules ("QJSA rules") if a participant elects to receive a life annuity. The manner in which the QJSA rules apply to the PLIB riders is unclear. For example, it is unclear what actions under a PLIB rider could be viewed as the election of a life annuity triggering certain spousal consent requirements. Noncompliance with the QJSA rules could affect the qualification of the Qualified Plan associated with your Contract. There may be other aspects of the PLIB riders that could affect a Qualified Plan's tax status which are not discussed here.

Direct Rollovers

If your Contract is used in connection with a pension or profit-sharing plan qualified under Section 401(a) of the Code, or is used with an eligible deferred compensation plan that has a government sponsor and that is qualified under Section 457(b) of the Code, any "eligible rollover distribution" from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under Section 401(a) of the Code, or an eligible Section 457(b) deferred compensation plan that has a government sponsor, excluding certain amounts (such as minimum distributions required under Section 401(a)(9) of the Code, distributions which are part of a "series of substantially equal periodic payments" made for life or a specified period of 10 years or more, or hardship distributions as defined in the tax law).

Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain eligible retirement plans (such as an IRA). Prior to receiving an eligible rollover distribution, you will receive a notice (from the plan administrator or the Company) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct transfer.

FEDERAL INCOME TAX WITHHOLDING

In General

Protective Life will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the distributee notifies Protective Life at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Protective Life may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments (including surrenders prior to the Annuity Date) and conversions of, or rollovers from, non-Roth IRAs and Qualified Plans to Roth IRAs. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding federal withholding tax consequences to annuity contract purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a tax advisor regarding federal tax withholding with respect to the distributions from a Contract.

FATCA Withholding

If the payee of a distribution from the Contract is a foreign financial institution ("FFI") or a non-financial foreign entity ("NFFE") within the meaning of the Code as amended by the Foreign Account Tax Compliance Act ("FATCA"), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the Contract or the distribution. The rules relating to FATCA are complex, and a tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Contract.

GENERAL MATTERS

Error in Age or Gender

When a benefit of the Contract is contingent upon any person's age or gender, we may require proof of such. We may suspend payments until we receive proof. When we receive satisfactory proof, we will make the payments which were due during the period of suspension. Where the use of unisex mortality rates is required, we will not determine or adjust benefits based upon gender.

If after we receive proof of age and gender (where applicable), we determine that the information you furnished was not correct, we will adjust any benefit under this Contract to that which would be payable based upon the correct information. If we have underpaid a benefit because of the error, we will make up the underpayment in a lump sum. If the error resulted in an overpayment, we will deduct the amount of the overpayment from any current or future payment due under the Contract. We will deduct up to the full amount of any current or future payment until the overpayment has been fully repaid. Underpayments and overpayments will bear interest at an annual effective interest rate of 3% when permitted by the state of issue.

Incontestability

We will not contest the Contract.

Non-Participation

The Contract is not eligible for dividends and will not participate in Protective Life's surplus or profits.

Assignment or Transfer of a Contract

You have the right to assign or transfer a Contract if it is permitted by law. Generally, you do not have the right to assign or transfer a Qualified Contract. We do not assume responsibility for any assignment or transfer. Any claim made under an assignment or transfer is subject to proof of the nature and extent of the assignee's or transferee's interest before we make a payment. Assignments and transfers have federal income tax consequences. An assignment or transfer may result in the Owner recognizing taxable income. (See "Taxation of Annuities in General, Assignments, Pledges and Gratuitous Transfers" in the prospectus.)

Notice

All instructions and requests to change or assign the Contract must be in writing in a form acceptable to us, signed by the Owner(s), and received at our Administrative Office. The instruction, change or assignment will relate back to and take effect on the date it was signed, except we will not be responsible for following any instruction or making any change or assignment before we receive it.

Modification

No one is authorized to modify or waive any term or provision of this Contract unless we agree to the modification or waiver in writing and it is signed by our President, Vice-President or Secretary. We reserve the right to change or modify the provisions of this Contract to conform to any applicable laws, rules or regulations issued by a government agency, or to assure continued qualification of the Contract as an annuity contract under the Code. We will send you a copy of the endorsement that modifies the Contract, and where required we will obtain all necessary approvals, including that of the Owner(s).

Reports

At least annually prior to the Annuity Date, we will send to you at the address contained in our records a report showing the current Contract Value and any other information required by law.

Settlement

Benefits due under this Contract are payable from our Administrative Office. You may apply the settlement proceeds to any payout option we offer for such payments at the time you make the election. Unless directed otherwise in writing, we will make payments according to the Owner's instructions as contained in our records at the time we make the payment. We shall be discharged from all liability for payment to the extent of any payments we make.

Receipt of Payment

If any Owner, Annuitant, Beneficiary or Payee is incapable of giving a valid receipt for any payment, we may make such payment to whomever has legally assumed his or her care and principal support. Any such payment shall fully discharge us to the extent of that payment.

Protection of Proceeds

To the extent permitted by law and except as provided by an assignment, no benefits payable under this Contract will be subject to the claims of creditors.

Minimum Values

The values available under the Contract are at least equal to the minimum values required in New York.

Application of Law

The provisions of the Contract are to be interpreted in accordance with the laws of the state of New York, with the Code and with applicable regulations.

No Default

The Contract will not be in default if subsequent Purchase Payments are not made.

DISTRIBUTION OF THE CONTRACTS

Distribution

We have entered into an agreement with Investment Distributors, Inc. ("IDI") under which IDI has agreed to distribute the Contracts on a "best efforts" basis. Under the agreement, IDI serves as principal underwriter (as defined under Federal securities laws and regulations) for the Contracts. IDI is a Tennessee corporation and was established in 1993. IDI, a wholly-owned subsidiary of PLC, is an affiliate of and shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

IDI does not sell Contracts directly to purchasers. IDI, together with Protective Life, enters into distribution agreements with other broker-dealers, including ProEquities, Inc., an affiliate of Protective Life and IDI, (collectively, "Selling Broker-Dealers") for the sale of the Contracts. Registered representatives of the Selling Broker-Dealers sell the Contracts directly to purchasers. Registered representatives of the Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of Protective Life in order to sell the Contracts.

We pay commissions and additional asset-based compensation to Selling Broker-Dealers through IDI. IDI does not retain any commission payment or other amounts as principal underwriter for the Contracts. However, we may pay some or all of IDI's operating and other expenses.

We paid the following aggregate dollar amounts to IDI in commissions and additional asset-based compensation relating to sales of our variable annuity contracts. IDI did not retain any of these amounts.

Fiscal Year Ended	Amount Paid to IDI
December 31, 2010	$774,742
December 31, 2011	$1,872,183
December 31, 2012	$4,361,866

We offer the Contract on a continuous basis. While we anticipate continuing to offer the Contracts, we reserve the right to discontinue the offering at any time.

Selling Broker-Dealers

We pay commissions and may provide some form of non-cash compensation to all Selling Broker-Dealers in connection with the promotion and sale of the Contracts. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. We may use any of our corporate assets to pay commissions and other costs of distributing the Contracts, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contracts. Commissions and other incentives or payments described below are not charged directly to Contract owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contracts or from our general account.

Compensation Paid to All Selling Broker-Dealers. We pay commissions as a percentage of initial and subsequent Purchase Payments at the time we receive them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the distribution agreement, we do not expect them to exceed 8% of any Purchase Payment (if compensation is paid as a percentage of Purchase Payments) and/or 1.0% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). In the normal course of business, we may also provide non-cash compensation in connection with the promotion of the Contracts, including conferences and seminars (including travel, lodging and meals in connection therewith), and items of relatively small value, such as promotional gifts, meals, or tickets to sporting or entertainment events.

The registered representative who sells you the Contract typically receives a portion of the compensation we pay to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract, please ask your registered representative.

Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to ordinary commissions and non-cash compensation, we may pay additional asset-based compensation to selected Selling Broker-Dealers. These payments are made through IDI. These payments may be (1) additional amounts as a percentage of purchase payments and/or premiums we receive on our variable insurance products (including the Contracts), and (2) additional "trail" commissions, which are periodic payments as a percentage of the contract and policy values or variable account values of our variable insurance products (including Contract Values and Variable Account values of the Contracts). Some or all of these additional asset-based compensation payments may be conditioned upon the Selling Broker-Dealer producing a specified amount of new purchase payments and/or premiums (including Purchase Payments for the Contracts) and/or maintaining a specified amount of contract and policy value (including Contract Values of the Contracts) with us.

The Selling Broker-Dealers to whom we pay additional asset-based compensation may provide preferential treatment with respect to our products (including the Contracts) in their marketing programs. Preferential treatment of our products by a Selling Broker-Dealer may include any or all of the following: (1) enhanced marketing of our products over non-preferred products; (2) increased access to the Selling Broker-Dealer's registered representatives; and (3) payment of higher compensation to registered representatives for selling our products (including the Contracts) than for selling non-preferred products.

In 2012, we paid additional asset-based compensation to the Selling Broker-Dealers Edward Jones, UBS, Allstate, ProEquities, Essex, AIG Advisor Group, LPL Financial and Raymond James in connection with the sale of our variable insurance products. Some of these payments were substantial.

These additional asset-based compensation arrangements are not offered to all Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of our products (and/or our affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional asset-based compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of our variable insurance products (including the Contracts) over other variable insurance products (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract, please ask your registered representative.

We may also pay to selected Selling Broker-Dealers, including those listed above as well as others, additional compensation in the form of (1) payments for participation in meetings and conferences that include presentations about our products (including the Contracts), and (2) payments to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives.

Arrangements with Affiliated Selling Broker-Dealer. In addition to the ordinary commissions and non-cash compensation that we pay to all Selling Broker-Dealers, including ProEquities, Inc., we or our parent company, Protective Life Corporation, pay some of the operating and other expenses of ProEquities, Inc., such as paid-in-capital and certain overhead expenses. Additionally, employees of ProEquities, Inc. may be eligible to participate in various employee benefit plans offered by Protective Life Corporation.

Inquiries

You may make inquiries regarding a Contract by writing to Protective Life at its Administrative Office.

LEGAL PROCEEDINGS

Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on IDI's, Protective Life's or the Variable Account's financial position.

VOTING RIGHTS

In accordance with its view of applicable law, Protective Life will vote the Fund shares held in the Variable Account at special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Sub-Accounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or Protective Life determines that it is allowed to vote such shares in its own right, it may elect to do so.

The number of votes available to an Owner will be calculated separately for each Sub-Account of the Variable Account, and may include fractional votes. The number of votes attributable to a Sub-Account will be determined by applying an Owner's percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. An Owner holds a voting interest in each Sub-Account to which that Owner has allocated Accumulation Units or Annuity Units. Before the Annuity Date, the Owner's percentage interest, if any, will be percentage of the dollar value of Accumulation Units allocated for his or her Contract to the total dollar value of that Sub-Account. On or after the Annuity Date, the Owner's percentage interest, if any, will be percentage of the dollar value of the liability for future variable income payments to be paid from the Sub-Account to the total dollar value of that Sub-Account. The liability for future payments is calculated on the basis of the mortality assumptions, (if any), the Assumed Investment Return and the Annuity Unit Value of that Sub-Account. Generally, as variable income payments are made to the payee, the liability for future payments decreases as does the number of votes.

The number of votes which are available to the Owner will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of that Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

It is important that each Owner provide voting instructions to Protective Life because shares as to which no timely instructions are received and shares held by Protective Life in a Sub-Account as to which no Owner has a beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in that Sub-Account. As a result, a small number of Owners may control the outcome of a vote. Voting instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast on that item.

Protective Life will send or make available to each person having a voting interest in a Sub-Account proxy materials, reports, and other material relating to the appropriate Fund.

FINANCIAL STATEMENTS

The audited statement of assets and liabilities of the Variable Annuity Account A of Protective Life as of December 31, 2012 and the related statement of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 2012 and 2011 as well as the Report of Independent Registered Public Accounting Firm are contained in the Statement of Additional Information.

The statutory financial statements of Protective Life as of December 31, 2012 and 2011 and the related statutory statements of operations, changes in capital and surplus, and cash flows for each of the two years then ended as well as the Report of Independent Auditors are contained in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

Page
SAFEKEEPING OF ACCOUNT ASSETS	1
STATE REGULATION	1
RECORDS AND REPORTS	1
LEGAL MATTERS	1
EXPERTS	1
OTHER INFORMATION	2
FINANCIAL STATEMENTS	2

(This page has been left blank intentionally.)

APPENDIX A
DEATH BENEFIT CALCULATION EXAMPLES

The purpose of the following examples is to illustrate the Return of Purchase Payments and Maximum Anniversary Value Death Benefits when the basic SecurePay rider has been elected and when no SecurePay rider has been elected. Each example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The examples reflect the deduction of fees and charges. The examples are not representative of past or future performance and are not intended to project or predict future investment results. There is, of course, no assurance that the Variable Account will experience positive investment performance. Actual results may be higher or lower.

Example of Death Benefit Calculation — Return of Purchase Payments Death Benefit When Owning the Basic SecurePay Rider

Assumptions:

•  Owner is 60 years old on the Issue Date (1/1/2010)

•  Selected Return of Purchase Payments Death Benefit at the time of Contract purchase

•  Purchased the basic SecurePay Rider at the time of Contract purchase

•  Elected Single Life Coverage under the SecurePay Rider

•  Set the Benefit Election Date on 11/30/2014 and began taking SecurePay Withdrawals

•  Owner passed away on 7/1/2015

Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction		Purchase Payments		Net Withdrawals		Hypothetical Contract Value		Benefit Base	Adjusted Withdrawal Amount		Return of Purchase Payments Death Benefit
1/1/10	Contract Issue	N/A		100,000	(A)	N/A		100,000		100,000	—		100,000
1/1/11	Anniversary	120,000	(B)			—		120,000		120,000	—		120,000
1/1/12	Anniversary	130,000		—		—		130,000		130,000	—		130,000
4/1/12	Withdrawal	125,000		—		25,000	(C)	100,000	(D)	104,000	20,000	(E)	100,000	(F)
1/1/13	Anniversary	103,000		—		—		103,000		104,000			103,000
1/1/14	Anniversary	110,000		—		—		110,000		110,000			110,000
10/1/14	Purchase Payment	85,000		80,000	(G)	—		165,000		110,000			165,000
11/30/14	SecurePay WD	155,000		—		5,500	(H)	149,500		110,000	5,500	(I)	154,500	(J)
1/1/15	SecurePay WD	152,500				5,500	(K)	147,000		110,000	5,500		149,000
3/31/15	Excess Withdrawal	160,000		—		16,000	(L)	144,000		99,000	15,450	(M)	144,000	(N)
7/1/15	Owner Death	135,000	(O)	—		—		135,000		99,000			135,000	(P)

(A)  Contract is issued with a Purchase Payment of $100,000.

(B)  This column shows the Contract Values before any of the noted transactions occur. In this case the Contract Value is $120,000.

(C)  A withdrawal of $25,000 (including applicable surrender charges) is made. This withdrawal is made before the SecurePay rider's Benefit Election Date.

(D)  $100,000 = $125,000 – $25,000.

(E)  The "Adjusted Withdrawal Amount" is used to adjust the Return of Purchase Payments Death Benefit for withdrawals. The adjustment for each withdrawal before the Benefit Election Date is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces Contract Value. Assuming the death benefit at the time of withdrawal is $100,000, the adjusted withdrawal amount is $20,000 = $25,000 / $125,000 * 100,000.

(F)  The Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. $100,000 = the greater of $100,000 or $100,000 less $20,000 respectively.

(G)  A Purchase Payment of $80,000 is made on 10/1/2014.

(H)  The SecurePay Benefit Election Date is set on 11/30/2014, and the first SecurePay Withdrawal of $5,500 is taken.

(I)  For SecurePay withdrawals the death benefit is adjusted dollar for dollar, so the Adjusted Withdrawal Amount is $5,500.

(J)  The Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. $154,500 = the greater of $149,500 or $154,500 ($100,000 + $80,000 – $20,000 – $5,500) respectively.

(K)  A withdrawal of $5,500 is made on 1/1/2015. This amount is equal to the Annual Withdrawal Amount for this Contract Year. For this example assume the Maximum Withdrawal Percentage is 5%. $5,500 = $110,000 * 5%.

(L)  An Excess Withdrawal under the SecurePay rider of $16,000 is made on 3/31/2015.

(M)  The adjustment for each Excess Withdrawal under the SecurePay rider is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces Contract Value. Assuming the death benefit at the time of withdrawal is $154,500, the adjusted withdrawal amount is $15,450 = $16,000 / $160,000 * 154,500.

(N)  The Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. $144,000 = the greater of $144,000 or $133,550 ($100,000 + $80,000 – $20,000 – $5,500 – $5,500 – $15,450) respectively.

(O)  The Owner dies on 7/1/2005 and the Contract Value at that time has declined to $135,000.

(P)  The actual Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. $135,000 = greater of $135,000 or $133,550 ($100,000 + $80,000 – $20,000 – $5,500 – $5,500 – $15,450) respectively.

Example of Death Benefit Calculation — Maximum Anniversary Value Death Benefit When Owning the Basic SecurePay Rider

Assumptions:

•  Owner is 60 years old on the Issue Date (1/1/2010)

•  Purchased Maximum Anniversary Value Death Benefit at the time of Contract purchase

•  Purchased the basic SecurePay Rider at the time of Contract purchase

•  Elected Single Life Coverage under the SecurePay Rider

•  Set the Benefit Election Date on 11/30/2014 and began taking SecurePay Withdrawals

•  Owner passed away on 7/1/2015

Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction		Purchase Payments		Net Withdrawals		Hypothetical Contract Value		Benefit Base	Adjusted Withdrawal Amount		Anniversary Value		Maximum Anniversary Value Death Benefit
1/1/10	Contract Issue	N/A		100,000	(A)	N/A		100,000		100,000	—		100,000
1/1/11	Anniversary	120,000	(B)			—		120,000		120,000	—		153,550
1/1/12	Anniversary	130,000		—		—		130,000		130,000	—		163,550
4/1/12	Withdrawal	125,000		—		25,000	(C)	100,000	(D)	104,000	20,000	(E)
1/1/13	Anniversary	103,000		—		—		103,000		104,000	—		156,550
1/1/14	Anniversary	110,000		—		—		110,000		110,000	—		163,550	(F)
10/1/14	Purchase Payment	85,000		80,000	(G)	—		165,000		110,000	—
11/30/14	SecurePay WD	155,000		—		5,500	(H)	149,500		110,000	5,500	(I)	128,550	(J)
1/1/15	SecurePay WD	152,500				5,500	(K)	147,000		110,000	5,500		131,550
3/31/15	Excess Withdrawal	160,000		—		16,000	(L)	144,000		99,000	15,450	(M)
7/1/15	Owner Death	135,000	(N)	—		—		135,000		99,000					163,550	(O)

(A)  Contract is issued with a Purchase Payment of $100,000.

(B)  This column shows the Contract Values before any of the noted transactions occur. In this case the Contract Value is $120,000.

(C)  A withdrawal of $25,000 (including applicable surrender charges) is made. This withdrawal is made before the SecurePay rider's Benefit Election Date.

(D)  $100,000 = $125,000 – $25,000.

(E)  The "Adjusted Withdrawal Amount" is used to adjust the Maximum Anniversary Value Death Benefit for withdrawals. The adjustment for each withdrawal before the Benefit Election Date is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces Contract Value. Assuming the death benefit at the time of withdrawal is $100,000, the adjusted withdrawal amount is $20,000 = $25,000 / $125,000 * 100,000.

(F)  Each anniversary value equals the Contract Value on the Contract Anniversary plus all Purchase Payments since that Contract Anniversary minus an adjustment for each withdrawal since that Contract Anniversary. $163,550 = $110,000 + $80,000 – $5,500 – $5,500 – $15,450. Also, this value is the greatest anniversary value for the Maximum Anniversary Value calculation.

(G)  A Purchase Payment of $80,000 is made on 10/1/2014.

(H)  The SecurePay Benefit Election Date is set on 11/30/2014, and the first SecurePay Withdrawal of $5,500 is taken.

(I)  For SecurePay withdrawals the death benefit is adjusted dollar for dollar, so the Adjusted Withdrawal Amount is $5,500.

(J)  Each anniversary value equals the Contract Value on the Contract Anniversary plus all Purchase Payments since that Contract Anniversary minus an adjustment for each withdrawal since that Contract Anniversary. $128,550 = $155,000 – $5,500 – $5,500 – $15,450.

(K)  A withdrawal of $5,500 is made on 1/1/2015. This amount is equal to the Annual Withdrawal Amount for this Contract Year. For this example assume the Maximum Withdrawal Percentage is 5%. $5,500 = $110,000 * 5%.

(L)  An Excess Withdrawal under the SecurePay rider of $16,000 is made on 3/31/2015.

(M)  The adjustment for each Excess Withdrawal under the SecurePay rider is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces Contract Value. Assuming the death benefit at the time of withdrawal is $154,500, the adjusted withdrawal amount is $15,450 = $16,000 / $160,000 * 154,500.

(N)  The Owner dies on 7/1/2005 and the Contract Value at that time has declined to $135,000.

(O)  The Maximum Anniversary Value Death Benefit is equal to the greatest of (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each withdrawal, or (3) the greatest anniversary value attained. $163,550 = the greatest of $135,000 or $133,500 ($100,000 + $80,000 – $20,000 – $5,500 – $5,500 – $15,450) or $163,550, respectively.

Example of Death Benefit Calculation — Return of Purchase Payments Death Benefit

Assumptions:

•  Owner is 60 years old on the Issue Date (1/1/2010)

•  Selected Return of Purchase Payments Death Benefit at the time of Contract purchase

•  Owner passed away on 7/1/2015

Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction		Purchase Payments		Net Withdrawals		Hypothetical Contract Value		Adjusted Withdrawal Amount		Return of Purchase Payments Death Benefit
1/1/10	Contract Issue	N/A		100,000	(A)	N/A		100,000		—		100,000
1/1/11	Anniversary	120,000	(B)			—		120,000		—		120,000
1/1/12	Anniversary	130,000		—		—		130,000		—		130,000
4/1/12	Withdrawal	125,000		—		25,000	(C)	100,000	(D)	20,000	(E)	100,000	(F)
1/1/13	Anniversary	103,000		—		—		103,000		—		103,000
1/1/14	Anniversary	110,000		—		—		110,000		—		110,000
10/1/14	Purchase Payment	85,000		80,000	(G)	—		165,000		—		165,000
11/30/14	Withdrawal	155,000		—		5,500	(H)	149,500		5,678	(I)	154,322	(J)
3/31/15	Withdrawal	160,000		—		16,000	(K)	144,000		15,432		144,000
7/1/15	Owner Death	135,000	(L)	—		—		135,000				138,890	(M)

(A)  Contract is issued with a Purchase Payment of $100,000.

(B)  This column shows the Contract Values before any of the noted transactions occur. In this case the Contract Value is $120,000.

(C)  A withdrawal of $25,000 (including applicable surrender charges) is made.

(D)  $100,000 = $125,000 – $25,000.

(E)  The "Adjusted Withdrawal Amount" is used to adjust the Return of Purchase Payments Death Benefit for withdrawals. The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges), reduces Contract Value. Assuming the death benefit at the time of withdrawal is $100,000, the adjusted withdrawal amount is $20,000 = $25,000 / $125,000 * 100,000.

(F)  The Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. $100,000 = the greater of $100,000 or $100,000 less $20,000 respectively.

(G)  A Purchase Payment of $80,000 is made on 10/1/2014.

(H)  A withdrawal of $5,500 (including applicable surrender charges) is made.

(I)  The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces Contract Value. Assuming the death benefit at the time of withdrawal is $160,000, the adjusted withdrawal amount is $5,678 = $5,500 / $155,000 * 160,000.

(J)  The Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. $154,322 = the greater of $149,500 or $154,322 ($100,000 + $80,000 – $20,000 – $5,678), respectively.

(K)  A withdrawal of $16,000 (including applicable surrender charges) is made on 3/31/2015.

(L)  The Owner dies on 7/1/2005 and the Contract Value at that time has declined to $135,000.

(M)  The actual Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. $138,890 = greater of $135,000 or $138,890 ($100,000 + $80,000 – $20,000 – $5,678 – $15,432) respectively.

Example of Death Benefit Calculation — Maximum Anniversary Value Death Benefit

Assumptions:

•  Owner is 60 years old on the Issue Date (1/1/2010)

•  Purchased Maximum Anniversary Value Death Benefit at the time of Contract purchase

•  Owner passed away on 7/1/2015

Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction		Purchase Payments		Net Withdrawals		Hypothetical Contract Value		Adjusted Withdrawal Amount		Anniversary Value		Maximum Anniversary Value Death Benefit
1/1/10	Contract Issue	N/A		100,000	(A)	N/A		100,000		—		100,000
1/1/11	Anniversary	120,000	(B)			—		120,000		—		158,890
1/1/12	Anniversary	130,000		—		—		130,000		—		168,890
4/1/12	Withdrawal	125,000		—		25,000	(C)	100,000	(D)	20,000	(E)
1/1/13	Anniversary	103,000		—		—		103,000		—		161,890
1/1/14	Anniversary	110,000		—		—		110,000		—		168,890	(F)
10/1/14	Purchase Payment	85,000		80,000	(G)	—		165,000		—
11/30/14	Withdrawal	155,000		—		5,500	(H)	149,500		5,678	(I)	133,890	(J)
3/31/15	Withdrawal	160,000		—		16,000	(K)	144,000		15,432
7/1/15	Owner Death	135,000	(L)	—		—		135,000						168,890	(M)

(A)  Contract is issued with a Purchase Payment of $100,000.

(B)  This column shows the Contract Values before any of the noted transactions occur. In this case the Contract Value is $120,000.

(C)  A withdrawal of $25,000 (including applicable surrender charges) is made.

(D)  $100,000 = $125,000 – $25,000.

(E)  The "Adjusted Withdrawal Amount" is used to adjust the Maximum Anniversary Value Death Benefit for withdrawals. The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges), reduces Contract Value. Assuming the death benefit at the time of withdrawal is $100,000, the adjusted withdrawal amount is $20,000 = $25,000 / $125,000 * 100,000.

(F)  Each anniversary value equals the Contract Value on the Contract Anniversary plus all Purchase Payments since that Contract Anniversary minus an adjustment for each withdrawal since that Contract Anniversary. $168,890 = $110,000 + $80,000 – $5,678 – $15,432. Also, this value is the greatest anniversary value for the Maximum Anniversary Value calculation.

(G)  A Purchase Payment of $80,000 is made on 10/1/2014.

(H)  A withdrawal of $5,500 (including applicable surrender charges) is made.

(I)  The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces Contract Value. Assuming the death benefit at the time of withdrawal is $160,000, the adjusted withdrawal amount is $5,678 = $5,500 / $155,000 * 160,000.

(J)  Each anniversary value equals the Contract Value on the Contract Anniversary plus all Purchase Payments since that Contract Anniversary minus an adjustment for each withdrawal since that Contract Anniversary. $133,890 = $155,000 – $5,678 – $15,432.

(K)  A withdrawal of $16,000 (including applicable surrender charges) is made on 3/31/2015.

(L)  The Owner dies on 7/1/2005 and the Contract Value at that time has declined to $135,000.

(M)  The Maximum Anniversary Value Death Benefit is equal to the greatest of (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each withdrawal, or (3) the greatest anniversary value attained. $168,890 = the greatest of $135,000 or $138,890 ($100,000 + $80,000 – $20,000 – $5,678 – $15,432) or $168,890, respectively.

APPENDIX B
EXAMPLE OF SURRENDER CHARGE CALCULATION (L Series and B Series only)

The purpose of the following example is to illustrate the surrender charges under L Series and B Series Contracts. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict future investment results. There is, of course, no assurance that the Variable Account will experience positive investment performance. Actual results may be higher or lower.

Within certain time limits, we deduct a surrender charge from your Contract Value when you make a surrender or withdrawal before the Annuity Date or when you fully or partially surrender your Contract for a commuted value while variable income payments under Annuity Option A (payments for a certain period) are being made. We do not apply the surrender charge to the payment of a death benefit or when we apply your Annuity Value to an Annuity Option.

Each Contract Year you may withdraw a specified amount, called the "free withdrawal amount", from your Contract without incurring a surrender charge. During the first Contract Year the free withdrawal amount is equal to 10% of your initial Purchase Payment. In any subsequent Contract Year the free withdrawal amount is equal to the greatest of: (1) the earnings in your Contract as of the prior Contract Anniversary; (2) 10% of your cumulative Purchase Payments as of the prior Contract Anniversary; or (3) 10% of the Contract Value as of the prior Contract Anniversary. For the purpose of determining the free withdrawal amount, earnings equal the Contract Value minus the Purchase Payments not previously assessed with a surrender charge, both measured as of the Contract Anniversary for which values are being determined. Withdrawals in excess of the free withdrawal amount in any Contract Year may be subject to surrender charges. If you elect a SecurePay rider, we count SecurePay Withdrawals and Excess Withdrawals when determining the free withdrawal amount. If you elect the Protective Income Manager, we count Protective Income Manager Withdrawals and Excess Withdrawals when determining the free withdrawal amount. (See "Protected Lifetime Income Benefits.")

Surrender charges are applied to Contract Value surrendered under L Series and B Series Contracts according to the table below:

Number of Full Years Elapsed Between the Date Purchase Payment was Accepted and the Date of Surrender		L Series	B Series
0		7.0%	7.0%
1		7.0%	6.0%
2		6.0%	6.0%
3		6.0%	5.0%
4		0%	4.0%
5		0%	3.0%
6		0%	2.0%
7	+	0%	0%

L Series:

Assume an initial Purchase Payment of $100,000 is made on the Issue Date (1/1/2001), followed by subsequent Purchase Payments of $50,000 (paid 5/1/2002) and $35,000 (paid 8/1/2003). On the second Contract Anniversary (1/1/2003), assume the Contract Value is $145,000. A partial withdrawal request for $25,000 is received on 10/31/2003.

On the third Contract Anniversary, assume the Contract Value equals $170,000. Assume that a full surrender is received on 12/17/2004 when the Contract Value equals $228,500.

First note that surrender charges can never exceed 9% of aggregate Purchase Payments, which in this case is $16,650.

The following table outlines the steps we take to determine the surrender charge for the $25,000 withdrawal and for the $228,500 full surrender:

Step	$25,000 Withdrawal	$228,500 Full Surrender
(i) Determination of free withdrawal amount – greatest of
(1) Earnings in your Contract as of the prior Contract Anniversary
(2) 10% of your cumulative Purchase Payments as of the prior Contract Anniversary
(3) 10% of the Contract Value as of the prior Contract Anniversary.	Greatest of:
(1) Earnings = Contract Value – total Net Purchase Payments*
Earnings = $145,000 – $150,000 = –$5,000
(2) 10% * $150,000 = $15,000
(3) 10% * $145,000 = $14,500
Greatest value is (2), or $15,000	Greatest of:
(1) Earnings = Contract Value – total Net Purchase Payments*
 = $170,000 – ($185,000 – $10,000) =
–$5,000
(2) 10% * $185,000 = $18,500
(3) 10% * $170,000 = $17,000
Greatest value is (2), or $18,500
(ii) Amount subject to surrender charge Requested amount less amount from step (i)	$25,000 – $15,000 = $10,000	$228,500 – $18,500 = $210,000
(iii) Applicable surrender charge percentage based on the number of full years that have passed NOTE: Withdrawals come from earliest Purchase Payment first (FIFO)	• $10,000 withdrawal taken from initial $100,000 Purchase Payment • Only 2 full years have passed since that Purchase Payment Surrender charge = 6%	• Since $10,000 has already been withdrawn from the initial Purchase Payment, $90,000 is allocated to the initial Purchase Payment
• Only 3 full years have passed since the Purchase Payment
Surrender charge = 6%
• Since the second Purchase Payment was $50,000, the entire $50,000 is allocated to the second Purchase Payment
• Only 2 full years have passed since the second Purchase Payment

Step	$25,000 Withdrawal	$228,500 Full Surrender
Surrender charge = 6%
• Since the third Purchase Payment was $35,000, the entire $35,000 is allocated to the third Purchase Payment
• Only 1 full year has passed since that Purchase Payment
Surrender charge percentage = 7%
• Allocating the surrender amount to the three Purchase Payments covers only $175,000 of the eligible $210,000. So the remaining $35,000 must be allocated on a pro-rata basis to the remaining Purchase Payments:
• $35,000 * ($90,000 / $175,000) = $18,000 – The first Purchase Payment has $108,000 ($90,000 + $18,000) allocated to it
• $35,000 * ($50,000 / $175,000) = $10,000 – The second Purchase Payment has $60,000 ($50,000 + $10,000) allocated to it
• $35,000 * ($35,000 / $175,000) = $7,000 – The third Purchase Payment has $42,000 ($35,000 + $7,000) allocated to it
(iv) Surrender charge Step (ii) multiplied by step (iii)	$10,000 * 6% = $600	$108,000 * 6% = $6,480 $60,000 * 6% = $3,600 $42,000 * 7% = $2,940 $6,480 + $3,600 + $2,940 = $13,020

*  For the purposes of this illustration, "Net Purchase Payment" means total Purchase Payments less total withdrawals.

B Series:

Assume an initial Purchase Payment of $50,000 is made on the Issue Date (1/1/2001), followed by subsequent Purchase Payments of $50,000 (paid 5/1/2002) and $50,000 (paid 8/1/2003). On the second Contract Anniversary (1/1/2003), assume the Contract Value equals $130,000.

A partial withdrawal request for $43,000 is received on 10/31/2003.

On the third Contract Anniversary (1/1/2004), assume the Contract Value equals $121,000. Assume that a full surrender is received on 12/17/2004 when the Contract Value equals $165,000. First note that surrender charges can never exceed 9% of aggregate Purchase Payments, which in this case is $16,650.

The following table outlines the steps we take to determine the surrender charge for the $43,000 withdrawal and for the $165,000 full surrender:

Step	$43,000 Withdrawal	$165,000 Full Surrender
(i) Determination of free withdrawal amount – greatest of
(1) Earnings in your Contract as of the prior Contract Anniversary
(2) 10% of your cumulative Purchase Payments as of the prior Contract Anniversary
(3) 10% of the Contract Value as of the prior Contract Anniversary.	Greatest of: (1) Earnings = Contract Value – total Net Purchase Payments* Earnings = $130,000 – $125,000 = $5,000 (2) 10% * $125,000 = $12,500 (3) 10% * $130,000 = $13,000 Greatest value is (3), or $13,000	Greatest of:
(1) Earnings = Contract Value – total Net Purchase Payments*
Earnings = $121,000 – ($150,000 – $30,000) = $1,000
(2) 10% * $150,000 = $15,000
(3) 10% * $121,000 = $12,100
Greatest value is (2), or $15,000
(ii) Amount subject to surrender charge = Requested amount less amount from step (i)	$43,000 – $13,000 = $30,000	$165,000 – $15,000 = $150,000
(iii) Applicable surrender charge percentage based on the number of full years that have passed NOTE: Withdrawals come from earliest Purchase Payment first (FIFO)	• $30,000 withdrawal comes from $50,000 Purchase Payment • Only 2 full years have passed since Purchase Payment Surrender charge = 6%	• Since $30,000 has already been withdrawn from the initial Purchase Payment $20,000 is allocated to the initial Purchase Payment
• Only 3 full years have passed since the first Purchase Payment
Surrender charge = 5%
• Since the second Purchase Payment was $50,000, the entire $50,000 is allocated to the second Purchase Payment
• Only 2 full years have passed since the second Purchase Payment

Step	$43,000 Withdrawal	$165,000 Full Surrender
Surrender charge = 6%
• Since the third Purchase Payment was $50,000, the entire $50,000 is allocated to the third Purchase Payment
• Only 1 full year has passed since the third Purchase Payment
Surrender charge = 6%
• Allocating the surrender amount to the three Purchase Payments covers only $120,000 of the eligible $150,000. So the remaining $30,000 must be allocated on a pro-rata basis to the remaining Purchase Payments:
• $30,000 * ($20,000 / $120,000) = $5,000 (The first Purchase Payment has $25,000 ($20,000 + $5,000) allocated to it)
• $30,000 * ($50,000 / $120,000) = $12,500 (The second Purchase Payment has $62,500 ($50,000 + $12,500) allocated to it)
• $30,000 * ($50,000 / $120,000) = $12,500 (The third Purchase Payment has $62,500 ($50,000 + $12,500) allocated to it)
(iv) Surrender charge = amount(s) from step (ii) multiplied by amount(s) from step (iii)	$30,000 * 6% = $1,800	$25,000 * 5% = $1,250 $62,500 * 6% = $3,750 $62,500 * 6% = $3,750 $1,250 + $3,750 + $3,750 = $8,750

*  For the purposes of this illustration, "Net Purchase Payments" means the total Purchase Payments less total withdrawals.

APPENDIX C
EXPLANATION OF THE VARIABLE INCOME PAYMENT CALCULATION

The purpose of the following example is to illustrate variable income payments under the Contract. The example is based on hypothetical Annuity Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict future investment results. There is, of course, no assurance that the Variable Account will experience positive investment performance. Actual results may be higher or lower.

Assuming an Annuity Value of $100,000 on the Annuity Date and annual variable income payments selected under Option A with a 5 year certain period, the dollar amount of the payment determined, but not paid, on the Annuity Date is calculated using an interest assumption of 5%, as shown below.

There are 5 annual payments scheduled. Assuming an interest rate of 5%, the applied Annuity Value is then assumed to have a balance of $0 after the last payment is made at the end of the 5th year. The amount of the payment determined on the Annuity Date is the amount necessary to force this balance to $0.

Date	Interest Earned During Year at 5%	Annuity Value Before Payment	Payment Made	Annuity Value After Payment
Annuity Date		$100,000.00	$0.00	$100,000.00
End of 1st year	$5,000.00	$105,000.00	$23,097.48	$81,902.52
End of 2nd year	$4,095.13	$85,997.65	$23,097.48	$62,900.17
End of 3rd year	$3,145.01	$66,045.17	$23,097.48	$42,947.69
End of 4th year	$2,147.38	$45,095.08	$23,097.48	$21,997.60
End of 5th year	$1,099.88	$23,097.48	$23,097.48	$0.00

Assuming an interest rate of 5%, a payment of $23,097.48 is determined, but not paid, on the Annuity Date.

The actual variable income payment made at the end of the 1st year will equal $23,097.48 only if the net investment return during the 1st year equals 5%. If the net investment return exceeds 5%, then the 1st payment will exceed $23,097.48. If the net investment return is less than 5%, then the 1st payment will be less than $23,097.48.

Subsequent variable payments will vary based on the net investment return during the year in which the payment is scheduled to be made. A payment will equal the payment made at the end of the prior year only if the net investment return equals 5%. If the net investment return exceeds 5%, then the payment will exceed the prior payment. If the net investment return is less than 5%, then the payment will be less than the prior payment.

EXPLANATION OF THE COMMUTED VALUE CALCULATION

A Contract may be fully or partially surrendered for a commuted value while variable income payments under Annuity Option A are being made. (See "Annuity Options.") If the Contract is surrendered, the amount payable will be the commuted value of future payments at the assumed interest rate of 5%, which will be equal to the values shown in the column titled "Annuity Value after Payment," above. If the Contract is surrendered while variable income payments are being made under Annuity Option A and within 4 years of a Purchase Payment for the L Series or within 7 years for the B Series, the amount payable will be reduced by any applicable surrender charge. (See "Annuity Income Payments, Variable Income Payments.") Surrender charges are not assessed for the C Series.

C-1

APPENDIX D
CONDENSED FINANCIAL INFORMATION

Sub-Accounts

The date of inception of each of the Sub-Accounts available in the Contract as follows:

March 14, 1994 — Oppenheimer Money Fund
 October 2, 2000 — Invesco V.I. Mid Cap Growth II
(formerly Invesco Van
Kampen V.I. Mid Cap Growth II)
 May 1, 2002 — Lord Abbett Mid-Cap Stock, Value Class
Lord Abbett Bond-Debenture, Value Class
 June 2, 2003 — Lord Abbett Growth Opportunities, Value Class
Lord Abbett Calibrated Dividend Growth, Value Class (formerly Lord Abbett Capital Structure, Value Class)
MFS Growth SS
MFS Research SS
MFS Investors Trust SS
MFS Investors Growth Stock SS
MFS Total Return SS
MFS New Discovery SS
MFS Utilities SS
Oppenheimer Capital
Appreciation SS
Oppenheimer Main Street SS
Oppenheimer Global Strategic
Income SS
Oppenheimer Global SS
(formerly Oppenheimer Global Securities SS)
Invesco V.I. Comstock II
(formerly Invesco Van Kampen V.I. Comstock II)
Invesco V.I. Growth and Income II
(formerly Invesco Van Kampen V.I. Growth and Income II)
 December 19, 2003 — Invesco V.I. Government
Securities II
Invesco V.I. Equity and Income II
(formerly Invesco Van Kampen V.I. Equity and Income II)	May 1, 2006 — Fidelity VIP MidCap-SC2
Fidelity VIP Contrafund®-SC2
Fidelity VIP Investment Grade
Bond SC2
Fidelity VIP Index 500-SC2
Franklin Income Securities-C2
Franklin Rising Dividends
Securities-C2
Franklin Small-Mid Cap Growth
Securities-C2
Franklin Flex Cap Growth
Securities-C2
Mutual Shares Securities-C2
Templeton Foreign Securities-C2
Templeton Growth Securities-C2
 May 1, 2007 — Franklin U.S. Government-C2
Templeton Global Bond
Securities-C2
 May 1, 2008 — Goldman Sachs Strategic Growth
Service Class
Goldman Sachs Strategic
International Equity Service
Class
Lord Abbett Classic Stock, Value Class

November 2, 2009 — Franklin Small Cap Value
Securities, Class 2
Goldman Sachs Growth
Opportunities, Service Class
ClearBridge Variable Mid Cap Core, Class II (formerly Legg Mason ClearBridge Variable Mid Cap Core, Class II)
ClearBridge Variable Small Cap Growth, Class II (formerly Legg Mason ClearBridge Variable Small Cap Growth, Class II)
Lord Abbett Fundamental Equity, Value Class
MFS Research Bond SS
MFS Value SS
PIMCO VIT Long-Term US
Government, Advisor Class
PIMCO VIT Low Duration,
Advisor Class
PIMCO VIT Real Return,
Advisor Class
PIMCO VIT Short-Term,
Advisor Class
PIMCO VIT Total Return,
Advisor Class
Royce Capital Micro-Cap,
Service Class
Royce Capital Small-Cap,
Service Class
Invesco V.I. American Value, Series II (formerly Invesco Van Kampen V.I. American Value, Class II)
Invesco V.I. Balanced Risk
Allocation II
 May 1, 2010 — Goldman Sachs Mid Cap Value,
Service Class	May 1, 2012 — Invesco V.I. Global Real Estate,
Series II
Invesco V.I. International Growth,
Series II
Invesco V.I. Small Cap Equity,
Series II
Legg Mason Dynamic
Multi-Strategy VIT, Class II
MFS II Emerging Markets Equity,
Service Class Shares
MFS II International Value,
Service Class Shares
PIMCO All Asset, Advisor Class
Templeton Developing Markets
Securities, Class 2
 May 1, 2013 — Goldman Sachs VIT Global Markets Navigator, Service Class
PIMCO VIT Global Diversified Allocation, Advisor Class

Accumulation Units

The following tables show, for each available Sub-Account, Accumulation Unit values and outstanding Accumulation Units for the class of Accumulation Units available in the Contract as of December 31 of each year listed, by class. We offer other variable annuity contracts with classes of Accumulation Units in each available Sub-Account that have different mortality and expense risk charges and administration charges than the classes of Accumulation Units offered in the Contract. Only the classes of Accumulation Units available in the Contract are shown in the following tables. For charges associated with these classes of Accumulation Units, see "Fees and Expenses, Periodic Charges," on page 4 of this prospectus.

You should read the information in the following tables in conjunction with the Variable Account's financial statements and the related notes in the Statement of Additional Information. The following tables do not include Sub-Accounts that were not in operation as of December 31, 2011.

Accumulation Unit Values

ALL ACCUMULATION UNIT VALUES ARE ROUNDED TO THE NEAREST WHOLE CENT

Sub Account	Year Ended	B Series	C Series	L Series
Fidelity VIP Contrafund® — Service Class 2	2012 2011	$10.63 $9.28	$10.56 $9.26	$11.39 $9.98
Fidelity VIP Index 500 — Service Class 2	2012 2011	$11.04 $9.67	$10.96 $9.65	$11.22 $9.87
Fidelity VIP Investment Grade Bond — Service Class 2	2012 2011	$10.69 $10.25	$10.62 $10.23	$13.28 $12.79
Fidelity VIP Mid-Cap — Service Class 2	2012 2011	$10.04 $8.88	$9.97 $8.86	$11.73 $10.41
Franklin Templeton — Franklin Flex Cap Growth Securities — Class 2	2012 2011	$10.00 $9.27	$9.93 $9.25	$10.71 $9.96
Franklin Templeton — Franklin Income Securities — Class 2	2012 2011	$10.73 $9.65	$10.66 $9.64	$13.10 $11.83
Franklin Templeton — Franklin Rising Dividends Securities — Class 2	2012 2011	$11.20 $10.14	$11.13 $10.12	$11.80 $10.72
Franklin Templeton — Franklin Small Cap Value Securities — Class 2	2012 2011	$11.31 $9.68	$11.24 $9.66	$14.13 $12.14
Franklin Templeton — Franklin Small-Mid Cap Growth Securities — Class 2	2012 2011	$10.07 $9.20	$10.00 $9.19	$11.09 $10.18
Franklin Templeton — Mutual Shares Securities — Class 2	2012 2011	$10.75 $9.54	$10.68 $9.52	$10.32 $9.18
Franklin Templeton — Templeton Foreign Securities — Class 2	2012 2011	$9.90 $8.48	$9.84 $8.47	$10.99 $9.45
Franklin Templeton — Templeton Global Bond Securities — Class 2	2012 2011	$10.48 $9.23	$10.42 $9.21	$16.12 $14.24
Franklin Templeton — Templeton Growth Securities — Class 2	2012 2011	$10.41 $8.71	$10.34 $8.69	$9.67 $8.12
Franklin Templeton — U.S. Government Fund — Class 2	2012 2011	$10.28 $10.22	$10.21 $10.20	$12.04 $12.02
Goldman Sachs Growth Opportunities — Service Class	2012 2011	$11.09 $9.41	$11.02 $9.39	$14.16 $12.05
Goldman Sachs Large Cap Value (formerly Growth and Income) — Service Class	2012 2011	$10.80 $9.21	$10.73 $9.19	$12.60 $10.78
Goldman Sachs Mid Cap Value — Service Class	2012 2011	$10.57 $9.06	$10.50 $9.05	$11.78 $10.13

Sub Account	Year Ended	B Series	C Series	L Series
Goldman Sachs Strategic Growth (formerly Capital Growth) — Service Class	2012 2011	$11.12 $9.42	$11.05 $9.40	$15.17 $12.89
Goldman Sachs Strategic International Equity — Service Class	2012 2011	$9.82 $8.23	$9.76 $8.22	$12.65 $10.64
Invesco Van Kampen VI Comstock II	2012 2011	$11.02 $9.39	$10.95 $9.37	$16.90 $14.45
Invesco Van Kampen VI Equity and Income II	2012 2011	$10.63 $9.58	$10.56 $9.56	$15.95 $14.43
Invesco Van Kampen VI Growth and Income II	2012 2011	$10.72 $9.50	$10.65 $9.48	$14.71 $13.08
Invesco Van Kampen VI Mid Cap Value II	2012 2011	$11.06 $9.57	$10.99 $9.56	$14.28 $12.40
Invesco Van Kampen VI Mid-Cap Growth II	2012 2011	$9.65 $8.75	$9.58 $8.74	$6.08 $5.54
Invesco VI Balanced Risk Allocation II	2012 2011	$11.28 $10.33	$11.21 $10.31	$12.98 $11.93
Invesco VI Government Securities II	2012 2011	$10.53 $10.44	$10.47 $10.42	$10.71 $10.65
Invesco VI International Growth II	2012	$10.34	$10.30	$9.86
Legg Mason ClearBridge Mid Cap Core — Class II	2012 2011	$10.58 $9.11	$10.51 $9.10	$13.64 $11.80
Legg Mason ClearBridge Small Cap Growth — Class II	2012 2011	$11.19 $9.53	$11.12 $9.51	$15.08 $12.89
Lord Abbett Bond-Debenture	2012 2011	$10.91 $9.82	$10.84 $9.80	$19.08 $17.24
Lord Abbett Capital Structure (formerly America's Value)	2012 2011	$10.61 $9.56	$10.55 $9.54	$17.15 $15.50
Lord Abbett Classic Stock (formerly Large-Cap Core)	2012 2011	$10.45 $9.20	$10.38 $9.18	$10.26 $9.07
Lord Abbett Fundamental Equity (formerly All Value)	2012 2011	$10.04 $9.20	$9.98 $9.18	$12.52 $11.51
Lord Abbett Growth and Income	2012 2011	$10.25 $9.27	$10.19 $9.25	$11.83 $10.73
Lord Abbett Growth Opportunities	2012 2011	$9.74 $8.65	$9.67 $8.63	$17.22 $15.35
Lord Abbett International Opportunities (formerly International)	2012 2011	$9.74 $8.19	$9.67 $8.18	$9.41 $7.95

Sub Account	Year Ended	B Series	C Series	L Series
Lord Abbett Mid-Cap Value	2012 2011	$10.24 $9.05	$10.17 $9.04	$14.23 $12.63
MFS Growth — Service Shares	2012 2011	$10.92 $9.45	$10.85 $9.43	$17.87 $15.52
MFS Investors Growth Stock — Service Shares	2012 2011	$10.92 $9.48	$10.85 $9.46	$7.48 $6.52
MFS Investors Trust — Service Shares	2012 2011	$10.93 $9.32	$10.86 $9.30	$15.15 $12.97
MFS New Discovery — Service Shares	2012 2011	$10.03 $8.41	$9.97 $8.39	$26.23 $22.06
MFS Research — Service Shares	2012 2011	$10.97 $9.51	$10.90 $9.49	$15.88 $13.82
MFS Research Bond — Service Shares	2012 2011	$10.78 $10.20	$10.71 $10.18	$11.65 $11.06
MFS Total Return — Service Shares	2012 2011	$10.72 $9.79	$10.65 $9.78	$19.30 $17.69
MFS Utilities — Service Shares	2012 2011	$10.77 $9.64	$10.70 $9.62	$26.99 $24.24
MFS Value — Service Shares	2012 2011	$10.99 $9.61	$10.92 $9.59	$12.72 $11.16
OppenheimerFunds Capital Appreciation — Service Shares	2012 2011	$10.53 $9.37	$10.46 $9.36	$17.00 $15.19
OppenheimerFunds Global Securities — Service Shares	2012 2011	$10.44 $8.75	$10.38 $8.73	$26.29 $22.10
OppenheimerFunds Global Strategic Income (formerly Strategic Bond) — Service Shares	2012 2011	$10.60 $9.49	$10.53 $9.48	$20.18 $18.14
OppenheimerFunds Main Street — Service Shares	2012 2011	$11.22 $9.75	$11.15 $9.73	$14.59 $12.73
OppenheimerFunds Money Fund	2012 2011	$9.82 $9.94	$9.75 $9.93	$1.30 $1.32
PIMCO VIT Long-Term US Government Advisor Class	2012 2011	$12.48 $12.12	$12.40 $12.10	$13.29 $12.96
PIMCO VIT Low Duration Advisor Class	2012 2011	$10.29 $9.86	$10.22 $9.84	$10.76 $10.35
PIMCO VIT Real Return Advisor Class	2012 2011	$11.12 $10.37	$11.05 $10.35	$12.59 $11.79

Sub Account	Year Ended	B Series	C Series	L Series
PIMCO VIT Short-Term Advisor Class	2012 2011	$10.05 $9.92	$9.99 $9.90	$10.01 $9.91
PIMCO VIT Total Return Advisor Class	2012 2011	$10.75 $9.95	$10.68 $9.93	$11.63 $10.80
Royce Capital Micro-Cap — Service Class	2012 2011	$9.05 $8.54	$8.99 $8.52	$12.35 $11.69
Royce Capital Small-Cap — Service Class	2012 2011	$10.41 $9.40	$10.34 $9.38	$12.73 $11.54
UIF Global Real Estate II	2012 2011	$10.92 $8.51	$10.85 $8.50	$10.96 $8.57
Templeton Developing Markets Sec CL2	2012	$9.91	$9.88	$9.89
Invesco VI Global Real Estate II	2012	$11.26	$11.22	$11.23
Invesco VI Small Cap Equity II	2012	$10.02	$9.99	$10.00
Legg Mason Dynamic Multi-Strategy VIT Portfolio II	2012	$10.12	$10.09	$10.10
MFS VIT II Emerging Markets Equity SC	2012	$10.05	$10.02	$10.02
MFS VIT II International Value SC	2012	$10.53	$10.49	$10.50
PIMCO VIT All Asset Advisor	2012	$10.72	$10.68	$10.69

Accumulation Unit Outstanding

ALL ACCUMULATION UNITS ARE ROUNDED TO THE NEAREST UNIT

Sub Account	Year Ended	B Series	C Series	L Series
Fidelity VIP Contrafund® — Service Class 2	2012 2011	87,755 2,762	7,653 281	58,214 5,305
Fidelity VIP Index 500 — Service Class 2	2012 2011	60,232 2,567	70,458 54,338	55,564 —
Fidelity VIP Investment Grade Bond — Service Class 2	2012 2011	74,025 4,201	105,628 70,142	90,235 3,194
Fidelity VIP Mid-Cap — Service Class 2	2012 2011	102,940 7,604	9,233 544	40,586 2,131
Franklin Templeton — Franklin Flex Cap Growth Securities — Class 2	2012 2011	3,359 —	— —	859 —
Franklin Templeton — Franklin Income Securities — Class 2	2012 2011	129,929 1,982	8,892 2,575	97,947 3,895
Franklin Templeton — Franklin Rising Dividends Securities — Class 2	2012 2011	150,419 4,702	41,010 808	75,321 5,734
Franklin Templeton — Franklin Small Cap Value Securities — Class 2	2012 2011	20,259 —	15,733 9,398	4,045 326
Franklin Templeton — Franklin Small-Mid Cap Growth Securities — Class 2	2012 2011	12,334 490	3,634 —	11,142 —
Franklin Templeton — Mutual Shares Securities — Class 2	2012 2011	121,290 12,764	31,980 1,345	88,355 5,348
Franklin Templeton — Templeton Foreign Securities — Class 2	2012 2011	5,383 —	91,809 61,135	33,788 —
Franklin Templeton — Templeton Global Bond Securities — Class 2	2012 2011	238,782 8,982	17,627 1,736	95,908 3,391
Franklin Templeton — Templeton Growth Securities — Class 2	2012 2011	10,771 —	708 —	5,097 960
Franklin Templeton — U.S. Government Fund — Class 2	2012 2011	131,104 9,649	29,743 16,936	75,401 8,664
Goldman Sachs Growth Opportunities — Service Class	2012 2011	6,812 —	— —	941 —
Goldman Sachs Large Cap Value (formerly Growth and Income) — Service Class	2012 2011	31,171 7,749	6,610 1,093	17,283 3,065
Goldman Sachs Mid Cap Value — Service Class	2012 2011	42,169 4,561	8,396 546	26,041 1,610
Goldman Sachs Strategic Growth (formerly Capital Growth) — Service Class	2012 2011	76,877 7,639	6,187 1,254	33,499 1,342

Sub Account	Year Ended	B Series	C Series	L Series
Goldman Sachs Strategic International Equity — Service Class	2012 2011	44,136 1,222	13,724 —	5,065 —
Invesco Van Kampen VI Comstock II	2012 2011	47,424 —	946 —	1,562 —
Invesco Van Kampen VI Equity and Income II	2012 2011	33,513 3,983	8,237 1,550	16,361 1,143
Invesco Van Kampen VI Growth and Income II	2012 2011	130,398 14,623	20,669 1,633	78,199 3,885
Invesco Van Kampen VI Mid Cap Value II	2012 2011	2,856 1,100	2,418 —	— —
Invesco Van Kampen VI Mid-Cap Growth II	2012 2011	10,462 1,578	6,195 250	4,716 —
Invesco VI Balanced Risk Allocation II	2012 2011	430,844 966	10,715 —	56,829 —
Invesco VI Government Securities II	2012 2011	100,920 1,425	2,407 —	— —
Invesco VI International Growth II	2012	6,357	—	881
Legg Mason ClearBridge Mid Cap Core — Class II	2012 2011	28,625 1,911	2,114 282	16,083 565
Legg Mason ClearBridge Small Cap Growth — Class II	2012 2011	5,276 —	— —	1,734 —
Lord Abbett Bond-Debenture	2012 2011	124,492 10,802	19,415 1,573	50,845 2,679
Lord Abbett Capital Structure (formerly America's Value)	2012 2011	2,546 —	6,408 704	2,956 —
Lord Abbett Classic Stock (formerly Large-Cap Core)	2012 2011	5,825 —	3,118 —	5,213 —
Lord Abbett Fundamental Equity (formerly All Value)	2012 2011	71,100 8,979	9,305 819	45,208 2,498
Lord Abbett Growth and Income	2012 2011	8,975 2,303	1,951 423	3,362 377
Lord Abbett Growth Opportunities	2012 2011	8,449 —	— —	— —
Lord Abbett International Opportunities (formerly International)	2012 2011	3,499 604	— 799	1,111 —
Lord Abbett Mid-Cap Value	2012 2011	1,242 —	1,060 —	738 614
MFS Growth — Service Shares	2012 2011	29,923 2,741	5,231 799	2,370 —

Sub Account	Year Ended	B Series	C Series	L Series
MFS Investors Growth Stock — Service Shares	2012 2011	670 529	8,271 —	8,575 —
MFS Investors Trust — Service Shares	2012 2011	55,596 4,211	6,832 559	28,034 1,029
MFS New Discovery — Service Shares	2012 2011	55,379 4,033	12,872 1,201	9,923 720
MFS Research — Service Shares	2012 2011	740 —	— —	89 —
MFS Research Bond — Service Shares	2012 2011	52,582 8,624	12,764 —	23,624 1,134
MFS Total Return — Service Shares	2012 2011	17,956 2,079	331 —	27,850 1,444
MFS Utilities — Service Shares	2012 2011	20,420 1,344	205 715	10,050 1,480
MFS Value — Service Shares	2012 2011	66,848 5,130	10,679 805	30,789 371
OppenheimerFunds Capital Appreciation — Service Shares	2012 2011	5,442 —	— —	841 —
OppenheimerFunds Global Securities — Service Shares	2012 2011	58,741 6,387	27,054 559	16,541 902
OppenheimerFunds Global Strategic Income (formerly Strategic Bond) — Service Shares	2012 2011	145,564 9,465	41,767 2,084	40,947 3,472
OppenheimerFunds Main Street — Service Shares	2012 2011	7,636 —	1,385 —	1,176 —
OppenheimerFunds Money Fund	2012 2011	47,605 7,297	1,439 —	77,807 38,421
PIMCO VIT Long-Term US Government Advisor Class	2012 2011	22,520 1,481	13,295 9,530	27,272 —
PIMCO VIT Low Duration Advisor Class	2012 2011	83,285 3,854	15,257 106	18,212 1,679
PIMCO VIT Real Return Advisor Class	2012 2011	358,933 6,778	49,648 1,762	62,120 7,051
PIMCO VIT Short-Term Advisor Class	2012 2011	32,953 3,815	1,981 —	16,195 750
PIMCO VIT Total Return Advisor Class	2012 2011	397,971 18,188	106,802 24,193	184,721 18,355
Royce Capital Micro-Cap — Service Class	2012 2011	29,458 2,865	10,880 581	15,993 —

Sub Account	Year Ended	B Series	C Series	L Series
Royce Capital Small-Cap — Service Class	2012 2011	91,217 9,757	14,363 1,044	37,960 1,993
UIF Global Real Estate II	2012 2011	12,197 595	6,722 —	1,224 —
Templeton Developing Markets Sec CL2	2012	9,297	—	3,483
Invesco VI Global Real Estate II	2012	14,612	—	912
Invesco VI Small Cap Equity II	2012	1,928	—	—
Legg Mason Dynamic Multi-Strategy VIT Portfolio II	2012	449,587	5,216	103,611
MFS VIT II Emerging Markets Equity SC	2012	15,987	—	5,182
MFS VIT II International Value SC	2012	8,505	—	1,122
PIMCO VIT All Asset Advisor	2012	16,141	1,873	14,541

APPENDIX E

EXAMPLE OF SECUREPAY 6 RIDER

The purpose of the following example is to demonstrate the operation of the SecurePay 6 rider for Contract Owners who purchased the rider. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Variable Account will experience positive investment performance. The example does not reflect the deduction of fees and charges.

ASSUMPTIONS:

• Joe, 55 years old on the Issue Date

• Purchased SecurePay 6 rider at time of Contract Purchase

• Elected Single Life Coverage

• Began making SecurePay Withdrawals 12 years after the Rider Issue Date

• Because Joe was 67 on the Benefit Election Date, he received the 5% Maximum Withdrawal Percentage

Contract Year	End of Year Attained Age	Roll Up Percentage		Maximum Allowed Withdrawal Percentage	Purchase Payments		Net Withdrawals		Annual Withdrawal Amount		Annual Withdrawal Amount Balance		Excess Withdrawal		Hypothetical Contract Value	SecurePay Anniversary Value		SecurePay Roll-Up Value		End of Year Benefit Base
At issue	55				100,000		N/A				—				100,000	—		100,000	(A)	100,000	(A)
1	56	6%		N/A	50,000	(B)	—				—				153,975	153,975		156,000	(C)	156,000	(D)
2	57	6%		N/A	—		—				—				161,676	161,676		165,360	(E)	165,360	(F)
3	58	6%		N/A	25,000	(G)	—				—				209,964	184,964	(H)	175,282	(I)	184,964	(J)
4	59	6%		N/A	—		—				—				208,164	183,164		196,062		196,062	(K)
5	60	6%		N/A	—		—				—				246,037	221,037		207,826		221,037	(L)
6	61	6%		N/A	15,000		—				—				249,536	209,536		234,299		234,299	(M)
7	62	6%		N/A	—		—				—				289,157	249,157		248,357		249,157	(N)
8	63	6%		N/A	—		10,000	(O)			—				288,172	248,172		255,249	(P)	255,249	(Q)
9	64	6%		N/A	—		—				—				312,085	272,085		270,564		272,085
10	65	6%		N/A	—		—				—				324,517	284,517		288,410		288,410	(R)
11	66	0	%(S)	N/A	—		—				—				313,603	273,603		288,410		288,410
12	67	0%		5%	—		14,421		14,421	(T)	—				329,576	289,576		288,410		289,576
13	68	0%		5%	—		14,479		14,479	(T)	—				333,375	293,375		288,410		293,375
14	69	0%		5%	—		5,000		14,669	(U)	9,669	(U)			359,462	319,462		288,410		319,462	(U)
15	70	0%		5%	—		15,973		15,973	(V)	—				355,423	315,423		288,410		319,462
16	71	0%		5%	—		15,973		15,973	(V)	—				348,558	308,558		288,410		319,462
17	72	0%		5%	—		15,973		15,973	(V)	—				334,053	294,053		288,410		319,462
18	73	0%		5%	—		50,000		15,973	(W)	—		34,027	(X)	248,981	208,981		257,557		285,287	(X)

(A)  The initial Benefit Base is equal to the initial Purchase Payment of $100,000

(B)  The $50,000 Purchase Payment is added to the current Benefit Base of $100,000. The new Benefit Base is $150,000. Keep in mind Purchase Payments made more than two years after the date the SecurePay Rider is issued (the Rider Effective Date) will not be included in the calculation of the Benefit Base.

(C)  The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($150,000) plus 6% of the Benefit Base on the previous contract anniversary (6% of $100,000).

(D)  The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value, and the SecurePay Roll-Up Value (max of $150,000, $153,975, and $156,000, respectively).

(E)  The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($156,000) plus 6% of the Benefit Base on the previous contract anniversary (6% of $156,000).

(F)  The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value, and the SecurePay Roll-Up Value (max of $156,000, $161,676, and $163,360, respectively).

(G)  The $25,000 Purchase Payment is not added to the current Benefit Base because it is made more than 2 years after the Rider Effective Date.

(H)  In year 3, the SecurePay Anniversary Value is attained at the end of the year and equals $184,964 = $209,964 – $25,000 (Contract Value as of quarterly anniversary less all Purchase Payments made 2 or more years following the Rider Issue Date)

(I)  The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($163,360) plus 6% of the Benefit Base on the previous contract anniversary (6% of $163,360).

(J)  The SecurePay Roll-Up Value ($175,282) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($209,964 – $25,000).

(K)  The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $183,164 ($208,164 – $25,000).

(L)  The SecurePay Roll-Up Value ($207,826) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($246,037 – $25,000).

(M)  The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $209,536 ($249,536 – $40,000).

(N)  The SecurePay Roll-Up Value ($248,357) is compared to the SecurePay Anniversary Value ($249,157).

(O)  Because this withdrawal was made prior to the Benefit Election Date, it is not a SecurePay Withdrawal. The Benefit Base is reduced proportionally due to the $10,000 withdrawal. The Benefit Base is reduced by 3.4% ($10,000 [withdrawal amount] / $298,172 [contract value prior to withdrawal]).

  The new Benefit Base is $240,801 ($249,157 x (1 – 3.4%)).

(P)  The Roll-Up Guaranteed increase is also reduced in the same proportion of the Benefit Base (6% * $249,157 * (1 – 3.4%)) to $14,448.

  The Roll-Up Value is then calculated by adding the adjusted Roll-Up Guaranteed amount to the adjusted Benefit Base ($240,801 + $14,438 = $255,249).

(Q)  The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value ($288,172 – $40,000) and the SecurePay Roll-Up Value ($255,249).

(R)  The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $284,517 ($324,517 – $40,000).

(S)  The Roll-up Period is over after 10 years, since the Benefit Base increased at each of the first 10 Contract Anniversaries.

(T)  For the next two years, Joe takes the full Annual Withdrawal Amount ($14,421 = 5% * $288,410 in the first year, and $14,479 = 5% * $289,576 in the second year).

(U)  In year 14, Joe only takes $5,000 of the available $14,669. Please note that the $9,669 is not carried over to the next year. At the end of year 14, the Benefit Base steps up to the Anniversary Value of $319,462 ($359,462 – $40,000)

(V)  For years 15-17, Joe takes the full Annual Withdrawal Amount of $15,973 (5% * $319,462)

(W)  In year 18, Joe takes a $50,000 withdrawal. Since the Annual Withdrawal Amount is only $15,973, the remaining portion of his withdrawal ($34,027) is considered an Excess Withdrawal

(X)  At the time of the Excess Withdrawal, since the Contract Value less the non-excess part of the withdrawal ($334,053 – $15,973 = $318,080) is less than the Benefit Base, the Benefit Base is reduced in the same proportion as the excess part of the withdrawal reduces the Contract Value less the non-excess part of the withdrawal.

  After the Excess Withdrawal, the new Benefit Base equals $285,287 = $319,462 * [1 – {$50,000 – $15,973}/{$334,053 – $15,973}].

EXAMPLE OF SECUREPAY R72 RIDER

The purpose of the following example is to demonstrate the operation of the SecurePay R72 rider ("SecurePay R72") for Contract Owners who purchased the rider. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Variable Account will experience positive investment performance. The example does not reflect the deduction of fees and charges.

ASSUMPTIONS:

•  Joe, 55 years old on the Issue Date

•  Purchased SecurePay R72 at time of Contract Purchase

•  Elected Single Life Coverage

•  Began making SecurePay Withdrawals 13 years after the Rider Issue Date

•  Because Joe was 68 on the Benefit Election Date, he received the 5% Maximum Withdrawal Percentage

Contract Year	Purchase Payments		Net Withdrawals		Hypothetical Contract Value		SecurePay Roll-Up Value		Benefit Base		Annual Withdrawal Amount	Annual Withdrawal Amount Balance		Excess Withdrawal
At issue	100,000		N/A		100,000		100,000	(A)	100,000	(A)	—	—		—
1	15,000	(B)	—		119,336		122,200	(C)	122,200	(D)	—	—		—
2	—		—		133,212		130,998	(E)	133,212	(F)	—	—		—
3	10,000	(G)	—		145,941		142,803	(H)	142,803	(I)	—	—		—
4	—		—		154,057		153,084		153,084	(J)	—	—		—
5	—		—		116,753		164,106		164,106	(K)	—	—		—
6	—		—		99,317		175,922		175,922	(L)	—	—		—
7	—		—		117,908		188,588		188,588	(M)	—	—		—
8	—		—		93,575		188,588	(N)	188,588	(O)	—	—		—
9	12,000		—		112,836		202,166	(P)	202,166	(Q)	—	—		—
10	—		10,000		105,382	(R)	197,939	(S)	197,939	(T)	—	—		—
11	—		—		120,015		212,191		212,191	(U)	—	—		—
12	—		—		143,194		N/A	(V)	212,191	(W)	—	—		—
13	—		10,610	(X)	150,931		N/A		212,191		10,610	—		—
14	—		10,610	(X)	158,078		N/A		212,191		10,610	—		—
15	—		10,610	(X)	155,209		N/A		212,191		10,610	—		—
16	—		2,000	(Y)	163,611		N/A		212,191		10,610	8,610	(Y)	—
17	—		10,610	(Z)	154,962		N/A		212,191		10,610	—		—
Contract Year	Purchase Payments		Net Withdrawals		Hypothetical Contract Value		SecurePay Roll-Up Value		Benefit Base		Annual Withdrawal Amount	Annual Withdrawal Amount Balance		Excess Withdrawal
18	—		10,610	(Z)	152,795		N/A		212,191		10,610	—		—
19	—		25,000	(AA)	129,813		N/A		190,716	(AA)	10,610	—		14,390	(AA)
20	—		9,536	(BB)	121,420		N/A		190,716		9,536	—		—

(A)  The initial Benefit Base is equal to the initial Purchase Payment of $100,000

(B)  The $15,000 Purchase Payment is made six months following the Contract Issue Date and is added to the current Benefit Base of $100,000 at that time. The new Benefit Base is $115,000. Keep in mind Purchase Payments made more than two years after the date the SecurePay Rider is issued (the Rider Issue Date) will not be included in the calculation of the Benefit Base.

(C)  The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($115,000) plus 7.2% of the Benefit Base on the previous contract anniversary (7.2% of $100,000).

(D)  The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value, and the SecurePay Roll-Up Value (max of $115,000, $119,336, and $122,200, respectively).

(E)  The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($122,200) plus 7.2% of the Benefit Base on the previous contract anniversary (7.2% of $122,200).

(F)  The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value, and the SecurePay Roll-Up Value (max of $122,200, $133,212, and $130,998, respectively).

(G)  The $10,000 Purchase Payment is not added to the current Benefit Base because it is made more than 2 years after the Rider Issue Date.

(H)  The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($133,212) plus 7.2% of the Benefit Base on the previous contract anniversary (7.2% of $133,212).

(I)  The SecurePay Roll-Up Value ($142,803) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Issue Date ($145,941 – $10,000).

(J)  The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $144,057 ($154,057 – $10,000).

(K)  The SecurePay Roll-Up Value ($164,106) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Issue Date ($116,753 – $10,000).

(L)  The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $89,317 ($99,317 – $10,000).

(M)  The SecurePay Roll-Up Value ($188,588) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Issue Date ($117,908 – $10,000).

(N)  Since the Contract Value is <50% of the most recently calculated Benefit Base ($188,588), the SecurePay Roll-Up Value does not change.

(O)  The SecurePay Roll-Up Value ($188,588) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Issue Date ($93,575 – $10,000).

(P)  Since the Contract Value is >=50% of the most recently calculated Benefit Base ($188,588), the SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($188,588) plus 7.2% of the Benefit Base on the previous contract anniversary (7.2% of $188,588).

(Q)  The SecurePay Roll-Up Value ($202,166) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Issue Date ($112,836 – $22,000).

(R)  The Benefit Base is reduced proportionally due to the $10,000 withdrawal. The Benefit Base is reduced by 8.7% ($10,000 [amount of withdrawal]/$115,382 [Contract Value before withdrawal] = 0.087. The new Benefit Base is $184,645 ($202,166 – ($202,166 * ($10,000/$115,382))).

(S)  The Roll-Up Guaranteed increase is also reduced in the same proportion of the Benefit Base (.072 * $202,166 * (1 – .087)) to $13,294. The Roll-Up Value is then calculated by adding the adjusted Roll-Up Guaranteed amount to the adjusted Benefit Base ($184,645 + $13,294).

(T)  The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value ($105,382 – $22,000) and the SecurePay Roll-Up Value ($197,939).

(U)  The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $98,015 ($120,015 – $22,000).

(V)  Since 10 contract anniversaries have elapsed where the Roll-up Amount was >$0 (ie, the SecurePay Roll-Up Value increased), the Roll-Up period ends.

(W)  The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $121,194 ($143,194 – $22,000).

(X)  For the next three years, Joe takes the full Annual Withdrawal Amount of $10,610 (.05 * $212,191)

(Y)  In year 16, Joe only takes $2,000 of the available $10,610. Please note that the $8,610 is not carried over to the next year.

(Z)  For the next two years, Joe takes the full Annual Withdrawal Amount of $10,610 (.05 * $212,191)

(AA)  In year 19, Joe takes a $25,000 withdrawal. Since the Annual Withdrawal Amount for that year is only $10,610, the remaining $14,390 of that withdrawal is an Excess Withdrawal, which reduces the Benefit Base. At the time of the Excess Withdrawal, the Contract Value less the non-excess part of the withdrawal ($152,795 – $10,610 = $142,185) is less than the Benefit Base ($212,191), so the Benefit Base will be reduced in the same proportion as the excess part of the withdrawal reduces the Contract Value less the non-excess part of the withdrawal. After the Excess Withdrawal, the new Benefit Base equals $190,716 = $212,191 x [1 – $14,390/{$152,795 – $10,610}].

(BB)  In year 20, Joe resumes taking the Annual Withdrawal Amount, which at this point becomes $9,536 (0.05 x $190,716).

EXAMPLE OF BASIC SECUREPAY RIDER

The purpose of the following example is to demonstrate the operation of the basic SecurePay rider. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict future investment results. There is, of course, no assurance that the Variable Account will experience positive investment performance. Actual results may be higher or lower. The example does not reflect the deduction of fees and charges.

ASSUMPTIONS:

•  Joe, 60 years old on the Issue Date

•  Purchased the basic SecurePay Rider at time of Contract Purchase

•  Elected Single Life Coverage

•  Began making SecurePay Withdrawals 11 years after the Rider Issue Date

•  He received the 5% Maximum Withdrawal Percentage

Contract Year	Purchase Payments		Net Withdrawals		Hypothetical Contract Value	Benefit Base		Annual Withdrawal Amount	Annual Withdrawal Amount Balance		Excess Withdrawal Amount
At issue	100,000		N/A		100,000	100,000	(A)	0	0		0
1	50,000	(B)	0		153,975	153,975	(C)	0	0		0
2	0		0		161,676	161,676	(D)	0	0		0
3	25,000	(E)	0		210,964	185,964	(F)	0	0		0
4	0		0		208,164	185,964	(G)	0	0		0
5	0		0		246,037	221,037	(H)	0	0		0
6	15,000	(I)	0		249,536	221,037	(J)	0	0		0
7	0		0		290,987	250,987	(K)	0	0		0
8	0		10,000	(L)	288,172	248,172	(M)	0	0		0
9	0		0		312,085	272,085	(N)	0	0		0
10	0		0		337,317	297,317	(O)	0	0		0
11	0		14,866	(P)	313,603	297,317		14,866	0		0
12	0		14,866	(P)	329,576	297,317		14,866	0		0
13	0		14,866	(P)	333,375	297,317		14,866	0		0
14	0		5,000	(Q)	359,462	319,462	(Q)	14,866	9,866	(Q)	0
15	0		15,973	(R)	355,423	319,462		15,973	0		0
16	0		15,973	(R)	348,558	319,462		15,973	0		0
17	0		15,973	(R)	334,053	319,462		15,973	0		0
18	0		50,000	(S)	248,981	285,287	(T)	15,973	0		34,027	(S)

(A)  The initial Benefit Base is equal to the initial Purchase Payment of $100,000.

(B)  The $50,000 Purchase Payment is added to the current Benefit Base of $100,000. The new Benefit Base is $150,000. Keep in mind Purchase Payments made more than two years after the date the SecurePay Rider is issued (the Rider Issue Date) will not be included in the calculation of the Benefit Base.

(C)  The Benefit Base of $150,000 is compared to the Anniversary Value of $153,975. The Benefit Base steps up to $153,975.

(D)  The Benefit Base steps up to the Anniversary Value of $161,676.

(E)  The $25,000 Purchase Payment does not get added to the current Benefit Base, because it is made more than 2 years after the Rider Issue Date.

(F)  The Anniversary Value equals $185,964 ($210,964 – $25,000). The Benefit Base steps up to $185,964, since that is greater than the current Benefit Base of $161,676.

(G)  The Benefit Base remains at $185,964 since the Anniversary Value is less ($208,164 –
$25,000 = 183,164).

(H)  The Benefit Base steps up to the Anniversary Value of $221,037 ($246,037 – $25,000).

(I)  The $15,000 Purchase Payment does not get added to the current Benefit Base, because it is made more than 2 years after the Rider Issue Date.

(J)  The Benefit Base remains at $221,037 since the Anniversary Value is less ($249,536 – $40,000 = $209,536).

(K)  The Benefit Base steps up to the Anniversary Value of $250,987 ($290,987 – $40,000).

(L)  The Benefit Base is reduced proportionally due to the $10,000 withdrawal. The Benefit Base is reduced by 3.4% ($10,000 [amount of withdrawal] /$298,172 [Contract Value before withdrawal] = 0.034). The new Benefit Base is $242,569 ($250,987 – ($250,987 * ($10,000/$298,172))).

(M)  The Benefit Base steps up to the Anniversary Value of $248,172 ($288,172 – $40,000).

(N)  The Benefit Base steps up to the Anniversary Value of $272,085 ($312,085 – $40,000).

(O)  The Benefit Base steps up to the Anniversary Value of $297,317 ($337,317 – $40,000).

(P)  For the next three years, Joe takes the full Annual Withdrawal Amount of $14,866 (.05 x $297,317).

(Q)  In year 14, Joe only takes $5,000 of the available $14,866. Please note that the $9,866 is not carried over to the next year. The Benefit Base steps up to the Anniversary Value of $319,462 ($359,462 – $40,000).

(R)  For years 15 through 17, Joe takes the full Annual Withdrawal Amount of $15,973 (.05 x $319,462).

(S)  In year 18, Joe takes a $50,000 withdrawal. Since the Annual Withdrawal Amount is only $15,973, the remaining portion of his withdrawal is considered an Excess Withdrawal.

(T)  At the time of the Excess Withdrawal, since the Contract Value less the non-excess part of the withdrawal ($334,053 – $15,973 = $318,080) is less than the Benefit Base, the Benefit Base is reduced in the same proportion as the excess part of the withdrawal reduces the Contract Value less the non-excess part of the withdrawal. After the Excess Withdrawal, the new Benefit Base equals $285,287 = $319,462 * [1 – ($50,000 – $15,973)/($334,053 – $15,973)].

APPENDIX F

EXAMPLE OF PROTECTIVE INCOME MANAGER RIDER

The purpose of the following example is to demonstrate the operation of the Protective Income Manager Rider. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Variable Account will experience positive investment performance. The example does not reflect the deduction of fees and charges.

ASSUMPTIONS:

•  Joe, 75 years old on the Rider Issue Date

•  Purchased the Protective Income Manager Rider at the time of Contract purchase

•  Elected Single Life Coverage

•  Began making Protective Income Manager Withdrawals immediately

Contract Year	Attained Age	Purchase Payments	Hypothetical Contract Value (Beginning of Year)		Protective Income Manager Payment Factor	Contract Value times Payment Factor	Optimal Withdrawal Amount		Total Withdrawal Taken	Excess Withdrawal		Hypothetical Contract Value (End of Year)	Protected Lifetime Payment(A)
1	75	100,000	100,000	(B)	0.06661	6,661	6,661		6,661	—		95,684	6,661
2	76	—	95,684		0.06912	6,614	6,661	(C)	6,661	—		92,517	6,661
3	77	—	92,517		0.07192	6,654	6,661		6,661	—		98,541	6,661
4	78	—	98,541		0.07505	7,396	7,327	(D)	7,327	—		91,009	6,661
5	79	25,000	116,009		0.07859	9,117	8,060		8,060	—		103,677	6,661
6	80	—	103,677		0.08260	8,564	8,564		40,000	31,436	(E)	56,987	6,661
7	81	—	56,987		0.08570	4,884	4,884	(F)	4,884	—		50,637	4,884	(G)
8	82	—	50,637		0.09104	4,610	4,884		4,884	—		51,573	4,884
9	83	—	51,573		0.09729	5,018	5,018	(H)	5,018	—		46,185	4,884
10	84	—	46,185		0.10469	4,835	4,884		4,884	—		38,156	4,884

(A)  Protected Lifetime Payments are available if the rider is in effect on the Maximum Annuity Date, and equal the lesser of (a) your initial Optimal Withdrawal Amount; or (b) your Optimal Withdrawal Amount as of a Reset Date.

(B)  The initial Contract Value is equal to the initial Purchase Payment of $100,000.

(C)  We recalculate the Optimal Withdrawal Amount by multiplying the Payment Factor (0.06912) by the Contract Value ($95,684), which equals $6,614. However, this amount is lower than our guarantee that, so long as there has not been an Excess Withdrawal, the Optimal Withdrawal Amount will always be at least the greater of 90% of the prior Optimal Withdrawal Amount (90% x $6,661 = $5,994) or the initial Optimal Withdrawal Amount ($6,661). Therefore, the recalculated Optimal Withdrawal Amount is equal to $6,661.

(D)  Although the Payment Factor (0.07505) times the Contract Value ($98,541) equals $7,396, the Optimal Withdrawal Amount is $7,327 since the Optimal Withdrawal Amount cannot be higher than 110% of the prior Optimal Withdrawal Amount ($6,661 x 1.10 = $7,327).

(E)  An Excess Withdrawal occurs when total withdrawals taken during the Contract Year exceed the Optimal Withdrawal Amount.

(F)  On the next Contract Anniversary following an Excess Withdrawal (the "Reset Date"), we reset the "floor" for future Optimal Withdrawal Amounts to equal the lesser of the initial Optimal Withdrawal

F-1

Amount or the Optimal Withdrawal Amount as of the Reset Date. We will also use a new Protective Income Manager Payment Factor determined solely by the age of the (younger) Covered Person on the Reset Date (provided you have not declined an increase in the Protective Income Manager fee). This will result in a lower Protective Income Manager Payment Factor. In this example, the factor that would have applied in the absence of a Reset (0.08721) is replaced by a new Payment Factor (0.08570) as Joe is now 81 years old. This means the new Optimal Withdrawal Amount is equal to $4,884, which is the Contract Value ($56,987) times the Payment Factor (0.08570). Optimal Withdrawal Amount calculation floors do not apply at Reset Dates.

(G)  This Contract Anniversary is a Reset Date due to the Excess Withdrawal during the prior Contract Year. If the Optimal Withdrawal Amount on a Reset Date is lower than the initial Optimal Withdrawal Amount, then the Protected Lifetime Payment is reduced to equal that year's Optimal Withdrawal Amount.

(H)  The Optimal Withdrawal Amount is equal to $51,573 (Contract Value) times 0.09729 (Payment Factor) = $5,018.

F-2

APPENDIX G

PROTECTIVE INCOME MANAGER RIDER PAYMENT FACTORS
(Riders Purchased on or after May 1, 2013)

The following table provides the Protective Income Manager rider payment factors for Single Life and Joint Life Coverage. We calculate your Optimal Withdrawal Amount under the rider by multiplying your Contract Value by the applicable factor. This factor is based upon the attained age of the (younger) Covered Person on the date we calculate the Optimal Withdrawal Amount, as well as that person's age on the Rider Issue Date. On each Contract Anniversary, we will use a new factor to recalculate your Optimal Withdrawal Amount based upon the new attained age of the (younger) Covered Person at that time, but the factor will still continue to be based on the age of the (younger) Covered Person on the Rider Issue Date unless an Excess Withdrawal has been taken.

For example, if you are age 75 on the date you purchase the rider (with single life coverage), your Protective Income Manager Payment factor is 0.06100. If your initial Purchase Payment is $100,000, then your initial Optimal Withdrawal Amount is $6,100 (0.06100 x $100,000). If you never take an Excess Withdrawal, then you will always be able to withdraw at least $6,100 each Contract Year without reducing or eliminating the benefits under the rider. In addition, each year your factor will increase as you get closer to your 95th birthday (but will remain in the age 75 column so long as you do not take an Excess Withdrawal).

Single Life Coverage

Attained Age of Covered Person On Date	Age of Covered Person on Rider Issue Date or Last Reset Date
of Calculation	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
94	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000
93	0.50810	0.50799	0.50789	0.50779	0.50768	0.50758	0.50748	0.50737	0.50727	0.50717	0.50707	0.50674	0.50642	0.50609	0.50577	0.50544
92	0.34419	0.34405	0.34391	0.34377	0.34363	0.34349	0.34335	0.34321	0.34308	0.34294	0.34280	0.34236	0.34193	0.34149	0.34105	0.34061
91	0.26228	0.26212	0.26196	0.26180	0.26164	0.26148	0.26133	0.26117	0.26101	0.26085	0.26070	0.26020	0.25971	0.25921	0.25871	0.25822
90	0.21316	0.21299	0.21282	0.21265	0.21248	0.21231	0.21214	0.21197	0.21180	0.21163	0.21146	0.21093	0.21040	0.20986	0.20933	0.20880
89	0.18045	0.18027	0.18009	0.17991	0.17973	0.17955	0.17937	0.17920	0.17902	0.17884	0.17866	0.17810	0.17754	0.17698	0.17642	0.17586
88	0.15711	0.15692	0.15673	0.15655	0.15636	0.15617	0.15599	0.15581	0.15562	0.15544	0.15525	0.15467	0.15409	0.15351	0.15293	0.15235
87	0.13962	0.13943	0.13924	0.13905	0.13885	0.13866	0.13847	0.13828	0.13809	0.13790	0.13771	0.13711	0.13651	0.13592	0.13532	0.13472
86	0.12604	0.12584	0.12565	0.12545	0.12525	0.12506	0.12486	0.12467	0.12447	0.12428	0.12408	0.12347	0.12286	0.12224	0.12163	0.12102
85	0.11519	0.11499	0.11479	0.11459	0.11439	0.11419	0.11399	0.11379	0.11359	0.11339	0.11319	0.11256	0.11194	0.11132	0.11069	0.11007
84	0.10633	0.10613	0.10592	0.10572	0.10551	0.10531	0.10510	0.10490	0.10470	0.10450	0.10429	0.10366	0.10302	0.10238	0.10175	0.10112
83	0.09897	0.09876	0.09855	0.09834	0.09813	0.09792	0.09771	0.09751	0.09730	0.09709	0.09689	0.09624	0.09559	0.09495	0.09431	0.09366
82	0.09274	0.09253	0.09232	0.09211	0.09189	0.09168	0.09147	0.09126	0.09105	0.09084	0.09063	0.08997	0.08932	0.08866	0.08801	0.08736
81	0.08742	0.08721	0.08699	0.08677	0.08656	0.08634	0.08613	0.08592	0.08571	0.08549	0.08528	0.08461	0.08395	0.08329	0.08262	0.08197
80	0.08282	0.08260	0.08238	0.08216	0.08195	0.08173	0.08151	0.08130	0.08108	0.08087	0.08065	0.07997	0.07930	0.07863	0.07796	0.07729
79	0.07881	0.07858	0.07836	0.07814	0.07792	0.07770	0.07748	0.07726	0.07704	0.07682	0.07661	0.07592	0.07524	0.07456	0.07388	0.07321
78	0.07527	0.07505	0.07482	0.07460	0.07438	0.07415	0.07393	0.07371	0.07349	0.07327	0.07305	0.07235	0.07166	0.07098	0.07029	0.06961
77	0.07214	0.07192	0.07169	0.07146	0.07123	0.07101	0.07078	0.07056	0.07034	0.07011	0.06989	0.06919	0.06849	0.06780	0.06711	0.06642
76	0.06935	0.06912	0.06889	0.06866	0.06843	0.06820	0.06798	0.06775	0.06752	0.06730	0.06707	0.06636	0.06566	0.06496	0.06426	0.06357
75	0.06685	0.06661	0.06638	0.06615	0.06592	0.06568	0.06545	0.06523	0.06500	0.06477	0.06454	0.06383	0.06311	0.06241	0.06170	0.06100
74	0.06459	0.06435	0.06412	0.06388	0.06365	0.06341	0.06318	0.06295	0.06272	0.06249	0.06226	0.06154	0.06082	0.06010	0.05939
73	0.06254	0.06230	0.06207	0.06183	0.06159	0.06135	0.06112	0.06089	0.06065	0.06042	0.06019	0.05946	0.05873	0.05801
72	0.06068	0.06044	0.06020	0.05996	0.05972	0.05948	0.05925	0.05901	0.05877	0.05854	0.05830	0.05757	0.05684
71	0.05898	0.05874	0.05850	0.05825	0.05801	0.05777	0.05753	0.05729	0.05706	0.05682	0.05658	0.05584
70	0.05742	0.05718	0.05693	0.05669	0.05645	0.05620	0.05596	0.05572	0.05548	0.05524	0.05500
69	0.05599	0.05575	0.05550	0.05525	0.05501	0.05476	0.05452	0.05427	0.05403	0.05379
68	0.05468	0.05443	0.05418	0.05393	0.05368	0.05343	0.05319	0.05294	0.05270
67	0.05346	0.05320	0.05295	0.05270	0.05245	0.05220	0.05195	0.05171
66	0.05233	0.05207	0.05182	0.05157	0.05131	0.05106	0.05081
65	0.05128	0.05102	0.05077	0.05051	0.05025	0.05000
64	0.05030	0.05004	0.04979	0.04953	0.04927
63	0.04939	0.04913	0.04887	0.04861
62	0.04854	0.04828	0.04802
61	0.04775	0.04748
60	0.04700

Attained Age of Covered Person On Date
of Calculation	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90	91	92	93	94
94	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000
93	0.50491	0.50438	0.50385	0.50332	0.50279	0.50245	0.50211	0.50177	0.50174	0.50172	0.50169	0.50167	0.50164	0.50162	0.50159	0.50157	0.50155	0.50152
92	0.33990	0.33919	0.33848	0.33777	0.33706	0.33661	0.33615	0.33569	0.33566	0.33563	0.33559	0.33556	0.33553	0.33550	0.33546	0.33543	0.33540
91	0.25742	0.25661	0.25581	0.25501	0.25420	0.25369	0.25317	0.25266	0.25262	0.25258	0.25255	0.25251	0.25247	0.25243	0.25240	0.25236
90	0.20794	0.20707	0.20621	0.20535	0.20449	0.20394	0.20339	0.20284	0.20280	0.20276	0.20272	0.20268	0.20264	0.20260	0.20256
89	0.17496	0.17406	0.17315	0.17225	0.17135	0.17078	0.17020	0.16963	0.16959	0.16954	0.16950	0.16946	0.16942	0.16938
88	0.15141	0.15048	0.14955	0.14862	0.14768	0.14709	0.14650	0.14591	0.14586	0.14582	0.14578	0.14573	0.14569
87	0.13376	0.13280	0.13185	0.13089	0.12994	0.12933	0.12872	0.12812	0.12807	0.12803	0.12798	0.12794
86	0.12004	0.11906	0.11808	0.11711	0.11614	0.11552	0.11490	0.11428	0.11424	0.11419	0.11415
85	0.10907	0.10807	0.10708	0.10609	0.10510	0.10447	0.10384	0.10321	0.10317	0.10312
84	0.10010	0.09909	0.09808	0.09707	0.09607	0.09543	0.09479	0.09416	0.09411
83	0.09263	0.09160	0.09058	0.08956	0.08854	0.08790	0.08726	0.08661
82	0.08631	0.08527	0.08424	0.08321	0.08218	0.08153	0.08088
81	0.08091	0.07985	0.07880	0.07776	0.07673	0.07607
80	0.07622	0.07516	0.07410	0.07305	0.07200
79	0.07213	0.07105	0.06998	0.06892
78	0.06852	0.06743	0.06635
77	0.06531	0.06422
76	0.06245
75
74
73
72
71
70
69
68
67
66
65
64
63
62
61
60

Joint Life Coverage

Attained Age of Younger	Age of Younger Covered Person on Rider Issue Date or Last Reset Date
Covered Person	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
94	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000
93	0.50688	0.50678	0.50668	0.50657	0.50647	0.50636	0.50626	0.50616	0.50605	0.50595	0.50585	0.50552	0.50520	0.50487	0.50454	0.50421
92	0.34255	0.34241	0.34228	0.34214	0.34200	0.34186	0.34172	0.34158	0.34144	0.34130	0.34116	0.34072	0.34028	0.33985	0.33941	0.33897
91	0.26042	0.26026	0.26010	0.25994	0.25979	0.25963	0.25947	0.25931	0.25915	0.25900	0.25884	0.25834	0.25785	0.25735	0.25685	0.25636
90	0.21117	0.21099	0.21082	0.21065	0.21048	0.21031	0.21014	0.20997	0.20980	0.20963	0.20947	0.20893	0.20840	0.20787	0.20733	0.20680
89	0.17835	0.17817	0.17799	0.17781	0.17763	0.17745	0.17727	0.17710	0.17692	0.17674	0.17656	0.17600	0.17545	0.17489	0.17433	0.17377
88	0.15493	0.15474	0.15455	0.15437	0.15418	0.15400	0.15381	0.15363	0.15344	0.15326	0.15308	0.15250	0.15192	0.15134	0.15076	0.15018
87	0.13738	0.13718	0.13699	0.13680	0.13661	0.13642	0.13623	0.13604	0.13585	0.13566	0.13547	0.13487	0.13428	0.13368	0.13309	0.13250
86	0.12374	0.12354	0.12335	0.12315	0.12295	0.12276	0.12256	0.12237	0.12218	0.12198	0.12179	0.12118	0.12057	0.11996	0.11935	0.11875
85	0.11284	0.11264	0.11244	0.11224	0.11204	0.11184	0.11164	0.11144	0.11125	0.11105	0.11085	0.11023	0.10961	0.10899	0.10837	0.10775
84	0.10394	0.10373	0.10353	0.10332	0.10312	0.10292	0.10272	0.10251	0.10231	0.10211	0.10191	0.10128	0.10065	0.10002	0.09939	0.09876
83	0.09653	0.09632	0.09611	0.09590	0.09570	0.09549	0.09529	0.09508	0.09488	0.09467	0.09447	0.09383	0.09319	0.09255	0.09191	0.09127
82	0.09027	0.09005	0.08984	0.08963	0.08942	0.08921	0.08901	0.08880	0.08859	0.08838	0.08818	0.08753	0.08688	0.08623	0.08558	0.08494
81	0.08491	0.08469	0.08448	0.08427	0.08405	0.08384	0.08363	0.08342	0.08321	0.08300	0.08279	0.08213	0.08147	0.08082	0.08017	0.07952
80	0.08027	0.08006	0.07984	0.07962	0.07941	0.07919	0.07898	0.07877	0.07855	0.07834	0.07813	0.07746	0.07680	0.07613	0.07547	0.07482
79	0.07622	0.07601	0.07579	0.07557	0.07535	0.07513	0.07492	0.07470	0.07449	0.07427	0.07406	0.07338	0.07271	0.07204	0.07137	0.07071
78	0.07266	0.07244	0.07222	0.07200	0.07178	0.07155	0.07134	0.07112	0.07090	0.07068	0.07047	0.06978	0.06911	0.06843	0.06776	0.06709
77	0.06950	0.06927	0.06905	0.06883	0.06860	0.06838	0.06816	0.06794	0.06772	0.06750	0.06728	0.06659	0.06591	0.06522	0.06455	0.06387
76	0.06668	0.06645	0.06622	0.06600	0.06577	0.06555	0.06532	0.06510	0.06488	0.06466	0.06444	0.06374	0.06305	0.06236	0.06167	0.06099
75	0.06414	0.06391	0.06368	0.06346	0.06323	0.06300	0.06278	0.06255	0.06233	0.06210	0.06188	0.06118	0.06048	0.05978	0.05909	0.05841
74	0.06185	0.06162	0.06139	0.06116	0.06093	0.06070	0.06048	0.06025	0.06002	0.05980	0.05957	0.05886	0.05816	0.05746	0.05676
73	0.05978	0.05955	0.05931	0.05908	0.05885	0.05862	0.05839	0.05816	0.05793	0.05770	0.05748	0.05676	0.05605	0.05535
72	0.05789	0.05766	0.05742	0.05719	0.05695	0.05672	0.05649	0.05626	0.05603	0.05580	0.05557	0.05485	0.05413
71	0.05617	0.05593	0.05569	0.05545	0.05522	0.05498	0.05475	0.05452	0.05428	0.05405	0.05382	0.05309
70	0.05458	0.05434	0.05410	0.05387	0.05363	0.05339	0.05315	0.05292	0.05268	0.05245	0.05222
69	0.05313	0.05289	0.05264	0.05240	0.05216	0.05192	0.05169	0.05145	0.05121	0.05098
68	0.05178	0.05154	0.05130	0.05105	0.05081	0.05057	0.05033	0.05009	0.04985
67	0.05054	0.05029	0.05005	0.04980	0.04956	0.04931	0.04907	0.04883
66	0.04938	0.04914	0.04889	0.04864	0.04840	0.04815	0.04791
65	0.04831	0.04806	0.04781	0.04756	0.04731	0.04707
64	0.04731	0.04706	0.04681	0.04656	0.04631
63	0.04638	0.04612	0.04587	0.04562
62	0.04550	0.04525	0.04499
61	0.04468	0.04443
60	0.04391

Attained Age of Younger
Covered Person	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90	91	92	93	94
94	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000
93	0.50368	0.50315	0.50262	0.50209	0.50155	0.50121	0.50087	0.50052	0.50050	0.50047	0.50045	0.50042	0.50040	0.50037	0.50035	0.50032	0.50030	0.50027
92	0.33826	0.33754	0.33683	0.33612	0.33540	0.33495	0.33449	0.33403	0.33400	0.33397	0.33393	0.33390	0.33387	0.33383	0.33380	0.33377	0.33373
91	0.25555	0.25475	0.25394	0.25314	0.25233	0.25182	0.25130	0.25079	0.25075	0.25071	0.25067	0.25064	0.25060	0.25056	0.25052	0.25049
90	0.20594	0.20508	0.20421	0.20335	0.20249	0.20194	0.20139	0.20084	0.20080	0.20076	0.20072	0.20068	0.20064	0.20060	0.20056
89	0.17287	0.17196	0.17106	0.17016	0.16926	0.16869	0.16812	0.16754	0.16750	0.16746	0.16742	0.16738	0.16733	0.16729
88	0.14925	0.14832	0.14739	0.14646	0.14553	0.14494	0.14435	0.14376	0.14371	0.14367	0.14363	0.14359	0.14354
87	0.13154	0.13059	0.12963	0.12868	0.12773	0.12713	0.12652	0.12592	0.12588	0.12583	0.12579	0.12574
86	0.11777	0.11680	0.11582	0.11486	0.11389	0.11327	0.11266	0.11205	0.11200	0.11196	0.11191
85	0.10676	0.10577	0.10478	0.10380	0.10281	0.10219	0.10157	0.10095	0.10090	0.10086
84	0.09775	0.09675	0.09575	0.09475	0.09376	0.09312	0.09249	0.09187	0.09182
83	0.09025	0.08923	0.08822	0.08721	0.08621	0.08557	0.08493	0.08430
82	0.08391	0.08288	0.08185	0.08083	0.07982	0.07918	0.07853
81	0.07847	0.07743	0.07639	0.07537	0.07434	0.07370
80	0.07376	0.07271	0.07167	0.07063	0.06960
79	0.06964	0.06858	0.06753	0.06649
78	0.06601	0.06494	0.06388
77	0.06278	0.06171
76	0.05990
75
74
73
72
71
70
69
68
67
66
65
64
63
62
61
60

PROTECTIVE INCOME MANAGER RIDER PAYMENT FACTORS
(Riders Purchased Before May 1, 2013)

The following table provides the Protective Income Manager rider payment factors for Single Life and Joint Life Coverage. We calculate your Optimal Withdrawal Amount under the rider by multiplying your Contract Value by the applicable factor. This factor is based upon the attained age of the (younger) Covered Person on the date we calculate the Optimal Withdrawal Amount, as well as that person's age on the Rider Issue Date. On each Contract Anniversary, we will use a new factor to recalculate your Optimal Withdrawal Amount based upon the new attained age of the (younger) Covered Person at that time, but the factor will still continue to be based on the age of the (younger) Covered Person on the Rider Issue Date unless an Excess Withdrawal has been taken.

For example, if you are age 75 on the date you purchase the rider (with single life coverage), your Protective Income Manager Payment factor is 0.06661. If your initial Purchase Payment is $100,000, then your initial Optimal Withdrawal Amount is $6,661 (0.06661 x $100,000). If you never take an Excess Withdrawal, then you will always be able to withdraw at least $6,661 each Contract Year without reducing or eliminating the benefits under the rider. In addition, each year your factor will increase as you get closer to your 95th birthday (but will remain in the age 75 column so long as you do not take an Excess Withdrawal).

Single Life Coverage

Attained Age of Covered Person On Date	Age of Covered Person on Rider Issue Date or Last Reset Date
of Calculation	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
94	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000
93	0.50980	0.50968	0.50956	0.50944	0.50932	0.50920	0.50908	0.50896	0.50884	0.50872	0.50860	0.50848	0.50836	0.50824	0.50812	0.50800
92	0.34649	0.34633	0.34616	0.34600	0.34584	0.34568	0.34551	0.34535	0.34519	0.34503	0.34486	0.34470	0.34454	0.34438	0.34421	0.34405
91	0.26489	0.26471	0.26452	0.26434	0.26415	0.26397	0.26378	0.26360	0.26341	0.26323	0.26304	0.26286	0.26267	0.26249	0.26230	0.26212
90	0.21599	0.21579	0.21559	0.21539	0.21519	0.21499	0.21479	0.21459	0.21439	0.21419	0.21399	0.21379	0.21359	0.21339	0.21319	0.21299
89	0.18342	0.18321	0.18300	0.18279	0.18258	0.18237	0.18216	0.18195	0.18174	0.18153	0.18132	0.18111	0.18090	0.18069	0.18048	0.18027
88	0.16020	0.15998	0.15976	0.15954	0.15933	0.15911	0.15889	0.15867	0.15845	0.15823	0.15801	0.15780	0.15758	0.15736	0.15714	0.15692
87	0.14282	0.14259	0.14236	0.14214	0.14191	0.14169	0.14146	0.14123	0.14101	0.14078	0.14056	0.14033	0.14011	0.13988	0.13966	0.13943
86	0.12932	0.12909	0.12886	0.12862	0.12839	0.12816	0.12793	0.12770	0.12746	0.12723	0.12700	0.12677	0.12654	0.12631	0.12608	0.12585
85	0.11855	0.11831	0.11807	0.11784	0.11760	0.11736	0.11712	0.11689	0.11665	0.11641	0.11618	0.11594	0.11570	0.11547	0.11523	0.11499
84	0.10976	0.10952	0.10927	0.10903	0.10879	0.10854	0.10830	0.10806	0.10782	0.10758	0.10734	0.10709	0.10685	0.10661	0.10637	0.10613
83	0.10245	0.10221	0.10196	0.10171	0.10146	0.10122	0.10097	0.10072	0.10048	0.10023	0.09998	0.09974	0.09949	0.09925	0.09900	0.09876
82	0.09629	0.09604	0.09579	0.09554	0.09528	0.09503	0.09478	0.09453	0.09428	0.09403	0.09378	0.09353	0.09328	0.09303	0.09278	0.09253
81	0.09103	0.09077	0.09051	0.09026	0.09000	0.08975	0.08949	0.08924	0.08898	0.08873	0.08847	0.08822	0.08797	0.08771	0.08746	0.08721
80	0.08648	0.08622	0.08596	0.08570	0.08544	0.08518	0.08492	0.08466	0.08441	0.08415	0.08389	0.08363	0.08337	0.08312	0.08286	0.08260
79	0.08252	0.08225	0.08199	0.08173	0.08146	0.08120	0.08094	0.08067	0.08041	0.08015	0.07989	0.07963	0.07937	0.07911	0.07885	0.07859
78	0.07904	0.07877	0.07850	0.07823	0.07797	0.07770	0.07743	0.07717	0.07690	0.07664	0.07637	0.07611	0.07584	0.07558	0.07531	0.07505
77	0.07596	0.07568	0.07541	0.07514	0.07487	0.07460	0.07433	0.07406	0.07379	0.07352	0.07325	0.07298	0.07272	0.07245	0.07218	0.07192
76	0.07321	0.07293	0.07266	0.07238	0.07211	0.07184	0.07156	0.07129	0.07102	0.07075	0.07047	0.07020	0.06993	0.06966	0.06939	0.06912
75	0.07075	0.07047	0.07019	0.06992	0.06964	0.06936	0.06908	0.06881	0.06853	0.06826	0.06798	0.06771	0.06743	0.06716	0.06689	0.06661
74	0.06854	0.06826	0.06797	0.06769	0.06741	0.06713	0.06685	0.06657	0.06629	0.06601	0.06574	0.06546	0.06518	0.06490	0.06463
73	0.06654	0.06625	0.06597	0.06568	0.06540	0.06511	0.06483	0.06455	0.06427	0.06398	0.06370	0.06342	0.06314	0.06286
72	0.06472	0.06443	0.06414	0.06385	0.06357	0.06328	0.06299	0.06271	0.06242	0.06214	0.06185	0.06157	0.06129
71	0.06306	0.06277	0.06248	0.06219	0.06190	0.06161	0.06132	0.06103	0.06074	0.06045	0.06017	0.05988
70	0.06155	0.06125	0.06096	0.06067	0.06037	0.06008	0.05979	0.05949	0.05920	0.05891	0.05862
69	0.06016	0.05986	0.05956	0.05927	0.05897	0.05867	0.05838	0.05808	0.05779	0.05750
68	0.05888	0.05858	0.05828	0.05798	0.05768	0.05738	0.05708	0.05679	0.05649
67	0.05770	0.05740	0.05710	0.05679	0.05649	0.05619	0.05589	0.05559
66	0.05662	0.05631	0.05600	0.05569	0.05539	0.05508	0.05478
65	0.05561	0.05530	0.05499	0.05468	0.05437	0.05406
64	0.05467	0.05436	0.05404	0.05373	0.05342
63	0.05380	0.05348	0.05316	0.05285
62	0.05298	0.05267	0.05235
61	0.05223	0.05190
60	0.05152

Attained Age of Covered Person On Date
of Calculation	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90	91	92	93	94
94	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000
93	0.50787	0.50775	0.50763	0.50751	0.50739	0.50727	0.50715	0.50702	0.50690	0.50678	0.50666	0.50654	0.50642	0.50629	0.50617	0.50605	0.50593	0.50581
92	0.34389	0.34372	0.34356	0.34340	0.34323	0.34307	0.34291	0.34274	0.34258	0.34242	0.34225	0.34209	0.34192	0.34176	0.34160	0.34143	0.34127
91	0.26193	0.26175	0.26156	0.26138	0.26119	0.26101	0.26082	0.26063	0.26045	0.26026	0.26008	0.25989	0.25971	0.25952	0.25933	0.25915
90	0.21279	0.21259	0.21239	0.21219	0.21199	0.21179	0.21160	0.21140	0.21120	0.21100	0.21080	0.21060	0.21040	0.21020	0.21000
89	0.18006	0.17985	0.17964	0.17943	0.17922	0.17901	0.17880	0.17859	0.17838	0.17817	0.17796	0.17775	0.17754	0.17733
88	0.15670	0.15649	0.15627	0.15605	0.15583	0.15561	0.15540	0.15518	0.15496	0.15474	0.15452	0.15431	0.15409
87	0.13921	0.13898	0.13876	0.13853	0.13831	0.13808	0.13786	0.13763	0.13741	0.13719	0.13696	0.13674
86	0.12561	0.12538	0.12515	0.12492	0.12469	0.12446	0.12423	0.12400	0.12377	0.12354	0.12331
85	0.11476	0.11452	0.11429	0.11405	0.11382	0.11358	0.11335	0.11311	0.11288	0.11264
84	0.10589	0.10565	0.10541	0.10517	0.10493	0.10469	0.10445	0.10421	0.10397
83	0.09851	0.09827	0.09802	0.09778	0.09754	0.09729	0.09705	0.09681
82	0.09228	0.09203	0.09179	0.09154	0.09129	0.09104	0.09080
81	0.08696	0.08670	0.08645	0.08620	0.08595	0.08570
80	0.08235	0.08209	0.08184	0.08158	0.08133
79	0.07833	0.07807	0.07781	0.07755
78	0.07479	0.07453	0.07426
77	0.07165	0.07139
76	0.06885
75
74
73
72
71
70
69
68
67
66
65
64
63
62
61
60

Joint Life Coverage

Attained Age of Younger	Age of Younger Covered Person on Rider Issue Date or Last Reset Date
Covered Person	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
94	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000
93	0.50860	0.50848	0.50836	0.50824	0.50812	0.50800	0.50787	0.50775	0.50763	0.50751	0.50739	0.50727	0.50715	0.50702	0.50690	0.50678
92	0.34486	0.34470	0.34454	0.34438	0.34421	0.34405	0.34389	0.34372	0.34356	0.34340	0.34323	0.34307	0.34291	0.34274	0.34258	0.34242
91	0.26304	0.26286	0.26267	0.26249	0.26230	0.26212	0.26193	0.26175	0.26156	0.26138	0.26119	0.26101	0.26082	0.26063	0.26045	0.26026
90	0.21399	0.21379	0.21359	0.21339	0.21319	0.21299	0.21279	0.21259	0.21239	0.21219	0.21199	0.21179	0.21160	0.21140	0.21120	0.21100
89	0.18132	0.18111	0.18090	0.18069	0.18048	0.18027	0.18006	0.17985	0.17964	0.17943	0.17922	0.17901	0.17880	0.17859	0.17838	0.17817
88	0.15801	0.15780	0.15758	0.15736	0.15714	0.15692	0.15670	0.15649	0.15627	0.15605	0.15583	0.15561	0.15540	0.15518	0.15496	0.15474
87	0.14056	0.14033	0.14011	0.13988	0.13966	0.13943	0.13921	0.13898	0.13876	0.13853	0.13831	0.13808	0.13786	0.13763	0.13741	0.13719
86	0.12700	0.12677	0.12654	0.12631	0.12608	0.12585	0.12561	0.12538	0.12515	0.12492	0.12469	0.12446	0.12423	0.12400	0.12377	0.12354
85	0.11618	0.11594	0.11570	0.11547	0.11523	0.11499	0.11476	0.11452	0.11429	0.11405	0.11382	0.11358	0.11335	0.11311	0.11288	0.11264
84	0.10734	0.10709	0.10685	0.10661	0.10637	0.10613	0.10589	0.10565	0.10541	0.10517	0.10493	0.10469	0.10445	0.10421	0.10397	0.10373
83	0.09998	0.09974	0.09949	0.09925	0.09900	0.09876	0.09851	0.09827	0.09802	0.09778	0.09754	0.09729	0.09705	0.09681	0.09656	0.09632
82	0.09378	0.09353	0.09328	0.09303	0.09278	0.09253	0.09228	0.09203	0.09179	0.09154	0.09129	0.09104	0.09080	0.09055	0.09030	0.09006
81	0.08847	0.08822	0.08797	0.08771	0.08746	0.08721	0.08696	0.08670	0.08645	0.08620	0.08595	0.08570	0.08545	0.08520	0.08495	0.08470
80	0.08389	0.08363	0.08337	0.08312	0.08286	0.08260	0.08235	0.08209	0.08184	0.08158	0.08133	0.08107	0.08082	0.08056	0.08031	0.08006
79	0.07989	0.07963	0.07937	0.07911	0.07885	0.07859	0.07833	0.07807	0.07781	0.07755	0.07729	0.07703	0.07678	0.07652	0.07626	0.07601
78	0.07637	0.07611	0.07584	0.07558	0.07531	0.07505	0.07479	0.07453	0.07426	0.07400	0.07374	0.07348	0.07322	0.07296	0.07270	0.07244
77	0.07325	0.07298	0.07272	0.07245	0.07218	0.07192	0.07165	0.07139	0.07112	0.07086	0.07059	0.07033	0.07006	0.06980	0.06954	0.06928
76	0.07047	0.07020	0.06993	0.06966	0.06939	0.06912	0.06885	0.06858	0.06832	0.06805	0.06778	0.06751	0.06725	0.06698	0.06672	0.06645
75	0.06798	0.06771	0.06743	0.06716	0.06689	0.06661	0.06634	0.06607	0.06580	0.06553	0.06526	0.06499	0.06472	0.06445	0.06418	0.06391
74	0.06574	0.06546	0.06518	0.06490	0.06463	0.06435	0.06408	0.06380	0.06353	0.06326	0.06298	0.06271	0.06244	0.06217	0.06190
73	0.06370	0.06342	0.06314	0.06286	0.06258	0.06230	0.06203	0.06175	0.06147	0.06120	0.06092	0.06064	0.06037	0.06010
72	0.06185	0.06157	0.06129	0.06100	0.06072	0.06044	0.06016	0.05988	0.05960	0.05932	0.05904	0.05876	0.05849
71	0.06017	0.05988	0.05959	0.05931	0.05902	0.05874	0.05846	0.05817	0.05789	0.05761	0.05733	0.05705
70	0.05862	0.05833	0.05804	0.05776	0.05747	0.05718	0.05689	0.05661	0.05632	0.05604	0.05576
69	0.05720	0.05691	0.05662	0.05633	0.05604	0.05575	0.05546	0.05517	0.05488	0.05460
68	0.05590	0.05560	0.05531	0.05501	0.05472	0.05443	0.05414	0.05384	0.05355
67	0.05469	0.05439	0.05409	0.05380	0.05350	0.05321	0.05291	0.05262
66	0.05357	0.05327	0.05297	0.05267	0.05237	0.05207	0.05178
65	0.05253	0.05223	0.05193	0.05162	0.05132	0.05102
64	0.05157	0.05126	0.05096	0.05065	0.05035
63	0.05067	0.05036	0.05005	0.04974
62	0.04983	0.04952	0.04921
61	0.04904	0.04873
60	0.04831

Attained Age of Younger
Covered Person	76	77	78	79	80	81	82	83	84	85	86	87	88	89	90	91	92	93	94
94	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000
93	0.50666	0.50654	0.50642	0.50629	0.50617	0.50605	0.50593	0.50581	0.50568	0.50556	0.50544	0.50532	0.50520	0.50507	0.50495	0.50483	0.50471	0.50458
92	0.34225	0.34209	0.34192	0.34176	0.34160	0.34143	0.34127	0.34111	0.34094	0.34078	0.34061	0.34045	0.34028	0.34012	0.33996	0.33979	0.33963
91	0.26008	0.25989	0.25971	0.25952	0.25933	0.25915	0.25896	0.25878	0.25859	0.25840	0.25822	0.25803	0.25785	0.25766	0.25747	0.25729
90	0.21080	0.21060	0.21040	0.21020	0.21000	0.20980	0.20960	0.20940	0.20920	0.20900	0.20880	0.20860	0.20840	0.20820	0.20800
89	0.17796	0.17775	0.17754	0.17733	0.17712	0.17691	0.17670	0.17649	0.17628	0.17607	0.17586	0.17565	0.17544	0.17523
88	0.15452	0.15431	0.15409	0.15387	0.15365	0.15344	0.15322	0.15300	0.15278	0.15257	0.15235	0.15213	0.15192
87	0.13696	0.13674	0.13651	0.13629	0.13607	0.13584	0.13562	0.13539	0.13517	0.13495	0.13473	0.13450
86	0.12331	0.12308	0.12286	0.12263	0.12240	0.12217	0.12194	0.12171	0.12148	0.12125	0.12103
85	0.11241	0.11217	0.11194	0.11171	0.11147	0.11124	0.11101	0.11077	0.11054	0.11031
84	0.10349	0.10326	0.10302	0.10278	0.10254	0.10230	0.10207	0.10183	0.10159
83	0.09608	0.09584	0.09559	0.09535	0.09511	0.09487	0.09463	0.09439
82	0.08981	0.08956	0.08932	0.08907	0.08883	0.08858	0.08834
81	0.08445	0.08420	0.08395	0.08370	0.08345	0.08320
80	0.07980	0.07955	0.07930	0.07905	0.07880
79	0.07575	0.07550	0.07524	0.07499
78	0.07218	0.07192	0.07166
77	0.06901	0.06875
76	0.06619
75
74
73
72
71
70
69
68
67
66
65
64
63
62
61
60

APPENDIX H

EXAMPLE OF ALLOCATION ADJUSTMENT PROGRAM

The purpose of this example is to demonstrate the operation of the Allocation Adjustment Program. All Owners who purchase the Protective Income Manager rider or either of the SecurePay riders must participate in the Allocation Adjustment Program. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Variable Account will experience positive investment performance.

Under the Allocation Adjustment, if, on any Monthly Anniversary Date after the first Contract Anniversary, the Accumulation Unit value of a Sub-Account in Category 2 or 3 of the Allocation by Investment Category guidelines drops below its 12-month Simple Moving Average ("SMA"), the Sub-Account will be temporarily "restricted" from allocations of Purchase Payments and Contract Value and we will transfer all existing Contract Value in the Sub-Account to the Oppenheimer Money Fund Sub-Account.

Contract Month	Accumulation Unit Value	SMA12(A)		Is Sub-Account 1 Restricted?(B)	Hypothetical Contract Value in Sub-Account 1(C)	Hypothetical Contract Value in Money Fund Sub-Account(D)
12	6.17	6.16			10,000
13	6.24	6.17		No(E)	10,089
14	5.76	6.14		Yes	—	9,282	(F)
15	5.41	6.09		Yes		9,286
16	5.35	6.03		Yes		9,290
17	4.53	5.87		Yes		9,294
18	3.73	5.62		Yes		9,298
19	2.94	5.33		Yes		9,302
20	3.33	5.08		Yes		9,305
21	3.15	4.85		Yes		9,309
22	2.98	4.62		Yes		9,313
23	3.29	4.41		Yes		9,317
24	3.81	4.21		Yes		9,321
25	4.19	4.04	(G)	No(H)	9,325

(A)  SMA12 is the sum of the 12 most recent Monthly Anniversary Dates Accumulation Unit values divided by 12.

(B)  Once we calculate a Sub-Account's SMA on a Monthly Anniversary Date, we then compare that SMA to the Sub-Account's current Accumulation Unit value on that Monthly Anniversary Date. If the Sub-Account's current Accumulation Unit value is equal to or less than the Sub-Account's SMA over the most recent 12 Monthly Anniversary Dates, then we will consider the Sub-Account to be restricted.

(C)  $10,000 of the initial Purchase Payment is allocated to the hypothetical Sub-Account 1.

(D)  If a Sub-Account becomes restricted, as described in (B), we transfer the Contract Value in that Sub-Account to the Money Fund Sub-Account, until the Sub-Account is no longer restricted.

(E)  At the end of the first contract month after the first Contract Anniversary 1, the Accumulation Unit value of Sub-Account 1 (6.24) is greater than SMA12 (6.17). Therefore, Sub-Account 1 is not restricted.

(F)  At the end of contract month 14, the Accumulation Unit value of Sub-Account 1 (5.76) is less than or equal to SMA12 (6.14). Therefore, Sub-Account 1 is restricted and the entire allocation in Sub-Account 1 ($9,282) is transferred to the Money Sub-Account.

(G)  Calculation of SMA12 (4.19 + 3.81 + 3.29 + 2.98 + 3.15 + 3.33 + 2.94 + 3.73 + 4.53 + 5.35 + 5.41 + 5.76)/12 = 4.04.

(H)  At the end of contract month 25, the Accumulation Unit value of Sub-Account 1 (4.19) is greater than SMA12 (4.04). Therefore, Sub-Account 1 is no longer restricted and the entire allocation in the Money Fund Sub-Account is re-allocated back to Sub-Account 1.

H-1

APPENDIX I

EXAMPLE OF JOINT LIFE COVERAGE WITH SIGNIFICANT AGE DIFFERENCE BETWEEN
COVERED PERSONS UNDER THE PROTECTIVE INCOME MANAGER RIDER
(Riders Purchased on or after May 1, 2013)

The purpose of the following examples is to demonstrate the operation of the Protective Income Manager Rider under various Variable Account performance scenarios when there is joint life coverage and a significant age difference exists between the two Covered Persons. The examples are based on hypothetical Contract Values and transactions and employ the payment factors in effect as of May 1, 2013. The examples are not representative of past or future performance and are not intended to project or predict performance. There is, of course, no assurance that the Variable Account will experience positive investment performance. The examples reflect the deduction of fees and charges. See Appendix F for a detailed example of the operation of the Protective Income Manager Rider.

EXAMPLE 1—NEGATIVE VARIABLE ACCOUNT PERFORMANCE

ASSUMPTIONS:

•  Covered Person #1, Joe, 60 years old on the Rider Issue Date

•  Covered Person #2, Sally, 80 years old on the Rider Issue Date

•  Purchased the Protective Income Manager Rider at the time of Contract purchase

•  Elected Joint Life Coverage

•  Began making Protective Income Manager Withdrawals immediately equal to the annual Optimal Withdrawal Amount

•  Variable Account performance (before all fees and charges): -7% in all years

Contract Year	End of Year Oldest Attained Age	Premium	Beginning of Year Contract Value	Contract Charges	Protective Income Manager Withdrawal(A)	Impact of Fund Performance(B)	End of Year Contract Value(C)	Separate Account Performance	Protected Lifetime Payment	Annuity Payment
1	81	$100,000.00	$100,000.00	$2,412.22	$4,391.35	$(7,679.07)	$85,517.36	-7.00%
2	82	$0.00	$85,517.36	$2,231.96	$4,391.35	$(6,536.31)	$72,357.74	-7.00%
3	83	$0.00	$72,357.74	$2,068.16	$4,391.35	$(5,499.32)	$60,398.91	-7.00%
4	84	$0.00	$60,398.91	$1,919.31	$4,391.35	$(4,556.97)	$49,531.27	-7.00%
5	85	$0.00	$49,531.27	$1,784.05	$4,391.35	$(3,699.53)	$39,656.34	-7.00%
6	86	$0.00	$39,656.34	$1,661.14	$4,391.35	$(2,921.23)	$30,682.62	-7.00%
7	87	$0.00	$30,682.62	$1,549.45	$4,391.35	$(2,213.23)	$22,528.59	-7.00%
8	88	$0.00	$22,528.59	$1,447.96	$4,391.35	$(1,570.74)	$15,118.54	-7.00%
9	89	$0.00	$15,118.54	$1,355.73	$4,391.35	$(986.46)	$8,384.99	-7.00%
10	90	$0.00	$8,384.99	$1,271.92	$4,391.35	$(455.58)	$2,266.15	-7.00%
11	91	$0.00	$2,266.15	$507.07	$4,391.35	$(44.82)	$0.00	-7.00%
12	92	$0.00	$0.00	$0.00	$4,391.35	$0.00	$0.00	-7.00%
13	93	$0.00	$0.00	$0.00	$4,391.35	$0.00	$0.00	-7.00%
14	94	$0.00	$0.00	$0.00	$4,391.35	$0.00	$0.00	-7.00%
15	95	$0.00	$0.00	$0.00	$4,391.35	$0.00	$0.00	-7.00%	$4,391.35	$0.00	(D)

(A)  $4,391.35 equals .04391 (the Protective Income Manager Payment Factor in year one) x $100,000 (the initial Contract Value). The Protective Income Manager Payment Factor is based on the age of Joe (the younger Covered Person) on the Rider Issue Date, as well as his attained age on the date we calculate the Optimal Withdrawal Amount (which, in this example, is the full amount withdrawn each year).

(B)  The numbers in the Impact of Fund Performance column reflect the performance of the underlying funds and fund expenses.

(C)  The End of Year Contract Value is equal to the Beginning of Year Contract Value minus Contract Charges minus the PIM Withdrawal minus Fund Expenses.

(D)  On the Maximum Annuity Date, which is when Sally (the older Covered Person) reaches age 95, Sally and Joe must choose to receive annuity payments under their Contract or Protected Lifetime Payments under the rider. Because there is no Contract Value remaining to annuitize, Sally and Joe will receive Protected Lifetime Payments in an annual amount of $4,391.35 until they both die.

EXAMPLE 2—FLAT VARIABLE ACCOUNT PERFORMANCE

ASSUMPTIONS:

•  Covered Person #1, Joe, 60 years old on the Rider Issue Date

•  Covered Person #2, Sally, 80 years old on the Rider Issue Date

•  Purchased the Protective Income Manager Rider at the time of Contract purchase

•  Elected Joint Life Coverage

•  Began making Protective Income Manager Withdrawals immediately equal to the annual Optimal Withdrawal Amount

•  Variable Account performance (before all fees and charges): 0% in all years

Contract Year	End of Year Oldest Attained Age	Premium	Beginning of Year Contract Value	Contract Charges	Protective Income Manager Withdrawal(A)	Impact of Fund Performance(B)	End of Year Contract Value(C)	Separate Account Performance	Protected Lifetime Payment	Annuity Payment
1	81	$100,000.00	$100,000.00	$2,453.28	$4,391.35	$(964.06)	$92,191.31	0.00%
2	82	$0.00	$92,191.31	$2,352.83	$4,391.35	$(886.79)	$84,560.34	0.00%
3	83	$0.00	$84,560.34	$2,254.67	$4,391.35	$(811.28)	$77,103.04	0.00%
4	84	$0.00	$77,103.04	$2,158.74	$4,391.35	$(737.49)	$69,815.46	0.00%
5	85	$0.00	$69,815.46	$2,064.99	$4,391.35	$(665.38)	$62,693.74	0.00%
6	86	$0.00	$62,693.74	$1,973.38	$4,391.35	$(594.91)	$55,734.11	0.00%
7	87	$0.00	$55,734.11	$1,883.85	$4,391.35	$(526.04)	$48,932.87	0.00%
8	88	$0.00	$48,932.87	$1,796.36	$4,391.35	$(458.74)	$42,286.42	0.00%
9	89	$0.00	$42,286.42	$1,710.86	$4,391.35	$(392.97)	$35,791.23	0.00%
10	90	$0.00	$35,791.23	$1,627.31	$4,391.35	$(328.70)	$29,443.87	0.00%
11	91	$0.00	$29,443.87	$1,545.66	$4,391.35	$(265.89)	$23,240.98	0.00%
12	92	$0.00	$23,240.98	$1,465.86	$4,391.35	$(204.51)	$17,179.25	0.00%
13	93	$0.00	$17,179.25	$1,387.89	$4,391.35	$(144.53)	$11,255.48	0.00%
14	94	$0.00	$11,255.48	$1,311.69	$4,391.35	$(85.91)	$5,466.54	0.00%
15	95	$0.00	$5,466.54	$1,237.22	$4,391.35	$(28.63)	$0.00	0.00%	$4,391.35	$0.00	(D)

(A)  $4,391.35 equals .04391 (the Protective Income Manager Payment Factor in year one) x $100,000 (the initial Contract Value). The Protective Income Manager Payment Factor is based on the age of Joe (the younger Covered Person) on the Rider Issue Date, as well as his attained age on the date we calculate the Optimal Withdrawal Amount (which, in this example, is the full amount withdrawn each year).

(B)  The numbers in the Impact of Fund Performance column reflect the performance of the underlying funds and fund expenses.

(C)  The End of Year Contract Value is equal to the Beginning of Year Contract Value minus Contract Charges minus the PIM Withdrawal minus Fund Expenses.

(D)  On the Maximum Annuity Date, which is when Sally (the older Covered Person) reaches age 95, Sally and Joe must choose to receive annuity payments under their Contract or Protected Lifetime Payments under the rider. Because there is no Contract Value remaining to annuitize, Sally and Joe will receive Protected Lifetime Payments in an annual amount of $4,391.35 until they both die.

EXAMPLE 3—POSITIVE VARIABLE ACCOUNT PERFORMANCE

ASSUMPTIONS:

•  Covered Person #1, Joe, 60 years old on the Rider Issue Date

•  Covered Person #2, Sally, 80 years old on the Rider Issue Date

•  Purchased the Protective Income Manager Rider at the time of Contract purchase

•  Elected Joint Life Coverage

•  Began making Protective Income Manager Withdrawals immediately equal to the annual Optimal Withdrawal Amount

•  Variable Account performance (before all fees and charges): 7% in all years

Contract Year	End of Year Oldest Attained Age	Premium	Beginning of Year Contract Value	Contract Charges	Protective Income Manager Withdrawal(A)	Impact of Fund Performance(B)	End of Year Contract Value(C)	Separate Account Performance	Protected Lifetime Payment	Annuity Payment
1	81	$100,000.00	$100,000.00	$2,493.32	$4,391.35	$5,755.27	$98,870.59	7.00%
2	82	$0.00	$98,870.59	$2,478.17	$4,417.81	$5,687.84	$97,662.45	7.00%
3	83	$0.00	$97,662.45	$2,461.98	$4,443.84	$5,615.56	$96,372.18	7.00%
4	84	$0.00	$96,372.18	$2,444.71	$4,469.37	$5,538.71	$94,996.81	7.00%
5	85	$0.00	$94,996.81	$2,426.30	$4,494.34	$5,456.67	$93,532.84	7.00%
6	86	$0.00	$93,532.84	$2,406.73	$4,518.65	$5,369.45	$91,976.91	7.00%
7	87	$0.00	$91,976.91	$2,385.95	$4,542.21	$5,277.45	$90,326.21	7.00%
8	88	$0.00	$90,326.21	$2,363.90	$4,564.95	$5,179.17	$88,576.53	7.00%
9	89	$0.00	$88,576.53	$2,340.55	$4,586.72	$5,075.38	$86,724.64	7.00%
10	90	$0.00	$86,724.64	$2,315.85	$4,607.41	$4,965.50	$84,766.88	7.00%
11	91	$0.00	$84,766.88	$2,289.75	$4,626.88	$4,849.02	$82,699.27	7.00%
12	92	$0.00	$82,699.27	$2,262.20	$4,644.93	$4,726.54	$80,518.68	7.00%
13	93	$0.00	$80,518.68	$2,233.17	$4,661.41	$4,597.58	$78,221.69	7.00%
14	94	$0.00	$78,221.69	$2,202.60	$4,676.13	$4,461.37	$75,804.33	7.00%
15	95	$0.00	$75,804.33	$2,170.44	$4,688.81	$4,318.36	$73,263.44	7.00%	$4,391.35	$4,564.76	(D)

(A)  $4,391.35 equals .04391 (the Protective Income Manager Payment Factor in year one) x $100,000 (the initial Contract Value). The Protective Income Manager Payment Factor is based on the age of Joe (the younger Covered Person) on the Rider Issue Date, as well as his attained age on the date we calculate the Optimal Withdrawal Amount (which, in this example, is the full amount withdrawn each year).

(B)  The numbers in the Impact of Fund Performance column reflect the performance of the underlying funds and fund expenses.

(C)  The End of Year Contract Value is equal to the Beginning of Year Contract Value minus Contract Charges minus the PIM Withdrawal minus Fund Expenses.

(D)  On the Maximum Annuity Date, which is when Sally (the older Covered Person) reaches age 95, Sally and Joe must choose to receive annuity payments under their Contract or Protected Lifetime Payments under the rider. Because the annuity payments of $4,564.76 are greater than Protected Lifetime Payments of $4,391.35, Sally and Joe will receive annuity payments in an annual amount of $4,564.76 until they both die. The $4,564.76 represents Annuity Option B—Life Income With Or Without A Certain Period under the Contract with a 10-year Certain Period, assuming a 4% current interest rate.

(This page has been left blank intentionally.)

(This page has been left blank intentionally.)

(This page has been left blank intentionally.)

Please tear off, complete and return this form to order a free Statement of Additional Information for the Contracts offered under the prospectus. Address the form to Protective Life's Life and Annuity Division, customer service center at the address shown on the cover.

Please send me a free copy of the Statement of Additional Information for the Protective Variable Annuity NY Contract.

______________________________________________________________________________________________________ Name:
______________________________________________________________________________________________________ Address
______________________________________________________________________________________________________ City, State, Zip
______________________________________________________________________________________________________ Daytime Telephone Number

PART B

INFORMATION REQUIRED TO BE IN
THE STATEMENT OF ADDITIONAL INFORMATION

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

P.O. Box 10648
Birmingham, Alabama 35202-0648
Telephone: 1-800-456-6330

STATEMENT OF ADDITIONAL INFORMATION
VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE
PROTECTIVE VARIABLE ANNUITY NY
A FLEXIBLE PREMIUM
DEFERRED VARIABLE AND FIXED ANNUITY CONTRACT

This Statement of Additional Information contains information in addition to the information described in the Prospectus for the Protective Variable Annuity NY, an individual flexible premium deferred variable and fixed annuity contract (the "Contract") offered by Protective Life and Annuity Insurance Company. This Statement of Additional Information is not a Prospectus. It should be read only in conjunction with the Prospectuses for the Contract and the Funds. The Prospectus for the Contract is dated the same as this Statement of Additional Information. You may obtain a copy of the Prospectus by writing or calling us at our address or phone number shown above.

THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2013.

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

Page
SAFEKEEPING OF ACCOUNT ASSETS	1
STATE REGULATION	1
RECORDS AND REPORTS	1
LEGAL MATTERS	1
EXPERTS	1
OTHER INFORMATION	2
FINANCIAL STATEMENTS	2

SAFEKEEPING OF ACCOUNT ASSETS

Title to the assets of the Variable Account is held by Protective Life. The assets are kept physically segregated and held separate and apart from the Company's General Account assets and from the assets in any other separate account.

Records are maintained of all purchases and redemptions of Fund shares held by each of the Sub-Accounts.

The officers and employees of Protective Life are covered by an insurance company blanket bond issued in the amount of $20 million dollars. The bond insures against dishonest and fraudulent acts of officers and employees.

STATE REGULATION

Protective Life is subject to regulation and supervision by the Department of Insurance of the State of Alabama which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. Where required, a copy of the Contract form has been filed with, and, if applicable, approved by, insurance officials in each jurisdiction where the Contracts are sold. Protective Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

RECORDS AND REPORTS

Protective Life will maintain all records and accounts relating to the Variable Account. As presently required by the 1940 Act and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Owner(s) periodically at the last known address.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D. C. has provided advice on certain matters relating to the federal securities laws.

EXPERTS

The statement of assets and liabilities of Variable Annuity Account A of Protective Life as of December 31, 2012 and the related statement of operations for the year then ended and the statement of changes in net assets for the years ended December 31, 2012 and 2011 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The statutory financial statements and schedules of Protective Life and Annuity Insurance Company as of December 31, 2012 and 2011, and for the years then ended (prepared using accounting practices prescribed or permitted by the Insurance Department of the State of Alabama) included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

1

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N. E., Washington, D.C. 20549.

FINANCIAL STATEMENTS

The audited statement of assets and liabilities of the Variable Annuity Account A of Protective Life as of December 31, 2012 and the related statement of operations for the year then ended and the changes in net assets for the years ended December 31, 2012 and 2011 as well as the Report of Independent Registered Public Accounting Firm are contained herein.

The statutory financial statements of Protective Life as of December 31, 2012 and 2011 and the related statutory statements of operations, changes in capital and surplus, and cash flows for each of the two years ended December 31, 2012 as well as the Report of Independent Auditors are contained herein. Protective Life's Financial Statements should be considered only as bearing on its ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in Variable Annuity Account A of Protective Life.

Financial Statements follow this page.

2

INDEX TO FINANCIAL STATEMENTS

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE
Report of Independent Registered Public Accounting Firm	F-2
Statement of Assets and Liabilities for the year ended December 31, 2012	F-3
Statement of Operations for the year ended December 31, 2012	F-13
Statement of Changes in Net Assets for the year ended December 31, 2012	F-28
Statement of Changes in Net Assets for the year ended December 31, 2011	F-43
Notes to Financial Statements	F-58
PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY
Report of Independent Auditors	F-90
Statements of Admitted Assets, Liabilities, and Capital and Surplus ended December 31, 2012, and 2011	F-92
Statement of Operations as of December 31, 2012 and 2011	F-93
Statement of Changes in Capital and Surplus	F-94
Statements of Cash Flows for the years ended December 31, 2012, and 2011	F-95
Notes to Consolidated Financial Statements	F-96
Supplemental Schedules:
Selected Financial Data Schedule	S-1
Summary Investment Schedule	S-4
Investment Risk Interrogatories	S-5

All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

Report of Independent Registered Public Accounting Firm

To the Contract Owners of the Variable Annuity Account A of Protective Life
and Board of Directors of Protective Life and Annuity Insurance Company:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts as listed in Note 1 to such financial statements of the Variable Annuity Account A of Protective Life (the "Separate Account") at December 31, 2012, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period ended December 31, 2012 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Protective Life and Annuity Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Birmingham, Alabama
April 23, 2013

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF ASSETS AND LIABILITIES
Year Ended December 31, 2012
(in thousands)

	Goldman Sachs Large Cap Value	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity
Assets
Investment in sub-accounts at fair value	$19	$28	$50
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	19	28	50
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$19	$28	$50
	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC
Assets
Investment in sub-accounts at fair value	$50	$102	$2,322
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	50	102	2,322
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$50	$102	$2,322
	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Strategic International Equity SC	Goldman Sachs Structured US Equity SC
Assets
Investment in sub-accounts at fair value	$2,038	$1,135	$13
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	2,038	1,135	13
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$2,038	$1,135	$13

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Goldman Sachs VIT Growth Opportunities SC	Goldman Sachs Mid Cap Value SC	MFS Growth Series IC
Assets
Investment in sub-accounts at fair value	$145	$1,612	$72
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	145	1,612	72
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$145	$1,612	$72
	MFS Research IC	MFS Investors Trust IC	MFS Total Return IC
Assets
Investment in sub-accounts at fair value	$28	$70	$72
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	28	70	72
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$28	$70	$72
	MFS New Discovery IC	MFS Utilities IC	MFS Growth Series SC
Assets
Investment in sub-accounts at fair value	$14	$58	$500
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	14	58	500
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$14	$58	$500

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2012
(in thousands)

	MFS Research SC	MFS Investors Trust SC	MFS Total Return SC
Assets
Investment in sub-accounts at fair value	$29	$2,118	$985
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	29	2,118	985
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$29	$2,118	$985
	MFS New Discovery SC	MFS Utilities SC	MFS Investors Growth Stock SC
Assets
Investment in sub-accounts at fair value	$1,745	$842	$383
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	1,745	842	383
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$1,745	$842	$383
	MFS VIT Research Bond SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC
Assets
Investment in sub-accounts at fair value	$2,028	$1,848	$213
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	2,028	1,848	213
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$2,028	$1,848	$213

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2012
(in thousands)

	MFS VIT II International Value SC	Oppenheimer Money Fund/VA	Oppenheimer Small & Mid Cap Fund/VA
Assets
Investment in sub-accounts at fair value	$101	$1,557	$90
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	101	1,557	90
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$101	$1,557	$90
	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Fund/VA	Oppenheimer Global Strategic Income Fund/VA
Assets
Investment in sub-accounts at fair value	$118	$17	$101
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	118	17	101
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$118	$17	$101
	Oppenheimer Global Securites Fund/VA	Oppenheimer Small & Mid Cap Fund/VA SC	Oppenheimer Capital Appreciation Fund/VA SC
Assets
Investment in sub-accounts at fair value	$198	$4	$158
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	198	4	158
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$198	$4	$158

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Oppenheimer Main Street Fund/VA SC	Oppenheimer Global Strategic Income Fund/VA SC	Oppenheimer Global Securites Fund/VA SC
Assets
Investment in sub-accounts at fair value	$335	$6,505	$2,555
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	335	6,505	2,555
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$335	$6,505	$2,555
	Invesco Van Kampen VI American Franchise	Invesco Van Kampen VI Comstock	Invesco Van Kampen VI Growth & Income
Assets
Investment in sub-accounts at fair value	$99	$164	$92
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	99	164	92
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$99	$164	$92
	Invesco Van Kampen VI Mid-Cap Growth II	Invesco Van Kampen VI Equity and Income II	Invesco Van Kampen VI Comstock II
Assets
Investment in sub-accounts at fair value	$717	$1,396	$740
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	717	1,396	740
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$717	$1,396	$740

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Invesco Van Kampen VI Growth & Income II	Invesco Van Kampen VI American Value II	Invesco VI Balanced Risk Allocation II
Assets
Investment in sub-accounts at fair value	$4,701	$485	$5,898
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	4,701	485	5,898
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$4,701	$485	$5,898
	Invesco VI Government Securities II	Invesco VI International Growth II	Invesco VI Global Real Estate II
Assets
Investment in sub-accounts at fair value	$1,201	$87	$175
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	1,201	87	175
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$1,201	$87	$175
	Invesco VI Small Cap Equity II	UIF Global Real Estate II	Lord Abbett Growth & Income
Assets
Investment in sub-accounts at fair value	$19	$669	$612
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	19	669	612
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$19	$669	$612

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Lord Abbett Bond Debenture	Lord Abbett Mid Cap Stock	Lord Abbett Growth Opportunities
Assets
Investment in sub-accounts at fair value	$5,238	$289	$148
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	5,238	289	148
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$5,238	$289	$148
	Lord Abbett Calibrated Dividend Growth	Lord Abbett International Opportunities	Lord Abbett Classic Stock
Assets
Investment in sub-accounts at fair value	$317	$155	$666
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	317	155	666
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$317	$155	$666
	Lord Abbett Series Fundamental Equity VC	Fidelity Index 500 Portfolio SC2	Fidelity Contrafund Portfolio SC2
Assets
Investment in sub-accounts at fair value	$2,435	$2,388	$3,678
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	2,435	2,388	3,678
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$2,435	$2,388	$3,678

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Fidelity Mid Cap SC2	Fidelity Equity Income SC2	Fidelity Investment Grade Bonds SC2
Assets
Investment in sub-accounts at fair value	$2,680	$176	$4,625
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	2,680	176	4,625
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$2,680	$176	$4,625
	Franklin Flex Cap Growth Securities	Franklin Income Securities	Franklin Rising Dividend Securities
Assets
Investment in sub-accounts at fair value	$82	$4,024	$4,797
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	82	4,024	4,797
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$82	$4,024	$4,797
	Franklin Small-Mid Cap Growth Securities	Franklin Small Cap Value Securities CL 2	Franklin US Government Fund
Assets
Investment in sub-accounts at fair value	$570	$825	$4,461
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	570	825	4,461
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$570	$825	$4,461

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Templeton Growth Securities	Templeton Foreign Securities	Templeton Global Bond Securities Fund II
Assets
Investment in sub-accounts at fair value	$235	$1,458	$5,841
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	235	1,458	5,841
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$235	$1,458	$5,841
	Templeton Developing Markets Sec CL2	Mutual Shares Securities	Legg Mason ClearBridge Variable Mid Cap Core II
Assets
Investment in sub-accounts at fair value	$127	$5,133	$855
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	127	5,133	855
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$127	$5,133	$855
	Legg Mason ClearBridge Variable Small Cap Growth II	Legg Mason Dynamic Multi-Strategy VIT Portfolio II	PIMCO VIT Long-Term US Government Advisor
Assets
Investment in sub-accounts at fair value	$297	$5,649	$1,001
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	297	5,649	1,001
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$297	$5,649	$1,001

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2012
(in thousands)

	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor
Assets
Investment in sub-accounts at fair value	$2,283	$8,044	$1,290
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	2,283	8,044	1,290
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$2,283	$8,044	$1,290
	PIMCO VIT Total Return Advisor	PIMCO VIT All Asset Advisor	Royce Capital Fund Micro-Cap SC
Assets
Investment in sub-accounts at fair value	$13,201	$349	$819
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	13,201	349	819
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$13,201	$349	$819

Royce Capital Fund Small-Cap SC
Assets
Investment in sub-accounts at fair value	$2,739
Receivable from Protective Life & Annuity Insurance Company	—
Total Assets	2,739
Liabilities
Payable to Protective Life & Annuity Insurance Company	—
Net Assets	$2,739

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS
Year Ended December 31, 2012
(in thousands)

	Goldman Sachs Large Cap Value	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity
Investment Income
Dividends	$—	$1	$1
Expense
Mortality and expense risk and administrative charges	—	—	1
Net investment income (loss)	—	1	—
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	(1)	(1)	(4)
Capital gain distribution	—	—	—
Net realized gain (loss) on investments	(1)	(1)	(4)
Net unrealized appreciation (depreciation) on investments during the period	4	5	10
Net realized and unrealized gain (loss) on investments	3	4	6
Net Increase (Decrease) in Net Assets Resulting from Operations	$3	$5	$6
	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC
Investment Income
Dividends	$1	$1	$10
Expense
Mortality and expense risk and administrative charges	1	1	25
Net investment income (loss)	—	—	(15)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	—	—	46
Capital gain distribution	—	—	—
Net realized gain (loss) on investments	—	—	46
Net unrealized appreciation (depreciation) on investments during the period	5	16	211
Net realized and unrealized gain (loss) on investments	5	16	257
Net Increase (Decrease) in Net Assets Resulting from Operations	$5	$16	$242

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Strategic International Equity SC	Goldman Sachs Structured US Equity SC
Investment Income
Dividends	$23	$20	$—
Expense
Mortality and expense risk and administrative charges	26	7	—
Net investment income (loss)	(3)	13	—
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	3	11	—
Capital gain distribution	50	—	—
Net realized gain (loss) on investments	53	11	—
Net unrealized appreciation (depreciation) on investments during the period	213	69	2
Net realized and unrealized gain (loss) on investments	266	80	2
Net Increase (Decrease) in Net Assets Resulting from Operations	$263	$93	$2
	Goldman Sachs VIT Growth Opportunities SC	Goldman Sachs Mid Cap Value SC	MFS Growth Series IC
Investment Income
Dividends	$—	$15	$—
Expense
Mortality and expense risk and administrative charges	1	16	1
Net investment income (loss)	(1)	(1)	(1)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	2	5	2
Capital gain distribution	12	—	—
Net realized gain (loss) on investments	14	5	2
Net unrealized appreciation (depreciation) on investments during the period	3	158	10
Net realized and unrealized gain (loss) on investments	17	163	12
Net Increase (Decrease) in Net Assets Resulting from Operations	$16	$162	$11

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	MFS Research IC	MFS Investors Trust IC	MFS Total Return IC
Investment Income
Dividends	$—	$1	$2
Expense
Mortality and expense risk and administrative charges	—	1	1
Net investment income (loss)	—	—	1
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	—	—	1
Capital gain distribution	—	—	—
Net realized gain (loss) on investments	—	—	1
Net unrealized appreciation (depreciation) on investments during the period	3	10	4
Net realized and unrealized gain (loss) on investments	3	10	5
Net Increase (Decrease) in Net Assets Resulting from Operations	$3	$10	$6
	MFS New Discovery IC	MFS Utilities IC	MFS Growth Series SC
Investment Income
Dividends	$—	$4	$—
Expense
Mortality and expense risk and administrative charges	—	1	4
Net investment income (loss)	—	3	(4)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	1	—	(5)
Capital gain distribution	2	—	—
Net realized gain (loss) on investments	3	—	(5)
Net unrealized appreciation (depreciation) on investments during the period	2	5	34
Net realized and unrealized gain (loss) on investments	5	5	29
Net Increase (Decrease) in Net Assets Resulting from Operations	$5	$8	$25

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	MFS Research SC	MFS Investors Trust SC	MFS Total Return SC
Investment Income
Dividends	$—	$10	$15
Expense
Mortality and expense risk and administrative charges	—	21	9
Net investment income (loss)	—	(11)	6
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	—	44	1
Capital gain distribution	—	—	—
Net realized gain (loss) on investments	—	44	1
Net unrealized appreciation (depreciation) on investments during the period	3	180	35
Net realized and unrealized gain (loss) on investments	3	224	36
Net Increase (Decrease) in Net Assets Resulting from Operations	$3	$213	$42
	MFS New Discovery SC	MFS Utilities SC	MFS Investors Growth Stock SC
Investment Income
Dividends	$—	$36	$—
Expense
Mortality and expense risk and administrative charges	18	8	3
Net investment income (loss)	(18)	28	(3)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	14	2	6
Capital gain distribution	127	—	9
Net realized gain (loss) on investments	141	2	15
Net unrealized appreciation (depreciation) on investments during the period	68	29	19
Net realized and unrealized gain (loss) on investments	209	31	34
Net Increase (Decrease) in Net Assets Resulting from Operations	$191	$59	$31

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	MFS VIT Research Bond SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC
Investment Income
Dividends	$69	$12	$1
Expense
Mortality and expense risk and administrative charges	30	13	1
Net investment income (loss)	39	(1)	—
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	8	16	—
Capital gain distribution	17	6	3
Net realized gain (loss) on investments	25	22	3
Net unrealized appreciation (depreciation) on investments during the period	43	62	11
Net realized and unrealized gain (loss) on investments	68	84	14
Net Increase (Decrease) in Net Assets Resulting from Operations	$107	$83	$14
	MFS VIT II International Value SC	Oppenheimer Money Fund/VA	Oppenheimer Small & Mid Cap Fund/VA
Investment Income
Dividends	$—	$—	$—
Expense
Mortality and expense risk and administrative charges	—	16	1
Net investment income (loss)	—	(16)	(1)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	1	—	(10)
Capital gain distribution	—	—	—
Net realized gain (loss) on investments	1	—	(10)
Net unrealized appreciation (depreciation) on investments during the period	2	—	24
Net realized and unrealized gain (loss) on investments	3	—	14
Net Increase (Decrease) in Net Assets Resulting from Operations	$3	$(16)	$13

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Fund/VA	Oppenheimer Global Strategic Income Fund/VA
Investment Income
Dividends	$1	$—	$6
Expense
Mortality and expense risk and administrative charges	2	—	1
Net investment income (loss)	(1)	—	5
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	1	1	—
Capital gain distribution	—	—	1
Net realized gain (loss) on investments	1	1	1
Net unrealized appreciation (depreciation) on investments during the period	14	1	4
Net realized and unrealized gain (loss) on investments	15	2	5
Net Increase (Decrease) in Net Assets Resulting from Operations	$14	$2	$10
	Oppenheimer Global Securites Fund/VA	Oppenheimer High Income Fund/VA	Oppenheimer Small & Mid Cap Fund/VA SC
Investment Income
Dividends	$5	$—	$—
Expense
Mortality and expense risk and administrative charges	3	—	—
Net investment income (loss)	2	—	—
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	9	(9)	—
Capital gain distribution	—	—	—
Net realized gain (loss) on investments	9	(9)	—
Net unrealized appreciation (depreciation) on investments during the period	24	10	1
Net realized and unrealized gain (loss) on investments	33	1	1
Net Increase (Decrease) in Net Assets Resulting from Operations	$35	$1	$1

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Oppenheimer Capital Appreciation Fund/VA SC	Oppenheimer Main Street Fund/VA SC	Oppenheimer Global Strategic Income Fund/VA SC
Investment Income
Dividends	$—	$2	$220
Expense
Mortality and expense risk and administrative charges	2	4	62
Net investment income (loss)	(2)	(2)	158
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	—	2	5
Capital gain distribution	—	—	42
Net realized gain (loss) on investments	—	2	47
Net unrealized appreciation (depreciation) on investments during the period	14	35	208
Net realized and unrealized gain (loss) on investments	14	37	255
Net Increase (Decrease) in Net Assets Resulting from Operations	$12	$35	$413
	Oppenheimer Global Securites Fund/VA SC	Oppenheimer High Income Fund/VA SC	Invesco Van Kampen VI American Franchise
Investment Income
Dividends	$32	$1	$—
Expense
Mortality and expense risk and administrative charges	25	—	1
Net investment income (loss)	7	1	(1)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	(11)	—	1
Capital gain distribution	—	—	—
Net realized gain (loss) on investments	(11)	—	1
Net unrealized appreciation (depreciation) on investments during the period	302	—	12
Net realized and unrealized gain (loss) on investments	291	—	13
Net Increase (Decrease) in Net Assets Resulting from Operations	$298	$1	$12

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Invesco Van Kampen VI Comstock	Invesco Van Kampen VI Growth & Income	Invesco Van Kampen VI Mid-Cap Growth II
Investment Income
Dividends	$3	$1	$—
Expense
Mortality and expense risk and administrative charges	2	1	8
Net investment income (loss)	1	—	(8)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	—	2	4
Capital gain distribution	—	—	24
Net realized gain (loss) on investments	—	2	28
Net unrealized appreciation (depreciation) on investments during the period	24	9	24
Net realized and unrealized gain (loss) on investments	24	11	52
Net Increase (Decrease) in Net Assets Resulting from Operations	$25	$11	$44
	Invesco Van Kampen VI Equity and Income II	Invesco Van Kampen VI Comstock II	Invesco Van Kampen VI Growth & Income II
Investment Income
Dividends	$23	$10	$53
Expense
Mortality and expense risk and administrative charges	18	6	51
Net investment income (loss)	5	4	2
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	20	29	53
Capital gain distribution	—	—	—
Net realized gain (loss) on investments	20	29	53
Net unrealized appreciation (depreciation) on investments during the period	85	47	308
Net realized and unrealized gain (loss) on investments	105	76	361
Net Increase (Decrease) in Net Assets Resulting from Operations	$110	$80	$363

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Invesco Van Kampen VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Government Securities II
Investment Income
Dividends	$—	$28	$15
Expense
Mortality and expense risk and administrative charges	2	25	5
Net investment income (loss)	(2)	3	10
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	5	—	—
Capital gain distribution	—	13	—
Net realized gain (loss) on investments	5	13	—
Net unrealized appreciation (depreciation) on investments during the period	3	82	(14)
Net realized and unrealized gain (loss) on investments	8	95	(14)
Net Increase (Decrease) in Net Assets Resulting from Operations	$6	$98	$(4)
	Invesco VI International Growth II	Invesco VI Global Real Estate II	Invesco VI Small Cap Equity II
Investment Income
Dividends	$1	$—	$—
Expense
Mortality and expense risk and administrative charges	1	—	—
Net investment income (loss)	—	—	—
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	1	—	—
Capital gain distribution	—	—	—
Net realized gain (loss) on investments	1	—	—
Net unrealized appreciation (depreciation) on investments during the period	5	6	1
Net realized and unrealized gain (loss) on investments	6	6	1
Net Increase (Decrease) in Net Assets Resulting from Operations	$6	$6	$1

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	UIF Global Real Estate II	Lord Abbett Growth & Income	Lord Abbett Bond Debenture
Investment Income
Dividends	$3	$6	$283
Expense
Mortality and expense risk and administrative charges	7	11	58
Net investment income (loss)	(4)	(5)	225
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	3	14	2
Capital gain distribution	—	—	63
Net realized gain (loss) on investments	3	14	65
Net unrealized appreciation (depreciation) on investments during the period	93	54	106
Net realized and unrealized gain (loss) on investments	96	68	171
Net Increase (Decrease) in Net Assets Resulting from Operations	$92	$63	$396
	Lord Abbett Mid Cap Stock	Lord Abbett Growth Opportunities	Lord Abbett Calibrated Dividend Growth
Investment Income
Dividends	$1	$—	$9
Expense
Mortality and expense risk and administrative charges	3	1	4
Net investment income (loss)	(2)	(1)	5
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	12	(2)	6
Capital gain distribution	—	8	—
Net realized gain (loss) on investments	12	6	6
Net unrealized appreciation (depreciation) on investments during the period	23	5	15
Net realized and unrealized gain (loss) on investments	35	11	21
Net Increase (Decrease) in Net Assets Resulting from Operations	$33	$10	$26

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Lord Abbett International Opportunities	Lord Abbett Classic Stock	Lord Abbett Series Fundamental Equity VC
Investment Income
Dividends	$3	$7	$13
Expense
Mortality and expense risk and administrative charges	5	4	26
Net investment income (loss)	(2)	3	(13)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	1	3	6
Capital gain distribution	2	—	36
Net realized gain (loss) on investments	3	3	42
Net unrealized appreciation (depreciation) on investments during the period	59	20	102
Net realized and unrealized gain (loss) on investments	62	23	144
Net Increase (Decrease) in Net Assets Resulting from Operations	$60	$26	$131
	Fidelity Index 500 Portfolio SC2	Fidelity Contrafund Portfolio SC2	Fidelity Mid Cap SC2
Investment Income
Dividends	$38	$38	$10
Expense
Mortality and expense risk and administrative charges	23	34	28
Net investment income (loss)	15	4	(18)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	7	58	5
Capital gain distribution	17	—	213
Net realized gain (loss) on investments	24	58	218
Net unrealized appreciation (depreciation) on investments during the period	122	208	18
Net realized and unrealized gain (loss) on investments	146	266	236
Net Increase (Decrease) in Net Assets Resulting from Operations	$161	$270	$218
The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Fidelity Equity Income SC2	Fidelity Investment Grade Bonds SC2	Franklin Flex Cap Growth Securities
Investment Income
Dividends	$5	$92	$—
Expense
Mortality and expense risk and administrative charges	3	60	1
Net investment income (loss)	2	32	(1)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	—	33	4
Capital gain distribution	11	104	—
Net realized gain (loss) on investments	11	137	4
Net unrealized appreciation (depreciation) on investments during the period	11	(33)	2
Net realized and unrealized gain (loss) on investments	22	104	6
Net Increase (Decrease) in Net Assets Resulting from Operations	$24	$136	$5
	Franklin Income Securities	Franklin Rising Dividend Securities	Franklin Small-Mid Cap Growth Securities
Investment Income
Dividends	$134	$40	$—
Expense
Mortality and expense risk and administrative charges	36	42	7
Net investment income (loss)	98	(2)	(7)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	12	53	(13)
Capital gain distribution	—	—	43
Net realized gain (loss) on investments	12	53	30
Net unrealized appreciation (depreciation) on investments during the period	136	231	5
Net realized and unrealized gain (loss) on investments	148	284	35
Net Increase (Decrease) in Net Assets Resulting from Operations	$246	$282	$28

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Franklin Small Cap Value Securities CL 2	Franklin US Government Fund	Templeton Growth Securities
Investment Income
Dividends	$3	$90	$2
Expense
Mortality and expense risk and administrative charges	6	51	2
Net investment income (loss)	(3)	39	—
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	3	2	1
Capital gain distribution	—	—	—
Net realized gain (loss) on investments	3	2	1
Net unrealized appreciation (depreciation) on investments during the period	79	(29)	26
Net realized and unrealized gain (loss) on investments	82	(27)	27
Net Increase (Decrease) in Net Assets Resulting from Operations	$79	$12	$27
	Templeton Foreign Securities	Templeton Global Bond Securities Fund II	Templeton Developing Markets Sec CL2
Investment Income
Dividends	$32	$181	$—
Expense
Mortality and expense risk and administrative charges	18	47	—
Net investment income (loss)	14	134	—
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	14	5	—
Capital gain distribution	—	5	—
Net realized gain (loss) on investments	14	10	—
Net unrealized appreciation (depreciation) on investments during the period	149	277	6
Net realized and unrealized gain (loss) on investments	163	287	6
Net Increase (Decrease) in Net Assets Resulting from Operations	$177	$421	$6

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Mutual Shares Securities	Legg Mason ClearBridge Variable Mid Cap Core II	Legg Mason ClearBridge Variable Small Cap Growth II
Investment Income
Dividends	$78	$6	$—
Expense
Mortality and expense risk and administrative charges	54	7	3
Net investment income (loss)	24	(1)	(3)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	37	6	2
Capital gain distribution	—	16	11
Net realized gain (loss) on investments	37	22	13
Net unrealized appreciation (depreciation) on investments during the period	347	52	22
Net realized and unrealized gain (loss) on investments	384	74	35
Net Increase (Decrease) in Net Assets Resulting from Operations	$408	$73	$32
	Legg Mason Dynamic Multi-Strategy VIT Portfolio II	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor
Investment Income
Dividends	$67	$11	$31
Expense
Mortality and expense risk and administrative charges	23	8	25
Net investment income (loss)	44	3	6
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	1	(5)	10
Capital gain distribution	—	105	—
Net realized gain (loss) on investments	1	100	10
Net unrealized appreciation (depreciation) on investments during the period	84	(99)	55
Net realized and unrealized gain (loss) on investments	85	1	65
Net Increase (Decrease) in Net Assets Resulting from Operations	$129	$4	$71

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor
Investment Income
Dividends	$42	$8	$226
Expense
Mortality and expense risk and administrative charges	68	15	138
Net investment income (loss)	(26)	(7)	88
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	6	—	42
Capital gain distribution	396	2	240
Net realized gain (loss) on investments	402	2	282
Net unrealized appreciation (depreciation) on investments during the period	(107)	17	261
Net realized and unrealized gain (loss) on investments	295	19	543
Net Increase (Decrease) in Net Assets Resulting from Operations	$269	$12	$631
	PIMCO VIT All Asset Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC
Investment Income
Dividends	$7	$—	$1
Expense
Mortality and expense risk and administrative charges	1	9	27
Net investment income (loss)	6	(9)	(26)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	1	(5)	19
Capital gain distribution	—	17	65
Net realized gain (loss) on investments	1	12	84
Net unrealized appreciation (depreciation) on investments during the period	1	26	121
Net realized and unrealized gain (loss) on investments	2	38	205
Net Increase (Decrease) in Net Assets Resulting from Operations	$8	$29	$179

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS
Year Ended December 31, 2012
(in thousands)

	Goldman Sachs Large Cap Value	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity
From Operations
Net investment income (loss)	$—	$1	$—
Net realized gain (loss) on investments	(1)	(1)	(4)
Net unrealized appreciation (depreciation) of investments during the period	4	5	10
Net increase (decrease) in net assets resulting from operations	3	5	6
From Variable Annuity Contract Transactions
Contractowners' net payments	—	—	—
Contract maintenance fees	—	—	—
Surrenders	(3)	(2)	(10)
Death benefits	—	—	—
Transfer (to) from other portfolios	(5)	—	—
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(8)	(2)	(10)
Total increase (decrease) in net assets	(5)	3	(4)
Net Assets
Beginning of Year	24	25	54
End of Year	$19	$28	$50
	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC
From Operations
Net investment income (loss)	$—	$—	$(15)
Net realized gain (loss) on investments	—	—	46
Net unrealized appreciation (depreciation) of investments during the period	5	16	211
Net increase (decrease) in net assets resulting from operations	5	16	242
From Variable Annuity Contract Transactions
Contractowners' net payments	—	—	1,211
Contract maintenance fees	—	—	(16)
Surrenders	(1)	(2)	(73)
Death benefits	—	—	(8)
Transfer (to) from other portfolios	—	—	(223)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(1)	(2)	891
Total increase (decrease) in net assets	4	14	1,133
Net Assets
Beginning of Year	46	88	1,189
End of Year	$50	$102	$2,322

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Strategic International Equity SC	Goldman Sachs Structured US Equity SC
From Operations
Net investment income (loss)	$(3)	$13	$—
Net realized gain (loss) on investments	53	11	—
Net unrealized appreciation (depreciation) of investments during the period	213	69	2
Net increase (decrease) in net assets resulting from operations	263	93	2
From Variable Annuity Contract Transactions
Contractowners' net payments	235	119	—
Contract maintenance fees	(17)	(3)	—
Surrenders	(28)	(122)	—
Death benefits	(8)	—	—
Transfer (to) from other portfolios	246	760	(1)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	428	754	(1)
Total increase (decrease) in net assets	691	847	1
Net Assets
Beginning of Year	1,347	288	12
End of Year	$2,038	$1,135	$13
	Goldman Sachs VIT Growth Opportunities SC	Goldman Sachs Mid Cap Value SC	MFS Growth Series IC
From Operations
Net investment income (loss)	$(1)	$(1)	$(1)
Net realized gain (loss) on investments	14	5	2
Net unrealized appreciation (depreciation) of investments during the period	3	158	10
Net increase (decrease) in net assets resulting from operations	16	162	11
From Variable Annuity Contract Transactions
Contractowners' net payments	86	502	—
Contract maintenance fees	(1)	(10)	—
Surrenders	(8)	(28)	(11)
Death benefits	—	(4)	—
Transfer (to) from other portfolios	(3)	234	—
Net increase (decrease) in net assets resulting from variable annuity contract transactions	74	694	(11)
Total increase (decrease) in net assets	90	856	—
Net Assets
Beginning of Year	55	756	72
End of Year	$145	$1,612	$72

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	MFS Research IC	MFS Investors Trust IC	MFS Total Return IC
From Operations
Net investment income (loss)	$—	$—	$1
Net realized gain (loss) on investments	—	—	1
Net unrealized appreciation (depreciation) of investments during the period	3	10	4
Net increase (decrease) in net assets resulting from operations	3	10	6
From Variable Annuity Contract Transactions
Contractowners' net payments	—	—	—
Contract maintenance fees	—	—	—
Surrenders	(2)	(9)	—
Death benefits	—	—	—
Transfer (to) from other portfolios	3	3	(6)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	1	(6)	(6)
Total increase (decrease) in net assets	4	4	—
Net Assets
Beginning of Year	24	66	72
End of Year	$28	$70	$72
	MFS New Discovery IC	MFS Utilities IC	MFS Growth Series SC
From Operations
Net investment income (loss)	$—	$3	$(4)
Net realized gain (loss) on investments	3	—	(5)
Net unrealized appreciation (depreciation) of investments during the period	2	5	34
Net increase (decrease) in net assets resulting from operations	5	8	25
From Variable Annuity Contract Transactions
Contractowners' net payments	—	—	384
Contract maintenance fees	—	—	(3)
Surrenders	(16)	(7)	(4)
Death benefits	—	—	—
Transfer (to) from other portfolios	—	(5)	(15)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(16)	(12)	362
Total increase (decrease) in net assets	(11)	(4)	387
Net Assets
Beginning of Year	25	62	113
End of Year	$14	$58	$500

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	MFS Research SC	MFS Investors Trust SC	MFS Total Return SC
From Operations
Net investment income (loss)	$—	$(11)	$6
Net realized gain (loss) on investments	—	44	1
Net unrealized appreciation (depreciation) of investments during the period	3	180	35
Net increase (decrease) in net assets resulting from operations	3	213	42
From Variable Annuity Contract Transactions
Contractowners' net payments	8	833	529
Contract maintenance fees	—	(14)	(6)
Surrenders	—	(71)	(9)
Death benefits	—	(1)	—
Transfer (to) from other portfolios	1	108	148
Net increase (decrease) in net assets resulting from variable annuity contract transactions	9	855	662
Total increase (decrease) in net assets	12	1,068	704
Net Assets
Beginning of Year	17	1,050	281
End of Year	$29	$2,118	$985
	MFS New Discovery SC	MFS Utilities SC	MFS Investors Growth Stock SC
From Operations
Net investment income (loss)	$(18)	$28	$(3)
Net realized gain (loss) on investments	141	2	15
Net unrealized appreciation (depreciation) of investments during the period	68	29	19
Net increase (decrease) in net assets resulting from operations	191	59	31
From Variable Annuity Contract Transactions
Contractowners' net payments	535	413	45
Contract maintenance fees	(13)	(5)	(2)
Surrenders	(85)	(22)	(4)
Death benefits	(4)	—	—
Transfer (to) from other portfolios	357	19	115
Net increase (decrease) in net assets resulting from variable annuity contract transactions	790	405	154
Total increase (decrease) in net assets	981	464	185
Net Assets
Beginning of Year	764	378	198
End of Year	$1,745	$842	$383

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	MFS VIT Research Bond SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC
From Operations
Net investment income (loss)	$39	$(1)	$—
Net realized gain (loss) on investments	25	22	3
Net unrealized appreciation (depreciation) of investments during the period	43	62	11
Net increase (decrease) in net assets resulting from operations	107	83	14
From Variable Annuity Contract Transactions
Contractowners' net payments	760	985	199
Contract maintenance fees	(20)	(9)	—
Surrenders	(38)	(69)	(1)
Death benefits	(19)	(7)	—
Transfer (to) from other portfolios	243	481	1
Net increase (decrease) in net assets resulting from variable annuity contract transactions	926	1,381	199
Total increase (decrease) in net assets	1,033	1,464	213
Net Assets
Beginning of Year	995	384	—
End of Year	$2,028	$1,848	$213
	MFS VIT II International Value SC	Oppenheimer Money Fund/VA	Oppenheimer Small & Mid Cap Fund/VA
Net investment income (loss)	$—	$(16)	$(1)
Net realized gain (loss) on investments	1	—	(10)
Net unrealized appreciation (depreciation) of investments during the period	2	—	24
Net increase (decrease) in net assets resulting from operations	3	(16)	13
From Variable Annuity Contract Transactions
Contractowners' net payments	126	2,480	—
Contract maintenance fees	—	(10)	—
Surrenders	—	(96)	(15)
Death benefits	—	(14)	—
Transfer (to) from other portfolios	(28)	(1,897)	—
Net increase (decrease) in net assets resulting from variable annuity contract transactions	98	463	(15)
Total increase (decrease) in net assets	101	447	(2)
Net Assets
Beginning of Year	—	1,110	92
End of Year	$101	$1,557	$90

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Fund/VA	Oppenheimer Global Strategic Income Fund/VA
From Operations
Net investment income (loss)	$(1)	$—	$5
Net realized gain (loss) on investments	1	1	1
Net unrealized appreciation (depreciation) of investments during the period	14	1	4
Net increase (decrease) in net assets resulting from operations	14	2	10
From Variable Annuity Contract Transactions
Contractowners' net payments	—	—	—
Contract maintenance fees	—	—	—
Surrenders	(14)	(5)	(7)
Death benefits	—	—	—
Transfer (to) from other portfolios	—	—	3
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(14)	(5)	(4)
Total increase (decrease) in net assets	—	(3)	6
Net Assets
Beginning of Year	118	20	95
End of Year	$118	$17	$101
	Oppenheimer Global Securites Fund/VA	Oppenheimer High Income Fund/VA	Oppenheimer Small & Mid Cap Fund/VA SC
From Operations
Net investment income (loss)	$2	$—	$—
Net realized gain (loss) on investments	9	(9)	—
Net unrealized appreciation (depreciation) of investments during the period	24	10	1
Net increase (decrease) in net assets resulting from operations	35	1	1
From Variable Annuity Contract Transactions
Contractowners' net payments	—	—	—
Contract maintenance fees	—	—	—
Surrenders	(43)	—	—
Death benefits	—	—	—
Transfer (to) from other portfolios	—	(3)	—
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(43)	(3)	—
Total increase (decrease) in net assets	(8)	(2)	1
Net Assets
Beginning of Year	206	2	3
End of Year	$198	$—	$4

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Oppenheimer Capital Appreciation Fund/VA SC	Oppenheimer Main Street Fund/VA SC	Oppenheimer Global Strategic Income Fund/VA SC
From Operations
Net investment income (loss)	$(2)	$(2)	$158
Net realized gain (loss) on investments	—	2	47
Net unrealized appreciation (depreciation) of investments during the period	14	35	208
Net increase (decrease) in net assets resulting from operations	12	35	413
From Variable Annuity Contract Transactions
Contractowners' net payments	77	94	2,277
Contract maintenance fees	(1)	(2)	(39)
Surrenders	(2)	—	(118)
Death benefits	—	—	(1)
Transfer (to) from other portfolios	(5)	11	1,511
Net increase (decrease) in net assets resulting from variable annuity contract transactions	69	103	3,630
Total increase (decrease) in net assets	81	138	4,043
Net Assets
Beginning of Year	77	197	2,462
End of Year	$158	$335	$6,505
	Oppenheimer Global Securites Fund/VA SC	Oppenheimer High Income Fund/VA SC	Invesco Van Kampen VI American Franchise
From Operations
Net investment income (loss)	$7	$1	$(1)
Net realized gain (loss) on investments	(11)	—	1
Net unrealized appreciation (depreciation) of investments during the period	302	—	12
Net increase (decrease) in net assets resulting from operations	298	1	12
From Variable Annuity Contract Transactions
Contractowners' net payments	787	—	—
Contract maintenance fees	(16)	—	—
Surrenders	(96)	—	(14)
Death benefits	(11)	—	—
Transfer (to) from other portfolios	510	(8)	—
Net increase (decrease) in net assets resulting from variable annuity contract transactions	1,174	(8)	(14)
Total increase (decrease) in net assets	1,472	(7)	(2)
Net Assets
Beginning of Year	1,083	7	101
End of Year	$2,555	$—	$99

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Invesco Van Kampen VI Comstock	Invesco Van Kampen VI Growth & Income	Invesco Van Kampen VI Mid-Cap Growth II
From Operations
Net investment income (loss)	$1	$—	$(8)
Net realized gain (loss) on investments	—	2	28
Net unrealized appreciation (depreciation) of investments during the period	24	9	24
Net increase (decrease) in net assets resulting from operations	25	11	44
From Variable Annuity Contract Transactions
Contractowners' net payments	—	—	180
Contract maintenance fees	—	—	(5)
Surrenders	(10)	(8)	(70)
Death benefits	—	—	—
Transfer (to) from other portfolios	(6)	(6)	178
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(16)	(14)	283
Total increase (decrease) in net assets	9	(3)	327
Net Assets
Beginning of Year	155	95	390
End of Year	$164	$92	$717
	Invesco Van Kampen VI Equity and Income II	Invesco Van Kampen VI Comstock II	Invesco Van Kampen VI Growth & Income II
From Operations
Net investment income (loss)	$5	$4	$2
Net realized gain (loss) on investments	20	29	53
Net unrealized appreciation (depreciation) of investments during the period	85	47	308
Net increase (decrease) in net assets resulting from operations	110	80	363
From Variable Annuity Contract Transactions
Contractowners' net payments	536	61	1,990
Contract maintenance fees	(12)	(5)	(33)
Surrenders	(84)	(21)	(224)
Death benefits	(4)	—	(15)
Transfer (to) from other portfolios	49	479	506
Net increase (decrease) in net assets resulting from variable annuity contract transactions	485	514	2,224
Total increase (decrease) in net assets	595	594	2,587
Net Assets
Beginning of Year	801	146	2,114
End of Year	$1,396	$740	$4,701

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Invesco Van Kampen VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Government Securities II
From Operations
Net investment income (loss)	$(2)	$3	$10
Net realized gain (loss) on investments	5	13	—
Net unrealized appreciation (depreciation) of investments during the period	3	82	(14)
Net increase (decrease) in net assets resulting from operations	6	98	(4)
From Variable Annuity Contract Transactions
Contractowners' net payments	40	5,530	115
Contract maintenance fees	(2)	(17)	(4)
Surrenders	(1)	(36)	(32)
Death benefits	—	—	—
Transfer (to) from other portfolios	359	251	1,003
Net increase (decrease) in net assets resulting from variable annuity contract transactions	396	5,728	1,082
Total increase (decrease) in net assets	402	5,826	1,078
Net Assets
Beginning of Year	83	72	123
End of Year	$485	$5,898	$1,201
	Invesco VI International Growth II	Invesco VI Global Real Estate II	Invesco VI Small Cap Equity II
From Operations
Net investment income (loss)	$—	$—	$—
Net realized gain (loss) on investments	1	—	—
Net unrealized appreciation (depreciation) of investments during the period	5	6	1
Net increase (decrease) in net assets resulting from operations	6	6	1
From Variable Annuity Contract Transactions
Contractowners' net payments	101	181	18
Contract maintenance fees	—	—	—
Surrenders	—	—	—
Death benefits	—	—	—
Transfer (to) from other portfolios	(30)	(12)	—
Net increase (decrease) in net assets resulting from variable annuity contract transactions	71	169	18
Total increase (decrease) in net assets	77	175	19
Net Assets
Beginning of Year	10	—	—
End of Year	$87	$175	$19

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	UIF Global Real Estate II	Lord Abbett Growth & Income	Lord Abbett Bond Debenture
From Operations
Net investment income (loss)	$(4)	$(5)	$225
Net realized gain (loss) on investments	3	14	65
Net unrealized appreciation (depreciation) of investments during the period	93	54	106
Net increase (decrease) in net assets resulting from operations	92	63	396
From Variable Annuity Contract Transactions
Contractowners' net payments	156	242	1,740
Contract maintenance fees	(5)	(6)	(35)
Surrenders	(7)	(92)	(123)
Death benefits	—	(141)	(8)
Transfer (to) from other portfolios	246	(18)	80
Net increase (decrease) in net assets resulting from variable annuity contract transactions	390	(15)	1,654
Total increase (decrease) in net assets	482	48	2,050
Net Assets
Beginning of Year	187	564	3,188
End of Year	$669	$612	$5,238
	Lord Abbett Mid Cap Stock	Lord Abbett Growth Opportunities	Lord Abbett Calibrated Dividend Growth
From Operations
Net investment income (loss)	$(2)	$(1)	$5
Net realized gain (loss) on investments	12	6	6
Net unrealized appreciation (depreciation) of investments during the period	23	5	15
Net increase (decrease) in net assets resulting from operations	33	10	26
From Variable Annuity Contract Transactions
Contractowners' net payments	15	83	158
Contract maintenance fees	(1)	(1)	(3)
Surrenders	(10)	(1)	—
Death benefits	—	—	—
Transfer (to) from other portfolios	(19)	(8)	(81)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(15)	73	74
Total increase (decrease) in net assets	18	83	100
Net Assets
Beginning of Year	271	65	217
End of Year	$289	$148	$317

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Lord Abbett International Opportunities	Lord Abbett Classic Stock	Lord Abbett Series Fundamental Equity VC
From Operations
Net investment income (loss)	$(2)	$3	$(13)
Net realized gain (loss) on investments	3	3	42
Net unrealized appreciation (depreciation) of investments during the period	59	20	102
Net increase (decrease) in net assets resulting from operations	60	26	131
From Variable Annuity Contract Transactions
Contractowners' net payments	109	110	956
Contract maintenance fees	(3)	(3)	(16)
Surrenders	—	(3)	(168)
Death benefits	—	—	(14)
Transfer (to) from other portfolios	(356)	257	345
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(250)	361	1,103
Total increase (decrease) in net assets	(190)	387	1,234
Net Assets
Beginning of Year	345	279	1,201
End of Year	$155	$666	$2,435
	Fidelity Index 500 Portfolio SC2	Fidelity Contrafund Portfolio SC2	Fidelity Mid Cap SC2
From Operations
Net investment income (loss)	$15	$4	$(18)
Net realized gain (loss) on investments	24	58	218
Net unrealized appreciation (depreciation) of investments during the period	122	208	18
Net increase (decrease) in net assets resulting from operations	161	270	218
From Variable Annuity Contract Transactions
Contractowners' net payments	1,464	1,522	1,191
Contract maintenance fees	(13)	(22)	(19)
Surrenders	(18)	(65)	(154)
Death benefits	(87)	—	(15)
Transfer (to) from other portfolios	36	151	116
Net increase (decrease) in net assets resulting from variable annuity contract transactions	1,382	1,586	1,119
Total increase (decrease) in net assets	1,543	1,856	1,337
Net Assets
Beginning of Year	845	1,822	1,343
End of Year	$2,388	$3,678	$2,680

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Fidelity Equity Income SC2	Fidelity Investment Grade Bonds SC2	Franklin Flex Cap Growth Securities
From Operations
Net investment income (loss)	$2	$32	$(1)
Net realized gain (loss) on investments	11	137	4
Net unrealized appreciation (depreciation) of investments during the period	11	(33)	2
Net increase (decrease) in net assets resulting from operations	24	136	5
From Variable Annuity Contract Transactions
Contractowners' net payments	—	2,061	35
Contract maintenance fees	—	(35)	(1)
Surrenders	—	(119)	(4)
Death benefits	—	—	—
Transfer (to) from other portfolios	(6)	659	(14)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(6)	2,566	16
Total increase (decrease) in net assets	18	2,702	21
Net Assets
Beginning of Year	158	1,923	61
End of Year	$176	$4,625	$82
	Franklin Income Securities	Franklin Rising Dividend Securities	Franklin Small-Mid Cap Growth Securities
From Operations
Net investment income (loss)	$98	$(2)	$(7)
Net realized gain (loss) on investments	12	53	30
Net unrealized appreciation (depreciation) of investments during the period	136	231	5
Net increase (decrease) in net assets resulting from operations	246	282	28
From Variable Annuity Contract Transactions
Contractowners' net payments	2,314	2,337	256
Contract maintenance fees	(24)	(27)	(5)
Surrenders	(84)	(82)	(5)
Death benefits	—	—	—
Transfer (to) from other portfolios	56	493	25
Net increase (decrease) in net assets resulting from variable annuity contract transactions	2,262	2,721	271
Total increase (decrease) in net assets	2,508	3,003	299
Net Assets
Beginning of Year	1,516	1,794	271
End of Year	$4,024	$4,797	$570

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Franklin Small Cap Value Securities CL 2	Franklin US Government Fund	Templeton Growth Securities
From Operations
Net investment income (loss)	$(3)	$39	$—
Net realized gain (loss) on investments	3	2	1
Net unrealized appreciation (depreciation) of investments during the period	79	(29)	26
Net increase (decrease) in net assets resulting from operations	79	12	27
From Variable Annuity Contract Transactions
Contractowners' net payments	283	2,103	141
Contract maintenance fees	(4)	(30)	(1)
Surrenders	(7)	(149)	(2)
Death benefits	—	(135)	—
Transfer (to) from other portfolios	240	414	18
Net increase (decrease) in net assets resulting from variable annuity contract transactions	512	2,203	156
Total increase (decrease) in net assets	591	2,215	183
Net Assets
Beginning of Year	234	2,246	52
End of Year	$825	$4,461	$235
	Templeton Foreign Securities	Templeton Global Bond Securities Fund II	Templeton Developing Markets Sec CL2
From Operations
Net investment income (loss)	$14	$134	$—
Net realized gain (loss) on investments	14	10	—
Net unrealized appreciation (depreciation) of investments during the period	149	277	6
Net increase (decrease) in net assets resulting from operations	177	421	6
From Variable Annuity Contract Transactions
Contractowners' net payments	674	3,444	134
Contract maintenance fees	(10)	(31)	—
Surrenders	—	(167)	—
Death benefits	—	(1)	—
Transfer (to) from other portfolios	(57)	568	(13)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	607	3,813	121
Total increase (decrease) in net assets	784	4,234	127
Net Assets
Beginning of Year	674	1,607	—
End of Year	$1,458	$5,841	$127

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Mutual Shares Securities	Legg Mason ClearBridge Variable Mid Cap Core II	Legg Mason ClearBridge Variable Small Cap Growth II
From Operations
Net investment income (loss)	$24	$(1)	$(3)
Net realized gain (loss) on investments	37	22	13
Net unrealized appreciation (depreciation) of investments during the period	347	52	22
Net increase (decrease) in net assets resulting from operations	408	73	32
From Variable Annuity Contract Transactions
Contractowners' net payments	1,613	412	91
Contract maintenance fees	(34)	(5)	(1)
Surrenders	(202)	(33)	(2)
Death benefits	(15)	—	—
Transfer (to) from other portfolios	705	102	12
Net increase (decrease) in net assets resulting from variable annuity contract transactions	2,067	476	100
Total increase (decrease) in net assets	2,475	549	132
Net Assets
Beginning of Year	2,658	306	165
End of Year	$5,133	$855	$297
	Legg Mason Dynamic Multi-Strategy VIT Portfolio II	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor
From Operations
Net investment income (loss)	$44	$3	$6
Net realized gain (loss) on investments	1	100	10
Net unrealized appreciation (depreciation) of investments during the period	84	(99)	55
Net increase (decrease) in net assets resulting from operations	129	4	71
From Variable Annuity Contract Transactions
Contractowners' net payments	5,305	606	1,025
Contract maintenance fees	(15)	(4)	(14)
Surrenders	(36)	(131)	(21)
Death benefits	—	—	(12)
Transfer (to) from other portfolios	266	205	141
Net increase (decrease) in net assets resulting from variable annuity contract transactions	5,520	676	1,119
Total increase (decrease) in net assets	5,649	680	1,190
Net Assets
Beginning of Year	—	321	1,093
End of Year	$5,649	$1,001	$2,283

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor
From Operations
Net investment income (loss)	$(26)	$(7)	$88
Net realized gain (loss) on investments	402	2	282
Net unrealized appreciation (depreciation) of investments during the period	(107)	17	261
Net increase (decrease) in net assets resulting from operations	269	12	631
From Variable Annuity Contract Transactions
Contractowners' net payments	4,575	604	5,427
Contract maintenance fees	(45)	(10)	(86)
Surrenders	(148)	(23)	(291)
Death benefits	(7)	(12)	(8)
Transfer (to) from other portfolios	733	(77)	1,902
Net increase (decrease) in net assets resulting from variable annuity contract transactions	5,108	482	6,944
Total increase (decrease) in net assets	5,377	494	7,575
Net Assets
Beginning of Year	2,667	796	5,626
End of Year	$8,044	$1,290	$13,201
	PIMCO VIT All Asset Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC
From Operations
Net investment income (loss)	$6	$(9)	$(26)
Net realized gain (loss) on investments	1	12	84
Net unrealized appreciation (depreciation) of investments during the period	1	26	121
Net increase (decrease) in net assets resulting from operations	8	29	179
From Variable Annuity Contract Transactions
Contractowners' net payments	329	459	1,120
Contract maintenance fees	(1)	(6)	(17)
Surrenders	—	(16)	(184)
Death benefits	—	—	(4)
Transfer (to) from other portfolios	13	(39)	347
Net increase (decrease) in net assets resulting from variable annuity contract transactions	341	398	1,262
Total increase (decrease) in net assets	349	427	1,441
Net Assets
Beginning of Year	—	392	1,298
End of Year	$349	$819	$2,739
The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS
Year Ended December 31, 2011
(in thousands)

	Goldman Sachs Large Cap Value	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity
From Operations
Net investment income (loss)	$—	$—	$—
Net realized gain (loss) on investments	—	(23)	(25)
Net unrealized appreciation (depreciation) of investments during the period	(2)	19	31
Net increase (decrease) in net assets resulting from operations	(2)	(4)	6
From Variable Annuity Contract Transactions
Contractowners' net payments	—	—	—
Contract maintenance fees	—	—	—
Surrenders	(2)	(33)	(57)
Death benefits	—	—	(2)
Transfer (to) from other portfolios	—	—	(2)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(2)	(33)	(61)
Total increase (decrease) in net assets	(4)	(37)	(55)
Net Assets
Beginning of Year	28	62	109
End of Year	$24	$25	$54
	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC
From Operations
Net investment income (loss)	$(1)	$(1)	$(8)
Net realized gain (loss) on investments	—	—	5
Net unrealized appreciation (depreciation) of investments during the period	1	(2)	(24)
Net increase (decrease) in net assets resulting from operations	—	(3)	(27)
From Variable Annuity Contract Transactions
Contractowners' net payments	—	—	761
Contract maintenance fees	—	—	(7)
Surrenders	(2)	(3)	(106)
Death benefits	—	—	—
Transfer (to) from other portfolios	—	—	176
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(2)	(3)	824
Total increase (decrease) in net assets	(2)	(6)	797
Net Assets
Beginning of Year	48	94	392
End of Year	$46	$88	$1,189

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2011
(in thousands)

	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Strategic International Equity SC	Goldman Sachs Structured US Equity SC
From Operations
Net investment income (loss)	$3	$7	$—
Net realized gain (loss) on investments	—	—	—
Net unrealized appreciation (depreciation) of investments during the period	(96)	(34)	(1)
Net increase (decrease) in net assets resulting from operations	(93)	(27)	(1)
From Variable Annuity Contract Transactions
Contractowners' net payments	882	142	—
Contract maintenance fees	(7)	(1)	—
Surrenders	(7)	(31)	—
Death benefits	—	—	—
Transfer (to) from other portfolios	278	72	—
Net increase (decrease) in net assets resulting from variable annuity contract transactions	1,146	182	—
Total increase (decrease) in net assets	1,053	155	(1)
Net Assets
Beginning of Year	294	133	13
End of Year	$1,347	$288	$12
	Goldman Sachs VIT Growth Opportunities SC	Goldman Sachs Mid Cap Value SC	MFS Growth Series IC
From Operations
Net investment income (loss)	$(1)	$(2)	$(1)
Net realized gain (loss) on investments	1	—	1
Net unrealized appreciation (depreciation) of investments during the period	(4)	(49)	(1)
Net increase (decrease) in net assets resulting from operations	(4)	(51)	(1)
From Variable Annuity Contract Transactions
Contractowners' net payments	12	459	—
Contract maintenance fees	—	(4)	—
Surrenders	—	(3)	(2)
Death benefits	—	—	—
Transfer (to) from other portfolios	1	233	2
Net increase (decrease) in net assets resulting from variable annuity contract transactions	13	685	—
Total increase (decrease) in net assets	9	634	(1)
Net Assets
Beginning of Year	46	122	73
End of Year	$55	$756	$72

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2011
(in thousands)

	MFS Research IC	MFS Investors Trust IC	MFS Total Return IC
From Operations
Net investment income (loss)	$(1)	$—	$1
Net realized gain (loss) on investments	1	—	—
Net unrealized appreciation (depreciation) of investments during the period	—	(2)	—
Net increase (decrease) in net assets resulting from operations	—	(2)	1
From Variable Annuity Contract Transactions
Contractowners' net payments	—	—	—
Contract maintenance fees	—	—	—
Surrenders	(33)	(2)	(3)
Death benefits	(1)	—	—
Transfer (to) from other portfolios	1	—	—
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(33)	(2)	(3)
Total increase (decrease) in net assets	(33)	(4)	(2)
Net Assets
Beginning of Year	57	70	74
End of Year	$24	$66	$72
	MFS New Discovery IC	MFS Utilities IC	MFS Growth Series SC
From Operations
Net investment income (loss)	$—	$1	$—
Net realized gain (loss) on investments	3	—	—
Net unrealized appreciation (depreciation) of investments during the period	(7)	1	1
Net increase (decrease) in net assets resulting from operations	(4)	2	1
From Variable Annuity Contract Transactions
Contractowners' net payments	—	—	104
Contract maintenance fees	—	—	—
Surrenders	—	(4)	—
Death benefits	—	—	—
Transfer (to) from other portfolios	—	9	—
Net increase (decrease) in net assets resulting from variable annuity contract transactions	—	5	104
Total increase (decrease) in net assets	(4)	7	105
Net Assets
Beginning of Year	29	55	8
End of Year	$25	$62	$113

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2011
(in thousands)

	MFS Research SC	MFS Investors Trust SC	MFS Total Return SC
From Operations
Net investment income (loss)	$—	$(4)	$2
Net realized gain (loss) on investments	—	4	—
Net unrealized appreciation (depreciation) of investments during the period	—	(31)	(2)
Net increase (decrease) in net assets resulting from operations	—	(31)	—
From Variable Annuity Contract Transactions
Contractowners' net payments	—	656	95
Contract maintenance fees	—	(6)	(2)
Surrenders	—	(109)	—
Death benefits	—	—	—
Transfer (to) from other portfolios	9	260	57
Net increase (decrease) in net assets resulting from variable annuity contract transactions	9	801	150
Total increase (decrease) in net assets	9	770	150
Net Assets
Beginning of Year	8	280	131
End of Year	$17	$1,050	$281
	MFS New Discovery SC	MFS Utilities SC	MFS Investors Growth Stock SC
From Operations
Net investment income (loss)	$(7)	$5	$(2)
Net realized gain (loss) on investments	74	1	2
Net unrealized appreciation (depreciation) of investments during the period	(159)	7	(3)
Net increase (decrease) in net assets resulting from operations	(92)	13	(3)
From Variable Annuity Contract Transactions
Contractowners' net payments	517	173	50
Contract maintenance fees	(4)	(2)	(1)
Surrenders	(19)	(1)	(1)
Death benefits	—	—	—
Transfer (to) from other portfolios	183	47	33
Net increase (decrease) in net assets resulting from variable annuity contract transactions	677	217	81
Total increase (decrease) in net assets	585	230	78
Net Assets
Beginning of Year	179	148	120
End of Year	$764	$378	$198

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2011
(in thousands)

	MFS VIT Research Bond SC	MFS VIT Value SC	Oppenheimer Money Fund/VA
From Operations
Net investment income (loss)	$8	$—	$(10)
Net realized gain (loss) on investments	6	—	—
Net unrealized appreciation (depreciation) of investments during the period	9	3	1
Net increase (decrease) in net assets resulting from operations	23	3	(9)
From Variable Annuity Contract Transactions
Contractowners' net payments	508	248	837
Contract maintenance fees	(4)	(1)	(6)
Surrenders	(6)	(18)	(295)
Death benefits	—	—	—
Transfer (to) from other portfolios	279	91	(48)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	777	320	488
Total increase (decrease) in net assets	800	323	479
Net Assets
Beginning of Year	195	61	631
End of Year	$995	$384	$1,110
	Oppenheimer Small & Mid Cap Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Fund/VA
From Operations
Net investment income (loss)	$(1)	$(2)	$—
Net realized gain (loss) on investments	(6)	—	—
Net unrealized appreciation (depreciation) of investments during the period	8	—	(1)
Net increase (decrease) in net assets resulting from operations	1	(2)	(1)
From Variable Annuity Contract Transactions
Contractowners' net payments	—	—	—
Contract maintenance fees	—	—	—
Surrenders	(10)	(11)	(11)
Death benefits	—	—	—
Transfer (to) from other portfolios	—	—	—
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(10)	(11)	(11)
Total increase (decrease) in net assets	(9)	(13)	(12)
Net Assets
Beginning of Year	101	131	32
End of Year	$92	$118	$20

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2011
(in thousands)

	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Securites Fund/VA	Oppenheimer High Income Fund/VA
From Operations
Net investment income (loss)	$3	$—	$—
Net realized gain (loss) on investments	7	5	—
Net unrealized appreciation (depreciation) of investments during the period	(8)	(25)	(1)
Net increase (decrease) in net assets resulting from operations	2	(20)	(1)
From Variable Annuity Contract Transactions
Contractowners' net payments	—	—	—
Contract maintenance fees	—	—	—
Surrenders	(50)	(16)	—
Death benefits	(2)	—	—
Transfer (to) from other portfolios	—	—	—
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(52)	(16)	—
Total increase (decrease) in net assets	(50)	(36)	(1)
Net Assets
Beginning of Year	145	242	3
End of Year	$95	$206	$2
	Oppenheimer Small & Mid Cap Fund/VA SC	Oppenheimer Capital Appreciation Fund/VA SC	Oppenheimer Main Street Fund/VA SC
From Operations
Net investment income (loss)	$—	$(1)	$(2)
Net realized gain (loss) on investments	—	—	—
Net unrealized appreciation (depreciation) of investments during the period	—	(2)	(1)
Net increase (decrease) in net assets resulting from operations	—	(3)	(3)
From Variable Annuity Contract Transactions
Contractowners' net payments	—	—	33
Contract maintenance fees	—	—	(1)
Surrenders	—	(1)	—
Death benefits	—	—	—
Transfer (to) from other portfolios	—	5	4
Net increase (decrease) in net assets resulting from variable annuity contract transactions	—	4	36
Total increase (decrease) in net assets	—	1	33
Net Assets
Beginning of Year	3	76	164
End of Year	$3	$77	$197

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2011
(in thousands)

	Oppenheimer Global Strategic Income Fund/VA SC	Oppenheimer Global Securites Fund/VA SC	Oppenheimer High Income Fund/VA SC
From Operations
Net investment income (loss)	$2	$(5)	$1
Net realized gain (loss) on investments	8	—	—
Net unrealized appreciation (depreciation) of investments during the period	(75)	(98)	(1)
Net increase (decrease) in net assets resulting from operations	(65)	(103)	—
From Variable Annuity Contract Transactions
Contractowners' net payments	1,448	657	—
Contract maintenance fees	(16)	(6)	—
Surrenders	(122)	(25)	—
Death benefits	—	—	—
Transfer (to) from other portfolios	407	153	—
Net increase (decrease) in net assets resulting from variable annuity contract transactions	1,717	779	—
Total increase (decrease) in net assets	1,652	676	—
Net Assets
Beginning of Year	810	407	7
End of Year	$2,462	$1,083	$7
	Invesco Van Kampen VI Capital Growth	Invesco Van Kampen VI Comstock	Invesco Van Kampen VI Growth & Income
From Operations
Net investment income (loss)	$(2)	$1	$—
Net realized gain (loss) on investments	1	—	1
Net unrealized appreciation (depreciation) of investments during the period	(7)	(7)	(4)
Net increase (decrease) in net assets resulting from operations	(8)	(6)	(3)
From Variable Annuity Contract Transactions
Contractowners' net payments	—	—	—
Contract maintenance fees	—	—	—
Surrenders	(9)	(1)	(2)
Death benefits	—	—	—
Transfer (to) from other portfolios	—	—	—
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(9)	(1)	(2)
Total increase (decrease) in net assets	(17)	(7)	(5)
Net Assets
Beginning of Year	118	162	100
End of Year	$101	$155	$95

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2011
(in thousands)

	Invesco Van Kampen VI Mid-Cap Growth II	Invesco Van Kampen VI Equity and Income II	Invesco Van Kampen VI Government II
From Operations
Net investment income (loss)	$(4)	$—	$4
Net realized gain (loss) on investments	—	(1)	(1)
Net unrealized appreciation (depreciation) of investments during the period	(24)	(16)	(3)
Net increase (decrease) in net assets resulting from operations	(28)	(17)	—
From Variable Annuity Contract Transactions
Contractowners' net payments	255	538	—
Contract maintenance fees	(2)	(4)	—
Surrenders	(17)	(19)	—
Death benefits	—	—	—
Transfer (to) from other portfolios	40	106	(82)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	276	621	(82)
Total increase (decrease) in net assets	248	604	(82)
Net Assets
Beginning of Year	142	197	82
End of Year	$390	$801	$—
	Invesco Van Kampen VI Comstock II	Invesco Van Kampen VI Growth & Income II	Invesco Van Kampen VI Global Tactical Asset Alloc II
From Operations
Net investment income (loss)	$—	$(2)	$—
Net realized gain (loss) on investments	—	2	5
Net unrealized appreciation (depreciation) of investments during the period	(1)	(37)	(4)
Net increase (decrease) in net assets resulting from operations	(1)	(37)	1
From Variable Annuity Contract Transactions
Contractowners' net payments	98	1,320	—
Contract maintenance fees	(1)	(11)	—
Surrenders	—	(148)	—
Death benefits	—	—	—
Transfer (to) from other portfolios	10	348	(36)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	107	1,509	(36)
Total increase (decrease) in net assets	106	1,472	(35)
Net Assets
Beginning of Year	40	642	35
End of Year	$146	$2,114	$—

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2011
(in thousands)

	Invesco Van Kampen VI International Growth Equity II	Invesco Van Kampen VI Mid Cap Value II	Invesco VI Balanced Risk Allocation II
From Operations
Net investment income (loss)	$—	$(1)	$—
Net realized gain (loss) on investments	2	—	1
Net unrealized appreciation (depreciation) of investments during the period	(1)	2	2
Net increase (decrease) in net assets resulting from operations	1	1	3
From Variable Annuity Contract Transactions
Contractowners' net payments	—	47	18
Contract maintenance fees	—	—	—
Surrenders	—	—	—
Death benefits	—	—	—
Transfer (to) from other portfolios	(12)	30	51
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(12)	77	69
Total increase (decrease) in net assets	(11)	78	72
Net Assets
Beginning of Year	11	5	—
End of Year	$—	$83	$72
	Invesco VI Government Securities II	Invesco VI International Growth II	UIF Global Real Estate II
From Operations
Net investment income (loss)	$(1)	$—	$2
Net realized gain (loss) on investments	—	—	—
Net unrealized appreciation (depreciation) of investments during the period	7	(2)	(25)
Net increase (decrease) in net assets resulting from operations	6	(2)	(23)
From Variable Annuity Contract Transactions
Contractowners' net payments	20	—	89
Contract maintenance fees	(1)	—	(1)
Surrenders	(1)	—	—
Death benefits	—	—	—
Transfer (to) from other portfolios	99	12	85
Net increase (decrease) in net assets resulting from variable annuity contract transactions	117	12	173
Total increase (decrease) in net assets	123	10	150
Net Assets
Beginning of Year	—	—	37
End of Year	$123	$10	$187

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2011
(in thousands)

	Lord Abbett Growth & Income	Lord Abbett Bond Debenture	Lord Abbett Mid Cap Value
From Operations
Net investment income (loss)	$(1)	$150	$(3)
Net realized gain (loss) on investments	(1)	31	—
Net unrealized appreciation (depreciation) of investments during the period	(17)	(145)	(13)
Net increase (decrease) in net assets resulting from operations	(19)	36	(16)
From Variable Annuity Contract Transactions
Contractowners' net payments	274	1,783	146
Contract maintenance fees	(3)	(19)	(2)
Surrenders	(18)	(145)	(2)
Death benefits	—	—	—
Transfer (to) from other portfolios	72	394	(13)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	325	2,013	129
Total increase (decrease) in net assets	306	2,049	113
Net Assets
Beginning of Year	258	1,139	158
End of Year	$564	$3,188	$271
	Lord Abbett Growth Opportunities	Lord Abbett Capital Structure	Lord Abbett International Opportunities
From Operations
Net investment income (loss)	$(1)	$4	$—
Net realized gain (loss) on investments	16	—	(3)
Net unrealized appreciation (depreciation) of investments during the period	(23)	(3)	(57)
Net increase (decrease) in net assets resulting from operations	(8)	1	(60)
From Variable Annuity Contract Transactions
Contractowners' net payments	75	153	262
Contract maintenance fees	—	(1)	(3)
Surrenders	—	—	(2)
Death benefits	—	—	—
Transfer (to) from other portfolios	(6)	51	27
Net increase (decrease) in net assets resulting from variable annuity contract transactions	69	203	284
Total increase (decrease) in net assets	61	204	224
Net Assets
Beginning of Year	4	13	121
End of Year	$65	$217	$345

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2011
(in thousands)

	Lord Abbett Classic Stock	Lord Abbett Series Fundamental Equity VC	Fidelity Index 500 Portfolio SC2
From Operations
Net investment income (loss)	$(1)	$(8)	$9
Net realized gain (loss) on investments	(1)	40	3
Net unrealized appreciation (depreciation) of investments during the period	(30)	(68)	(5)
Net increase (decrease) in net assets resulting from operations	(32)	(36)	7
From Variable Annuity Contract Transactions
Contractowners' net payments	235	810	683
Contract maintenance fees	(2)	(6)	(2)
Surrenders	(1)	(90)	(2)
Death benefits	—	—	—
Transfer (to) from other portfolios	35	222	79
Net increase (decrease) in net assets resulting from variable annuity contract transactions	267	936	758
Total increase (decrease) in net assets	235	900	765
Net Assets
Beginning of Year	44	301	80
End of Year	$279	$1,201	$845
	Fidelity Contrafund Portfolio SC2	Fidelity Mid Cap SC2	Fidelity Equity Income SC2
From Operations
Net investment income (loss)	$(5)	$(13)	$2
Net realized gain (loss) on investments	2	1	—
Net unrealized appreciation (depreciation) of investments during the period	(68)	(125)	(3)
Net increase (decrease) in net assets resulting from operations	(71)	(137)	(1)
From Variable Annuity Contract Transactions
Contractowners' net payments	864	868	1
Contract maintenance fees	(12)	(8)	—
Surrenders	(61)	(36)	—
Death benefits	—	—	—
Transfer (to) from other portfolios	216	273	(1)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	1,007	1,097	—
Total increase (decrease) in net assets	936	960	(1)
Net Assets
Beginning of Year	886	383	159
End of Year	$1,822	$1,343	$158

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2011
(in thousands)

	Fidelity Investment Grade Bonds SC2	Franklin Flex Cap Growth Securities	Franklin Income Securities
From Operations
Net investment income (loss)	$38	$—	$30
Net realized gain (loss) on investments	27	—	1
Net unrealized appreciation (depreciation) of investments during the period	(19)	—	(18)
Net increase (decrease) in net assets resulting from operations	46	—	13
From Variable Annuity Contract Transactions
Contractowners' net payments	1,185	24	901
Contract maintenance fees	(6)	—	(7)
Surrenders	(58)	(1)	(6)
Death benefits	—	—	—
Transfer (to) from other portfolios	207	35	206
Net increase (decrease) in net assets resulting from variable annuity contract transactions	1,328	58	1,094
Total increase (decrease) in net assets	1,374	58	1,107
Net Assets
Beginning of Year	549	3	409
End of Year	$1,923	$61	$1,516
	Franklin Rising Dividend Securities	Franklin Small-Mid Cap Growth Securities	Franklin Small Cap Value Securities CL 2
From Operations
Net investment income (loss)	$—	$(3)	$(1)
Net realized gain (loss) on investments	11	—	—
Net unrealized appreciation (depreciation) of investments during the period	65	(14)	11
Net increase (decrease) in net assets resulting from operations	76	(17)	10
From Variable Annuity Contract Transactions
Contractowners' net payments	842	156	190
Contract maintenance fees	(11)	(2)	(1)
Surrenders	(10)	(1)	—
Death benefits	—	—	—
Transfer (to) from other portfolios	(31)	34	21
Net increase (decrease) in net assets resulting from variable annuity contract transactions	790	187	210
Total increase (decrease) in net assets	866	170	220
Net Assets
Beginning of Year	928	101	14
End of Year	$1,794	$271	$234

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2011
(in thousands)

	Franklin US Government Fund	Templeton Growth Securities	Templeton Foreign Securities
From Operations
Net investment income (loss)	$16	$—	$—
Net realized gain (loss) on investments	1	—	(1)
Net unrealized appreciation (depreciation) of investments during the period	39	(3)	(19)
Net increase (decrease) in net assets resulting from operations	56	(3)	(20)
From Variable Annuity Contract Transactions
Contractowners' net payments	1,147	14	599
Contract maintenance fees	(10)	—	(1)
Surrenders	(68)	—	—
Death benefits	—	—	—
Transfer (to) from other portfolios	533	23	22
Net increase (decrease) in net assets resulting from variable annuity contract transactions	1,602	37	620
Total increase (decrease) in net assets	1,658	34	600
Net Assets
Beginning of Year	588	18	74
End of Year	$2,246	$52	$674
	Templeton Global Bond Securities Fund II	Mutual Shares Securities	Legg Mason ClearBridge Variable Mid Cap Core II
From Operations
Net investment income (loss)	$42	$25	$(3)
Net realized gain (loss) on investments	9	—	5
Net unrealized appreciation (depreciation) of investments during the period	(100)	(76)	(7)
Net increase (decrease) in net assets resulting from operations	(49)	(51)	(5)
From Variable Annuity Contract Transactions
Contractowners' net payments	791	1,373	198
Contract maintenance fees	(10)	(15)	(2)
Surrenders	(121)	(99)	(53)
Death benefits	—	—	—
Transfer (to) from other portfolios	274	539	47
Net increase (decrease) in net assets resulting from variable annuity contract transactions	934	1,798	190
Total increase (decrease) in net assets	885	1,747	185
Net Assets
Beginning of Year	722	911	121
End of Year	$1,607	$2,658	$306

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2011
(in thousands)

	Legg Mason ClearBridge Variable Small Cap Growth II	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor
From Operations
Net investment income (loss)	$(1)	$2	$2
Net realized gain (loss) on investments	—	7	—
Net unrealized appreciation (depreciation) of investments during the period	(3)	33	(6)
Net increase (decrease) in net assets resulting from operations	(4)	42	(4)
From Variable Annuity Contract Transactions
Contractowners' net payments	94	171	329
Contract maintenance fees	(1)	(1)	(7)
Surrenders	—	—	(35)
Death benefits	—	—	—
Transfer (to) from other portfolios	61	74	333
Net increase (decrease) in net assets resulting from variable annuity contract transactions	154	244	620
Total increase (decrease) in net assets	150	286	616
Net Assets
Beginning of Year	15	35	477
End of Year	$165	$321	$1,093
	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor
From Operations
Net investment income (loss)	$8	$(3)	$38
Net realized gain (loss) on investments	78	1	80
Net unrealized appreciation (depreciation) of investments during the period	76	(4)	(56)
Net increase (decrease) in net assets resulting from operations	162	(6)	62
From Variable Annuity Contract Transactions
Contractowners' net payments	1,116	254	2,870
Contract maintenance fees	(16)	(5)	(31)
Surrenders	(11)	(33)	(147)
Death benefits	—	—	—
Transfer (to) from other portfolios	632	173	986
Net increase (decrease) in net assets resulting from variable annuity contract transactions	1,721	389	3,678
Total increase (decrease) in net assets	1,883	383	3,740
Net Assets
Beginning of Year	784	413	1,886
End of Year	$2,667	$796	$5,626

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2011
(in thousands)

	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC
From Operations
Net investment income (loss)	$8	$(7)
Net realized gain (loss) on investments	—	2
Net unrealized appreciation (depreciation) of investments during the period	(45)	(38)
Net increase (decrease) in net assets resulting from operations	(37)	(43)
From Variable Annuity Contract Transactions
Contractowners' net payments	249	830
Contract maintenance fees	(2)	(7)
Surrenders	(2)	(87)
Death benefits	—	—
Transfer (to) from other portfolios	101	263
Net increase (decrease) in net assets resulting from variable annuity contract transactions	346	999
Total increase (decrease) in net assets	309	956
Net Assets
Beginning of Year	83	342
End of Year	$392	$1,298

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

1.  ORGANIZATION

The Variable Annuity Account A of Protective Life ("Separate Account") was established by Protective Life and Annuity Insurance Company ("PLAIC") on December 1, 1997, with sales beginning August 21, 1998. The Separate Account is an investment account to which net proceeds from individual flexible premium deferred variable annuity contracts ("Contracts") issued by PLAIC are allocated until maturity or termination of the Contracts.

PLAIC has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended.

During the years ended December 31, 2012 and 2011, assets were invested in ninety three subaccounts:

Subaccounts

Goldman Sachs Large Cap Value

Goldman Sachs Strategic International Equity

Goldman Sachs Structured US Equity

Goldman Sachs Structured Small Cap Equity

Goldman Sachs Strategic Growth

Goldman Sachs Strategic Growth SC

Goldman Sachs Large Cap Value Fund SC(a)

Goldman Sachs Strategic International Equity SC

Goldman Sachs Structured US Equity SC

Goldman Sachs VIT Growth Opportunities SC

Goldman Sachs Mid Cap Value SC

MFS Growth Series IC

MFS Research IC

MFS Investors Trust IC

MFS Total Return IC

MFS New Discovery IC

MFS Utilities IC

MFS Growth Series SC

MFS Research SC

MFS Investors Trust SC

MFS Total Return SC

MFS New Discovery SC

MFS Utilities SC

MFS Investors Growth Stock SC

MFS VIT Research Bond SC

MFS VIT Value SC

MFS VIT II Emerging Markets Equity SC(b)

MFS VIT II International Value SC(b)

Oppenheimer Money Fund/VA

Oppenheimer Small & Mid Cap Fund/VA

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Main Street Fund/VA

Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Securites Fund/VA

Oppenheimer High Income Fund/VA(c)

Oppenheimer Small & Mid Cap Fund/VA SC

Oppenheimer Capital Appreciation Fund/VA SC

Oppenheimer Main Street Fund/VA SC

Oppenheimer Global Strategic Income
Fund/VA SC

Oppenheimer Global Securites Fund/VA SC

Oppenheimer High Income Fund/VA SC(c)

Invesco Van Kampen VI American Franchise(d)

Invesco Van Kampen VI Comstock

Invesco Van Kampen VI Growth & Income

Invesco Van Kampen VI Mid-Cap Growth II

Invesco Van Kampen VI Equity and Income II

Invesco Van Kampen VI Government II(e)

Invesco Van Kampen VI Comstock II

Invesco Van Kampen VI Growth & Income II

Invesco Van Kampen VI Global Tactical Asset Alloc II(e)

Invesco Van Kampen VI International Growth Equity II(e)

Invesco Van Kampen VI American Value II(d)

Invesco VI Balanced Risk Allocation II

Invesco VI Government Securities II

Invesco VI International Growth II

Invesco VI Global Real Estate II(b)

Invesco VI Small Cap Equity II(b)

UIF Global Real Estate II(a)

Lord Abbett Growth & Income(a)

Lord Abbett Bond Debenture

Lord Abbett Mid Cap Stock(d)

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

1.  ORGANIZATION — (Continued)

Subaccounts

Lord Abbett Growth Opportunities

Lord Abbett Calibrated Dividend Growth(d)

Lord Abbett International Opportunities(a)

Lord Abbett Classic Stock

Lord Abbett Series Fundamental Equity VC

Fidelity Index 500 Portfolio SC2

Fidelity Contrafund Portfolio SC2

Fidelity Mid Cap SC2

Fidelity Equity Income SC2

Fidelity Investment Grade Bonds SC2

Franklin Flex Cap Growth Securities

Franklin Income Securities

Franklin Rising Dividend Securities

Franklin Small-Mid Cap Growth Securities

Franklin Small Cap Value Securities CL 2

Franklin US Government Fund

Templeton Growth Securities

Templeton Foreign Securities

Templeton Global Bond Securities Fund II

Templeton Developing Markets Sec CL2(b)

Mutual Shares Securities

Legg Mason ClearBridge Variable Mid Cap Core II

Legg Mason ClearBridge Variable Small Cap Growth II

Legg Mason Dynamic Multi-Strategy VIT Portfolio II(b)

PIMCO VIT Long-Term US Government Advisor

PIMCO VIT Low Duration Advisor

PIMCO VIT Real Return Advisor

PIMCO VIT Short-Term Advisor

PIMCO VIT Total Return Advisor

PIMCO VIT All Asset Advisor(b)

Royce Capital Fund Micro-Cap SC

Royce Capital Fund Small-Cap SC

(a)  Not available for new policies

(b)  New funds added May 1, 2012

(c)  Closed October 26, 2012. All of the assets of the closed funds were merged into the existing funds listed below.

(d)  Fund name changed. See below.

(e)  Fund closed in 2011.

Closed Fund Name	Acquiring Fund Name
Oppenheimer High Income Fund/VA	Oppenheimer Global Strategic Income Fund/VA
Oppenheimer High Income Fund/VA SC	Oppenheimer Global Strategic Income Fund/VA SC
Old Fund Name	New Fund Name
Invesco Van Kampen VI Capital Growth	Invesco Van Kampen VI American Franchise
Invesco Van Kampen VI Mid Cap Value II	Invesco Van Kampen VI American Value II
Lord Abbett Mid Cap Value	Lord Abbett Mid Cap Stock
Lord Abbett Capital Structure	Lord Abbett Calibrated Dividend Growth

Gross premiums from the Contracts are allocated to the subaccounts in accordance with contract owner instructions and are recorded as variable annuity contract transactions in the statement of changes in net assets. Such amounts are used to provide money to pay contract values under the Contracts. The Separate Account's assets are the property of PLAIC and are segregated from PLAIC's other assets.

Contract owners may allocate some or all of gross premiums or transfer some or all of the contract value to the Guaranteed Account, which is part of PLAIC's General Account. The assets of PLAIC's General Account support its insurance and annuity obligations and are subject to PLAIC's general liabilities from business operations. The Guaranteed Account's balance as of December 31, 2012 was approximately $9.5 million. Transfers to/from other portfolios, included in the statement of changes in net assets, include transfers between the individual subaccounts and between the subaccounts and

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

1.  ORGANIZATION — (Continued)

the Guaranteed Account. Pursuant to the terms of an agreement with PLAIC, Protective Life Insurance Company, its parent company, administers the Contracts. Contract administration includes: processing applications for the Contracts and subsequent owner requests; processing purchase payments, transfers, surrenders and death benefit claims as well as performing record maintenance and disbursing annuity income payments.

2.  SIGNIFICANT ACCOUNTING POLICIES

Investment Valuation

Investments are made in shares and are valued at the net asset values of the respective portfolios, whose investments are stated at fair value. The net assets of each subaccount of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds. Transactions with the Funds are recorded on the trade date.

Net Realized Gains and Losses

Net realized gains and losses on investments include gains and losses on redemptions of the Funds' shares (determined for each product using the last-in-first-out (LIFO) basis) and capital gain distributions from the Funds.

Dividend Income and Capital Gain Distributions

Dividend income and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the portfolio. Ordinary dividend and capital gain distributions are from net investment income and net realized gains respectively, as recorded in the financial statements of the underlying investment company.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The results of the operations of the Separate Account are included in the federal income tax return of Protective Life Corporation (the ultimate parent of PLAIC). Under the provisions of the contracts, PLAIC has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been made against the Separate Account for such tax. Management will periodically review the policy in the event of changes in tax law. Accordingly, a change may be made in future years for any federal income taxes that would be attributable to the contracts.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

2.  SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Annuity Payouts

Net assets allocated to contracts in the annuity payout period are computed according to the Annuity 2000 Mortality Table. The assumed investment return is 5%. The mortality risk is fully borne by PLAIC and may result in additional amounts being transferred into the variable annuity separate account by PLAIC to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to PLAIC. There are currently no polices in the annuity payout phase.

Risks and Uncertainties

The Separate Account provides for various subaccount investment options in any combination of mutual funds, each of which bears exposure to the market, credit and liquidity risks of the underlying portfolio in which it invests. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term could materially affect investment balances, the amounts reported in the statements of assets and liabilities and the amounts reported in the statement of changes in net assets. Accordingly, these financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual funds identified in Note 1.

Accounting Pronouncement Recently Adopted

Accounting Standard Update ("ASU" or "Update") No. 2011-04 — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirement in U.S. GAAP and International Financial Reporting Standards (IFRSs). In May 2011, the FASB issued ASU No. 2011-04, Amendments to Achieve Common Fair Value Measurements and Disclosure Requirement in U.S. GAAP and International Financial Reporting Standards (IFRSs). The amendments in this update result in common fair value measurement and disclosure requirements in U.S. GAAP and IFRSs. The amendments were effective for the annual period beginning after December 15, 2011. This standard did not have a material impact to the fair value disclosures included in Note 3 to the financial statements.

3.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account determined the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosures Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Separate Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. As there are no level 2 or level 3 assets in any period presented, disclosure of transfers between levels or disclosure of a reconciliation of level 3 assets is not required. In addition, there are no other financial assets or assets valued on a non-recurring basis.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

3.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Financial assets recorded at fair value on the Statement of Assets and Liabilities are categorized as follows:

Level 1: Unadjusted quoted prices for identical assets in an active market.

Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

  a) Quoted prices for similar assets in active markets

  b) Quoted prices for identical or similar assets in non-active markets

  c) Inputs other than quoted market prices that are observable

  d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset.

Determination of fair values

The valuation methodologies used to determine the fair values of assets and liabilities under the FASB guidance referenced in the Fair Value Measurements and Disclosures Topic reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily net asset value ("NAV") of the mutual funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.

4.  CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the years ended December 31, 2012 and 2011 were as follows:

(in thousands)	2012			2011
Fund Description	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Goldman Sachs Large Cap Value	—	—	—	—	—	—
Goldman Sachs Strategic International Equity	—	—	—	—	(2)	(2)
Goldman Sachs Structured US Equity	—	—	—	—	(2)	(2)
Goldman Sachs Structured Small Cap Equity	—	—	—	—	—	—
Goldman Sachs Strategic Growth	—	—	—	—	—	—
Goldman Sachs Strategic Growth SC	145	(64)	81	82	(17)	65

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

4.  CHANGES IN UNITS OUTSTANDING — (Continued)

(in thousands)	2012			2011
Fund Description	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Goldman Sachs Large Cap Value Fund SC	82	(42)	40	102	(1)	101
Goldman Sachs Strategic International Equity SC	91	(16)	75	19	(2)	17
Goldman Sachs Structured US Equity SC	—	—	—	—	—	—
Goldman Sachs VIT Growth Opportunities SC	9	(2)	7	1	—	1
Goldman Sachs Mid Cap Value SC	77	(10)	67	65	(1)	64
MFS Growth Series IC	1	(1)	—	—	—	—
MFS Research IC	—	—	—	—	(2)	(2)
MFS Investors Trust IC	—	(1)	(1)	—	—	—
MFS Total Return IC	—	—	—	—	—	—
MFS New Discovery IC	1	(1)	—	—	—	—
MFS Utilities IC	—	—	—	—	—	—
MFS Growth Series SC	67	(34)	33	8	—	8
MFS Research SC	1	—	1	1	(1)	—
MFS Investors Trust SC	117	(43)	74	72	(10)	62
MFS Total Return SC	44	(2)	42	12	(1)	11
MFS New Discovery SC	76	(5)	71	34	(2)	32
MFS Utilities SC	29	(3)	26	13	(1)	12
MFS Investors Growth Stock SC	28	(11)	17	17	(6)	11
MFS VIT Research Bond SC	173	(84)	89	75	(3)	72
MFS VIT Value SC	161	(40)	121	32	(2)	30
MFS VIT II Emerging Markets Equity SC	21	—	21	—	—	—
MFS VIT II International Value SC	11	(1)	10	—	—	—
Oppenheimer Money Fund/VA	933	(844)	89	1,228	(864)	364
Oppenheimer Small & Mid Cap Fund/VA	—	(1)	(1)	—	(1)	(1)
Oppenheimer Capital Appreciation Fund/VA	1	(1)	—	—	(1)	(1)
Oppenheimer Main Street Fund/VA	—	(1)	(1)	1	(1)	—
Oppenheimer Global Strategic Income Fund/VA	—	—	—	—	(3)	(3)
Oppenheimer Global Securites Fund/VA	—	(2)	(2)	1	(1)	—
Oppenheimer High Income Fund/VA	—	(1)	(1)	—	—	—
Oppenheimer Small & Mid Cap Fund/VA SC	—	—	—	—	—	—
Oppenheimer Capital Appreciation Fund/VA SC	7	(1)	6	—	—	—

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

4.  CHANGES IN UNITS OUTSTANDING — (Continued)

(in thousands)	2012			2011
Fund Description	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Oppenheimer Main Street Fund/VA SC	11	(1)	10	4	(1)	3
Oppenheimer Global Strategic Income Fund/VA SC	307	(38)	269	137	(27)	110
Oppenheimer Global Securites Fund/VA SC	168	(72)	96	44	(2)	42
Oppenheimer High Income Fund/VA SC	—	(2)	(2)	—	—	—
Invesco Van Kampen VI American Franchise	—	(3)	(3)	—	(1)	(1)
Invesco Van Kampen VI Comstock	—	(1)	(1)	—	—	—
Invesco Van Kampen VI Growth & Income	—	(1)	(1)	—	—	—
Invesco Van Kampen VI Mid-Cap Growth II	96	(58)	38	51	(6)	45
Invesco Van Kampen VI Equity and Income II	65	(21)	44	47	(2)	45
Invesco Van Kampen VI Government II	—	—	—	1	(8)	(7)
Invesco Van Kampen VI Comstock II	77	(27)	50	8	—	8
Invesco Van Kampen VI Growth & Income II	240	(45)	195	131	(12)	119
Invesco Van Kampen VI Global Tactical Asset Alloc II	—	—	—	—	(3)	(3)
Invesco Van Kampen VI International Growth Equity II	—	—	—	—	(1)	(1)
Invesco Van Kampen VI American Value II	50	(22)	28	7	—	7
Invesco VI Balanced Risk Allocation II	515	(9)	506	8	(2)	6
Invesco VI Government Securities II	107	(5)	102	13	(1)	12
Invesco VI International Growth II	10	(3)	7	1	—	1
Invesco VI Global Real Estate II	17	(1)	16	—	—	—
Invesco VI Small Cap Equity II	2	—	2	—	—	—
UIF Global Real Estate II	64	(25)	39	17	(1)	16
Lord Abbett Growth & Income	83	(83)	—	33	(4)	29
Lord Abbett Bond Debenture	218	(72)	146	137	(11)	126
Lord Abbett Mid Cap Stock	19	(20)	(1)	12	(3)	9
Lord Abbett Growth Opportunities	9	—	9	5	(1)	4
Lord Abbett Calibrated Dividend Growth	14	(6)	8	14	—	14

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

4.  CHANGES IN UNITS OUTSTANDING — (Continued)

(in thousands)	2012			2011
Fund Description	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Lord Abbett International Opportunities	15	(42)	(27)	37	(8)	29
Lord Abbett Classic Stock	56	(22)	34	30	(5)	25
Lord Abbett Series Fundamental Equity VC	168	(64)	104	89	(8)	81
Fidelity Index 500 Portfolio SC2	186	(58)	128	77	(1)	76
Fidelity Contrafund Portfolio SC2	246	(98)	148	95	(9)	86
Fidelity Mid Cap SC2	186	(71)	115	83	(4)	79
Fidelity Equity Income SC2	—	(1)	(1)	—	—	—
Fidelity Investment Grade Bonds SC2	341	(123)	218	129	(10)	119
Franklin Flex Cap Growth Securities	5	(2)	3	5	—	5
Franklin Income Securities	246	(43)	203	92	(2)	90
Franklin Rising Dividend Securities	308	(59)	249	105	(35)	70
Franklin Small-Mid Cap Growth Securities	60	(34)	26	15	—	15
Franklin Small Cap Value Securities CL 2	49	(4)	45	21	(1)	20
Franklin US Government Fund	361	(158)	203	150	(9)	141
Templeton Growth Securities	18	(1)	17	4	(1)	3
Templeton Foreign Securities	86	(21)	65	71	(1)	70
Templeton Global Bond Securities Fund II	347	(12)	335	83	(15)	68
Templeton Developing Markets Sec CL2	15	(2)	13	—	—	—
Mutual Shares Securities	247	(45)	202	187	(7)	180
Legg Mason ClearBridge Variable Mid Cap Core II	47	(4)	43	30	(14)	16
Legg Mason ClearBridge Variable Small Cap Growth II	9	(1)	8	12	—	12
Legg Mason Dynamic Multi-Strategy VIT Portfolio II	573	(15)	558	—	—	—
PIMCO VIT Long-Term US Government Advisor	63	(11)	52	23	(1)	22
PIMCO VIT Low Duration Advisor	231	(121)	110	64	(5)	59
PIMCO VIT Real Return Advisor	506	(47)	459	166	(13)	153
PIMCO VIT Short-Term Advisor	142	(94)	48	43	(4)	39
PIMCO VIT Total Return Advisor	875	(226)	649	380	(35)	345
PIMCO VIT All Asset Advisor	38	(5)	33	—	—	—
Royce Capital Fund Micro-Cap SC	65	(22)	43	30	(2)	28
Royce Capital Fund Small-Cap SC	173	(53)	120	101	(15)	86

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

5.  INVESTMENTS

At December 31, 2012, the investments by the respective subaccounts were as follows:

(in thousands except share data)	2012
Fund Name	Shares	Cost	Fair Value	Net Asset Value Per Share
Goldman Sachs Large Cap Value	1,799	$20	$19	$10.76
Goldman Sachs Strategic International Equity	3,268	47	28	8.55
Goldman Sachs Structured US Equity	4,100	60	50	12.14
Goldman Sachs Structured Small Cap Equity	3,920	41	50	12.71
Goldman Sachs Strategic Growth	7,348	90	102	13.86
Goldman Sachs Strategic Growth SC	167,688	2,114	2,322	13.85
Goldman Sachs Large Cap Value Fund SC	189,581	1,900	2,038	10.75
Goldman Sachs Strategic International Equity SC	132,462	1,086	1,135	8.57
Goldman Sachs Structured US Equity SC	1,061	10	13	12.16
Goldman Sachs VIT Growth Opportunities SC	20,943	140	145	6.93
Goldman Sachs Mid Cap Value SC	105,001	1,492	1,612	15.35
MFS Growth Series IC	2,501	55	72	28.83
MFS Research IC	1,276	22	28	21.85
MFS Investors Trust IC	3,072	61	70	22.93
MFS Total Return IC	3,608	64	72	20.05
MFS New Discovery IC	904	12	14	15.72
MFS Utilities IC	2,081	52	58	27.63
MFS Growth Series SC	17,706	463	500	28.25
MFS Research SC	1,314	25	29	21.70
MFS Investors Trust SC	92,990	1,956	2,118	22.78
MFS Total Return SC	49,742	944	985	19.80
MFS New Discovery SC	116,237	1,808	1,745	15.01
MFS Utilities SC	30,836	789	842	27.29
MFS Investors Growth Stock SC	32,132	348	383	11.93
MFS VIT Research Bond SC	152,509	1,976	2,028	13.30
MFS VIT Value SC	129,978	1,780	1,848	14.22
MFS VIT II Emerging Markets Equity SC	13,862	202	213	15.34
MFS VIT II International Value SC	5,911	98	101	17.14
Oppenheimer Money Fund/VA	1,557,023	1,557	1,557	1.00
Oppenheimer Small & Mid Cap Fund/VA	1,638	101	90	54.80
Oppenheimer Capital Appreciation Fund/VA	2,612	100	118	45.06
Oppenheimer Main Street Fund/VA	725	12	17	23.97
Oppenheimer Global Strategic Income Fund/VA	17,862	88	101	5.67
Oppenheimer Global Securites Fund/VA	6,080	185	198	32.55
Oppenheimer Small & Mid Cap Fund/VA SC	69	2	4	53.25
Oppenheimer Capital Appreciation Fund/VA SC	3,534	132	158	44.66
Oppenheimer Main Street Fund/VA SC	14,089	267	335	23.78
Oppenheimer Global Strategic Income Fund/VA SC	1,123,416	6,335	6,505	5.79
Oppenheimer Global Securites Fund/VA SC	79,231	2,298	2,555	32.25
Invesco Van Kampen VI American Franchise	2,733	117	99	36.28

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

5.  INVESTMENTS — (Continued)

(in thousands except share data)	2012
Fund Name	Shares	Cost	Fair Value	Net Asset Value Per Share
Invesco Van Kampen VI Comstock	12,396	$149	$164	$13.27
Invesco Van Kampen VI Growth & Income	4,587	76	92	20.07
Invesco Van Kampen VI Mid-Cap Growth II	183,330	708	717	3.91
Invesco Van Kampen VI Equity and Income II	92,724	1,314	1,396	15.05
Invesco Van Kampen VI Comstock II	55,991	689	740	13.22
Invesco Van Kampen VI Growth & Income II	234,674	4,383	4,701	20.03
Invesco Van Kampen VI American Value II	32,776	479	485	14.81
Invesco VI Balanced Risk Allocation II	469,193	5,814	5,898	12.57
Invesco VI Government Securities II	97,743	1,209	1,201	12.29
Invesco VI International Growth II	2,919	83	87	29.68
Invesco VI Global Real Estate II	11,564	168	175	15.11
Invesco VI Small Cap Equity II	1,055	18	19	18.31
UIF Global Real Estate II	70,754	599	669	9.46
Lord Abbett Growth & Income	24,877	552	612	24.59
Lord Abbett Bond Debenture	428,654	5,271	5,238	12.22
Lord Abbett Mid Cap Stock	16,012	260	289	18.05
Lord Abbett Growth Opportunities	11,235	164	148	13.19
Lord Abbett Calibrated Dividend Growth	22,319	305	317	14.22
Lord Abbett International Opportunities	18,301	147	155	8.48
Lord Abbett Classic Stock	52,127	672	666	12.77
Lord Abbett Series Fundamental Equity VC	138,274	2,379	2,435	17.61
Fidelity Index 500 Portfolio SC2	16,623	2,262	2,388	143.65
Fidelity Contrafund Portfolio SC2	141,443	3,444	3,678	26.00
Fidelity Mid Cap SC2	89,381	2,750	2,680	29.98
Fidelity Equity Income SC2	8,950	128	176	19.62
Fidelity Investment Grade Bonds SC2	361,604	4,683	4,625	12.79
Franklin Flex Cap Growth Securities	6,170	79	82	13.21
Franklin Income Securities	267,016	3,882	4,024	15.07
Franklin Rising Dividend Securities	221,667	4,419	4,797	21.64
Franklin Small-Mid Cap Growth Securities	27,114	549	570	21.04
Franklin Small Cap Value Securities CL 2	45,256	733	825	18.23
Franklin US Government Fund	335,146	4,448	4,461	13.31
Templeton Growth Securities	19,646	212	235	11.97
Templeton Foreign Securities	101,437	1,324	1,458	14.37
Templeton Global Bond Securities Fund II	300,025	5,629	5,841	19.47
Templeton Developing Markets Sec CL2	12,056	121	127	10.50
Mutual Shares Securities	298,100	4,799	5,133	17.22
Legg Mason ClearBridge Variable Mid Cap Core II	58,534	800	855	14.60
Legg Mason ClearBridge Variable Small Cap Growth II	17,230	277	297	17.25
Legg Mason Dynamic Multi-Strategy VIT Portfolio II	525,524	5,563	5,649	10.75

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

5.  INVESTMENTS — (Continued)

(in thousands except share data)	2012
Fund Name	Shares	Cost	Fair Value	Net Asset Value Per Share
PIMCO VIT Long-Term US Government Advisor	81,022	$1,069	$1,001	$12.35
PIMCO VIT Low Duration Advisor	211,805	2,229	2,283	10.78
PIMCO VIT Real Return Advisor	564,504	8,065	8,044	14.25
PIMCO VIT Short-Term Advisor	125,323	1,278	1,290	10.29
PIMCO VIT Total Return Advisor	1,142,974	13,037	13,201	11.55
PIMCO VIT All Asset Advisor	30,360	349	349	11.48
Royce Capital Fund Micro-Cap SC	75,343	830	819	10.87
Royce Capital Fund Small-Cap SC	251,067	2,626	2,739	10.91

During the year ended December 31, 2012, transactions in shares were as follows:

Fund Name	Goldman Sachs Large Cap Value	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity
Shares purchased	—	—	—
Shares received from reinvestment of dividends and capital gain distributions	69	67	74
Total shares acquired	69	67	74
Shares redeemed	(846)	(252)	(948)
Net increase (decrease) in shares owned	(777)	(185)	(874)
Shares owned, beginning of period	2,576	3,453	4,974
Shares owned, end of period	1,799	3,268	4,100
Cost of shares acquired (000's)	$1	$1	$1
Proceeds from sales (000's)	$9	$2	$11
Fund Name	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC
Shares purchased	—	—	139,581
Shares received from reinvestment of dividends and capital gain distributions	47	50	730
Total shares acquired	47	50	140,311
Shares redeemed	(166)	(251)	(74,866)
Net increase (decrease) in shares owned	(119)	(201)	65,445
Shares owned, beginning of period	4,039	7,549	102,243
Shares owned, end of period	3,920	7,348	167,688
Cost of shares acquired (000's)	$1	$1	$1,869
Proceeds from sales (000's)	$2	$3	$991

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

5.  INVESTMENTS — (Continued)

Fund Name	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Strategic International Equity SC	Goldman Sachs Structured US Equity SC
Shares purchased	87,394	113,249	2
Shares received from reinvestment of dividends and capital gain distributions	6,725	2,390	16
Total shares acquired	94,119	115,639	18
Shares redeemed	(48,108)	(23,112)	(90)
Net increase (decrease) in shares owned	46,011	92,527	(72)
Shares owned, beginning of period	143,570	39,935	1,133
Shares owned, end of period	189,581	132,462	1,061
Cost of shares acquired (000's)	$957	$953	$—
Proceeds from sales (000's)	$482	$186	$1
Fund Name	Goldman Sachs VIT Growth Opportunities SC	Goldman Sachs Mid Cap Value SC	MFS Growth Series IC
Shares purchased	14,122	57,457	—
Shares received from reinvestment of dividends and capital gain distributions	1,701	963	—
Total shares acquired	15,823	58,420	—
Shares redeemed	(3,613)	(11,090)	(443)
Net increase (decrease) in shares owned	12,210	47,330	(443)
Shares owned, beginning of period	8,733	57,671	2,944
Shares owned, end of period	20,943	105,001	2,501
Cost of shares acquired (000's)	$111	$853	$—
Proceeds from sales (000's)	$26	$161	$12
Fund Name	MFS Research IC	MFS Investors Trust IC	MFS Total Return IC
Shares purchased	124	123	132
Shares received from reinvestment of dividends and capital gain distributions	11	28	100
Total shares acquired	135	151	232
Shares redeemed	(134)	(457)	(495)
Net increase (decrease) in shares owned	1	(306)	(263)
Shares owned, beginning of period	1,275	3,378	3,871
Shares owned, end of period	1,276	3,072	3,608
Cost of shares acquired (000's)	$3	$3	$5
Proceeds from sales (000's)	$3	$10	$9

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

5.  INVESTMENTS — (Continued)

Fund Name	MFS New Discovery IC	MFS Utilities IC	MFS Growth Series SC
Shares purchased	—	—	27,004
Shares received from reinvestment of dividends and capital gain distributions	125	139	—
Total shares acquired	125	139	27,004
Shares redeemed	(1,004)	(447)	(13,990)
Net increase (decrease) in shares owned	(879)	(308)	13,014
Shares owned, beginning of period	1,783	2,389	4,692
Shares owned, end of period	904	2,081	17,706
Cost of shares acquired (000's)	$2	$4	$721
Proceeds from sales (000's)	$16	$12	$364
Fund Name	MFS Research SC	MFS Investors Trust SC	MFS Total Return SC
Shares purchased	448	71,866	35,840
Shares received from reinvestment of dividends and capital gain distributions	7	476	788
Total shares acquired	455	72,342	36,628
Shares redeemed	(49)	(33,737)	(2,236)
Net increase (decrease) in shares owned	406	38,605	34,392
Shares owned, beginning of period	908	54,385	15,350
Shares owned, end of period	1,314	92,990	49,742
Cost of shares acquired (000's)	$9	$1,574	$713
Proceeds from sales (000's)	$1	$729	$43
Fund Name	MFS New Discovery SC	MFS Utilities SC	MFS Investors Growth Stock SC
Shares purchased	64,977	16,918	19,905
Shares received from reinvestment of dividends and capital gain distributions	8,898	1,366	828
Total shares acquired	73,875	18,284	20,733
Shares redeemed	(13,231)	(2,135)	(6,974)
Net increase (decrease) in shares owned	60,644	16,149	13,759
Shares owned, beginning of period	55,593	14,687	18,373
Shares owned, end of period	116,237	30,836	32,132
Cost of shares acquired (000's)	$1,104	$489	$244
Proceeds from sales (000's)	$206	$57	$84

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

5.  INVESTMENTS — (Continued)

Fund Name	MFS VIT Research Bond SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC
Shares purchased	149,445	138,494	13,770
Shares received from reinvestment of dividends and capital gain distributions	6,617	1,280	250
Total shares acquired	156,062	139,774	14,020
Shares redeemed	(81,000)	(40,396)	(158)
Net increase (decrease) in shares owned	75,062	99,378	13,862
Shares owned, beginning of period	77,447	30,600	—
Shares owned, end of period	152,509	129,978	13,862
Cost of shares acquired (000's)	$2,054	$1,941	$204
Proceeds from sales (000's)	$1,072	$556	$2
Fund Name	MFS VIT II International Value SC	Oppenheimer Money Fund/VA	Oppenheimer Small & Mid Cap Fund/VA
Shares purchased	8,039	3,304,003	—
Shares received from reinvestment of dividends and capital gain distributions	18	125	—
Total shares acquired	8,057	3,304,128	—
Shares redeemed	(2,146)	(2,856,973)	(309)
Net increase (decrease) in shares owned	5,911	447,155	(309)
Shares owned, beginning of period	—	1,109,868	1,947
Shares owned, end of period	5,911	1,557,023	1,638
Cost of shares acquired (000's)	$133	$3,304	$—
Proceeds from sales (000's)	$36	$2,857	$17
Fund Name	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Fund/VA	Oppenheimer Global Strategic Income Fund/VA
Shares purchased	—	—	568
Shares received from reinvestment of dividends and capital gain distributions	20	8	1,351
Total shares acquired	20	8	1,919
Shares redeemed	(371)	(258)	(1,646)
Net increase (decrease) in shares owned	(351)	(250)	273
Shares owned, beginning of period	2,963	975	17,589
Shares owned, end of period	2,612	725	17,862
Cost of shares acquired (000's)	$1	$—	$10
Proceeds from sales (000's)	$16	$6	$9

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

5.  INVESTMENTS — (Continued)

Fund Name	Oppenheimer Global Securites Fund/VA	Oppenheimer High Income Fund/VA	Oppenheimer Small & Mid Cap Fund/VA SC
Shares purchased	—	—	—
Shares received from reinvestment of dividends and capital gain distributions	167	249	—
Total shares acquired	167	249	—
Shares redeemed	(1,594)	(1,552)	(1)
Net increase (decrease) in shares owned	(1,427)	(1,303)	(1)
Shares owned, beginning of period	7,507	1,303	70
Shares owned, end of period	6,080	—	69
Cost of shares acquired (000's)	$5	$—	$—
Proceeds from sales (000's)	$46	$3	$—
Fund Name	Oppenheimer Capital Appreciation Fund/VA SC	Oppenheimer Main Street Fund/VA SC	Oppenheimer Global Strategic Income Fund/VA SC
Shares purchased	1,812	5,125	785,283
Shares received from reinvestment of dividends and capital gain distributions	9	77	48,805
Total shares acquired	1,821	5,202	834,088
Shares redeemed	(253)	(730)	(159,201)
Net increase (decrease) in shares owned	1,568	4,472	674,887
Shares owned, beginning of period	1,966	9,617	448,529
Shares owned, end of period	3,534	14,089	1,123,416
Cost of shares acquired (000's)	$79	$117	$4,739
Proceeds from sales (000's)	$11	$17	$909
Fund Name	Oppenheimer Global Securites Fund/VA SC	Oppenheimer High Income Fund/VA SC	Invesco Van Kampen VI American Franchise
Shares purchased	76,085	68	—
Shares received from reinvestment of dividends and capital gain distributions	1,169	678	—
Total shares acquired	77,254	746	—
Shares redeemed	(37,835)	(4,357)	(437)
Net increase (decrease) in shares owned	39,419	(3,611)	(437)
Shares owned, beginning of period	39,812	3,611	3,170
Shares owned, end of period	79,231	—	2,733
Cost of shares acquired (000's)	$2,267	$1	$—
Proceeds from sales (000's)	$1,086	$8	$15

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

5.  INVESTMENTS — (Continued)

Fund Name	Invesco Van Kampen VI Comstock	Invesco Van Kampen VI Growth & Income	Invesco Van Kampen VI Mid-Cap Growth II
Shares purchased	—	—	172,097
Shares received from reinvestment of dividends and capital gain distributions	210	74	6,238
Total shares acquired	210	74	178,335
Shares redeemed	(1,532)	(831)	(100,936)
Net increase (decrease) in shares owned	(1,322)	(757)	77,399
Shares owned, beginning of period	13,718	5,344	105,931
Shares owned, end of period	12,396	4,587	183,330
Cost of shares acquired (000's)	$3	$1	$690
Proceeds from sales (000's)	$19	$16	$391
Fund Name	Invesco Van Kampen VI Equity and Income II	Invesco Van Kampen VI Comstock II	Invesco Van Kampen VI Growth & Income II
Shares purchased	54,347	76,047	159,408
Shares received from reinvestment of dividends and capital gain distributions	1,541	792	2,622
Total shares acquired	55,888	76,839	162,030
Shares redeemed	(21,950)	(33,806)	(46,503)
Net increase (decrease) in shares owned	33,938	43,033	115,527
Shares owned, beginning of period	58,786	12,958	119,147
Shares owned, end of period	92,724	55,991	234,674
Cost of shares acquired (000's)	$817	$963	$3,144
Proceeds from sales (000's)	$326	$445	$918
Fund Name	Invesco Van Kampen VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Government Securities II
Shares purchased	44,203	471,900	90,834
Shares received from reinvestment of dividends and capital gain distributions	18	3,226	1,258
Total shares acquired	44,221	475,126	92,092
Shares redeemed	(17,946)	(12,225)	(4,289)
Net increase (decrease) in shares owned	26,275	462,901	87,803
Shares owned, beginning of period	6,501	6,292	9,940
Shares owned, end of period	32,776	469,193	97,743
Cost of shares acquired (000's)	$641	$5,898	$1,145
Proceeds from sales (000's)	$248	$153	$53

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

5.  INVESTMENTS — (Continued)

Fund Name	Invesco VI International Growth II	Invesco VI Global Real Estate II	Invesco VI Small Cap Equity II
Shares purchased	3,753	13,604	1,065
Shares received from reinvestment of dividends and capital gain distributions	27	20	—
Total shares acquired	3,780	13,624	1,065
Shares redeemed	(1,254)	(2,060)	(10)
Net increase (decrease) in shares owned	2,526	11,564	1,055
Shares owned, beginning of period	393	—	—
Shares owned, end of period	2,919	11,564	1,055
Cost of shares acquired (000's)	$107	$197	$18
Proceeds from sales (000's)	$37	$29	$—
Fund Name	UIF Global Real Estate II	Lord Abbett Growth & Income	Lord Abbett Bond Debenture
Shares purchased	75,123	37,660	229,051
Shares received from reinvestment of dividends and capital gain distributions	310	242	28,314
Total shares acquired	75,433	37,902	257,365
Shares redeemed	(30,283)	(38,490)	(102,584)
Net increase (decrease) in shares owned	45,150	(588)	154,781
Shares owned, beginning of period	25,604	25,465	273,873
Shares owned, end of period	70,754	24,877	428,654
Cost of shares acquired (000's)	$632	$904	$3,200
Proceeds from sales (000's)	$246	$924	$1,258
Fund Name	Lord Abbett Mid Cap Stock	Lord Abbett Growth Opportunities	Lord Abbett Calibrated Dividend Growth
Shares purchased	14,193	6,521	11,408
Shares received from reinvestment of dividends and capital gain distributions	76	602	650
Total shares acquired	14,269	7,123	12,058
Shares redeemed	(15,347)	(1,232)	(6,374)
Net increase (decrease) in shares owned	(1,078)	5,891	5,684
Shares owned, beginning of period	17,090	5,344	16,635
Shares owned, end of period	16,012	11,235	22,319
Cost of shares acquired (000's)	$251	$97	$170
Proceeds from sales (000's)	$267	$17	$91

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

5.  INVESTMENTS — (Continued)

Fund Name	Lord Abbett International Opportunities	Lord Abbett Classic Stock	Lord Abbett Series Fundamental Equity VC
Shares purchased	17,213	45,475	112,977
Shares received from reinvestment of dividends and capital gain distributions	643	529	2,733
Total shares acquired	17,856	46,004	115,710
Shares redeemed	(46,863)	(18,739)	(51,300)
Net increase (decrease) in shares owned	(29,007)	27,265	64,410
Shares owned, beginning of period	47,308	24,862	73,864
Shares owned, end of period	18,301	52,127	138,274
Cost of shares acquired (000's)	$144	$598	$2,019
Proceeds from sales (000's)	$392	$235	$893
Fund Name	Fidelity Index 500 Portfolio SC2	Fidelity Contrafund Portfolio SC2	Fidelity Mid Cap SC2
Shares purchased	14,461	111,362	64,747
Shares received from reinvestment of dividends and capital gain distributions	392	1,472	7,520
Total shares acquired	14,853	112,834	72,267
Shares redeemed	(4,823)	(51,846)	(29,876)
Net increase (decrease) in shares owned	10,030	60,988	42,391
Shares owned, beginning of period	6,593	80,455	46,990
Shares owned, end of period	16,623	141,443	89,381
Cost of shares acquired (000's)	$2,077	$2,884	$2,247
Proceeds from sales (000's)	$665	$1,295	$933
Fund Name	Fidelity Equity Income SC2	Fidelity Investment Grade Bonds SC2	Franklin Flex Cap Growth Securities
Shares purchased	—	329,170	3,836
Shares received from reinvestment of dividends and capital gain distributions	818	15,261	—
Total shares acquired	818	344,431	3,836
Shares redeemed	(446)	(134,009)	(2,730)
Net increase (decrease) in shares owned	372	210,422	1,106
Shares owned, beginning of period	8,578	151,182	5,064
Shares owned, end of period	8,950	361,604	6,170
Cost of shares acquired (000's)	$16	$4,468	$51
Proceeds from sales (000's)	$9	$1,766	$36

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

5.  INVESTMENTS — (Continued)

Fund Name	Franklin Income Securities	Franklin Rising Dividend Securities	Franklin Small-Mid Cap Growth Securities
Shares purchased	195,675	167,583	30,112
Shares received from reinvestment of dividends and capital gain distributions	9,667	1,976	2,184
Total shares acquired	205,342	169,559	32,296
Shares redeemed	(44,196)	(39,182)	(18,411)
Net increase (decrease) in shares owned	161,146	130,377	13,885
Shares owned, beginning of period	105,870	91,290	13,229
Shares owned, end of period	267,016	221,667	27,114
Cost of shares acquired (000's)	$3,015	$3,534	$700
Proceeds from sales (000's)	$655	$815	$393
Fund Name	Franklin Small Cap Value Securities CL 2	Franklin US Government Fund	Templeton Growth Securities
Shares purchased	34,392	314,215	16,256
Shares received from reinvestment of dividends and capital gain distributions	177	6,809	219
Total shares acquired	34,569	321,024	16,475
Shares redeemed	(4,374)	(153,265)	(1,949)
Net increase (decrease) in shares owned	30,195	167,759	14,526
Shares owned, beginning of period	15,061	167,387	5,120
Shares owned, end of period	45,256	335,146	19,646
Cost of shares acquired (000's)	$581	$4,308	$178
Proceeds from sales (000's)	$73	$2,066	$21
Fund Name	Templeton Foreign Securities	Templeton Global Bond Securities Fund II	Templeton Developing Markets Sec CL2
Shares purchased	62,566	222,989	15,070
Shares received from reinvestment of dividends and capital gain distributions	2,636	10,615	—
Total shares acquired	65,202	233,604	15,070
Shares redeemed	(17,414)	(22,092)	(3,014)
Net increase (decrease) in shares owned	47,788	211,512	12,056
Shares owned, beginning of period	53,649	88,513	—
Shares owned, end of period	101,437	300,025	12,056
Cost of shares acquired (000's)	$859	$4,366	$150
Proceeds from sales (000's)	$239	$414	$29

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

5.  INVESTMENTS — (Continued)

Fund Name	Mutual Shares Securities	Legg Mason ClearBridge Variable Mid Cap Core II	Legg Mason ClearBridge Variable Small Cap Growth II
Shares purchased	162,602	40,887	6,920
Shares received from reinvestment of dividends and capital gain distributions	4,591	1,441	645
Total shares acquired	167,193	42,328	7,565
Shares redeemed	(41,895)	(7,840)	(1,184)
Net increase (decrease) in shares owned	125,298	34,488	6,381
Shares owned, beginning of period	172,802	24,046	10,849
Shares owned, end of period	298,100	58,534	17,230
Cost of shares acquired (000's)	$2,783	$601	$129
Proceeds from sales (000's)	$692	$111	$20
Fund Name	Legg Mason Dynamic Multi-Strategy VIT Portfolio II	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor
Shares purchased	538,072	59,784	236,225
Shares received from reinvestment of dividends and capital gain distributions	6,246	9,248	2,903
Total shares acquired	544,318	69,032	239,128
Shares redeemed	(18,794)	(12,015)	(132,661)
Net increase (decrease) in shares owned	525,524	57,017	106,467
Shares owned, beginning of period	—	24,005	105,338
Shares owned, end of period	525,524	81,022	211,805
Cost of shares acquired (000's)	$5,766	$937	$2,539
Proceeds from sales (000's)	$203	$153	$1,413
Fund Name	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor
Shares purchased	396,643	141,351	862,805
Shares received from reinvestment of dividends and capital gain distributions	30,532	1,053	40,407
Total shares acquired	427,175	142,404	903,212
Shares redeemed	(53,855)	(95,712)	(270,753)
Net increase (decrease) in shares owned	373,320	46,692	632,459
Shares owned, beginning of period	191,184	78,631	510,515
Shares owned, end of period	564,504	125,323	1,142,974
Cost of shares acquired (000's)	$6,263	$1,458	$10,376
Proceeds from sales (000's)	$785	$980	$3,103

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

5.  INVESTMENTS — (Continued)

Fund Name	PIMCO VIT All Asset Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC
Shares purchased	35,010	62,324	182,345
Shares received from reinvestment of dividends and capital gain distributions	637	1,633	6,196
Total shares acquired	35,647	63,957	188,541
Shares redeemed	(5,287)	(26,465)	(67,560)
Net increase (decrease) in shares owned	30,360	37,492	120,981
Shares owned, beginning of period	—	37,851	130,086
Shares owned, end of period	30,360	75,343	251,067
Cost of shares acquired (000's)	$410	$696	$2,017
Proceeds from sales (000's)	$62	$290	$717

6.  FINANCIAL HIGHLIGHTS

PLAIC sells a number of variable annuity products that are funded by the Separate Account. These products have unique combinations of features and fees that are charged against the contract owner's account. Differences in the fee structures result in a variety of unit values, expense ratios and total returns. The following tables were developed by determining which products offered by PLAIC and funded by the Separate Account have the highest and lowest expense ratios. The summaries may not reflect the minimum and maximum contract charges offered by PLAIC as contract owners may not have selected all available and applicable contract options.

	As of December 31, 2012				For the Year Ended December 31, 2012
Fund Name	Units (000's)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000's)	Investment Income Ratio*	Expense Ratio Lowest**	Expense Ratio Highest**	Total Return Lowest***	Total Return Highest***
Goldman Sachs Large Cap Value	1	$23.42	$23.42	$19	1.29%	1.40%	1.40%	17.46%	17.46%
Goldman Sachs Strategic International Equity	2	$17.30	$17.30	$28	2.15%	1.40%	1.40%	19.54%	19.54%
Goldman Sachs Structured US Equity	2	$28.57	$28.57	$50	1.69%	1.40%	1.40%	12.85%	12.85%
Goldman Sachs Structured Small Cap Equity	2	$30.48	$30.48	$50	1.20%	1.40%	1.40%	11.25%	11.25%
Goldman Sachs Strategic Growth	4	$25.76	$25.76	$102	0.70%	1.40%	1.40%	18.21%	18.21%
Goldman Sachs Strategic Growth SC	175	$11.05	$15.50	$2,322	0.59%	1.15%	1.75%	17.53%	18.25%
Goldman Sachs Large Cap Value Fund SC	166	$9.54	$12.87	$2,038	1.24%	1.05%	1.75%	16.74%	17.57%
Goldman Sachs Strategic International Equity SC	103	$8.46	$12.93	$1,135	4.37%	1.05%	1.75%	18.77%	19.62%
Goldman Sachs Structured US Equity SC	1	$14.22	$14.22	$13	1.58%	1.50%	1.50%	12.43%	12.43%
Goldman Sachs VIT Growth Opportunities SC	12	$11.09	$14.39	$145	0.00%	1.15%	1.65%	17.46%	18.06%
Goldman Sachs Mid Cap Value SC	142	$10.50	$11.94	$1,612	1.34%	1.15%	1.75%	16.12%	16.83%
MFS Growth Series IC	4	$18.86	$18.86	$72	0.00%	1.40%	1.40%	15.74%	15.74%
MFS Research IC	2	$16.78	$16.78	$28	0.83%	1.40%	1.40%	15.63%	15.63%
MFS Investors Trust IC	4	$15.99	$15.99	$70	0.88%	1.40%	1.40%	17.51%	17.51%
MFS Total Return IC	4	$20.38	$20.38	$72	2.77%	1.40%	1.40%	9.70%	9.70%
MFS New Discovery IC	1	$27.70	$27.70	$14	0.00%	1.40%	1.40%	19.53%	19.53%
MFS Utilities IC	2	$28.51	$28.51	$58	6.30%	1.40%	1.40%	11.89%	11.89%
MFS Growth Series SC	42	$10.85	$18.22	$500	0.00%	1.15%	1.75%	15.02%	15.73%
MFS Research SC	2	$10.97	$16.20	$29	0.65%	1.30%	1.65%	14.97%	15.38%
MFS Investors Trust SC	157	$10.86	$15.45	$2,118	0.75%	1.15%	1.75%	16.75%	17.46%
MFS Total Return SC	61	$10.65	$19.68	$985	2.64%	1.15%	1.75%	9.10%	9.66%
MFS New Discovery SC	111	$9.97	$26.74	$1,745	0.00%	1.15%	1.75%	18.78%	19.51%
MFS Utilities SC	46	$10.70	$27.52	$842	6.35%	1.15%	1.75%	11.23%	11.91%
MFS Investors Growth Stock SC	45	$7.48	$15.91	$383	0.20%	1.05%	1.75%	14.64%	15.46%
MFS VIT Research Bond SC	179	$10.71	$11.84	$2,028	3.47%	1.15%	1.75%	5.18%	5.82%

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2012				For the Year Ended December 31, 2012
Fund Name	Units (000's)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000's)	Investment Income Ratio*	Expense Ratio Lowest**	Expense Ratio Highest**	Total Return Lowest***	Total Return Highest***
MFS VIT Value SC	156	$10.92	$12.93	$1,848	1.28%	1.15%	1.75%	13.85%	14.55%
MFS VIT II Emerging Markets Equity SC	21	$10.02	$10.05	$213	0.65%	1.30%	1.65%	2.43%	2.67	%(a)
MFS VIT II International Value SC	10	$10.50	$10.53	$101	0.66%	1.30%	1.65%	5.38%	5.62	%(a)
Oppenheimer Money Fund/VA	1,049	$0.96	$9.82	$1,557	0.01%	1.15%	1.75%	–1.74%	–1.14%
Oppenheimer Small & Mid Cap Fund/VA	6	$15.14	$15.14	$90	0.00%	1.40%	1.40%	14.82%	14.82%
Oppenheimer Capital Appreciation Fund/VA	7	$17.94	$17.94	$118	0.69%	1.40%	1.40%	12.52%	12.52%
Oppenheimer Main Street Fund/VA	1	$15.33	$15.33	$17	0.90%	1.40%	1.40%	15.23%	15.23%
Oppenheimer Global Strategic Income Fund/VA	5	$21.32	$21.32	$101	6.09%	1.40%	1.40%	11.94%	11.94%
Oppenheimer Global Securites Fund/VA	7	$27.72	$27.72	$198	2.28%	1.40%	1.40%	19.57%	19.57%
Oppenheimer High Income Fund/VA	—	$—	$—	$—	17.06%	1.40%	1.40%	11.55%	11.55	%(b)
Oppenheimer Small & Mid Cap Fund/VA SC	—	$14.61	$14.61	$4	0.00%	1.50%	1.50%	14.42%	14.42	%(c)
Oppenheimer Capital Appreciation Fund/VA SC	11	$10.53	$17.33	$158	0.34%	1.05%	1.65%	12.10%	12.61%
Oppenheimer Main Street Fund/VA SC	25	$11.15	$15.28	$335	0.65%	1.15%	1.75%	14.57%	15.27%
Oppenheimer Global Strategic Income Fund/VA SC	428	$10.53	$20.58	$6,505	5.33%	1.05%	1.75%	11.17%	11.96%
Oppenheimer Global Securites Fund/VA SC	158	$10.38	$26.81	$2,555	1.86%	1.15%	1.75%	18.83%	19.56%
Oppenheimer High Income Fund/VA SC	—	$—	$—	$—	16.60%	1.50%	1.50%	11.07%	11.62	%(b)
Invesco Van Kampen VI American Franchise	18	$5.46	$5.46	$99	0.00%	1.40%	1.40%	12.14%	12.14%
Invesco Van Kampen VI Comstock	9	$17.84	$17.84	$164	1.70%	1.40%	1.40%	17.56%	17.56%
Invesco Van Kampen VI Growth & Income	6	$15.54	$15.54	$92	1.57%	1.40%	1.40%	13.03%	13.03%
Invesco Van Kampen VI Mid-Cap Growth II	106	$6.08	$17.16	$717	0.00%	1.15%	1.75%	9.67%	10.34%
Invesco Van Kampen VI Equity and Income II	103	$10.56	$16.19	$1,396	1.95%	1.15%	1.75%	10.42%	11.09%
Invesco Van Kampen VI Comstock II	61	$10.95	$17.23	$740	2.34%	1.15%	1.75%	16.84%	17.56%
Invesco Van Kampen VI Growth & Income II	362	$10.65	$15.00	$4,701	1.53%	1.05%	1.75%	12.35%	13.15%
Invesco Van Kampen VI American Value II	35	$10.99	$14.35	$485	0.18%	1.30%	1.75%	15.03%	15.55%
Invesco VI Balanced Risk Allocation II	512	$11.21	$13.19	$5,898	1.53%	1.15%	1.75%	8.70%	9.37%
Invesco VI Government Securities II	114	$10.47	$10.82	$1,201	4.00%	1.05%	1.75%	0.43%	1.14%
Invesco VI International Growth II	8	$9.86	$10.34	$87	2.17%	1.15%	1.65%	13.52%	13.93%
Invesco VI Global Real Estate II	16	$11.23	$11.26	$175	0.55%	1.30%	1.65%	9.71%	9.97	%(a)
Invesco VI Small Cap Equity II	2	$10.02	$10.02	$19	0.00%	1.30%	1.30%	1.57%	1.57	%(a)
UIF Global Real Estate II	59	$10.85	$16.61	$669	0.59%	1.15%	1.75%	27.67%	28.45%
Lord Abbett Growth & Income	51	$10.19	$13.23	$612	0.77%	1.15%	1.75%	10.12%	10.80%
Lord Abbett Bond Debenture	341	$10.84	$19.60	$5,238	7.17%	1.05%	1.75%	10.56%	11.35%
Lord Abbett Mid Cap Stock	20	$10.17	$15.76	$289	0.65%	1.15%	1.75%	12.65%	13.23%
Lord Abbett Growth Opportunities	13	$9.74	$17.47	$148	0.00%	1.05%	1.50%	12.39%	12.90%
Lord Abbett Calibrated Dividend Growth	23	$10.55	$17.40	$317	3.28%	1.15%	1.75%	10.49%	11.16%
Lord Abbett International Opportunities	14	$9.41	$16.38	$155	1.02%	1.15%	1.65%	18.39%	19.00%
Lord Abbett Classic Stock	63	$10.26	$13.40	$666	2.33%	1.15%	1.75%	13.07%	13.76%
Lord Abbett Series Fundamental Equity VC	210	$9.98	$12.73	$2,435	0.73%	1.15%	1.75%	8.64%	9.31%
Fidelity Index 500 Portfolio SC2	211	$10.96	$15.00	$2,388	2.56%	1.15%	1.75%	13.61%	14.30%
Fidelity Contrafund Portfolio SC2	304	$10.56	$16.25	$3,678	1.64%	1.05%	1.75%	14.11%	14.92%
Fidelity Mid Cap SC2	219	$9.97	$19.65	$2,680	0.51%	1.05%	1.75%	12.56%	13.36%
Fidelity Equity Income SC2	13	$13.31	$15.23	$176	2.96%	1.15%	1.50%	15.30%	15.71%
Fidelity Investment Grade Bonds SC2	382	$10.62	$14.47	$4,625	2.44%	1.05%	1.75%	3.75%	4.49%
Franklin Flex Cap Growth Securities	8	$10.00	$13.99	$82	0.00%	1.15%	1.65%	7.46%	8.01%
Franklin Income Securities	325	$10.66	$16.18	$4,024	5.43%	1.05%	1.75%	10.68%	11.47%
Franklin Rising Dividend Securities	404	$11.13	$15.48	$4,797	1.39%	1.05%	1.75%	10.00%	10.78%
Franklin Small-Mid Cap Growth Securities	50	$10.00	$16.32	$570	0.00%	1.15%	1.75%	8.91%	9.57%
Franklin Small Cap Value Securities CL 2	66	$11.24	$14.37	$825	0.65%	1.15%	1.75%	16.31%	17.02%
Franklin US Government Fund	396	$10.21	$12.47	$4,461	2.57%	1.05%	1.75%	0.10%	0.82%
Templeton Growth Securities	22	$9.67	$13.91	$235	1.71%	1.05%	1.75%	18.95%	19.79%
Templeton Foreign Securities	141	$9.84	$14.06	$1,458	2.89%	1.05%	1.75%	16.16%	16.99%
Templeton Global Bond Securities Fund II	454	$10.42	$16.26	$5,841	5.51%	1.15%	1.75%	13.05%	13.74%
Templeton Developing Markets Sec CL2	13	$9.89	$9.91	$127	0.00%	1.30%	1.65%	1.37%	1.61	%(a)

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2012				For the Year Ended December 31, 2012
Fund Name	Units (000's)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000's)	Investment Income Ratio*	Expense Ratio Lowest**	Expense Ratio Highest**	Total Return Lowest***	Total Return Highest***
Mutual Shares Securities	474	$10.32	$13.79	$5,133	2.12%	1.05%	1.75%	12.24%	13.04%
Legg Mason ClearBridge Variable Mid Cap Core II	69	$10.51	$13.87	$855	1.09%	1.15%	1.75%	15.55%	16.25%
Legg Mason ClearBridge Variable Small Cap Growth II	21	$11.19	$15.38	$297	0.12%	1.05%	1.65%	17.00%	17.71%
Legg Mason Dynamic Multi-Strategy VIT Portfolio II	558	$10.09	$10.12	$5,649	2.12%	1.30%	1.75%	1.11%	1.42	%(a)
PIMCO VIT Long-Term US Government Advisor	77	$12.40	$13.51	$1,001	2.05%	1.15%	1.75%	2.50%	3.13%
PIMCO VIT Low Duration Advisor	215	$10.22	$10.94	$2,283	1.77%	1.15%	1.75%	3.89%	4.53%
PIMCO VIT Real Return Advisor	685	$11.05	$12.80	$8,044	0.87%	1.15%	1.75%	6.74%	7.39%
PIMCO VIT Short-Term Advisor	128	$9.99	$10.17	$1,290	0.77%	1.15%	1.75%	0.88%	1.49%
PIMCO VIT Total Return Advisor	1,171	$10.68	$11.83	$13,201	2.45%	1.15%	1.75%	7.57%	8.23%
PIMCO VIT All Asset Advisor	33	$10.68	$10.72	$349	7.08%	1.30%	1.75%	5.92%	6.25	%(a)
Royce Capital Fund Micro-Cap SC	77	$8.99	$12.55	$819	0.00%	1.15%	1.75%	5.57%	6.22%
Royce Capital Fund Small-Cap SC	234	$10.34	$12.94	$2,739	0.04%	1.15%	1.75%	10.25%	10.93%

*  These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average of net assets. These ratios exclude those expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividend by the underlying fund in which the sub-accounts invests.

**  These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through redemption of units and expenses of the underlying funds are excluded.

***  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total returns for periods of less than one year are not annualized. Product designs within a subaccount with an effective date during the year were excluded from the range of total return for that period unless the subaccount is only offered within the new product design.

(a)  Start date May 1, 2012. Total return ranges include new product designs as subaccounts are only offered in the new product designs.

(b)  Closed October 26, 2012

(c)  Less than 500 units — does not round up to 1,000

	As of December 31, 2011				For the Year Ended December 31, 2011
Fund Name	Units (000's)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000's)	Investment Income Ratio*	Expense Ratio Lowest**	Expense Ratio Highest**	Total Return Lowest***	Total Return Highest***
Goldman Sachs Large Cap Value	1	$19.94	$19.94	$24	1.22%	1.40%	1.40%	–8.35%	–8.35%
Goldman Sachs Strategic International Equity	2	$14.47	$14.47	$25	2.17%	1.40%	1.40%	–16.24%	–16.24%
Goldman Sachs Structured US Equity	2	$25.32	$25.32	$54	1.23%	1.40%	1.40%	2.59%	2.59%
Goldman Sachs Structured Small Cap Equity	2	$27.40	$27.40	$46	0.82%	1.40%	1.40%	–0.73%	–0.73%
Goldman Sachs Strategic Growth	4	$21.79	$21.79	$88	0.46%	1.40%	1.40%	–3.98%	–3.98%
Goldman Sachs Strategic Growth SC	94	$9.40	$13.11	$1,189	0.35%	1.15%	1.75%	–4.46%	–3.98%
Goldman Sachs Large Cap Value Fund SC	126	$8.11	$10.96	$1,347	1.80%	1.05%	1.75%	–8.79%	–8.24%
Goldman Sachs Strategic International Equity SC	28	$7.07	$10.82	$288	5.64%	1.05%	1.65%	–16.56%	–16.05%
Goldman Sachs Structured US Equity SC	1	$12.65	$12.65	$12	1.55%	1.50%	1.50%	2.35%	2.35%
Goldman Sachs VIT Growth Opportunities SC	5	$12.05	$12.19	$55	0.00%	1.15%	1.65%	–5.55%	–5.07%
Goldman Sachs Mid Cap Value SC	75	$9.05	$10.22	$756	1.04%	1.15%	1.75%	–8.13%	–7.67%
MFS Growth Series IC	4	$16.29	$16.29	$72	0.19%	1.40%	1.40%	–1.72%	–1.72%
MFS Research IC	2	$14.51	$14.51	$24	0.52%	1.40%	1.40%	–1.84%	–1.84%
MFS Investors Trust IC	5	$13.61	$13.61	$66	0.93%	1.40%	1.40%	–3.55%	–3.55%

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2011				For the Year Ended December 31, 2011
Fund Name	Units (000's)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000's)	Investment Income Ratio*	Expense Ratio Lowest**	Expense Ratio Highest**	Total Return Lowest***	Total Return Highest***
MFS Total Return IC	4	$18.58	$18.58	$72	2.75%	1.40%	1.40%	0.35%	0.35%
MFS New Discovery IC	1	$23.18	$23.18	$25	0.00%	1.40%	1.40%	–11.52%	–11.52%
MFS Utilities IC	2	$25.48	$25.48	$62	3.45%	1.40%	1.40%	5.29%	5.29%
MFS Growth Series SC	9	$9.43	$15.80	$113	0.02%	1.15%	1.75%	–2.19%	–1.70%
MFS Research SC	1	$13.82	$14.07	$17	0.73%	1.50%	1.65%	–2.32%	–2.18%
MFS Investors Trust SC	83	$9.30	$13.20	$1,050	0.96%	1.15%	1.75%	–4.02%	–3.54%
MFS Total Return SC	19	$9.79	$18.01	$281	2.46%	1.15%	1.65%	–0.09%	0.42%
MFS New Discovery SC	40	$8.39	$22.45	$764	0.00%	1.15%	1.75%	–11.97%	–11.52%
MFS Utilities SC	20	$9.62	$24.68	$378	3.07%	1.15%	1.75%	4.75%	5.29%
MFS Investors Growth Stock SC	28	$6.52	$13.79	$198	0.29%	1.05%	1.65%	–1.28%	–0.68%
MFS VIT Research Bond SC	90	$10.20	$11.19	$995	2.81%	1.15%	1.65%	4.73%	5.26%
MFS VIT Value SC	35	$9.59	$11.29	$384	1.35%	1.15%	1.75%	–2.10%	–1.61%
Oppenheimer Money Fund/VA	960	$0.97	$9.94	$1,110	0.01%	1.15%	1.65%	–1.63%	–1.14%
Oppenheimer Small & Mid Cap Fund/VA	7	$13.18	$13.18	$92	0.00%	1.40%	1.40%	–0.31%	–0.31%
Oppenheimer Capital Appreciation Fund/VA	7	$15.95	$15.95	$118	0.37%	1.40%	1.40%	–2.53%	–2.53%
Oppenheimer Main Street Fund/VA	2	$13.31	$13.31	$20	0.89%	1.40%	1.40%	–1.41%	–1.41%
Oppenheimer Global Strategic Income Fund/VA	5	$19.05	$19.05	$95	3.89%	1.40%	1.40%	–0.55%	–0.55%
Oppenheimer Global Securites Fund/VA	9	$23.19	$23.19	$206	1.31%	1.40%	1.40%	–9.57%	–9.57%
Oppenheimer High Income Fund/VA	1	$3.96	$3.96	$2	8.98%	1.40%	1.40%	–3.70%	–3.70%
Oppenheimer Small & Mid Cap Fund/VA SC	—	$12.77	$12.77	$3	0.00%	1.50%	1.50%	–0.67%	–0.67	%(c)
Oppenheimer Capital Appreciation Fund/VA SC	5	$10.85	$15.46	$77	0.11%	1.05%	1.50%	–2.85%	–2.41%
Oppenheimer Main Street Fund/VA SC	15	$12.73	$13.25	$197	0.53%	1.15%	1.65%	–1.95%	–1.46%
Oppenheimer Global Strategic Income Fund/VA SC	159	$9.48	$18.46	$2,462	1.54%	1.05%	1.75%	–1.01%	–0.40%
Oppenheimer Global Securites Fund/VA SC	62	$8.73	$22.50	$1,083	0.74%	1.15%	1.75%	–10.03%	–9.58%
Oppenheimer High Income Fund/VA SC	2	$3.89	$3.89	$7	8.67%	1.50%	1.50%	–4.01%	–4.01%
Invesco Van Kampen VI Capital Growth	21	$4.87	$4.87	$101	0.00%	1.40%	1.40%	–7.49%	–7.49%
Invesco Van Kampen VI Comstock	10	$15.18	$15.18	$155	1.60%	1.40%	1.40%	–3.21%	–3.21%
Invesco Van Kampen VI Growth & Income	7	$13.75	$13.75	$95	1.26%	1.40%	1.40%	–3.38%	–3.38%
Invesco Van Kampen VI Mid-Cap Growth II	68	$5.54	$15.55	$390	0.00%	1.15%	1.75%	–10.85%	–10.40%
Invesco Van Kampen VI Equity and Income II	59	$9.56	$14.62	$801	1.40%	1.15%	1.75%	–2.92%	–2.43%
Invesco Van Kampen VI Government II	—	$—	$—	$—	13.67%	1.05%	1.65%	0.51%	0.71	%(b)
Invesco Van Kampen VI Comstock II	11	$12.97	$14.71	$146	0.96%	1.15%	1.65%	–3.72%	–3.23%
Invesco Van Kampen VI Growth & Income II	167	$9.48	$13.32	$2,114	1.34%	1.05%	1.75%	–3.87%	–3.28%
Invesco Van Kampen VI Global Tactical Asset Alloc II	—	$—	$—	$—	1.29%	1.15%	1.50%	3.08%	3.20	%(b)
Invesco Van Kampen VI International Growth Equity II	—	$—	$—	$—	10.57%	1.15%	1.50%	8.94%	9.06	%(b)
Invesco Van Kampen VI Mid Cap Value II	7	$9.57	$12.44	$83	0.72%	1.30%	1.65%	–0.83%	–0.68%
Invesco VI Balanced Risk Allocation II	6	$10.33	$12.06	$72	0.00%	1.15%	1.65%	5.62%	5.97	%(a)
Invesco VI Government Securities II	12	$10.44	$10.70	$123	0.00%	1.05%	1.65%	5.46%	5.88	%(a)
Invesco VI International Growth II	1	$8.71	$8.73	$10	0.00%	1.15%	1.50%	–15.95%	–15.75	%(a)
UIF Global Real Estate II	20	$8.51	$12.93	$187	4.03%	1.15%	1.65%	–11.63%	–11.18%
Lord Abbett Growth & Income	51	$9.25	$11.94	$564	1.14%	1.05%	1.75%	–7.63%	–7.06%
Lord Abbett Bond Debenture	195	$9.80	$17.67	$3,188	8.24%	1.05%	1.75%	2.67%	3.29%
Lord Abbett Mid Cap Value	21	$12.63	$13.92	$271	0.25%	1.15%	1.65%	–5.59%	–5.11%
Lord Abbett Growth Opportunities	4	$14.20	$15.55	$65	0.00%	1.05%	1.65%	–11.53%	–10.99%
Lord Abbett Capital Structure	15	$9.54	$15.71	$217	5.24%	1.15%	1.75%	–1.45%	–0.95%
Lord Abbett International Opportunities	41	$7.95	$13.77	$345	1.53%	1.15%	1.75%	–17.11%	–16.68%
Lord Abbett Classic Stock	29	$9.07	$11.78	$279	0.97%	1.15%	1.65%	–9.66%	–9.20%
Lord Abbett Series Fundamental Equity VC	106	$9.18	$11.64	$1,201	0.36%	1.15%	1.75%	–6.06%	–5.58%
Fidelity Index 500 Portfolio SC2	83	$9.65	$13.12	$845	4.79%	1.15%	1.75%	0.11%	0.62%
Fidelity Contrafund Portfolio SC2	156	$9.26	$14.16	$1,822	1.13%	1.05%	1.75%	–4.38%	–3.80%
Fidelity Mid Cap SC2	104	$8.86	$17.33	$1,343	0.04%	1.05%	1.75%	–12.32%	–11.79%
Fidelity Equity Income SC2	14	$11.55	$13.16	$158	2.35%	1.15%	1.50%	–0.85%	–0.50%

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2011				For the Year Ended December 31, 2011
Fund Name	Units (000's)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000's)	Investment Income Ratio*	Expense Ratio Lowest**	Expense Ratio Highest**	Total Return Lowest***	Total Return Highest***
Fidelity Investment Grade Bonds SC2	164	$10.23	$13.85	$1,923	5.68%	1.05%	1.75%	5.28%	5.92%
Franklin Flex Cap Growth Securities	5	$9.96	$12.96	$61	0.00%	1.15%	1.65%	–6.37%	–5.89%
Franklin Income Securities	122	$9.64	$14.53	$1,516	5.01%	1.05%	1.75%	0.70%	1.31%
Franklin Rising Dividend Securities	155	$10.12	$13.99	$1,794	1.34%	1.05%	1.75%	4.26%	4.89%
Franklin Small-Mid Cap Growth Securities	24	$9.20	$14.90	$271	0.00%	1.15%	1.65%	–6.40%	–5.92%
Franklin Small Cap Value Securities CL 2	21	$9.66	$12.28	$234	0.48%	1.15%	1.75%	–5.34%	–4.86%
Franklin US Government Fund	193	$10.20	$12.37	$2,246	2.65%	1.05%	1.75%	3.94%	4.57%
Templeton Growth Securities	5	$8.12	$11.63	$52	1.31%	1.15%	1.65%	–8.37%	–8.04%
Templeton Foreign Securities	76	$8.47	$12.03	$674	0.97%	1.05%	1.75%	–12.11%	–11.57%
Templeton Global Bond Securities Fund II	119	$9.21	$14.35	$1,607	5.08%	1.15%	1.75%	–2.50%	–2.01%
Mutual Shares Securities	272	$9.18	$12.21	$2,658	2.89%	1.05%	1.75%	–2.67%	–2.08%
Legg Mason ClearBridge Variable Mid Cap Core II	26	$9.10	$11.93	$306	0.00%	1.15%	1.75%	–5.72%	–5.24%
Legg Mason ClearBridge Variable Small Cap Growth II	13	$12.89	$13.03	$165	0.00%	1.15%	1.65%	–0.65%	–0.15%
PIMCO VIT Long-Term US Government Advisor	25	$12.10	$13.10	$321	2.49%	1.15%	1.75%	25.61%	26.25%
PIMCO VIT Low Duration Advisor	105	$9.84	$10.47	$1,093	1.57%	1.15%	1.75%	–0.65%	–0.15%
PIMCO VIT Real Return Advisor	226	$10.35	$11.92	$2,667	1.82%	1.15%	1.75%	9.72%	10.28%
PIMCO VIT Short-Term Advisor	80	$9.91	$10.02	$796	0.86%	1.15%	1.65%	–1.24%	–0.74%
PIMCO VIT Total Return Advisor	522	$9.93	$10.93	$5,626	2.58%	1.15%	1.75%	1.80%	2.32%
Royce Capital Fund Micro-Cap SC	34	$8.52	$11.82	$392	5.14%	1.15%	1.75%	–13.70%	–13.26%
Royce Capital Fund Small-Cap SC	114	$9.38	$11.67	$1,298	0.51%	1.15%	1.75%	–5.14%	–4.66%

*  These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average of net assets. These ratios exclude those expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividend by the underlying fund in which the sub-accounts invests.

**  These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through redemption of units and expenses of the underlying funds are excluded.

***  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total returns for periods of less than one year are not annualized. Product designs within a subaccount with an effective date during the year were excluded from the range of total return for that period unless the subaccount is only offered within the new product design.

(a)  Start date May 2, 2011

(b)  Closed April 29, 2011

(c)  Less than 500 units — does not round up to 1,000

	As of December 31, 2010				For the Year Ended December 31, 2010
Fund Name	Units (000's)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000's)	Investment Income Ratio*	Expense Ratio Lowest**	Expense Ratio Highest**	Total Return Lowest***	Total Return Highest***
Goldman Sachs Large Cap Value	1	$21.75	$21.75	$28	0.80%	1.40%	1.40%	9.64%	9.64%
Goldman Sachs Strategic International Equity	4	$17.28	$17.28	$62	1.44%	1.40%	1.40%	8.82%	8.82%
Goldman Sachs Structured US Equity	4	$24.68	$24.68	$109	1.44%	1.40%	1.40%	11.27%	11.27%
Goldman Sachs Structured Small Cap Equity	2	$27.60	$27.60	$48	0.51%	1.40%	1.40%	28.30%	28.30%
Goldman Sachs Strategic Growth	4	$22.70	$22.70	$94	0.43%	1.40%	1.40%	9.19%	9.19%
Goldman Sachs Strategic Growth SC	29	$13.50	$13.65	$392	0.65%	1.15%	1.65%	8.68%	9.23%
Goldman Sachs Large Cap Value Fund SC	25	$8.84	$11.95	$294	1.48%	1.05%	1.65%	9.06%	9.73%
Goldman Sachs Strategic International Equity SC	11	$8.42	$12.90	$133	1.50%	1.05%	1.65%	8.27%	8.93%

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2010				For the Year Ended December 31, 2010
Fund Name	Units (000's)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000's)	Investment Income Ratio*	Expense Ratio Lowest**	Expense Ratio Highest**	Total Return Lowest***	Total Return Highest***
Goldman Sachs Structured US Equity SC	1	$12.36	$12.36	$13	1.35%	1.50%	1.50%	10.91%	10.91%
Goldman Sachs VIT Growth Opportunities SC	4	$12.76	$12.78	$46	0.00%	1.50%	1.65%	17.40%	17.57%
Goldman Sachs Mid Cap Value SC	11	$11.03	$11.07	$122	1.47%	1.15%	1.65%	7.45%	7.81	%(a)
MFS Growth Series IC	4	$16.58	$16.58	$73	0.11%	1.40%	1.40%	13.73%	13.73%
MFS Research IC	4	$14.78	$14.78	$57	0.95%	1.40%	1.40%	14.28%	14.28%
MFS Investors Trust IC	5	$14.11	$14.11	$70	1.23%	1.40%	1.40%	9.55%	9.55%
MFS Total Return IC	4	$18.52	$18.52	$74	2.99%	1.40%	1.40%	8.39%	8.39%
MFS New Discovery IC	1	$26.19	$26.19	$29	0.00%	1.40%	1.40%	34.43%	34.43%
MFS Utilities IC	2	$24.20	$24.20	$55	3.65%	1.40%	1.40%	12.22%	12.22%
MFS Growth Series SC	1	$14.18	$14.18	$8	0.00%	1.15%	1.15%	13.70%	13.70%
MFS Research SC	1	$14.14	$14.38	$8	0.54%	1.50%	1.65%	13.74%	13.91%
MFS Investors Trust SC	21	$12.86	$13.73	$280	0.40%	1.15%	1.65%	9.05%	9.61%
MFS Total Return SC	8	$12.34	$18.00	$131	2.40%	1.15%	1.65%	7.83%	8.37%
MFS New Discovery SC	8	$19.74	$25.47	$179	0.00%	1.15%	1.65%	33.70%	34.38%
MFS Utilities SC	8	$15.08	$23.53	$148	1.97%	1.15%	1.65%	11.64%	12.21%
MFS Investors Growth Stock SC	17	$6.60	$13.90	$120	0.25%	1.05%	1.65%	10.30%	10.98%
MFS VIT Research Bond SC	18	$10.56	$10.63	$195	0.64%	1.15%	1.65%	5.44%	5.97%
MFS VIT Value SC	5	$11.40	$11.48	$61	0.56%	1.15%	1.65%	9.38%	9.94%
Oppenheimer Money Fund/VA	596	$0.98	$1.38	$631	0.03%	1.15%	1.65%	–1.62%	–1.12%
Oppenheimer Small & Mid Cap Fund/VA	8	$13.22	$13.22	$101	0.00%	1.40%	1.40%	25.68%	25.68%
Oppenheimer Capital Appreciation Fund/VA	8	$16.36	$16.36	$131	0.18%	1.40%	1.40%	7.89%	7.89%
Oppenheimer Main Street Fund/VA	2	$13.50	$13.50	$32	1.36%	1.40%	1.40%	14.49%	14.49%
Oppenheimer Global Strategic Income Fund/VA	8	$19.16	$19.16	$145	8.52%	1.40%	1.40%	13.36%	13.36%
Oppenheimer Global Securites Fund/VA	9	$25.64	$25.64	$242	1.40%	1.40%	1.40%	14.35%	14.35%
Oppenheimer High Income Fund/VA	1	$4.11	$4.11	$3	6.06%	1.40%	1.40%	13.21%	13.21%
Oppenheimer Small & Mid Cap Fund/VA SC	—	$12.85	$12.85	$3	0.00%	1.50%	1.50%	25.26%	25.26	%(b)
Oppenheimer Capital Appreciation Fund/VA SC	5	$11.12	$15.92	$76	0.00%	1.05%	1.50%	7.51%	8.00%
Oppenheimer Main Street Fund/VA SC	12	$13.19	$13.45	$164	0.81%	1.15%	1.50%	14.09%	14.50%
Oppenheimer Global Strategic Income Fund/VA SC	49	$12.33	$18.62	$810	6.18%	1.05%	1.65%	12.88%	13.57%
Oppenheimer Global Securites Fund/VA SC	20	$15.02	$24.97	$407	0.82%	1.15%	1.65%	13.80%	14.37%
Oppenheimer High Income Fund/VA SC	2	$4.05	$4.05	$7	5.08%	1.50%	1.50%	12.73%	12.73%
Invesco Van Kampen VI Capital Growth	22	$5.26	$5.26	$118	0.00%	1.40%	1.40%	18.17%	18.17%
Invesco Van Kampen VI Comstock	10	$15.68	$15.68	$162	0.14%	1.40%	1.40%	14.36%	14.36%
Invesco Van Kampen VI Growth & Income	7	$14.23	$14.23	$100	0.12%	1.40%	1.40%	10.94%	10.94%
Invesco Van Kampen VI Mid-Cap Growth II	23	$6.21	$6.37	$142	0.00%	1.40%	1.65%	25.18%	25.50%
Invesco Van Kampen VI Equity and Income II	14	$13.02	$15.04	$197	1.18%	1.15%	1.65%	10.19%	10.74%
Invesco Van Kampen VI Government II	7	$10.67	$11.99	$82	0.22%	1.05%	1.65%	3.16%	3.78%
Invesco Van Kampen VI Comstock II	3	$13.40	$15.25	$40	0.06%	1.15%	1.65%	13.79%	14.37%
Invesco Van Kampen VI Growth & Income II	48	$12.72	$13.83	$642	0.05%	1.05%	1.65%	10.34%	11.02%
Invesco Van Kampen VI Global Tactical Asset Alloc II	3	$10.96	$11.03	$35	0.00%	1.15%	1.65%	7.52%	8.07%
Invesco Van Kampen VI International Growth Equity II	1	$8.15	$13.26	$11	1.40%	1.15%	1.50%	8.25%	8.63%
Invesco Van Kampen VI Mid Cap Value II	—	$12.51	$12.51	$5	0.00%	1.65%	1.65%	20.17%	20.17	%(b)
UIF Global Real Estate II	4	$9.70	$14.56	$37	12.98%	1.15%	1.65%	20.30%	20.91%
Lord Abbett Growth & Income	22	$11.62	$12.86	$258	0.76%	1.05%	1.65%	15.48%	16.18%
Lord Abbett Bond Debenture	69	$14.14	$17.17	$1,139	11.27%	1.05%	1.65%	10.46%	11.14%
Lord Abbett Mid Cap Value	12	$13.38	$14.67	$158	0.60%	1.15%	1.65%	23.37%	23.99%
Lord Abbett Growth Opportunities	—	$15.95	$15.95	$4	0.00%	1.05%	1.05%	21.64%	21.64	%(b)
Lord Abbett Capital Structure	1	$13.74	$15.73	$13	4.47%	1.15%	1.65%	12.88%	13.45%
Lord Abbett International Opportunities	12	$9.59	$16.52	$121	3.94%	1.15%	1.65%	19.23%	19.83%
Lord Abbett Classic Stock	4	$10.04	$12.97	$44	1.85%	1.15%	1.65%	12.24%	12.81%
Lord Abbett Series Fundamental Equity VC	25	$12.26	$12.33	$301	0.90%	1.15%	1.65%	17.07%	17.66%
Fidelity Index 500 Portfolio SC2	7	$9.86	$13.04	$80	3.00%	1.15%	1.65%	12.84%	13.41%

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2010				For the Year Ended December 31, 2010
Fund Name	Units (000's)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000's)	Investment Income Ratio*	Expense Ratio Lowest**	Expense Ratio Highest**	Total Return Lowest***	Total Return Highest***
Fidelity Contrafund Portfolio SC2	70	$10.43	$14.79	$886	1.91%	1.05%	1.65%	15.00%	15.70%
Fidelity Mid Cap SC2	25	$11.87	$19.65	$383	0.28%	1.05%	1.65%	26.45%	27.22%
Fidelity Equity Income SC2	14	$11.65	$13.23	$159	1.65%	1.15%	1.50%	13.20%	13.60%
Fidelity Investment Grade Bonds SC2	45	$12.05	$13.07	$549	5.22%	1.05%	1.65%	5.78%	6.42%
Franklin Flex Cap Growth Securities	—	$13.77	$13.77	$3	0.00%	1.15%	1.15%	14.86%	14.86	%(b)
Franklin Income Securities	32	$11.75	$14.36	$409	6.07%	1.05%	1.65%	10.82%	11.49%
Franklin Rising Dividend Securities	85	$10.28	$13.35	$928	1.22%	1.05%	1.65%	18.66%	19.38%
Franklin Small-Mid Cap Growth Securities	9	$10.87	$15.84	$101	0.00%	1.15%	1.65%	25.52%	26.16%
Franklin Small Cap Value Securities CL 2	1	$12.85	$12.90	$14	0.81%	1.15%	1.50%	26.30%	26.75%
Franklin US Government Fund	52	$11.00	$11.83	$588	2.37%	1.05%	1.65%	3.55%	4.18%
Templeton Growth Securities	2	$8.94	$12.64	$18	1.26%	1.15%	1.50%	5.79%	6.16%
Templeton Foreign Securities	6	$10.83	$13.62	$74	2.08%	1.05%	1.50%	6.78%	7.27%
Templeton Global Bond Securities Fund II	51	$13.78	$14.69	$722	1.32%	1.15%	1.65%	12.26%	12.83%
Mutual Shares Securities	92	$9.43	$12.48	$911	1.73%	1.05%	1.65%	9.36%	10.03%
Legg Mason ClearBridge Variable Mid Cap Core II	10	$12.51	$12.59	$121	0.00%	1.15%	1.65%	20.05%	20.66%
Legg Mason ClearBridge Variable Small Cap Growth II	1	$13.00	$13.05	$15	0.00%	1.15%	1.50%	22.87%	23.30%
PIMCO VIT Long-Term US Government Advisor	3	$10.31	$10.38	$35	3.21%	1.15%	1.65%	9.66%	10.22%
PIMCO VIT Low Duration Advisor	46	$10.42	$10.48	$477	1.64%	1.15%	1.65%	3.45%	3.98%
PIMCO VIT Real Return Advisor	73	$10.74	$10.81	$784	1.23%	1.15%	1.65%	6.22%	6.76%
PIMCO VIT Short-Term Advisor	41	$10.03	$10.10	$413	0.78%	1.15%	1.65%	0.33%	0.84%
PIMCO VIT Total Return Advisor	177	$10.61	$10.68	$1,886	2.33%	1.15%	1.65%	6.22%	6.76%
Royce Capital Fund Micro-Cap SC	6	$13.54	$13.62	$83	8.14%	1.15%	1.65%	27.76%	28.41%
Royce Capital Fund Small-Cap SC	28	$12.16	$12.24	$342	0.41%	1.15%	1.65%	18.28%	18.88%

*  These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average of net assets. These ratios exclude those expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividend by the underlying fund in which the sub-accounts invests.

**  These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through redemption of units and expenses of the underlying funds are excluded.

***  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total returns for periods of less than one year are not annualized. Product designs within a subaccount with an effective date during the year were excluded from the range of total return for that period unless the subaccount is only offered within the new product design.

(a)  Start date May 3, 2010

(b)  Less than 500 units — does not round up to 1,000

	As of December 31, 2009				For the Year Ended December 31, 2009
Fund Name	Units (000's)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000's)	Investment Income Ratio*	Expense Ratio Lowest**	Expense Ratio Highest**	Total Return Lowest***	Total Return Highest***
Goldman Sachs Large Cap Value	1	$19.84	$19.84	$27	1.53%	1.40%	1.40%	16.66%	16.66%
Goldman Sachs Strategic International Equity	4	$15.88	$15.88	$70	1.74%	1.40%	1.40%	26.89%	26.89%
Goldman Sachs Structured US Equity	5	$22.18	$22.18	$114	1.54%	1.40%	1.40%	19.45%	19.45%
Goldman Sachs Structured Small Cap Equity	2	$21.51	$21.51	$46	1.02%	1.40%	1.40%	25.89%	25.89%
Goldman Sachs Strategic Growth	4	$20.79	$20.79	$93	0.38%	1.40%	1.40%	45.68%	45.68%
Goldman Sachs Strategic Growth SC	2	$12.42	$12.44	$20	1.27%	1.50%	1.65%	45.07%	45.29%
Goldman Sachs Large Cap Value Fund SC	6	$8.06	$10.90	$57	3.27%	1.05%	1.65%	15.93%	16.63%

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2009				For the Year Ended December 31, 2009
Fund Name	Units (000's)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000's)	Investment Income Ratio*	Expense Ratio Lowest**	Expense Ratio Highest**	Total Return Lowest***	Total Return Highest***
Goldman Sachs Strategic International Equity SC	9	$7.73	$11.85	$94	2.97%	1.05%	1.65%	26.25%	27.02%
Goldman Sachs Structured US Equity SC	1	$11.14	$11.14	$11	5.34%	1.50%	1.50%	19.08%	19.08%
Goldman Sachs VIT Growth Opportunities SC	—	$10.87	$10.87	$3	0.00%	1.65%	1.65%	10.97%	10.97	%(a)(c)
MFS Growth Series IC	4	$14.58	$14.58	$61	0.47%	1.40%	1.40%	35.75%	35.75%
MFS Research IC	4	$12.94	$12.94	$53	1.56%	1.40%	1.40%	28.72%	28.72%
MFS Investors Trust IC	5	$12.88	$12.88	$70	1.63%	1.40%	1.40%	25.12%	25.12%
MFS Total Return IC	5	$17.08	$17.08	$81	5.13%	1.40%	1.40%	16.38%	16.38%
MFS New Discovery IC	1	$19.48	$19.48	$11	0.00%	1.40%	1.40%	60.90%	60.90%
MFS Utilities IC	4	$21.56	$21.56	$81	6.36%	1.40%	1.40%	31.36%	31.36%
MFS Research SC	—	$12.44	$12.44	$3	0.00%	1.65%	1.65%	28.05%	28.05	%(c)
MFS Investors Trust SC	1	$11.74	$11.74	$8	0.00%	1.15%	1.15%	25.10%	25.10%
MFS Total Return SC	4	$11.39	$16.67	$69	0.00%	1.15%	1.65%	15.78%	16.37%
MFS New Discovery SC	1	$18.74	$19.02	$16	0.00%	1.50%	1.65%	60.24%	60.48%
MFS Utilities SC	3	$13.44	$21.04	$41	0.00%	1.15%	1.65%	30.68%	31.34%
MFS Investors Growth Stock SC	7	$5.99	$12.54	$51	0.17%	1.05%	1.65%	36.80%	37.64%
MFS VIT Research Bond SC	1	$10.02	$10.02	$8	0.00%	1.65%	1.65%	0.15%	0.15	%(a)
Oppenheimer Money Fund/VA	201	$0.99	$1.40	$277	0.37%	1.15%	1.65%	–1.33%	–0.83%
Oppenheimer Small & Mid Cap Fund/VA	8	$10.52	$10.52	$83	0.00%	1.40%	1.40%	30.75%	30.75%
Oppenheimer Capital Appreciation Fund/VA	8	$15.16	$15.16	$126	0.31%	1.40%	1.40%	42.50%	42.50%
Oppenheimer Main Street Fund/VA	4	$11.79	$11.79	$48	2.03%	1.40%	1.40%	26.49%	26.49%
Oppenheimer Global Strategic Income Fund/VA	8	$16.90	$16.90	$134	0.61%	1.40%	1.40%	17.17%	17.17%
Oppenheimer Global Securites Fund/VA	9	$22.42	$22.42	$210	2.45%	1.40%	1.40%	37.82%	37.82%
Oppenheimer High Income Fund/VA	1	$3.63	$3.63	$2	0.00%	1.40%	1.40%	23.57%	23.57%
Oppenheimer Small & Mid Cap Fund/VA SC	—	$10.26	$10.26	$3	0.00%	1.50%	1.50%	30.28%	30.28	%(c)
Oppenheimer Capital Appreciation Fund/VA SC	6	$10.30	$14.81	$78	0.00%	1.05%	1.50%	41.99%	42.64%
Oppenheimer Main Street Fund/VA SC	11	$11.56	$11.56	$129	0.00%	1.50%	1.50%	26.08%	26.08%
Oppenheimer Global Strategic Income Fund/VA SC	18	$10.86	$16.47	$255	0.09%	1.05%	1.65%	16.46%	17.17%
Oppenheimer Global Securites Fund/VA SC	8	$13.13	$21.91	$137	0.00%	1.15%	1.65%	37.06%	37.75%
Oppenheimer High Income Fund/VA SC	1	$3.59	$3.59	$4	0.00%	1.50%	1.50%	24.06%	24.06%
Van Eck Global Hard Asset	—	$39.99	$39.99	$2	0.22%	1.40%	1.40%	55.33%	55.33	%(c)
Invesco Van Kampen VI Capital Growth	30	$4.45	$4.45	$135	0.12%	1.40%	1.40%	63.75%	63.75%
Invesco Van Kampen VI Comstock	17	$13.71	$13.71	$227	4.91%	1.40%	1.40%	26.98%	26.98%
Invesco Van Kampen VI Growth & Income	19	$12.83	$12.83	$243	4.10%	1.40%	1.40%	22.63%	22.63%
Invesco Van Kampen VI Mid-Cap Growth II	3	$4.96	$5.08	$14	0.00%	1.40%	1.65%	53.80%	54.19%
Invesco Van Kampen VI Equity and Income II	1	$13.49	$13.49	$10	0.00%	1.65%	1.65%	20.47%	20.47%
Invesco Van Kampen VI Government II	11	$10.29	$11.55	$126	6.18%	1.05%	1.15%	–0.30%	–0.20%
Invesco Van Kampen VI Comstock II	—	$13.19	$13.19	$4	18.81%	1.65%	1.65%	26.29%	26.29	%(c)
Invesco Van Kampen VI Growth & Income II	6	$11.47	$12.52	$72	3.86%	1.05%	1.65%	22.06%	22.81%
Invesco Van Kampen VI International Growth Equity II	1	$7.53	$12.21	$10	0.00%	1.15%	1.50%	34.50%	34.97%
Van Kampen Enterprise	—	$—	$—	$—	2.59%	1.40%	1.40%	1.69%	1.69	%(b)
UIF Global Real Estate II	—	$8.06	$12.04	$4	0.00%	1.15%	1.65%	39.09%	39.79	%(c)
Lord Abbett Growth & Income	24	$10.06	$11.08	$242	0.95%	1.05%	1.65%	16.94%	17.65%
Lord Abbett Bond Debenture	26	$12.74	$15.50	$397	9.50%	1.05%	1.65%	32.10%	32.90%
Lord Abbett Mid Cap Value	11	$10.97	$11.06	$123	0.42%	1.40%	1.50%	24.72%	24.84%
Lord Abbett Growth Opportunities	1	$13.12	$13.12	$9	0.00%	1.05%	1.05%	44.02%	44.02%
Lord Abbett Capital Structure	—	$13.94	$13.94	$4	20.18%	1.65%	1.65%	21.38%	21.38	%(c)
Lord Abbett International Opportunities	—	$8.07	$8.07	$3	2.12%	1.50%	1.50%	45.66%	45.66	%(c)
Lord Abbett Series Fundamental Equity VC	1	$10.47	$10.48	$12	1.14%	1.15%	1.65%	8.17%	8.26	%(a)

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2009				For the Year Ended December 31, 2009
Fund Name	Units (000's)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000's)	Investment Income Ratio*	Expense Ratio Lowest**	Expense Ratio Highest**	Total Return Lowest***	Total Return Highest***
Fidelity Index 500 Portfolio SC2	1	$8.73	$11.50	$8	17.80%	1.15%	1.65%	24.22%	24.85%
Fidelity Contrafund Portfolio SC2	19	$9.07	$12.84	$238	2.31%	1.05%	1.65%	33.24%	34.05%
Fidelity Mid Cap SC2	3	$9.39	$15.44	$47	0.65%	1.05%	1.65%	37.45%	38.29%
Fidelity Equity Income SC2	13	$10.29	$11.64	$140	3.67%	1.15%	1.50%	27.94%	28.39%
Fidelity Investment Grade Bonds SC2	18	$11.34	$12.28	$217	9.68%	1.05%	1.50%	13.74%	14.26%
Franklin Income Securities	8	$10.66	$12.89	$101	2.78%	1.05%	1.50%	33.56%	34.17%
Franklin Rising Dividend Securities	19	$8.71	$11.19	$169	0.29%	1.05%	1.50%	15.59%	16.11%
Franklin Small-Mid Cap Growth Securities	9	$8.71	$12.55	$75	0.00%	1.15%	1.50%	41.42%	41.93%
Franklin US Government Fund	21	$10.57	$11.35	$232	2.09%	1.05%	1.65%	1.40%	2.01%
Templeton Growth Securities	—	$8.45	$11.91	$6	0.00%	1.15%	1.50%	29.14%	29.60	%(c)
Templeton Foreign Securities	4	$10.14	$12.71	$41	2.73%	1.05%	1.50%	34.99%	35.60%
Templeton Global Bond Securities Fund II	8	$12.22	$13.07	$94	0.00%	1.15%	1.50%	16.90%	17.32%
Mutual Shares Securities	19	$8.63	$11.36	$170	3.17%	1.05%	1.65%	23.97%	24.73%
Legg Mason ClearBridge Variable Mid Cap Core II	—	$10.43	$10.43	$4	0.00%	1.15%	1.15%	8.71%	8.71	%(a)(c)
PIMCO VIT Low Duration Advisor	1	$10.08	$10.08	$10	0.40%	1.15%	1.15%	0.36%	0.36	%(a)
PIMCO VIT Real Return Advisor	2	$10.11	$10.12	$20	0.37%	1.15%	1.65%	0.36%	0.44	%(a)
PIMCO VIT Total Return Advisor	5	$9.99	$10.00	$49	0.71%	1.15%	1.65%	0.03%	0.11	%(a)
Royce Capital Fund Small-Cap SC	1	$10.28	$10.29	$9	0.00%	1.15%	1.65%	7.04%	7.13	%(a)

*  These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average of net assets. These ratios exclude those expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividend by the underlying fund in which the sub-accounts invests.

**  These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through redemption of units and expenses of the underlying funds are excluded.

***  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total returns for periods of less than one year are not annualized. Product designs within a subaccount with an effective date during the year were excluded from the range of total return for that period unless the subaccount is only offered within the new product design.

(a)  Start date November 2, 2009

(b)  Closed April 24, 2009

(c)  Less than 500 units — does not round up to 1,000

	As of December 31, 2008				For the Year Ended December 31, 2008
Fund Name	Units (000's)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000's)	Investment Income Ratio*	Expense Ratio Lowest**	Expense Ratio Highest**	Total Return Lowest***	Total Return Highest***
Goldman Sachs Large Cap Value	3	$17.01	$17.01	$51	1.89%	1.40%	1.40%	–35.44%	–35.44%
Goldman Sachs Strategic International Equity	7	$12.51	$12.51	$91	2.97%	1.40%	1.40%	–46.71%	–46.71%
Goldman Sachs Structured US Equity	8	$18.57	$18.57	$157	1.48%	1.40%	1.40%	–37.88%	–37.88%
Goldman Sachs Structured Small Cap Equity	4	$17.09	$17.09	$70	0.68%	1.40%	1.40%	–34.95%	–34.95%
Goldman Sachs Strategic Growth	6	$14.27	$14.27	$84	0.11%	1.40%	1.40%	–42.57%	–42.57%
Goldman Sachs Large Cap Value Fund SC	2	$6.91	$6.91	$12	12.64%	1.05%	1.05%	–34.33%	–34.33	%(a)
Goldman Sachs Strategic International Equity SC	2	$6.09	$6.09	$12	20.28%	1.05%	1.05%	–43.47%	–43.47	%(a)
MFS Growth Series IC	9	$10.74	$10.74	$96	0.23%	1.40%	1.40%	–38.29%	–38.29%
MFS Research IC	5	$10.05	$10.05	$47	0.59%	1.40%	1.40%	–36.98%	–36.98%
MFS Investors Trust IC	6	$10.29	$10.29	$63	0.87%	1.40%	1.40%	–34.02%	–34.02%

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2008				For the Year Ended December 31, 2008
Fund Name	Units (000's)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000's)	Investment Income Ratio*	Expense Ratio Lowest**	Expense Ratio Highest**	Total Return Lowest***	Total Return Highest***
MFS Total Return IC	8	$14.68	$14.68	$124	3.40%	1.40%	1.40%	–23.22%	–23.22%
MFS New Discovery IC	1	$12.11	$12.11	$10	0.00%	1.40%	1.40%	–40.18%	–40.18%
MFS Utilities IC	7	$16.42	$16.42	$107	1.54%	1.40%	1.40%	–38.54%	–38.54%
MFS Investors Growth Stock IC	—	$4.53	$4.53	$—	1.34%	1.40%	1.40%	–37.76%	–37.76	%(b)
MFS Investors Growth Stock SC	1	$8.20	$8.20	$6	0.00%	1.05%	1.05%	–35.44%	–35.44	%(a)
Oppenheimer Money Fund/VA	110	$1.41	$1.41	$155	2.59%	1.40%	1.40%	1.34%	1.34%
Oppenheimer Small & Mid Cap Fund/VA	8	$8.05	$8.05	$63	0.00%	1.40%	1.40%	–49.78%	–49.78%
Oppenheimer Capital Appreciation Fund/VA	8	$10.64	$10.64	$88	0.00%	1.40%	1.40%	–46.28%	–46.28%
Oppenheimer Main Street Fund/VA	10	$9.32	$9.32	$92	1.65%	1.40%	1.40%	–39.33%	–39.33%
Oppenheimer Global Strategic Income Fund/VA	11	$14.42	$14.42	$157	5.99%	1.40%	1.40%	–15.41%	–15.41%
Oppenheimer Global Securites Fund/VA	12	$16.27	$16.27	$189	1.57%	1.40%	1.40%	–41.03%	–41.03%
Oppenheimer High Income Fund/VA	1	$2.94	$2.94	$2	7.53%	1.40%	1.40%	–78.97%	–78.97%
Oppenheimer Capital Appreciation Fund/VA SC	1	$7.22	$7.22	$8	0.00%	1.05%	1.05%	–44.37%	–44.37	%(a)
Oppenheimer Global Strategic Income Fund/VA SC	2	$10.74	$10.74	$24	0.00%	1.05%	1.05%	–17.52%	–17.52	%(a)
Van Eck Global Hard Asset	—	$25.75	$25.75	$1	0.25%	1.40%	1.40%	–46.88%	–46.88	%(c)
Invesco Van Kampen VI Capital Growth	37	$2.72	$2.72	$100	0.53%	1.40%	1.40%	–49.70%	–49.70%
Invesco Van Kampen VI Comstock	42	$10.80	$10.80	$449	2.73%	1.40%	1.40%	–36.57%	–36.57%
Invesco Van Kampen VI Growth & Income	49	$10.46	$10.46	$509	2.24%	1.40%	1.40%	–32.99%	–32.99%
Invesco Van Kampen VI Mid-Cap Growth II	5	$3.29	$3.29	$17	0.00%	1.40%	1.40%	–47.58%	–47.58%
Invesco Van Kampen VI Government II	6	$11.58	$11.58	$70	0.00%	1.05%	1.05%	0.82%	0.82	%(a)
Invesco Van Kampen VI Growth & Income II	2	$9.68	$9.68	$20	0.00%	1.05%	1.05%	–30.29%	–30.29	%(a)
Van Kampen Enterprise	34	$3.80	$3.80	$131	1.09%	1.40%	1.40%	–43.75%	–43.75%
Lord Abbett Growth & Income	35	$8.63	$8.75	$310	1.54%	1.05%	1.40%	–37.31%	–37.31%
Lord Abbett Bond Debenture	22	$10.08	$11.70	$254	6.97%	1.05%	1.40%	–18.69%	–18.69%
Lord Abbett Mid Cap Value	18	$8.86	$8.86	$163	1.25%	1.40%	1.40%	–40.21%	–40.21%
Lord Abbett Growth Opportunities	—	$9.11	$9.11	$4	0.00%	1.05%	1.05%	–34.98%	–34.98	%(a)(c)
Fidelity Contrafund Portfolio SC2	3	$9.48	$9.48	$30	1.49%	1.05%	1.05%	–40.03%	–40.03	%(a)
Fidelity Mid Cap SC2	1	$11.17	$11.17	$16	0.17%	1.05%	1.05%	–37.14%	–37.14	%(a)
Fidelity Investment Grade Bonds SC2	2	$10.75	$10.75	$23	0.00%	1.05%	1.05%	–4.88%	–4.88	%(a)
Franklin Income Securities	1	$8.08	$8.08	$6	0.00%	1.05%	1.05%	–30.79%	–30.79	%(a)
Franklin Rising Dividend Securities	1	$7.63	$7.63	$6	0.00%	1.05%	1.05%	–27.87%	–27.87	%(a)
Franklin US Government Fund	2	$11.13	$11.13	$23	0.00%	1.05%	1.05%	4.29%	4.29	%(a)
Templeton Foreign Securities	2	$7.61	$7.61	$17	0.00%	1.05%	1.05%	–37.91%	–37.91	%(a)
Mutual Shares Securities	1	$7.07	$7.07	$6	19.24%	1.05%	1.05%	–34.23%	–34.23	%(a)

*  These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average of net assets. These ratios exclude those expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividend by the underlying fund in which the sub-accounts invests.

**  These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through redemption of units and expenses of the underlying funds are excluded.

***  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total returns for periods of less than one year are not annualized. Product designs within a subaccount with an effective date during the year were excluded from the range of total return for that period unless the subaccount is only offered within the new product design.

(a)  Start date May 1, 2008. Total return ranges include new product designs as subaccounts are only offered in the new product designs.

(b)  Less than 500 shares and units — does not round up to 1,000

(c)  Less than 500 units — does not round up to 1,000

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

7.  EXPENSES

The following is a summary of Separate Account expense charges which are assessed either as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account:

Expense Type	Range
Mortality and Expense Risk charge To compensate PLAIC for assuming mortality and expense risks, a daily mortality and expense risk is deducted through the reduction of unit values. The charge is assessed on an annual basis and is calculated as a percent of the average daily net assets and varies depending on the product purchased and the death benefit option selected.	0.95	% - 1.60%
Administrative Charge An annual fee is assessed to reimburse PLAIC for expenses incurred in the Administration of the contract and the Separate Account. The charge is assessed through the reduction of unit values.	0.10	% - 0.15%
Contract Maintenance Fee
This annual charge is assessed through the redemption of units and is waived when the account value or purchase payments less surrenders and associated surrender charges equals or exceeds $50,000 - $100,000, depending on the product.	$0 - $30
Surrender Charge (Contingent Deferred Sales Charge) This charge is assessed as a percent of the amount surrendered and is imposed to reimburse PLAIC for some of the costs of distributing the contracts. The percentage charged is assessed through the redemption of units and is based upon the number of full years which have elapsed between the date the contract was purchased and the surrender date.	0.00	% - 7.00%
Transfer Fee Currently there is no fee charged for transfers; however, PLAIC has reserved the right to charge for each transfer after the first 12 transfers in any contract year as a redemption of units.	$25
Optional Benefit Fee
Optional benefits may be elected by policyholders. These benefits include death benefits and living benefits. The fees for such benefits are deducted monthly and assessed through redemption of units. These fees are calculated on either a "Benefit Base" basis, a "Floored Asset Base" basis or a a "Net Amount at Risk" basis.	0.10% - 1.70% on Benefit Base 1.0% - 2.2% on Floored Asset Base $0.25 per $1000 - $18.94 per $1000 on Net Amount at Risk

8.  RELATED PARTY TRANSACTIONS

Contract owners' net payments represent premiums received from policyholders less certain deductions made by PLAIC in accordance with the contract terms. These deductions include, where appropriate, tax, surrender, mortality and expense risk, and administrative charges. These deductions are made to the individual contracts in accordance with the terms governing each contract as set forth in the Contract.

PLAIC offers a loan privilege to certain contract owners. Such contract owners may obtain loans using the Contract as the only security for the loan. Loans are subject to provisions of The Internal Revenue Code of 1986, as amended, and to applicable retirement program rules. There were no loans outstanding as of December 31, 2012.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

8.  RELATED PARTY TRANSACTIONS — (Continued)

Investment Distributors, Inc., a wholly owned subsidiary of Protective Life Corporation, is the principal underwriter for the Separate Account.

9.  SUBSEQUENT EVENTS

The Separate Account has evaluated the effects of events subsequent to December 31, 2012, and through the financial statement issuance date. All accounting and disclosure requirements related to subsequent events are included in our financial statements.

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Share Owner of
Protective Life and Annuity Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities and capital and surplus of Protective Life and Annuity Insurance Company (a wholly owned subsidiary of Protective Life Insurance Company) (the "Company") as of December 31, 2012 and 2011, and the related statutory statements of operations and changes in capital and surplus, and cash flows for the years then ended.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Alabama Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 and 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Alabama Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America are material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the

United States of America, the financial position of the Company as of December 31, 2012 and 2011, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2012 and 2011, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Alabama Department of Insurance described in Notes 1 and 2.

Emphasis of Matter

As discussed in Notes 1, 4, and 7 to the financial statements, the financial statements give retroactive effect to the merger of Protective Life Insurance Company of New York into the Company on July 1, 2012 in a transaction accounted for as a statutory merger. Our opinion is not modified with respect to this matter.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying Selected Financial Data Schedule, Summary Investment Schedule and Investment Risk Interrogatories of the Company as of December 31, 2012 and for the year then ended are presented for purposes of additional analysis and are not a required part of the financial statements. The Selected Financial Data Schedule, Summary Investment Schedule and Investment Risk Interrogatories are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The effects on the Selected Financial Data Schedule, Summary Investment Schedule and Investment Risk Interrogatories of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the Selected Financial Data Schedule, Summary Investment Schedule and Investment Risk Interrogatories do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2012 and for the year then ended. The Selected Financial Data Schedule, Summary Investment Schedule and Investment Risk Interrogatories have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the Selected Financial Data Schedule, Summary Investment Schedule and Investment Risk Interrogatories are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

PricewaterhouseCoopers LLP,
1901 6th Ave. N., Suite 1600,
Birmingham, AL 35203
T: (205) 252 8400, F: (205) 252 7776,
www.pwc.com/us
April 19, 2013

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS

(Statutory Basis)

	December 31
	2012	2011
	($ in thousands, except share amounts)
ADMITTED ASSETS
Bonds (market: 2012 — $2,046,956; 2011 — $1,853,325)	$1,809,540	$1,701,001
Preferred stocks (market: 2012 — $15,258; 2011 — $6,503)	15,413	6,413
Mortgage loans on real estate	65,429	41,391
Contract loans	42,485	44,572
Cash and cash equivalents	14,197	24,430
Short term investments	8,747	14,603
Receivable for securities	79	190
Total cash and investments	1,955,890	1,832,600
Amounts recoverable from reinsurers	1,495	1,554
Deferred and uncollected premiums	(757)	(1,756)
Investment income due and accrued	22,788	22,482
Deferred tax asset	6,321	6,642
Current federal income tax recoverable	0	3,511
Other assets	579	212
Assets held in separate accounts	147,589	73,083
Total admitted assets	$2,133,905	$1,938,328
LIABILITIES AND CAPITAL AND SURPLUS
Aggregate reserves:
Life policies and contracts	$1,721,961	$1,624,149
Accident and health	4,481	4,505
Liability for deposit-type contracts	5,553	5,023
Policy and contract claims:
Life	14,200	16,448
Accident and health	50	42
Other policyholders' funds and policy and contract liabilities	1,927	1,489
Interest maintenance reserve (IMR)	11,980	9,862
Transfers from separate accounts due or accrued, net	(5,634)	(4,565)
Taxes, licenses and fees due or accrued	260	298
Current federal income tax	3,052	0
Remittances and items not allocated	1,283	3,795
Asset valuation reserve (AVR)	12,729	10,904
Payable to parent, subsidiaries, and affiliates	3,603	4,336
Funds held under coinsurance	1,053	1,154
Payable for securities	0	5,000
Other liabilities	3,469	2,269
Liabilities held in separate accounts	147,589	73,083
Total liabilities	1,927,556	1,757,792
Capital and surplus:
Common stock, $10.00 par value; 500,000 shares authorized; 250,000 shares issued and outstanding	2,500	2,500
Preferred stocks, $1 par value, shares authorized, issued and outstanding: 2,000	2	2
Gross paid-in and contributed surplus	274,869	274,869
Aggregate write-ins for other than special surplus funds	2	1
Additional admitted deferred tax asset	0	3,903
Unassigned funds	(71,024)	(100,739)
Total capital and surplus	206,349	180,536
Total liabilities and capital and surplus	$2,133,905	$1,938,328

See notes to the financial statements (statutory basis).

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

STATEMENTS OF OPERATIONS

(Statutory Basis)

	December 31
	2012	2011
	($ in thousands)
Income:
Premiums and annuity considerations	$290,146	$266,966
Considerations for supplementary contracts with life contingencies	2,176	0
Net investment income	97,268	92,015
Commissions and expense allowances on reinsurance ceded	4,008	4,016
Amortization of interest maintenance reserve	642	181
Net gain from operations from Separate Accounts	960	921
Reserve adjustments on reinsurance ceded	(28,379)	(20,351)
Other income	2,410	908
Total income	369,231	344,656
Benefits and expenses:
Death and annuity benefits	28,633	33,222
Accident and health benefits	994	951
Surrender benefits and other fund withdrawals	104,922	88,113
Other policy and contract benefits	689	311
Increase in aggregate reserves	97,788	131,721
Commissions and expense allowances on reinsurance assumed	54	112
Commissions	13,872	12,414
General expenses	12,226	9,643
Insurance taxes, licenses, and fees	1,465	2,027
Transfers to (from) Separate Accounts, net	65,791	28,359
Other expenses, net	136	290
Total benefits and expenses	326,570	307,163
Net income from operations before dividends to policyholders and federal income taxes	42,661	37,493
Dividends to policyholders	80	84
Federal income taxes	13,353	11,488
Net income from operations	29,228	25,921
Net realized capital losses (less $789 and $767 of capital gains tax in 2012 and 2011, respectively, and excluding $2,761 and $799 transferred to the IMR in 2012 and 2011, respectively)	(1,296)	(1,421)
Net income	$27,932	$24,500

See notes to the financial statements (statutory basis).

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

STATEMENT OF CHANGES IN CAPITAL AND SURPLUS

(Statutory Basis)

($ in thousands)
Capital and surplus, December 31, 2010	$171,795
Net income for 2011	24,500
Change in nonadmitted assets and related items	32
Change in asset valuation reserve	(1,198)
Change in net deferred income tax	(599)
Change in unauthorized reinsurance	4
Change in net unrealized capital losses	(373)
Dividend to former parent*	(8,750)
Change in surplus as a result of reinsurance	(475)
Capital distribution	(4,400)
Capital and surplus, December 31, 2011	180,536
Net income for 2012	27,932
Change in nonadmitted assets and related items	942
Change in unauthorized reinsurance	(5)
Change in asset valuation reserve	(1,824)
Change in net deferred income tax	(1,084)
Change in net unrealized capital gains	359
Change in surplus as a result of reinsurance	(507)
Capital and surplus, December 31, 2012	$206,349

*The Company merged with Protective Life Insurance Company of New York ("PLICONY") on July 1, 2012, with the Company remaining as the surviving legal entity. PLICONY was a subsidiary of West Coast Life Insurance Company ("WCL") when the $8.8 million 2011 distribution occurred. Please refer to Notes 1, 4, and 7 for further information regarding PLICONY, the Company's July 1, 2012 merger with PLICONY, and the $8.8 million distribution from PLICONY to WCL that occurred in 2011.

See notes to the financial statements (statutory basis).

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

STATEMENTS OF CASH FLOWS

(Statutory Basis)

	December 31
	2012	2011
	($ in thousands)
Cash from operations
Premiums and annuity considerations	$291,329	$266,497
Commission and expense allowances ceded	4,008	4,017
Net investment income	95,634	88,541
Miscellaneous income	2,863	1,352
Benefit and loss related payments	(165,312)	(131,787)
Commissions and expenses paid	(28,224)	(23,804)
Net transfers to Separate Accounts	(66,861)	(33,417)
Dividends paid to policyholders	(83)	(87)
Federal and foreign income taxes paid	(7,579)	(12,320)
Net cash from operations	125,775	158,992
Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	276,496	240,089
Stocks	5,000	0
Mortgage loans	1,707	1,261
Miscellaneous proceeds	111	5,000
Total investment proceeds	283,314	246,350
Cost of investments acquired:
Bonds	(383,980)	(432,009)
Stocks	(11,000)	(1,413)
Mortgage loans	(25,740)	0
Miscellaneous applications	(5,000)	(152)
Total investments acquired	(425,720)	(433,574)
Net decrease in contract loans and premium notes	2,083	2,091
Net cash from investments	(140,323)	(185,133)
Cash from financing and miscellaneous sources
Cash provided (applied):
Funds held under coinsurance	(101)	(442)
Capital and paid in (distributed) surplus	0	(4,400)
Dividend to former parent	0	(8,750)
Net withdrawals on deposit-type contracts	531	(235)
Other cash provided, net	(1,971)	1,969
Net cash from financing and miscellaneous sources	(1,541)	(11,858)
Net change in cash and short term investments	(16,089)	(37,999)
Cash, cash equivalents, and short term investments, beginning of year	39,033	77,032
Cash, cash equivalents, and short term investments, end of year	$22,944	$39,033

See notes to the financial statements (statutory basis).

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2012 and 2011

(Statutory Basis)

1.  GENERAL

Basis of Presentation

The statutory basis financial statements of Protective Life and Annuity Insurance Company (the "Company") have been prepared in conformity with accounting practices prescribed or permitted by the Alabama Department of Insurance (the "Department"). The Company is a stock, legal reserve, life, and accident and health insurer.

All outstanding shares of the Company's common stock are owned by Protective Life Insurance Company ("PLICO"), a life insurance company domiciled in the State of Tennessee. All outstanding shares of the Company's preferred stock are owned by Protective Life Corporation ("PLC"), an insurance holding company domiciled in the State of Delaware. PLICO is a wholly owned subsidiary of PLC. Other affiliated insurers include Golden Gate Captive Insurance Company, Golden Gate II Captive Insurance Company, Golden Gate III Vermont Captive Insurance Company, Golden Gate IV Vermont Captive Insurance Company, Golden Gate V Vermont Captive Insurance Company, Shades Creek Captive Insurance Company, Lyndon Property Insurance Company, and West Coast Life Insurance Company ("WCL").

The Department recognizes only statutory practices prescribed or permitted by the State of Alabama for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under Alabama Insurance Law. The National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures manual, effective January 1, 2001, ("NAIC SAP") has been adopted as a component of prescribed or permitted practices by the State of Alabama. The State of Alabama has adopted certain prescribed accounting practices that differ from those found in NAIC SAP, none of which had a material impact on the Company's Statements of Admitted Assets, Liabilities, Capital and Surplus, and Statements of Operations at and for the years ended December 31, 2012 and 2011.

The Company has no material permitted practices at or for the years ended December 31, 2012 or 2011.

The preparation of financial statements in conformity with NAIC SAP requires management to make various estimates that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities, as well as the reported amounts of revenues and expenses. Actual results could differ from those estimates.

July 1, 2012 Merger with Protective Life Insurance Company of New York

On July 1, 2012, the Company merged with its affiliate, Protective Life Insurance Company of New York ("PLICONY") as part of a statutory merger. The Company was the surviving legal entity and PLICONY ceased to exist as of July 1, 2012. The merger was accounted for using the statutory merger method pursuant to SSAP No. 68, "Business Combinations and Goodwill" ("SSAP No. 68"). In accordance with SSAP No. 68, the Company's Statements of Operations and Statement of Changes in Capital and Surplus includes PLICONY's revenue, net income, and other surplus adjustments through June 30, 2012, of $9.3 million, $3.5 million, and $(0.1) million, respectively, and the Company's Statements of Admitted Assets, Liabilities, and Capital and Surplus, Statements of Operations, and other prior year amounts included herein have been restated to include PLICONY. Permission for the merger was received from both the Department and the New York Department of Financial Services.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2012 and 2011

(Statutory Basis)

1.  GENERAL — (Continued)

PLICONY was a stock, legal reserve, life and accident & health insurer domiciled in the State of New York. Prior to its acquisition by WCL in July 2006, PLICONY issued fixed annuity products, term life, and interest-sensitive life insurance products. PLICONY ceased marketing products in 2007. Please refer to Note 4 for further information on PLICONY and its merger with the Company during 2012.

Nature of Operations

The Company is an entity through which PLC markets, distributes and services life insurance and annuity products primarily in the State of New York. New York direct premiums were 96.9% of total direct premiums and New York direct annuity premiums accounted for 88.1% of total direct premiums in 2012.

Summary of Significant Accounting Policies

The Company uses the following significant accounting policies:

Cash and Investments

Investments are stated or determined by methodologies prescribed by the NAIC. Bonds not backed by other loans are stated at amortized cost using the interest method, except for bonds with a NAIC designation of 6 which are carried at the lower of amortized cost or market ("fair value").

Loan-backed bonds and structured securities stated at amortized cost utilize anticipated prepayments to determine the effective yield at purchase. The majority of prepayment assumptions for loan-backed bonds and structured securities are obtained from Bloomberg; other sources are: broker-dealer surveys, trustee information, and internal estimates. These assumptions are consistent with current interest rates and the economic environment. Changes in the timing of estimated future cash flows from the original purchase assumptions are accounted for using the retrospective method.

Bond and preferred stock market values are obtained from a nationally recognized pricing service. The Company uses quotes obtained from brokers and internally developed pricing models to price those bonds that are not priced by this service.

Preferred stocks are stated at amortized cost or market values, depending on the assigned credit ratings. For preferred stocks carried at market, the difference between cost and market value is reflected in unassigned surplus.

Mortgage loans on real estate are stated at the aggregate unpaid principal balance. Book value adjustments are made for other-than-temporary declines.

Contract loans are carried at the unpaid principal balance. The excess of unpaid contract loan balances over the cash surrender value, if any, is nonadmitted and reflected as an adjustment to surplus. Interest is capitalized on the anniversary date.

Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. The Company has deposits with certain financial institutions which exceed federally insured limits. The Company reviews the credit worthiness of these financial institutions and believes there is minimal risk of material loss.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2012 and 2011

(Statutory Basis)

1.  GENERAL — (Continued)

Short-term investments are stated at amortized cost, which approximates fair value. The short-term investment category includes those investments whose maturities at the time of acquisition were one year or less.

Receivables and payables for securities represent balances outstanding with brokers related to purchase and sale transactions. These balances are cleared as amounts are received or paid.

Investment income is recorded when earned.

Realized gains and losses on the sale or maturity of investments are determined on the basis of specific identification and are included in the Statements of Operations, net of the amount transferred to the IMR and net of applicable federal income taxes. The Company analyzes various factors to determine if any specific other-than-temporary asset impairments exist. Once a determination has been made that a specific other-than-temporary impairment exists, a realized loss is incurred and the cost basis of the impaired asset, other than loan-backed and structured securities, is adjusted to its fair value. Impaired loan-backed and structured securities are adjusted to the sum of their discounted future expected cash flows.

Premium Revenue and Related Commissions

Premiums and annuity considerations are recognized over the premium paying periods of policies. Annuity considerations are recognized as revenue when received. Premiums for flexible premiums/universal life policies and single premium credit life are recognized as revenues when collected. Premiums for traditional life insurance products are recognized as revenue when due. Accident and health premiums are earned ratably over the terms of the related insurance contracts.

Considerations for deposit type contracts, which do not have any life contingencies, are recorded directly to the related liability.

Acquisition costs, such as commissions and other costs related to new business, are expensed as incurred.

The amount of dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.

Aggregate Reserves for Policies and Contracts

Policy reserves for future policy benefits are actuarially computed using methods and assumptions in accordance with certain state statutes and administrative regulations. The mortality table and interest assumptions currently being used on the majority of policies in force are the 1941, 1958, 1980, and 2001 Commissioner's Standard Ordinary tables with 2.25% to 6.0% interest.

The Company waives deduction of deferred fractional premiums upon death of the insureds and returns any portion of the final premium beyond the month of death. The Company has certain surrender values in excess of the legally computed reserves which are included in the liability section of the Statements of Admitted Assets, Liabilities, and Capital and Surplus.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2012 and 2011

(Statutory Basis)

1.  GENERAL — (Continued)

The method used in the valuation of substandard policies is based on the normal tabular reserves plus a portion of the substandard extra premium. For policies with a Mean reserve method, the extra substandard reserve is one half of the annualized extra premium (less a deferred premium). For policies with a MidTerminal reserve method, the extra substandard reserve is the unearned modal substandard extra premium.

As of December 31, 2012, the Company had $777.7 million of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Alabama. Reserves to cover this insurance totaled $2.5 million and are reported in the liability section of the Statements of Admitted Assets, Liabilities and Capital and Surplus. Tabular interest, tabular less actual reserves released, and tabular cost are determined by formula. Other net change in reserves includes $1.8 million and $1.2 million of excess interest on universal life policies for the years ended December 31, 2012 and 2011, respectively.

Liabilities for policy reserves on fixed annuity contracts are calculated based on the Commissioner's Annuity Reserve Valuation Method ("CARVM"). The reserve calculation considers the interest credited rates and guarantee periods specific to each policy as well as the appropriate mortality table depending on the contract issue date.

The Company's variable annuity ("VA") contracts contain guaranteed minimum death benefit ("GMDB") and guaranteed minimum withdrawal benefit ("GMWB") features. The VA GMDB becomes payable upon death. The guaranteed amount varies by the particular contract and option elected, and may be based on amounts deposited or maximum account value on prior anniversaries. All guarantees are reduced for prior partial withdrawal activity. The charge for the GMDB is based on a percentage of account value. The Company does not reinsure the GMDB feature. The VA GMWB is only available on more recent contracts and applies to amounts withdrawn. The charge is a percentage of the guaranteed benefit base, and the annual guaranteed withdrawal amount is equal to 4-7% depending on the contract owner's age. Effective December 31, 2009, statutory reserves are calculated according to Actuarial Guideline 43, "VACARVM". This replaces the prior reserve calculations under Actuarial Guidelines 33, 34, and 39. There is no longer a standalone reserve for GMDB or GMWB. The base reserve incorporates the risk of all of these guarantees.

Reserves for deposit type funds are equal to deposits received and interest credited to contract holders less surrenders and withdrawals that represent a return to the contract holder. Interest rates credited ranged from 0.7% to 7.6% for immediate annuities during 2012.

Liabilities for Single Premium Deferred Annuity contracts are calculated in accordance with Actuarial Guideline 33 ("AG33"). The reserves are calculated using a CARVM approach such that the reserve equals the greatest present value of future benefits floored at the cash surrender value of the contract. Future benefits include death, surrender and annuitization. Mortality and discount rates used in the reserve calculation are specified by regulatory authorities.

Certain of the Company's policy reserves relate to universal life policies with secondary guarantees ("ULSG") which guarantee that insurance coverage will remain in force (subject to the payment of specified premiums). These products do not allow the Company to adjust policyholder premiums after a

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2012 and 2011

(Statutory Basis)

1.  GENERAL — (Continued)

policy is issued, and most of these products do not have significant account values upon which interest is credited. Policy reserves for these products are actuarially computed using methods and assumptions in accordance with Actuarial Guideline 38 ("AG38"). Total reserves for ULSG policies reserved for under AG38 were $11.8 million and $10.7 million at December 31, 2012 and 2011, respectively.

Liabilities for accident and health policies include unearned premiums and additional reserves. The liability for future policy benefits and claims on life and health insurance products includes estimated unpaid claims that have been reported to the Company and claims incurred but not yet reported. Changes in estimates are reflected in earnings currently.

Liabilities for losses and loss adjustment expenses for accident and health contracts are estimated by the Company's valuation actuary using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates specified by regulatory authorities for disability income business.

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with Statement of Statutory Accounting Principles No. 54 — "Individual and Group Accident and Health Contracts."

Asset Valuation Reserve and Interest Maintenance Reserve

The Company established certain reserves as required by NAIC SAP. The AVR is based upon a statutory formula as prescribed by the NAIC to provide a standardized reserve for realized and unrealized losses from default and/or equity risks associated with all invested assets, excluding cash, contract loans, premium notes, collateral loans, and investment receivables. Realized gains and losses related to fixed maturities resulting from changes in credit quality and capital gains and losses related to all other investments, net of applicable federal income taxes, are reflected in the calculation of AVR. Unrealized gains and losses, net of applicable deferred federal income taxes, are also reflected in the calculation. Changes in AVR are charged or credited directly to unassigned surplus.

The IMR captures realized gains and losses, net of applicable federal income taxes, from the sale of fixed maturities. The portion of these realized gains and losses resulting from changes in the general level of interest rates is not recognized currently, but is amortized into income over the approximate remaining life of the investment sold.

Federal Income Taxes

The provision for federal income taxes is computed in accordance with those sections of the Internal Revenue Code applicable to life insurance companies. Deferred income taxes are provided based upon the expected future impact of differences between the financial statement and tax basis of assets and liabilities. The admission of gross deferred income tax assets is subject to various limitations as specified by NAIC SAP. Changes in deferred tax assets and liabilities are recognized as a separate component of gains and losses in unassigned surplus.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2012 and 2011

(Statutory Basis)

1.  GENERAL — (Continued)

Reinsurance

In the normal course of business the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance from other reinsurers. Amounts recoverable from reinsurers related to paid policy claims are included in Amounts recoverable from reinsurers and insurance liabilities are reported net of reinsurance recoverables in the Statements of Admitted Assets, Liabilities, and Capital and Surplus. Receivables and payables from the same reinsurer, including funds withheld, are generally offset. For reserve credits taken related to reinsurers considered to be unauthorized by the Department, the Company must obtain letters of credit, funds withheld, or other forms of collateral in amounts at least equal to reserve credits. To the extent such collateral is not obtained, the Company must record a liability for reinsurance in unauthorized companies.

Reinsurance premiums ceded and reinsurance recoveries on policy claims are netted against the respective earned premiums and policy claims in the Statements of Operations. Revenues from commissions and expense allowances on reinsurance ceded are recognized in the period in which the transaction occurs and recorded in Commissions and expense allowances on reinsurance ceded.

The Company is liable with respect to reinsurance ceded in that the liability for such reinsurance would become that of the Company upon the failure of any reinsurer to meet its obligations under a particular reinsurance agreement. In compliance with regulatory requirements of the assuming reinsurer's state of domicile, the assuming reinsurer has deposited securities with its state insurance department for the benefit of the policyholders to cover such liabilities; however, the Company remains primarily liable as the direct insurer on all risk reinsured. The Company reviews the financial condition of its reinsurers and monitors the amount of reinsurance it has with its reinsurers.

Separate Accounts

The Company issues both market value adjusted annuities and variable annuities. Excluding any contract guarantees for either a minimum return or account value upon death or annuitization, variable annuity policyholders bear the investment risk that the Separate Accounts funds may not meet their stated investment objectives. The assets and liabilities related to Separate Accounts are valued at market and reported separately as assets and liabilities related to Separate Accounts. Fees charged on Separate Account contract owner deposits are included in the Statements of Operations. In the event that the asset value of certain contract holder accounts are projected to be below the value guaranteed by the Company, a liability is established through a charge to earnings.

2.  STATUTORY AND GENERALLY ACCEPTED ACCOUNTING PRINCIPLES DIFFERENCES

Accounting practices prescribed or permitted by the Department vary in some respects from accounting principles generally accepted in the United States of America ("GAAP"). A summary of significant accounting practices, which differ from GAAP, are as follows:

(1)  the costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred and thus are not amortized over the period benefited, whereas premiums are taken into earnings over the premium paying period of the related policies;

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2012 and 2011

(Statutory Basis)

2.  STATUTORY AND GENERALLY ACCEPTED ACCOUNTING PRINCIPLES DIFFERENCES — (Continued)

(2)  deposits to universal life contracts, investment contracts and limited payment contracts are credited to revenue;

(3)  policy reserves for future policy benefits are actuarially computed in accordance with certain state statutes and administrative regulations including both net level and modified reserve bases. These liabilities are computed using statutory actuarial tables which do not allow for modification based on the Company's experience, investment yields, mortality, or withdrawals. Aggregate reserves are shown net of the credit taken for reinsurance;

(4)  assets must be included in the statutory financial statements at "admitted asset value" and "nonadmitted assets" must be excluded through a charge against surplus;

(5)  bonds and short term investments are generally carried at amortized cost and preferred stocks at cost, irrespective of the Company's investment portfolio activity;

(6)  Subsidiaries and affiliates are carried as investments at net statutory book value, their periodic income is recorded as unrealized gain in surplus, and dividends are recorded as investment income;

(7)  certain assets and liabilities are reported net of ceded reinsurance balances;

(8)  realized capital gains and losses are reflected net of transfers to IMR and federal income tax in the Statements of Operations;

(9)  deferred federal income tax is provided based upon the expected future impact of differences between the financial statement and tax basis of assets and liabilities. The admission of gross deferred income taxes is subject to various limitations as specified by NAIC SAP. In addition, changes in deferred tax assets and liabilities are recognized as a separate component of gains and losses in unassigned surplus;

(10)  adjustments reflecting the valuation of investments at the statement date are carried to the surplus account as unrealized investment gains or losses, without providing for federal income tax or income tax reductions;

(11)  sales of assets between affiliated companies are generally recorded at fair value;

(12)  the AVR is reported as a liability rather than as a reduction in investments and is charged directly to surplus;

(13)  the IMR is reported as a liability and the amortization of the IMR is reported in the income section of the Statements of Operations;

(14)  the Statements of Cash Flows are presented in the required statutory format;

(15)  the changes in nonadmitted assets, net deferred income taxes, reserves on account of a change in valuation basis, AVR, liability for unauthorized reinsurance, and net unrealized capital gains and losses are recorded as direct increases and decreases to surplus;

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2012 and 2011

(Statutory Basis)

2.  STATUTORY AND GENERALLY ACCEPTED ACCOUNTING PRINCIPLES DIFFERENCES — (Continued)

(16)  life insurance premiums deferred and uncollected represent annual or fractional premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current policy year has been collected;

(17)  for reserve credits taken related to reinsurers considered "unauthorized" by the Department, the Company must obtain letters of credit, funds withheld or other forms of collateral in amounts at least equal to the reserve credits. To the extent such collateral is not obtained, the Company must record a liability for reinsurance in unauthorized companies with a charge to unassigned surplus;

(18)  market value adjusted annuities are included in the Company's general account for GAAP purposes, but are included in Separate Accounts on a statutory basis;

(19)  goodwill of entities acquired is recorded at the parent level for NAIC SAP, rather than at the subsidiary level;

(20)  contracts that contain an embedded derivative are not bifurcated between components and are accounted for as part of the host contract, whereas under GAAP, the embedded derivative would be bifurcated from the host contract and accounted for separately.

The net income and capital and surplus prepared in conformity with statutory accounting practices compared to that reported in conformity with GAAP are as follows:

	Net Income December 31		Capital and Surplus December 31
	2012	2011	2012	2011
	($ in thousands)
Statutory-basis amounts	$27,932	$24,500	$206,349	$180,536
Investments	7,496	4,955	133,421	84,981
Derivatives	(8,387)	(3,854)	(19,183)	(10,796)
Deferred acquisition cost	(160)	5,674	153,956	164,661
AVR/IMR	2,119	618	24,708	20,766
Income taxes	2,805	163	(51,779)	(59,553)
Policyholder benefits & reserves	(8,161)	(7,087)	(32,578)	(24,929)
Goodwill	0	0	10,283	10,283
Non-admitted assets	0	0	9,197	10,139
Other, net	4	(53)	0	(6)
GAAP-basis amounts	$23,648	$24,916	$434,374	$376,082

3.  ACCOUNTING CHANGES

Effective January 1, 2012, the Company adopted SSAP No. 101, "Income Taxes — A Replacement of SSAP No. 10R and SSAP No. 10" ("SSAP No. 101"). With regard to the amount of admitted deferred tax asset that an insurance company may report on its statutory financial statements, the NAIC implemented temporary rules that were first effective in 2009, which generally increased the amount of such asset during the three-year period ending December 31, 2011. SSAP No. 101 replaces this

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2012 and 2011

(Statutory Basis)

3.  ACCOUNTING CHANGES — (Continued)

previous set of rules regarding an insurance company's statutory accounting for income taxes. The adoption of this accounting principle did not have a material effect on the Company's financial statements.

Effective December 31, 2011, the Company adopted Statement of Statutory Accounting Principles No. 5R, "Liabilities, Contingencies and Impairments of Assets — Revised" ("SSAP No. 5R"), which modifies SSAP No. 5 to require entities to recognize a liability on certain guarantees. The adoption of this accounting principle did not have a material effect on the Company's financial statements.

Effective January 1, 2011, the Company adopted Statement of Statutory Accounting Principles No. 35R, "Guaranty Fund and Other Assessments" ("SSAP No. 35R"), which prescribes conditions for liability recognition for entities subject to assessments. The adoption of this accounting principle did not have a material effect on the Company's financial statements.

4.  BUSINESS COMBINATIONS

On July 1, 2012, the Company merged with its affiliate, PLICONY, as part of a statutory merger. Permission for the merger was received from both the Alabama Department of Insurance and New York Department of Financial Services. After the merger, the Company remained as the surviving legal entity, and PLICONY ceased to exist effective July 1, 2012.

Until April 1, 2012, PLICONY was a wholly-owned subsidiary of WCL. During the first quarter of 2012, WCL received permission from the Nebraska Department of Insurance to make made an extraordinary distribution of the common stock held in PLICONY to its parent, PLICO, and this distribution was completed on April 1, 2012, at which time WCL transferred its 100% ownership in PLICONY to PLICO.

Please refer to Note 1 for further information regarding the Company's merger with PLICONY on July 1, 2012.

5.  INVESTMENTS

Net Investment Income

Net investment income for the years ended December 31 consists of the following:

	December 31
	2012	2011
	($ in thousands)
Bonds	$96,079	$91,422
Stocks	601	394
Mortgage loans	3,225	2,706
Cash, cash equivalents, and short term investments	1	13
Contract loans	3,040	3,184
Miscellaneous investment income	275	54
Total investment income	103,221	97,773
Investment expenses	(5,953)	(5,758)
Net investment income	$97,268	$92,015

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2012 and 2011

(Statutory Basis)

5.  INVESTMENTS — (Continued)

Due and accrued income is excluded from investment income on the following basis:

Mortgage loans — Income is excluded on loans delinquent more than 90 days. For loans less than 90 days delinquent, interest is accrued unless it is determined that the accrued interest is not collectible.

Bonds — When the Company determines collection of interest to be uncertain or interest is 90 days past due, the accrual of interest receivable is discontinued.

There was no due and accrued investment income excluded at December 31, 2012 and December 31, 2011.

Realized Gains and Losses

Realized investment gains (losses) for the years ended December 31 are summarized as follows:

	December 31
	2012	2011
	($ in thousands)
Bonds	$3,971	$1,613
Other-than-temporary impairments	(1,717)	(1,468)
Less:
Interest maintenance reserve	2,761	799
Federal income taxes	789	767
Net realized investment losses	$(1,296)	$(1,421)

Proceeds from the sales of investments in bonds during 2012 and 2011 were approximately $84.6 million and $80.6 million, respectively. The Company realized gross gains of $4.7 million and $2.1 million on those sales for the years ended December 31, 2012 and 2011, respectively. Gross losses of $0.7 million and $0.5 million were realized on those sales for the years ended December 31, 2012 and 2011, respectively.

Unrealized Gains and Losses

The change in unrealized investment gains (losses) included in surplus for the years ended December 31 is as follows:

	December 31
	2012	2011
	($ in thousands)
Bonds	$553	$(574)
Less:
Federal income taxes	194	(201)
Change in net unrealized capital (losses) gains	$359	$(373)

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2012 and 2011

(Statutory Basis)

5.  INVESTMENTS — (Continued)

Bonds and Preferred Stock

The statement value and estimated market value of the Company's bond and preferred stock investments at December 31 are as follows:

	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Value
2012	($ in thousands)
Bonds:
US Government	$52,074	$5,297	$0	$57,371
Other governments	2,194	14	(12)	2,196
US states, territories and possessions	8,166	888	0	9,054
Political subdivisions	7,799	232	0	8,031
Special revenue and assessment	77,194	12,129	(194)	89,129
Industrial and miscellaneous	1,298,103	201,180	(1,802)	1,497,481
Hybrids	46,423	3,946	(393)	49,976
Total bonds, excluding loan-backed and structured securities	1,491,953	223,686	(2,401)	1,713,238
Loan-backed and structured securities:
Residential mortgage backed securities	118,603	6,548	(550)	124,601
Other loan-backed and structured	164,184	9,419	(205)	173,398
Commercial mortgage backed securities	34,800	968	(49)	35,719
Total loan-backed and structured securities	317,587	16,935	(804)	333,718
Total bonds	1,809,540	240,621	(3,205)	2,046,956
Preferred stock	15,413	823	(978)	15,258
Total bonds and preferred stocks	$1,824,953	$241,444	$(4,183)	$2,062,214
2011
Bonds:
US Government	$84,304	$5,919	$0	$90,223
Other governments	741	35	0	776
US states, territories and possessions	6,950	525	0	7,475
Political subdivision	2,387	71	(5)	2,453
Special revenue and assessment	54,631	8,768	0	63,399
Industrial and miscellaneous	1,221,645	144,442	(10,640)	1,355,447
Hybrids	51,077	1,986	(3,198)	49,865
Total bonds, excluding loan-backed and structured securities	1,421,735	161,746	(13,843)	1,569,638
Loan-backed and structured securities:
Residential mortgage backed securities	152,545	5,521	(3,781)	154,285
Other loan-backed and structured	19,565	183	(155)	19,593
Commercial mortgage backed securities	107,156	3,056	(403)	109,809
Total loan-backed and structured securities	279,266	8,760	(4,339)	283,687
Total bonds	1,701,001	170,506	(18,182)	1,853,325
Preferred stock	6,413	90	0	6,503
Total bonds and preferred stocks	$1,707,414	$170,596	$(18,182)	$1,859,828

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2012 and 2011

(Statutory Basis)

5.  INVESTMENTS — (Continued)

The statement value and estimated market value of bonds at December 31, 2012, by expected maturity is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain of these obligations.

	Statement Value	Estimated Market Value
	($ in thousands)
Bonds, excluding loan-backed and structured securities:
Due in 1 year or less	$43,236	$43,859
Due after 1 year through 5 years	274,848	305,053
Due after 5 years through 10 years	611,127	685,100
Due after 10 years	562,742	679,226
Total bonds, excluding loan-backed and structured securities	1,491,953	1,713,238
Total loan-backed and structured securities	317,587	333,718
Total bonds	$1,809,540	$2,046,956

The Company's investment gross unrealized losses and estimated market value, aggregated by investment category and length of time that individual securities have been in a continuous loss position, at December 31 are as follows:

	Less Than 12 Months		12 Months or More		Total
	Estimated Market Value	Gross Unrealized Loss	Estimated Market Value	Gross Unrealized Loss	Estimated Market Value	Gross Unrealized Loss
2012	($ in thousands)
Bonds:
Other Governments	$1,438	$(12)	$0	$0	$1,438	$(12)
Special revenue and assessment	15,306	(194)	0	0	15,306	(194)
Industrial and miscellaneous	60,864	(1,092)	19,185	(710)	80,049	(1,802)
Hybrids	12,625	(258)	5,863	(135)	18,488	(393)
Total bonds, excluding loan-backed and structured securities	90,233	(1,556)	25,048	(845)	115,281	(2,401)
Loan-backed and structured securities:
Residential mortgage backed securities	3,590	(171)	9,897	(379)	13,487	(550)
Commerical mortgage backed securities	19,959	(205)	0	0	19,959	(205)
Asset-backed securities	3,996	(49)	0	0	3,996	(49)
Total loan-backed and structured securities	27,545	(425)	9,897	(379)	37,442	(804)
Total bonds	117,778	(1,981)	34,945	(1,224)	152,723	(3,205)
Preferred stock	2,022	(978)	0	0	2,022	(978)
Total bonds and preferred stock	$119,800	$(2,959)	$34,945	$(1,224)	$154,745	$(4,183)

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2012 and 2011

(Statutory Basis)

5.  INVESTMENTS — (Continued)

	Less Than 12 Months		12 Months or More		Total
	Estimated Market Value	Gross Unrealized Loss	Estimated Market Value	Gross Unrealized Loss	Estimated Market Value	Gross Unrealized Loss
2011	($ in thousands)
Bonds:
Political subdivision	$1,292	$(5)	$0	$0	$1,292	$(5)
Industrial and miscellaneous	119,522	(6,519)	25,758	(4,121)	145,280	(10,640)
Hybrids	11,288	(565)	6,366	(2,633)	17,654	(3,198)
Total bonds, excluding loan-backed and structured securities	132,102	(7,089)	32,124	(6,754)	164,226	(13,843)
Loan-backed and structured securities:
Residential mortgage backed securities	21,940	(751)	26,326	(3,030)	48,266	(3,781)
Commerical mortgage backed securities	13,375	(400)	2,959	(3)	16,334	(403)
Asset-backed securities	16,492	(155)	257	0	16,749	(155)
Total loan-backed and structured securities	51,807	(1,306)	29,542	(3,033)	81,349	(4,339)
Total bonds	$183,909	$(8,395)	$61,666	$(9,787)	$245,575	$(18,182)

For securities other than loan-backed securities, the Company generally considers a number of factors in determining whether an impairment is other-than-temporary (please see the "Loan-backed and Structured Securities" section for information on loaned-back security OTTI). These include, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline, 4) the intent and ability of the Company to hold the investment until recovery, 5) the time period during which the decline has occurred, 6) an economic analysis of the issuer's industry, and 7) the financial strength, liquidity, and recoverability of the issuer. Management performs a security by security review each quarter in evaluating the need for any other-than-temporary impairments. Although no set formula is used in this process, the investment performance, collateral position and continued viability of the issuer are significant measures considered. The Company believes that it will collect all amounts contractually due and has the intent and the ability to hold these securities until recovery. The Company recognized OTTIs of $1.0 million on non-loan-backed securities during 2012. The Company recognized no OTTIs on non-loan-backed securities during 2011.

The Company had securities with a market value of $34.9 million in an unrealized loss position for greater than 12 months at December 31, 2012, composed of primarily non-agency residential mortgage-backed, banking, and pipeline securities. The aggregate decline in market value of these securities was deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered included credit ratings, the financial health of the investee, the continued access of the investee to capital markets, and other pertinent information.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2012 and 2011

(Statutory Basis)

5.  INVESTMENTS — (Continued)

There are no individual securities exceeding 10% of capital and surplus at December 31, 2012.

As of December 31, 2012 and 2011, bonds and cash having a market value of $7.4 million and $7.2 million were on deposit with various governmental authorities as required by law.

The Company owns investments in foreign securities. Certain European countries have experienced varying degrees of financial stress. Risks from the continued debt crisis in Europe could continue to disrupt the financial markets which could have a detrimental impact on global economic conditions and on sovereign and non-sovereign obligations. There remains considerable uncertainty as to future developments in the European debt crisis and the impact on financial markets.

Loan-backed and Structured Securities

The Company employed the retrospective method during the period, basing its assumptions regarding expected maturity dates on market interest rates and overall economic conditions. The information that was used for these assumptions was provided by a nationally-recognized, real-time database.

For the twelve months ending December 31, 2012, no other-than-temporary impairments ("OTTIs") were recorded due to an intent to sell these securities. Also, no such impairments were recorded due to an inability or lack of intent to retain the securities for a period of time sufficient to recover their amortized cost.

The Company recognized the following OTTIs in the current period or prior periods for loan-backed securities held as of December 31, 2012:

1	2	3	4	5	6	7
CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported
	($ in thousands)
12668AQ24	$1,401	$1,330	$(30)	$1,330	$981	12/31/09
126694Z76	6,245	5,450	(265)	5,450	3,232	12/31/09
762009AK4	4,031	3,460	(242)	3,460	2,782	12/31/09
12668AQ24	1,330	1,278	(21)	1,278	1,022	3/31/10
126694Z76	5,450	5,025	(39)	5,025	3,129	3/31/10
762009BD9	3,067	2,776	(106)	2,776	1,862	3/31/10
74957EAQ0	5,220	4,709	(157)	4,709	4,084	6/30/10
74958DAB4	3,324	2,824	(129)	2,824	2,619	6/30/10
12668AQ24	1,240	1,181	(23)	1,181	1,020	9/30/10
059487AY4	4,724	4,038	(301)	4,038	3,575	9/30/10
762009BD9	2,625	2,313	(124)	2,313	1,613	9/30/10
05950LAD4	4,391	3,573	(257)	3,573	3,267	9/30/10
94984XAH3	1,674	1,456	(89)	1,456	1,423	9/30/10
12668AQ24	1,181	1,131	(10)	1,131	1,018	12/31/10
126694Z76	4,162	3,673	(70)	3,673	3,567	12/31/10

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2012 and 2011

(Statutory Basis)

5.  INVESTMENTS — (Continued)

1	2			3			4	5			6			7
CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI			Present Value of Projected Cash Flows			Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment			Fair Value at time of OTTI			Date of Financial Statement Where Reported
	($ in thousands)
94984WAC6		$5,258			$4,709		$(143)		$4,709			$4,708		12/31/10
74957EAQ0		4,077			3,481		(72)		3,481			3,167		12/31/10
12668AQ24		1,094			1,041		(25)		1,041			903		6/30/11
05950LAD4		2,675			1,975		(123)		1,975			2,235		6/30/11
12544AAE5		4,269			3,864		(147)		3,864			3,686		6/30/11
12544DAC3		2,210			2,028		(59)		2,028			2,032		6/30/11
76110WSK3		95			90		(2)		90			60		6/30/11
94984AAP5		4,760			3,996		(155)		3,996			4,002		6/30/11
94984FAF6		1,670			1,311		(30)		1,311			1,338		6/30/11
94984WAC6		4,314			3,836		(84)		3,836			4,005		6/30/11
12668AQ24		1,041			1,000		(11)		1,000			858		9/30/11
126694Z76		2,943			2,512		(87)		2,512			2,355		9/30/11
74957EAQ0		2,880			2,525		(114)		2,525			2,251		9/30/11
74958DAB4		1,479			1,231		(60)		1,231			1,113		9/30/11
12544AAE5		3,864			3,448		(48)		3,448			3,278		9/30/11
94984AAP5		3,996			3,314		(67)		3,314			3,314		9/30/11
94984FAF6		1,311			1,019		(58)		1,019			1,091		9/30/11
94984WAC6		3,836			3,403		(50)		3,403			3,547		9/30/11
16163FAK1		826			469		(105)		469			542		9/30/11
46628YBD1		3,099			2,591		(162)		2,591			2,654		9/30/11
059487AY4		2,930			2,477		(80)		2,477			2,420		12/31/11
126694EH7		2,228			1,679		(291)		1,679			1,841		3/31/12
059487AY4		2,347			2,067		(223)		2,067			2,060		6/30/12
17025TAB7		2,040			1,692		(224)		1,692			1,687		6/30/12
Total	$	X	XX	$	X	XX	$(4,283)	$	X	XX	$	X	XX	XXX

All impaired securities (fair value is less than cost or amortized cost) for which an OTTI has not been recognized in earnings as a realized loss (including securities with a recognized OTTI for non-interest related declines when a non-recognized interest related impairment remains):

($ in thousands)
a. The aggregate amount of unrealized losses:
1. Less than 12 Months	$365
2. Twelve Months or Longer	$67
b. The aggregate related fair value of securities with unrealized losses:
1. Less than 12 Months	$25,723
2. Twelve Months or Longer	$556

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2012 and 2011

(Statutory Basis)

5.  INVESTMENTS — (Continued)

In determining whether a loan-backed security had experienced an OTTI, the Company considered the delinquency (and foreclosure status, if applicable) of the underlying loans or mortgages, the expected recovery value of the underlying collateral (if any) in relation to the current amount of the investment, and the degree to which such losses, based upon the foregoing factors, will first be absorbed by tranches that are subordinate to the Company's securities.

The Company's exposure to subprime mortgage related risk is limited to investments in residential mortgage-backed securities. The Company classifies a security as subprime when the weighted average FICO score is less than 700 or if the security/underlying loans falls under Bloomberg's criteria for B or C rated loans. The Company does have some exposure to Alt-A bonds which were made to borrowers with less than conventional documentation of their income and/or net assets. These securities are detailed below. The Company has exposure to unrealized losses on these holdings from changes in market values due to spread widening and interest rate fluctuations in a difficult and illiquid market environment. In addition, the Company has exposure to realized losses if it is determined that the security is other-than-temporarily impaired. These risks are mitigated somewhat by the Company's ability and intent to hold these securities to recovery, which may be at maturity. These securities are reviewed monthly to ensure they are performing as expected and to ensure sufficient credit support. The Company has no direct exposure through investments in subprime mortgage loans.

The following information relates to the Company's other investments with subprime exposure:

	Actual Cost	Book/Adjusted Carrying Value (excluding interest)	Fair Value	Other Than Temporary Impairment Losses Recognized
	($ in thousands)
a. Residential mortgage-backed securites	$0	$0	$0	$0
b. Commercial mortgage-backed securities	0	0	0	0
c. Collateralized debt obligations	0	0	0	0
d. Structured securities	0	0	0	0
e. Equity investment in SCAs	0	0	0	0
f. Other assets	8,770	8,778	9,031	910
g. Total	$8,770	$8,778	$9,031	$910

Mortgage Loans

As of December 31, 2012, the Company's mortgage loan portfolio had the following concentrations by type of property:

% of Portfolio
Retail	31.5%
Apartment	28.7
Industrial	17.7
Office buildings	14.4
Other commercial	7.7
Total	100.0%

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2012 and 2011

(Statutory Basis)

5.  INVESTMENTS — (Continued)

As of December 31, 2012, the Company's mortgage loan portfolio had the following concentrations by location:

% of Portfolio
Tennessee	19.7%
North Carolina	14.9
Ohio	13.5
Alabama	13.1
Florida	10.4
Michigan	5.9
Mississippi	5.5
Minnesota	3.8
Delaware	3.1
Colorado	3.0
Illinois	2.8
California	2.3
Texas	2.0
Total	100.0%

The minimum and maximum lending rates for new commercial mortgage loans during 2012 were 4.75% and 5.5%.

The Company did not exclude any interest or reduce interest rates on any outstanding loans during either 2012 or 2011.

The target percentage of any one loan to the value of collateral at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, is generally 75%. As of December 31, 2012, the Company had no mortgage loans that exceeded a 75% loan to value ratio based on the most recent appraisal. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 74.2% as of December 31, 2012.

As of December 31, 2012, the Company did not have any mortgages with interest more than 90 days past due.

As of December 31, 2012, no taxes and/or assessments had been advanced but not repaid or included in the mortgage loan total.

As of December 31, 2012 and 2011, the Company had no foreclosed properties or impaired loans.

6.  INCOME TAXES

The Company is included in the consolidated federal income tax return of PLC and its subsidiaries. The method of allocation of current income taxes between the affiliates is subject to a written agreement under which the Company incurs a liability to PLICO to the extent that a separate return calculation indicates that the Company has a federal income tax liability. If the Company has an income tax benefit, the benefit is recorded currently to the extent that it can be carried back against prior years' separate company income tax expense. Any amount not carried back is carried forward on

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2012 and 2011

(Statutory Basis)

6.  INCOME TAXES — (Continued)

a separate company basis (generally without a time limit). Income taxes recoverable (payable) are recorded in the federal income taxes receivable (payable) account and are settled periodically, per the tax sharing agreement.

The components of the net deferred tax asset at December 31 are as follows:

	$ in thousands
	12/31/2012			12/31/2011			Change
	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)
	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 4+5) Total	Ordinary	Capital	(Col 7+8) Total
(a) Gross Deferred Tax Assets	$16,988	$4	$16,992	$18,466	$0	$18,466	$(1,478)	$4	$(1,474)
(b) Statutory Valuation Allowance Adjustments	0	0	0	0	0	0	0	0	0
(c) Adjusted Gross Deferred Tax Assets (1a-1b)	16,988	4	16,992	18,466	0	18,466	(1,478)	4	(1,474)
(d) Deferred Tax Assets Nonadmitted	8,684	4	8,688	9,645	0	9,645	(961)	4	(957)
(e) Subtotal Net Admitted Deferred Tax Asset) (1c-1d)	8,304	0	8,304	8,821	0	8,821	(517)	0	(517)
(f) Deferred Tax Liabilities	1,983	0	1,983	2,179	0	2,179	(196)	0	(196)
(g)Net Admitted Deferred Tax Asset/ (Net Deferred Tax Liability) (1e-1f)	$6,321	$0	$6,321	$6,642	$0	$6,642	$(321)	$0	$(321)

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2012 and 2011

(Statutory Basis)

6.  INCOME TAXES — (Continued)

	$ in thousands
	12/31/2012			12/31/2011			Change
	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)
	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 4+5) Total	Ordinary	Capital	(Col 7+8) Total
Admission Calculation Components - SSAP No. 101
(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carryback	$5,618	$0	$5,618	$6,358	$	$6,358	$(740)	$0	$(740)
(b) Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount of Deferred Tax Assets from 2(a) above) After Application Of The Threshold Limitation (The Lesser of 2(b)1 and 2(b)2 Below)	703	0	703	284		284	419	0	419
1) Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	703	0	703	284		284	419	0	419
2) Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	30,004	XXX	XXX	24,683	XXX	XXX	5,321
(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	1,983	0	1,983	2,179	0	2,179	(196)	0	(196)
(d) Deferred Tax Assets Admitted as the result of Application of SSAP No. 101. Total 2(a)+2(b)+2(c)	$8,304	$0	$8,304	$8,821	$0	$8,821	$(517)	$0	$(517)

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2012 and 2011

(Statutory Basis)

6.  INCOME TAXES — (Continued)

	$ in thousands
	2012	2011
(a) Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	1221%	1037%
(b) Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation In 2(b)2 Above.	$212,797	$184,841

	12/31/12			12/31/11			Change
	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)
	Ordinary Percent	Capital Percent	(Col 1+2) Total Percent	Ordinary Percent	Capital Percent	(Col 4+5) Total Percent	(Col 1-4) Ordinary Percent	(Col 2-5) Capital Percent	(Col 7+8) Total Percent
Impact of Tax Planning Strategies
(a) Adjusted Gross DTA (% of Total Adjusted Gross DTAs)	0%	0%	0%	0%	0%	0%	0%	0%	0%
(b) Net Admitted Adjusted Gross DTA (% of Total Net Admitted Adjusted Gross DTAs)	0%	0%	0%	0%	0%	0%	0%	0%	0%
(c) Does the Company's tax planning strategies include the use of reinsurance?	Yes		No	X

The Company has no deferred tax liabilities (DTL) that are not recognized.

Current income taxes incurred consist of the following major components:

Current Income Tax:

	$ in thousands
	(1)	(2)	(3)
	2012	2011	(Col 1-2) Change
(a) Federal	$13,354	$11,487	$1,867
(b) Foreign	0	0	0
(c) Subtotal	13,354	11,487	1,867
(d) Federal income tax on capital gains	789	768	21
(e) Utilization of capital loss carryforwards	0	0	0
(f) Other	0	0	0
(g) Federal and Foreign income taxes incurred	$14,143	$12,255	$1,888

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2012 and 2011

(Statutory Basis)

6.  INCOME TAXES — (Continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

Deferred Tax Assets:

	$ in thousands
	(1)	(2)	(3)
	2012	2011	(Col 1-2) Change
(a) Ordinary:
(1) Discounting of unpaid losses	$0	$0	$0
(2) Unearned premium reserve	95	106	(11)
(3) Policyholder reserves	950	1,348	(398)
(4) Investments	0	0	0
(5) Deferred acquisition costs	5,238	4,674	564
(6) Policyholder dividends accrual	28	30	(2)
(7) Fixed assets	0	0	0
(8) Compensation and benefits accrual	0	0	0
(9) Pension accrual	0	0	0
(10) Receivables - nonadmitted	164	152	12
(11) Net operating loss carryforward	0	0	0
(12) Tax credit carryforward	0	0	0
(13) Other (including items <5% of total ordinary tax assets)	0	0	0
(14) Due & Deferred Premium	0	419	(419)
(15) Foreign tax credit carryforward	11	0	11
(16) Intangibles	10,502	11,737	(1,235)
(99) Subtotal	16,988	18,466	(1,478)
(b) Statutory valuation allowance adjustment	0	0	0
(c) Nonadmitted	8,684	9,645	(961)
(d) Admitted ordinary deferred tax assets (2a99-2b-2c)	8,304	8,821	(517)
(e) Capital:
(1) Investments	0	0	0
(2) Net capital loss carryforward	0	0	0
(3) Real estate	0	0	0
(4) Other (including items <5% of total capital tax assets)	0	0	0
(5) Deferred intercompany gain/loss	4	0	4
(99) Subtotal	4	0	4
(f) Statutory valuation allowance adjustment	0	0	0
(g) Nonadmitted	4	0	4
(h) Admitted capital deferred tax assets (2e99-2f-2g)	0	0	0
(i) Admitted deferred tax assets (2d+2h)	$8,304	$8,821	$(517)

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2012 and 2011

(Statutory Basis)

6.  INCOME TAXES — (Continued)

Deferred Tax Liabilities:

	$ in thousands
	(1)	(2)	(3)
	2012	2011	(Col 1-2) Change
(a) Ordinary:
(1) Investments	$1,151	$1,678	$(527)
(2) Fixed assets	0	0	0
(3) Deferred and uncollected premium	625	88	537
(4) Policyholder reserves	207	407	(200)
(5) Other (including items <5% of total ordinary tax assets)	0	6	(6)
(99) Subtotal	1,983	2,179	(196)
(b) Capital:	0	0	0
(1) Investments	0	0	0
(2) Real estate	0	0	0
(3) Other (including items <5% of total capital tax assets)	0	0	0
(99) Subtotal	0	0	0
(c) Deferred tax liabilities (3a99+3b99)	$1,983	$2,179	$(196)
Net Deferred Tax Assets/Liabilities (2i-3c)	$6,321	$6,642	$(321)

The change in net deferred income taxes as of December 31 is comprised of the following (this analysis is exclusive of nonadmitted assets as the Change in nonadmitted assets is reported separately from the Change in net deferred income taxes in the surplus section of the Statements of Admitted Assets, Liabilities, and Capital and Surplus):

	$ in thousands
	(1)	(2)	(3)
	2012	2011	(Col 1-2) Change
Adjusted gross deferred tax assets	$16,992	$18,466	$(1,474)
Total Deferred Tax Liabilities	1,983	2,179	(196)
Net deferred tax assets (liabilities)	$15,009	$16,287	(1,278)
Tax effect of unrealized gains/(losses)			(194)
Change in net deferred income tax [(charge)/benefit]			$(1,084)

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2012 and 2011

(Statutory Basis)

6.  INCOME TAXES — (Continued)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory Federal income tax rate to income before income taxes. The significant items causing this difference at December 31 are as follows. Among the more significant book to tax adjustments were the following:

	$ in thousands
	2012
	Amount in Thousands	Tax Effect	Effective Tax Rate (%)
Provision computed at statutory rate	$42,581	$14,903	35.0%
Tax on STAT Capital Gains	2,254	789	1.9
Amortization of IMR	(642)	(225)	(0.5)
Change in non-admits	(14)	(5)	(0.0)
Nondeductible expense	60	21	0.1
Tax-exempt income deduction	(116)	(41)	(0.1)
Prior year deferred tax true-up	10	3	0.0
Prior year current tax true-up	(99)	(34)	(0.1)
Foreign tax credit	(21)	(7)	(0.0)
Amortization of reinsurance gains	(507)	(177)	(0.4)
Total	$43,506	$15,227	35.8%
Federal and foreign income taxes incurred		$13,354	31.4%
Tax on capital gains/(losses)		789	1.9
Change in net deferred income taxes charge/(benefit)		1,084	2.6
Total statutory income taxes		$15,227	35.8%

As of December 31, 2012, and December 31, 2011, the Company had no net operating loss, no capital loss, and no Alternative Minimum Tax (AMT) carryforwards available to offset future net income subject to federal income taxes.

The Company incurred the following amount of income taxes in the current year and preceding years that are available for recoupment in the event of future net losses (in thousands).

	Ordinary	Capital	Total
2010	$9,890	$1,029	$10,919
2011	11,606	886	12,492
2012	11,788	2,389	14,177
Total	$33,284	$4,304	$37,588

The Company has no deposits admitted under Section 6603 of the Internal Revenue Code.

The Company has recorded a federal income tax payable of $3.1 million at December 31, 2012. The Company recorded a federal income tax receivable of $3.5 million at December 31, 2011.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2012 and 2011

(Statutory Basis)

6.  INCOME TAXES — (Continued)

The Company had no state transferable tax credits at December 31, 2012 or 2011.

The Company's federal income tax return for 2012 is consolidated with the following entities:

Acceleration National Service Corporation
Chesterfield International Reinsurance Limited
Dealer Services Reinsurance, Ltd.
First Protection Company
First Protection Corporation
First Protection Corporation of Florida
First Protective Insurance Group, Inc.
Golden Gate Captive Insurance Company
Golden Gate II Captive Insurance Company
Golden Gate III Vermont Captive Insurance Company
Golden Gate IV Vermont Captive Insurance Company
Golden Gate V Vermont Captive Insurance Company
Investment Distributors, Inc.
Lyndon Financial Corporation
Lyndon Insurance Group, Inc.
Lyndon Property Insurance Company
National Warranty of Florida, Inc.
ProEquities, Inc.
Protective Administrative Services, Inc.
Protective Finance Corporation
Protective Finance Corporation II
Protective Finance Corporation IV
Protective Investment Advisors, Inc.
Protective Life Corporation
Protective Life Insurance Company
Protective Life Insurance Company of New York
Protective Real Estate Holdings, Inc.
Real Estate Asset Purchase Corporation
Shades Creek Captive Insurance Company
The Advantage Warranty Corporation
Warranty Business Services Corporation
West Coast Life Insurance Company
Western Diversified Services, Inc.
Western General Dealer Services, Inc.
Western General Warranty Corporation
Western General Warranty, Inc.

The Company does not have any federal income tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

7.  INFORMATION CONCERNING PARENT, SUBSIDIARIES, AND AFFILIATES

The Company received no capital contributions during 2012 or 2011.

On July 1, 2012, the Company merged with its affiliate, PLICONY, as part of a statutory merger. PLICONY was a stock, legal reserve, life and accident & health insurer domiciled in the State of York. Permission for the merger was received from both the Alabama Department of Insurance and New York Department of Financial Services. After the merger, the Company remained as the surviving legal entity, and PLICONY ceased to exist effective July 1, 2012. Please refer to Notes 1 and 4 for further information regarding the Company's July 1, 2012 merger with PLICONY.

In the second quarter of 2011, the Company paid a cash distribution to PLICO in the amount of $4.4 million, which was accounted for as a return of capital distribution. During the third quarter of 2011, PLICONY paid an ordinary distribution of $8.8 million to its then-parent, WCL, for which PLICONY received approval from the New York Commissioner. The Company paid no distributions during 2012.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2012 and 2011

(Statutory Basis)

7.  INFORMATION CONCERNING PARENT, SUBSIDIARIES, AND AFFILIATES — (Continued)

The Company routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly. As of December 31, 2012 and 2011, the Company had intercompany payables of $3.6 million and $4.3 million, respectively.

PLC has contracts with its affiliates under which it supplies investment, legal and data processing services on a fee basis and other managerial and administrative services on a shared cost basis. In addition, the affiliates have a joint contract relating to allocation of costs for services performed by employees of one affiliate for another. The Company paid $17.4 million and $14.6 million during the years ended December 31, 2012 and 2011, respectively, for these services.

PLICO entered into a guaranty agreement on October 27, 1993, with the Company. PLICO has guaranteed the payment of all insurance policy claims made by the holders or beneficiaries of any policies, which were issued after the date of the guaranty agreement in accordance with the terms of said policies. Total liabilities for policies covered by this agreement were $1.1 billion and $0.8 billion at December 31, 2012 and 2011, respectively.

PLICO entered into a guaranty agreement with the Company on December 31, 1995, whereby PLICO guaranteed that the Company will perform all of the obligations of PLICO pursuant to the terms and conditions of an indemnity coinsurance agreement between PLICO and an unaffiliated life insurance company. Total liabilities related to this coinsurance agreement were $6.8 million and $7.0 million at December 31, 2012 and 2011, respectively.

The Company entered into an agreement with PLICO in 2012 in which a loan can be given to or received from PLICO subject to certain limitations as described in the agreement. The Company had no loaned or borrowed amounts as of December 31, 2012.

8.  CAPITAL AND SURPLUS, SHAREHOLDERS' DIVIDEND RESTRICTIONS

Dividends and distributions on preferred and common stock are non-cumulative and are paid as determined by the Board of Directors. Normally, dividends and distributions may be paid without approval of the Insurance Commissioner of the State of Alabama in an amount up to the greater of 10% of policyholders' surplus as of the preceding December 31, or the Company's net gain from operations for the preceding year reduced by dividends or distributions paid within the preceding twelve months. The Company paid no distributions on common stock during 2012 and $4.4 million of cash distributions on common stock to PLICO during 2011. Also during the third quarter of 2011, PLICONY paid an ordinary distribution of $8.8 million to its then-parent, WCL, for which PLICONY received approval from the New York Commissioner. As mentioned in Note 3 and Note 10, PLICONY merged into the Company on July 1, 2012, with the Company remaining as the surviving legal entity. The Company did not pay dividends on the preferred stock in 2012 or 2011. During 2013, the Company can pay $29.2 million in distributions without the approval of the Insurance Commissioner of the State of Alabama. The participating preferred stock can be redeemed at the option of the Company at $1,000 per share.

The portion of unassigned funds (surplus) reduced for cumulative unrealized losses was $(43) thousand at December 31, 2012.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2012 and 2011

(Statutory Basis)

8.  CAPITAL AND SURPLUS, SHAREHOLDERS' DIVIDEND RESTRICTIONS — (Continued)

The portion of unassigned funds (surplus) reduced for nonadmitted assets was $9.2 million at December 31, 2012.

The NAIC's risk-based capital requirements require insurance companies to calculate and report information under a risk-based capital formula. These requirements are intended to allow insurance regulators to identify inadequately capitalized insurance companies based upon the types and mixtures of risk inherent in the insurer's operations. The formula includes components for asset risk, liability risk, interest rate exposure, and other factors. The Company is adequately capitalized under the formula at December 31, 2012 and 2011.

9.  CONTINGENCIES

In most states, under insurance guaranty fund laws, insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength. At both December 31, 2012 and 2011, the Company accrued liabilities of $4 thousand for future assessments. The Company accrued related assets for future premium tax credits of $3 thousand and $4 thousand for December 31, 2012 and 2011, respectively. In addition as of December 31, 2012 and 2011, assets of $3 thousand and $1 thousand, respectively, relate to assessments already paid that will be taken as credits on future premium tax returns.

A reconciliation of guarantee assets during 2012 is as follows:

($ in thousands)
a. Assets recognized from paid and accrued premium tax offsets and policy surcharges prior year-end	$6
b. Decreases current year:
Decrease in offsets related to estimated future assessments	1
Premium tax offset applied	1
c. Increases current year:
Assessments paid	2
d. Assets recognized from paid and accrued premium tax offsets and policy surcharges current year-end	$6

The Company has not entered into any contingent commitments or guarantees.

The Company has not recognized any gain contingencies.

The Company paid no claims in the reporting period to settle claims-related extra contractual obligations or bad faith claims stemming from lawsuits.

A number of judgments have been returned against insurers, broker dealers and other providers of financial services involving, among other things, sales, underwriting practices, product design, product disclosure, administration, denial or delay of benefits, charging excessive or impermissible fees, recommending unsuitable products to customers, breaching fiduciary or other duties to customers, refund or claims practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or persons with whom the insurer does business, payment of sales and other

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2012 and 2011

(Statutory Basis)

9.  CONTINGENCIES — (Continued)

contingent commissions, and other matters. Often these legal proceedings have resulted in the award of substantial judgments that are disproportionate to actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges, and arbitrators have substantial discretion in awarding punitive non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given legal proceeding. Arbitration awards are subject to very limited appellate review. In addition, in some legal proceedings, companies have made material settlement payments. In some instances, substantial judgments may be the result of a party's perceived ability to satisfy such judgments as opposed to the facts and circumstances regarding the claims made.

The Company, like other insurance companies, in the ordinary course of business, is involved in legal proceedings. The Company cannot predict the outcome of any legal proceeding nor can it provide an estimate of the possible loss, or range of loss, that may result from such legal proceeding. However, with respect to such legal proceedings, the Company does not expect that its ultimate liability, if any, will be material to its financial condition.

10.  REINSURANCE

The Company assumes risks from and reinsures certain parts of its risks with other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. The Company is liable with respect to reinsurance ceded in that the liability for such reinsurance would become that of the Company upon the failure of any reinsurer to meet its obligations under a particular reinsurance agreement. In compliance with regulatory requirements of the assuming reinsurer's state of domicile, the assuming reinsurer has deposited securities with its state insurance department for the benefit of the policyholders to cover such liabilities; however, the Company remains primarily liable as the direct insurer on all risk reinsured. As of December 31, 2012, the Company's maximum retention limit on certain traditional and universal life products was $2.0 million on a single risk. The Company reviews the financial condition of its reinsurers and monitors the amount of reinsurance it has with its reinsurers at the inception of new contracts and on a periodic basis.

The Company has ceded the following to affiliated insurers at and for the years ended December 31:

	2012	2011
	($ in thousands)
Life:
Insurance in force	$559	$834
Policy and claim reserves ceded	14	20
Policy claim liabilities ceded	0	0
Premiums ceded	0	0
Accident and health:
Policy and claim reserves ceded	47	67
Policy claim liabilities ceded	2	6
Premiums ceded	7	10

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2012 and 2011

(Statutory Basis)

10.  REINSURANCE — (Continued)

The Company has ceded the following to non-affiliated insurers at and for the years ended December 31:

	2012	2011
	($ in thousands)
Life:
Insurance in force	$11,124,056	$11,847,263
Policy and claim reserves ceded	206,012	198,010
Policy claim liabilities ceded	8,037	5,786
Premiums ceded	44,653	47,305
Accident and health:
Policy and claim reserves ceded	352	442
Policy claim liabilities ceded	15	18
Premiums ceded	0	0

Immediately following PLICONY's acquisition by WCL in 2006, PLICONY entered into a modified coinsurance agreement with Wilton Re whereby Wilton Re assumed 49% of the business of PLICONY. The aggregate ceding commissions recorded by PLICONY from this transaction were $38.8 million, which was approximately $25.3 million on an after tax basis. As required by statutory accounting guidelines (SSAP No. 61 — "Life, Deposit Type and Accident and Health Reinsurance" and Appendix A-791), this initial gain on reinsurance (the initial ceding fees), net of tax, was recorded as a surplus item and will be recognized as income in future periods as earnings emerge from the underlying business. Amortization of the initial gain amounted to $0.5 million for both years ended December 31, 2011 and December 31, 2010. As mentioned previously, the Company merged with PLICONY on July 1, 2012, and the Company remained as the surviving legal entity. Please refer to Notes 1 and 4 for further information regarding the Company's July 1, 2012 merger with PLICONY.

The Company has assumed from non-affiliated insurers at and for the years ended December 31 as follows:

	2012	2011
	($ in thousands)
Life:
Insurance in force	$2,945,833	$3,151,202
Policy and claim reserves assumed	383,449	393,349
Policy claim liabilities assumed	4,341	3,752
Premiums assumed	25,418	26,866
Accident and health:
Policy and claim reserves assumed	732	724
Policy claim liabilities assumed	3	8
Premiums assumed	13	19

None of the reinsurers included as "non-affiliated" in the above tables are owned in excess of 10% or controlled, either directly or indirectly, by the Company or any representative, officer, trustee, or director of the Company. No policies issued by the Company have been reinsured with a company charted in a country other than the United States (excluding U.S. Branches of such companies) which is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor of an insured or any other person not primarily engaged in the insurance business.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2012 and 2011

(Statutory Basis)

10.  REINSURANCE — (Continued)

The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company does not have any reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

The Company had no aggregate reductions to surplus for terminations of reinsurance agreements during 2012. No new agreements were executed or existing agreements amended during 2012, to include policies or contracts which were in-force or which had existing reserves established by the Company as of the effective date of the agreement.

The Company had no material amounts of non-admitted reinsurance receivables at December 31, 2012 due to uncertainty of collection. The company has not written any receivables off as uncollectible. The Company has not commuted any ceded reinsurance amounts during the year.

Approximately 83.3% of the reinsurance receivable balance at December 31, 2012 relates to one insurance company rated "A+" (Superior) by the A. M. Best Company, an independent rating organization.

As of December 31, 2012 and 2011, respectively, the Company had $49 thousand and $73 thousand of accident and health recoverables and reinsurance credits with PLICO which represented less than 1% of capital and surplus.

11.  CHANGE IN INCURRED LOSSES AND LOSS ADJUSTMENT EXPENSES

Activities in the liability for accident and health policy and contract claims are summarized as follows:

	2012	2011
	($ in thousands)
Balance at January 1	$2,790	$2,735
Less reinsurance recoverables	17	17
Net balance at January 1	2,773	2,718
Incurred:
Related to current year	998	381
Related to prior year	(127)	325
Total incurred	871	706
Paid:
Related to current year	229	104
Related to prior year	439	547
Total paid	668	651
Net balance at December 31	2,976	2,773
Plus reinsurance recoverables	15	17
Balance at December 31	$2,991	$2,790

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2012 and 2011

(Statutory Basis)

11.  CHANGE IN INCURRED LOSSES AND LOSS ADJUSTMENT EXPENSES — (Continued)

Reserves and liabilities as of January 1, 2012 were $2.8 million. As of December 31, 2012, $0.5 million has been paid for incurred claims attributable to insured events of prior years. Reserves remaining for prior years are now $2.2 million, as a result of re-estimation of unpaid claims and claim adjustment expenses on disability income and credit lines of insurance. Therefore, there has been a $0.1 million favorable development from January 1, 2012 to December 31, 2012. Original estimates are increased or decreased as additional information becomes known regarding individual claims. No additional premiums or return premiums have been accrued as a result of the prior year effects.

12.  PARTICIPATING POLICIES

Direct and assumed premiums under individual life participating policies were $85 thousand and 0.2% and $106 thousand and 0.2%, for the years ending December 31, 2012 and 2011, respectively, of total direct and assumed individual life premium earned. The Company accrues dividends when declared by the Board of Directors. The Company paid dividends in the amount of $80 thousand and $84 thousand for the years ending December 31, 2012 and 2011, respectively. The Company has not allocated any additional income to participating policyholders.

13.  ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of annuity actuarial reserves and deposit liabilities are as follows:

	2012
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
A. Subject to discretionary withdrawal:
(1) with fair value adjustments	$4,567	$12,710	$0	$17,277	1.2%
(2) at book value less current surrender charge of 5% or more	153,931	0	0	153,931	10.8
(3) at market	0	0	127,736	127,736	8.9
(4) Total with adjustment or at fair value (minimal or no charge or adj.)	158,498	12,710	127,736	298,944	20.9
(5) At book value without adjustment (minimal or no charge or adj.)	1,121,908	876	0	1,122,784	78.3
B. Not subject to discretionary withdrawal provision	11,671	0	0	11,671	0.8
C. Total (gross: direct + assumed)	1,292,077	13,586	127,736	1,433,399	100.0%
D. Reinsurance ceded	218	0	0	218
E. Total (net)* (C) - (D)	$1,291,859	$13,586	$127,736	$1,433,181

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2012 and 2011

(Statutory Basis)

13.  ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS — (Continued)

	2011
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total
	($ in thousands)
A. Subject to discretionary withdrawal:
(1) with fair value adjustments	$9,299	$15,622	$0	$24,921	2.0%
(2) at book value less current surrender charge of 5% or more	116,889	0	0	116,889	9.3
(3) at market	0	0	51,992	51,992	4.1
(4) Total with adjustment or at fair value (minimal or no charge or adj.)	126,188	15,622	51,992	193,802	15.4
(5) At book value without adjustment (minimal or no charge or adj.)	1,059,621	119	0	1,059,740	84.0
B. Not subject to discretionary withdrawal provision	7,151	0	0	7,151	0.6
C. Total (gross: direct + assumed)	1,192,960	15,741	51,992	1,260,693	100.0%
D. Reinsurance ceded	212	0	0	212
E. Total (net)* (C) - (D)	$1,192,748	$15,741	$51,992	$1,260,481

14.  PREMIUMS AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Life insurance premiums deferred and uncollected represent annual or fractional premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current policy year has been collected.

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2012, were as follows:

Type	Gross	Net of Loading
	($ in thousands)
(1) Industrial	$0	$0
(2) Ordinary new business	(4)	(4)
(3) Ordinary renewal	81	(54)
(4) Credit Life	0	0
(5) Group Life	(699)	(699)
(6) Group Annuity	0	0
(7) Totals	$(622)	$(757)

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2012 and 2011

(Statutory Basis)

15.  SEPARATE ACCOUNTS

The Company utilizes Separate Accounts to record and account for assets and liabilities for particular lines of business. For the current reporting year, the Company reported assets and liabilities from the following product lines into a Separate Account:

•  Market Value Adjusted Annuities

•  Variable Annuities

The Separate Account for market value adjusted annuities provides the opportunity for the policyholder to invest in one or any combination of interest rate guarantee periods. The assets for this account are carried at market value and are held in a non-unitized Separate Account. Amounts withdrawn from the contract in excess of the free withdrawal amount are subject to market value adjustment, which can be positive or negative. The market value adjusted annuity business has been included as "Non-indexed Guarantee less than 4%" and "Non-indexed Guarantee more than 4%" in the table disclosing information regarding the Company's Separate Accounts as shown later in Note 14.

The Separate Accounts for the variable annuities invest in shares of various mutual funds with external investment advisors. The net investment experience of the Separate Account is credited directly to the policyholder and can be positive or negative. Variable annuities have been included as "Nonguaranteed Separate Accounts" in the table disclosing information regarding the Company's Separate Accounts as shown later in Note 14.

Some of the variable annuity contracts contain GMDB and GMWB features, which are described in Note 1.

These products are included within the Separate Accounts pursuant to Alabama Code § 27-38-1.

In accordance with the products recorded within the Separate Account, all of the Company's assets are considered legally insulated from the General Account. As of December 31, 2012 and 2011, the Company Separate Account statement included legally insulated assets of $147.6 million and $73.1 million, respectively. The assets legally insulated from the General Account as of December 31, 2012 are attributed to the following products:

($ in thousands)
(1)	(2)	(4)
Product	Legally Insulated Assets	Separate Account Assets (Not Legally Insulated)
Market Value Adjusted Annuities	$14,186	$0
Variable Annuities	133,403	0
Total	$147,589	$0

In accordance with the products recorded within the Separate Account, some Separate Account liabilities are guaranteed by the General Account. As of December 31, 2012, the General Account of the Company had a maximum guarantee for Separate Account liabilities of $142.1 million. To compensate the General Account for the risk taken, the Separate Account paid risk charges of $2.1 million, $0.8 million, and $0.2 million during 2012, 2011 and 2010, respectively.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2012 and 2011

(Statutory Basis)

15.  SEPARATE ACCOUNTS — (Continued)

For the year ended December 31, 2012, no amounts were paid by the General Account toward Separate Account guarantees. The total Separate Account guarantees paid by the general account for the preceding four years are as follows:

($ in thousands)
2011	$0
2010	$0
2009	$27
2008	$0

The Company did not have securities lending transactions within either the General or Separate Accounts during 2012 or 2011.

Information regarding the Company's Separate Accounts is as follows:

	2012
	Index	Nonindexed Guarantee Less Than 4%	Nonindexed Guarantee More Than 4%	Nonguaranteed Separate Account	Total
	($ in thousands)
(1) Premiums, consideration or deposits for the year ended 12/31/2012	$0	$0	$0	$64,532	$64,532
Reserves at 12/31/2012
(2) For accounts with assets at:
a. Fair value	$0	$7,986	$5,600	$127,736	$141,322
b. Amortized cost	0	0	0	0	0
c. Total reserves	$0	$7,986	$5,600	$127,736	$141,322
(3) By withdrawal characteristics:
a. Subject to discretionary withdrawal	$0	$0	$0	$0	$0
b. With FV adjustment	0	7,986	5,600	0	13,586
c. At book value without FV adjustment and with current surrender charge of 5 % or more	0	0	0	0	0
d. At fair value	0	0	0	127,736	127,736
e. At book value without FV adjustment and with current surrender charge less than 5%	0	0	0	0	0
f. Subtotal	0	7,986	5,600	127,736	141,322
g. Not subject to discretionary withdrawal	0	0	0	0	0
h. Total	$0	$7,986	$5,600	$127,736	$141,322
(4) Reserves for Asset Default Risk in Lieu of AVR	$0	$0	$0	$0	$0

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2012 and 2011

(Statutory Basis)

15.  SEPARATE ACCOUNTS — (Continued)

	2011
	Index	Nonindexed Guarantee Less Than 4%	Nonindexed Guarantee More Than 4%	Nonguaranteed Separate Account	Total
	($ in thousands)
(1) Premiums, consideration or deposits for the year ended 12/31/2011	$0	$0	$0	$29,454	$29,454
Reserves at 12/31/2011
(2) For accounts with assets at:
a. Fair value	$0	$3,935	$11,806	$51,992	$67,733
b. Amortized cost		0	0	0	0
c. Total reserves	$0	$3,935	$11,806	$51,992	$67,733
(3) By withdrawal characteristics:
a. Subject to discretionary withdrawal	$0	$0	$0	$0	$0
b. With FV adjustment	0	3,935	11,806	0	15,741
c. At book value without FV adjustment and with current surrender charge of 5 % or more	0	0	0	0	0
d. At fair value	0	0	0	51,992	51,992
e. At book value without FV adjustment and with current surrender charge less than 5%	0	0	0	0	0
f. Subtotal	0	3,935	11,806	51,992	67,733
g. Not subject to discretionary withdrawal	0	0	0	0	0
h. Total	$0	$3,935	$11,806	$51,992	$67,733
(4) Reserves for Asset Default Risk in Lieu of AVR	$0	$0	$0	$0	$0

Reconciliation of net transfers to (from) Separate Accounts is as follows:

	2012	2011
	($ in thousands)
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$64,532	$29,453
Transfers from Separate Accounts	(1,259)	1,095
Net transfers to or (from) Separate Accounts	$65,791	$28,358
Transfers as reported in the Statements of Operations	$65,791	$28,358

16.  FAIR VALUE MEASUREMENTS

The Company determines the fair value of its financial instruments in accordance with Statement of Statutory Accounting Principles No. 100, "Fair Value Measurements" ("SSAP No. 100"). SSAP No. 100 defines fair value, establishes a framework for measuring fair value, and expands disclosures about

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2012 and 2011

(Statutory Basis)

16.  FAIR VALUE MEASUREMENTS — (Continued)

assets and liabilities measured at fair value. The definition of fair value in SSAP No. 100 focuses on an "exit price", the price that would be received to sell the asset or paid to transfer the liability. Included in various line items in the statutory financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market.

The Company's financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. The hierarchy can be defined as follows:

  Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

  Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

(a) Quoted prices for similar assets or liabilities in active markets,

(b) Quoted prices for identical or similar assets or liabilities in non-active markets,

(c) Inputs other than quoted market prices that are observable, and

(d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

  Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

The following table provides information as of December 31, 2012 about the Company's financial assets and liabilities measured at fair value:

Description	Level 1	Level 2	Level 3	Total
	$ in thousands
Assets at fair value
Bonds
Industrial and Misc.	$0	$6,251	$0	$6,251
Total Bonds	0	6,251	0	6,251
Separate Account Assets	133,566	14,023	0	147,589
Total assets at fair value	$133,566	$20,274	$0	$153,840

The Company did not hold any Level 3 financial instruments measured at fair value as of December 31, 2012.

There were no transfers between levels for the twelve months ended December 31, 2012.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2012 and 2011

(Statutory Basis)

16.  FAIR VALUE MEASUREMENTS — (Continued)

Fair Value Methodology

Description of Pricing Inputs

The Company predominantly uses a third party pricing service and broker quotes to determine fair values. The third party pricing service and brokers use certain inputs to determine the value of asset backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities. For these securities, the valuation would consist of inputs such as, but not limited to: 1) monthly principal and interest payments on the underlying assets, 2) average life of the security, 3) prepayment speeds, 4) credit spreads, 5) treasury and swap yield curves, 6) discount margin, and 7) credit ratings of the securities.

To price corporate bonds, U.S. government-related securities, and other government-related securities, the brokers and third party pricing service utilize a valuation model that consists of a hybrid income and market approach to valuation, while the Company uses a discounted cash flow model with both observable and unobservable inputs to determine a price when the securities are illiquid bonds. The external and internal pricing models include inputs such as, but not limited to: 1) principal and interest payments, 2) coupon, 3) maturity, 4) treasury yield curve, 5) credit spreads from new issue and secondary trading markets, 6) dealer quotes with adjustments for issues with early redemption features, 7) illiquidity premiums, 8) discount margins from dealers in the new issue market, 9) underlying collateral, and 10) comparative bond analysis.

The third party pricing service prices equity securities using market observable prices for the same or similar securities traded in an active market.

The Company's Separate Account assets consist of financial instruments similar to those held in the general account. The Company utilizes the same valuation methodology as described above in determining the fair value of Separate Account assets as the Company does for general account assets. All assets in the Separate Account are held at fair value. The Separate Account liability matches the Separate Account asset value and its fair value is determined from valuation methods that are consistent with the Separate Account assets.

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines certain fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company's credit standing, liquidity, and where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for all Level 1 and 2 financial instruments owned by the Company

The fair value of corporate bonds, government securities, equity securities, and mortgage backed securities is determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations, or pricing matrices. Security

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2012 and 2011

(Statutory Basis)

16.  FAIR VALUE MEASUREMENTS — (Continued)

pricing is applied using a "waterfall'' approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for non-binding prices. Typical inputs used by these two pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations, which are considered to have no significant unobservable inputs. When using non-binding independent broker quotations, the Company obtains one quote per security, typically from the broker from which we purchased the security.

The Company has analyzed the third party pricing services' valuation methodologies and related inputs and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Based on this evaluation and investment class analysis, each price was classified into Level 1, 2, or 3. Most prices provided by third party pricing services are classified into Level 2 because the significant inputs used in pricing the securities are market observable and the observable inputs are corroborated by the Company.

For securities that are priced via non-binding independent broker quotations, the Company assesses whether prices received from independent brokers represent a reasonable estimate of fair value through an analysis using internal and external cash flow models developed based on spreads and, when available, market indices. The Company uses a market-based cash flow analysis to validate the reasonableness of prices received from independent brokers. These analytics, which are updated daily, incorporate various metrics (yield curves, credit spreads, prepayment rates, etc.) to determine the valuation of such holdings. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the analytics, the price received from the independent broker is adjusted accordingly. The Company did not adjust any quotes or prices received from brokers during the twelve months ended December 31, 2012.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2012 and 2011

(Statutory Basis)

16.  FAIR VALUE MEASUREMENTS — (Continued)

The following table presents the Company's fair value hierarchy for its financial instruments as of December 31, 2012:

Type of Financial Instrument	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
	$ in thousands
ASSETS
Bonds	$2,046,956	$1,809,540	$47,356	$1,999,600	$0	$0
Preferred stock	15,258	15,413	13,236	2,022	0	0
Mortgage loans	76,919	65,429	0	0	76,919	0
Cash	14,197	14,197	14,197	0	0	0
Short term investments	8,747	8,747	8,747	0	0	0
Contract loans	42,485	42,485	0	0	42,485	0
Separate Accounts	147,589	147,589	133,566	14,023	0	0
LIABILITIES
Deposit-type contracts	5,498	5,553	0	0	5,498	0

Bond and preferred stock fair values are determined using methodologies prescribed by the NAIC. The market value of bonds and preferred stocks is determined by management after considering one of two primary sources of information: third party pricing services and non-binding independent broker quotations.

The book value of the Company's cash and cash equivalents approximates fair value.

The Company estimates the fair value of mortgage loans using an internally developed model. This model includes inputs derived by the Company based on assumed discount rates relative to the Company's current mortgage loan lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The model also contains the Company's determined representative risk adjustment assumptions related to nonperformance and liquidity risks.

Contract loans are funds provided to policy holders in return for a claim on the account value of the policy. The funds provided are limited to a certain percent of the account balance. The nature of contract loans is to have low default risk as the loans are fully collateralized by the value of the policy. The majority of contract loans do not have a stated maturity and the balances and accrued interest are repaid with proceeds from the policy account balance. Due to the collateralized nature of contract loans and unpredictable timing of repayments, the Company's fair value of contract loans approximates carrying value.

The variable annuity Separate Account assets represent funds for which the Company does not bear the investment risk. These assets are carried at fair value and are equal to the Separate Account liabilities, which represent the policyholder's equity in those assets. These amounts are reported separately as assets and liabilities related to Separate Accounts in the accompanying financial statements. Separate Account assets are invested in bonds and open-ended mutual funds. The fair value of bonds held in Separate Accounts are determined using methodologies prescribed by the

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2012 and 2011

(Statutory Basis)

16.  FAIR VALUE MEASUREMENTS — (Continued)

NAIC. The market value of bonds is determined by management after considering one of two primary sources of information: third party pricing services and non-binding independent broker quotations. These valuations are generally categorized as a level 2 valuation as defined by SSAP No. 100. The fair value of open-ended mutual funds held in Separate Accounts was obtained from unadjusted quoted market prices. These valuations are categorized as a level 1 valuation as defined by SSAP No. 100.

Deposit-type contracts include annuities certain, supplemental contracts, and dividend accumulations. The Company estimates the fair values of annuities certain and supplemental contracts using models based on discounted estimated cash flows. The discount rates used in the models were based on a current market rate for similar financial instruments. The Company estimates that the fair value of dividend accumulations approximates carrying value.

The Company held no financial instruments as of December 31, 2012 for which it was not practicable to estimate fair value.

17.  EMPLOYEE BENEFIT PLANS

Employee Retirement Plan

PLC sponsors a defined benefit pension plan covering substantially all of its employees. The plan is not separable by affiliates participating in the plan. The benefits are based on years of service and the employee's compensation. Plan Participants are divided into three groups and each participant group has a specific retirement program. The three participant groups are Post-2007 Participants, Non-Grandfathered Participants, and Grandfathered Participants. Post-2007 Participants receive benefits under a cash balance plan. Non-Grandfathered Participants and Grandfathered Participants receive benefits based on their age and vesting service as of a specific date. PLC's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements of ERISA plus such additional amounts as PLC may determine to be appropriate from time to time. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future. PLC may also make additional contributions in future periods to maintain an adjusted funding target attainment percentage ("AFTAP") of at least 80% and to maintain an 80% funded status for Pension Benefit Guaranty Corporation ("PBGC") reporting purposes. PLC allocates the costs of the plan to each subsidiary based on a percentage of payroll. PLC incurred total defined benefit pension plan costs of $14.6 million during 2012. The Company has no legal obligation for benefits under the plan.

PLC also sponsors an unfunded excess benefit plan, which is a nonqualified plan that provides defined pension benefits in excess of limits imposed on qualified plans by federal tax law. The plan is not separable by affiliates participating in the plan. PLC allocates the cost of the plan to each subsidiary based on a percentage of payroll. The Company has no legal obligation for benefits under the plan.

In addition to pension benefits, PLC provides limited healthcare benefits to eligible retired employees until age 65. This postretirement benefit is provided by an unfunded plan. PLC's obligation is not materially affected by a 1% change in the healthcare cost trend assumptions used in the calculation of the obligation.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2012 and 2011

(Statutory Basis)

17.  EMPLOYEE BENEFIT PLANS — (Continued)

Life Insurance benefits for retirees are provided through the purchase of life insurance policies upon retirement from $10,000 up to a maximum of $75,000. This plan is partially funded at a maximum of $50,000 face amount of insurance.

Deferred Compensation Plan

The Company participates in PLC's long-range performance share plan for selected employees. Payments of any benefits under this plan require PLC to achieve certain goals during the three-year period following award under the plan. The plan provides for payment in shares of PLC common stock, except for an amount equal to the employee's tax withholdings on the total payment, which is paid in cash.

The Company also participates in PLC's 401(k) Plan, which covers substantially all employees. Employee contributions are made on a before-tax basis as provided by Section 401(k) of the Internal Revenue Code or as after-tax "Roth" contributions. PLC matches employee contributions dollar for dollar up to a maximum of 4% of an employee's pay per year per person. Prior to 2009, employee contributions to the 401(k) plan were matched through use of an ESOP established by PLC. Beginning in 2009, PLC adopted a cash match for employee contributions to the 401(k) plan. Effective January 1, 2005, PLC adopted a supplemental matching contribution program, which is a nonqualified plan that provides supplemental matching contributions in excess of the limits imposed on qualified defined contribution plans by federal tax law. The Company has no legal obligation for benefits under these plans.

The Company participates in PLC's Deferred Compensation Plan for Officers for certain officers who may elect to defer part or all of their cash and stock bonuses. Any obligation of the Company under the Plan is transferred to PLC at the time of the deferral.

The Company maintains a deferred compensation plan for agents whereby agents may elect to defer part or all of their commissions. The Company credits each agent's account annually with interest on the amounts accumulated at a current interest rate.

The Company's share of net costs related to employee benefit plans was approximately $32 thousand for both years ending December 31, 2012 and 2011.

18.  SUBSEQUENT EVENTS

During the first quarter of 2013, the Company received notification of the pending insolvency of Executive Life Insurance Company of New York ("ELNY"). The insolvency of ELNY could result in a guaranty fund assessment against the Company. A liability for this guaranty fund assessment has not been recognized as of December 31, 2012, as the conditions of SSAP No. 35R, "Guaranty Fund and Other Assessments" ("SSAP No. 35R"), paragraph 4 have not been met. Since no liability has been recognized for this notification, no premium tax offsets or policy surcharges assets have been recognized as of December 31, 2012.

The Company has evaluated the effects of events subsequent to December 31, 2012, and through April 19, 2013 (the date of the issuance of the Statutory statements included herein), and there are no additional material subsequent events to report.

SUPPLEMENTAL SCHEDULES

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

SELECTED FINANCIAL DATA SCHEDULE

as of and for the year ended December 31, 2012

($ in thousands)
Investment Income:
Government bonds	$2,830
Other bonds (unaffiliated)	93,249
Preferred stock (unaffiliated)	601
Mortgage loans	3,225
Premium notes, policy loans and liens	3,040
Cash, cash equivalents and short term investments	1
Aggregate write-ins for investment income	275
Gross investment income	$103,221
Mortgage loans — book value:
Residential mortgages	$0
Commercial mortgages	65,429
Total mortgage loans	$65,429
Mortgage loans by standing — book value:
Good standing	$65,429
Bonds, short term investments, and cash equivalents by class and maturity:
Bonds and short term investments by maturity — statement value
Due within one year	$111,691
Over 1 year through 5 years	330,567
Over 5 years through 10 years	753,224
Over 10 years through 20 years	170,692
Over 20 years	452,113
Total by maturity	$1,818,287
Bonds, short term investments, and cash equivalents by class — statement value
Class 1	$1,024,281
Class 2	733,598
Class 3	40,343
Class 4	6,943
Class 5	6,138
Class 6	6,984
Total by class	$1,818,287
Total bonds and short term publicly traded	$1,506,886
Total bonds and short term privately placed	$311,401
Short term investments — book value	$8,747
Cash on deposit	$14,197

See Report of Independent Auditors and Notes to Statutory Basis Financial Statements

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

SELECTED FINANCIAL DATA SCHEDULE

as of and for the year ended December 31, 2012

($ in thousands)
Life insurance in force:
Ordinary	$12,126,890
Credit life	$57,441
Group	$1,133,242
Amount of accidental death insurance in force under Ordinary policies	$89,076
Life insurance policies with disability provisions in force:
Ordinary	$43,192
Group	$13,970
Supplementary contracts in force:
Ordinary — not involving life contingencies
Amount on deposit	$216
Income payable	$312
Ordinary — involving life contingencies
Income payable	$550
Annuities:
Ordinary
Immediate — amount of income payable	$1,087
Deferred — fully paid — account balance	$1,299,854
Accident and health insurance — premiums in force:
Group	$0
Credit	$2,785
Other	$54
Deposit funds and dividends accumulations:
Dividends accumulations — account balance	$1,430

See Report of Independent Auditors and Notes to Statutory Basis Financial Statements

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

SELECTED FINANCIAL DATA SCHEDULE

as of and for the year ended December 31, 2012

($ in thousands)
Claims payments 2012:
Other accident and health
2012	$10
2011	$40
2010	$14
2009	$0
2008	$27
Prior	$282
Other coverages that use development methods to calculate claims reserves
2012	$219
2011	$34
2010	$19
2009	$9
2008	$4
Prior	$8

See Report of Independent Auditors and Notes to Statutory Basis Financial Statements

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

SUMMARY INVESTMENT SCHEDULE

as of and for the year ended December 31, 2012

	Gross Investment Holdings		Admitted Assets
	Amounts	Percentage	Amount	Percentage
	($ in thousands)
Bonds
US Treasury securities	$42,098	2.1%	$42,098	2.1%
US government agency obligations (excluding mortgage-backed securities)
Issued by US government agencies	13,500	0.7	13,500	0.7
Issued by US government sponsored agencies	13,018	0.7	13,018	0.7
Securities issued by state, territories and posssessions and political subdivisions in the US
States, territories and possessions general obligations	8,166	0.4	8,166	0.4
Political subdivisions of states, territories and possessions	2,374	0.1	2,374	0.1
Revenue and assessment obligations	68,085	3.5	68,085	3.5
Mortgage-backed securities (includes residential and commercial MBS):
Pass-through securities:
Guaranteed by GNMA	2,938	0.1	2,938	0.1
Issued by FNMA and FHLMC	27,179	1.4	27,179	1.4
CMO and REMIC
Issued by GNMA,FNMA and FHLMC	58,225	3.0	58,225	3.0
All other	79,467	4.1	79,467	4.1
Other debt and other fixed income securities (excluding short term):
Unaffiliated domestic securities	1,296,799	66.3	1,296,799	66.3
Unaffiliated foreign securities	197,691	10.1	197,691	10.1
Preferred stocks:
Unaffiliated	15,413	0.8	15,413	0.8
Mortgage loans:
Commercial loans	65,429	3.3	65,429	3.3
Contract loans	42,499	2.2	42,485	2.2
Receivables for securities	79	0.0	79	0.0
Cash and short term investments	22,944	1.2	22,944	1.2
Total invested assets	$1,955,904	100.0%	$1,955,890	100.0%

See Report of Independent Auditors and Notes to Statutory Basis Financial Statements

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

INVESTMENT RISK INTERROGATORIES

for the year ended December 31, 2012

1.  The Company's total admitted assets (excluding Separate Accounts) as of December 31, 2012 were $2.0 billion.

2.  State by investment category the 10 largest exposures to a single issuer/borrower/investment, excluding (i) U.S. Government, U.S. Government agency securities and those U.S. Government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, (ii) property occupied by the Company and (iii) policy loans.

Investment Category	Amortized Cost	% of Admitted Assets
	($ in thousands)
Bonds:
Fannie Mae	$43,606	2.2%
Freddie Mac	37,842	1.9
JP Morgan Chase & Co	36,014	1.8
GNMA	29,413	1.5
Morgan Stanley	28,267	1.4
Bank Of America Corp	22,167	1.1
Commercial Mortgage Trust	17,651	0.9
Citigroup Inc	16,506	0.8
321 Henderson Receivables Llc	15,743	0.8
Exelon Corp	14,961	0.8

3.  State the amounts and percentages of the reporting entity's total admitted assets held in bonds, short term, cash equivalents and preferred stocks by NAIC rating.

Investment Category	Amortized Cost	% of Admitted Assets
	($ in thousands)
Bonds, short term investments and cash equivalents:
NAIC Rated 1	$1,024,281	51.6%
NAIC Rated 2	733,598	36.9
NAIC Rated 3	40,343	2.0
NAIC Rated 4	6,943	0.3
NAIC Rated 5	6,139	0.3
NAIC Rated 6	6,984	0.4
Preferred stocks:
NAIC Rated 1	3,000	0.2%
NAIC Rated 2	11,410	0.6
NAIC Rated 3	1,003	0.1

4.  State the amounts and percentages of the reporting entity's total admitted assets held in foreign investments:

  4.01  Are assets held in foreign investments less than 2.5% of the reporting entity's total admitted assets. No.

  4.02  Total admitted assets held in foreign investments of $138.5 million (7.0% of total admitted assets).

See Report of Independent Auditors and Notes to Statutory Basis Financial Statements

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

INVESTMENT RISK INTERROGATORIES

for the year ended December 31, 2012

  4.03  Foreign-currency denominated investments of $0

  4.04  Insurance liabilities denominated in that same foreign currency of $0

5.  Aggregate foreign investment exposure categorized by NAIC sovereign rating:

NAIC Rating	Book Value	% of Admitted Assets
	($ in thousands)
Countries rated NAIC-1	$135,053	6.8%
Countries rated NAIC-2	3,439	0.2

6.  The Company's largest foreign investment exposures in a single country, categorized by the country's NAIC rating:

NAIC Rating	Book Value	% of Admitted Assets
	($ in thousands)
Countries rated NAIC-1
United Kingdom	$51,467	2.6%
Australia	22,965	1.2
Countries rated NAIC-2
Brazil	3,439	0.2

10.  The Company's largest non-sovereign (i.e. non-governmental) foreign issues:

Issuer	NAIC Rating		Book Value	% of Admitted Assets
			($ in thousands)
Santander UK	1	FE	$7,998	0.4%
Axis Capital Holdings Ltd	2	FE	7,477	0.4
Macquarie Group Ltd	1	FE	6,997	0.4
Peugeot Sa	2	FE	6,989	0.4
Enel	2	FE	6,970	0.4
Willis Group Holdings Plc	2	FE	6,945	0.3
Renaissancere Holdings Ltd	1	FE	6,000	0.3
Australia & New Zealand Banking	1	FE	5,988	0.3
Barclays Plc	2	FE, 3FE	5,961	0.3
Koninklijke Philips Electronic	1	FE	5,783	0.3

11.  Amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

  11.01  Are assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets. No

  11.02  Total admitted assets held in Canadian investments of $64.5 million or 3.2%.

  11.03  Canadian-currency-denominated investments of $0.

  11.04  Supporting Canadian-denominated insurance liabilities of $0.

  11.05  Unhedged Canadian currency exposure of $0.

See Report of Independent Auditors and Notes to Statutory Basis Financial Statements

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly-owned subsidiary of Protective Life Insurance Company)

INVESTMENT RISK INTERROGATORIES

for the year ended December 31, 2012

16.  The Company's mortgage loan portfolio is $65.4 million or 3.3% of the Company's total admitted assets.

Information regarding the Company's 10 largest mortgage interests is as follows:

Type	Book Value	% of Admitted Assets
	($ in thousands)
Commercial	$4,965	0.2%
Commercial	4,870	0.2%
Commercial	3,144	0.2%
Commercial	2,921	0.1%
Commercial	2,716	0.1%
Commercial	2,481	0.1%
Commercial	2,423	0.1%
Commercial	2,280	0.1%
Commercial	2,193	0.1%
Commercial	2,172	0.1%

The Company had no construction loans, loans over 90 days past due, loans in the process of foreclosure, loans foreclosed, or restructured loans at December 31, 2012.

17.  Mortgage loans had the following loan-to-value ratios, as determined by the date of the last appraisal:

Commercial	Book Value	% of Admitted Assets
	($ in thousands)
Above 95%	$0	0.0%
91 to 95%	0	0.0%
81 to 90%	0	0.0%
71 to 80%	5,670	0.3%
Below 70%	59,759	3.0%

Note: Interrogatories 7 through 9, 12 through 15, and 18 through 23 were not applicable.

See Report of Independent Auditors and Notes to Statutory Basis Financial Statements

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

(a)  Financial Statements:

All required financial statements are included in Part A and Part B of this Registration Statement.

(b)  Exhibits:

1.  Resolution of the Board of Directors of Protective Life and Annuity Insurance Company (formerly American Foundation Life Company) authorizing establishment of the Variable Annuity Account A of Protective Life(1)

2.  Not applicable

3.  Distribution Agreement between IDI and PLAIC(7)

4.  (a)  Form of Individual Flexible Premium Deferred Variable and Fixed Annuity Contract

  (i)  B Series(8)

  (ii)  C Series(8)

  (iii)  L Series(8)

(b)  Contract Schedule for Individual Contracts

  (i)  B Series(8)

  (ii)  C Series(8)

  (iii)  L Series(8)

(c)  Guaranteed Account Endorsement

  (i)  B Series and L Series(8)

  (ii)  C Series(8)

(d)  Waiver of Surrender Charge Endorsement for Terminal Illness or Nursing Home Confinement(8)

(e)  SecurePay Rider(8)

(f)  SecurePay R72 Rider(8)

  (i)  Revised Rider(9)

(g)  Protective Income Manager Rider(8)

(h)  Protective Income Manager Amendment(8)

(i)  Qualified Retirement Plan Endorsement(8)

(j)  Roth IRA Endorsement(8)

(k)  Traditional IRA Endorsement(8)

(l)  Maximum Anniversary Value Death Benefit Rider(8)

(m)  Return of Purchase Payments Death Benefit Rider(8)

(n)  Medical Evaluation for Enhanced GMWB Withdrawal Percentages(8)

(o)  Annuitization Bonus Endorsement(8)

5.  (a)  Form of Contract Application for Individual Flexible Premium Deferred Variable and Fixed Annuity Contract

  (i)  B Series and L Series(8)

  (ii)  C Series(8)

6.  (a)  Charter of Protective Life and Annuity Insurance Company.(1)

(b)  By-Laws of Protective Life and Annuity Insurance Company.(1)

7.  Reinsurance Agreement not applicable

8.  (a)  Participation Agreement (Oppenheimer Variable Account Funds)(2)

(b)  Participation Agreement (MFS Variable Insurance Trust)(2)

  (i)  Form of Amended and Restated re MFS Variable Insurance Trust II (MFS Variable Insurance Trust)

(c)  Participation Agreement (Lord Abbett Series Fund)(2)

(d)  Participation Agreement (Goldman Sachs Variable Insurance Trust)(2)

  (i)  Amendment to Participation Agreement re Summary Prospectus (Goldman Sachs Variable Insurance Trust)(5)

(e)  Participation Agreement (Fidelity® Variable Insurance Products)(2)

(f)  Participation Agreement (Franklin Templeton Variable Insurance Products Trust)(2)

  (i)  Amendment to Participation Agreement re Summary Prospectus (Franklin Templeton Variable Insurance Products Trust)(5)

(g)  Rule 22c-2 Shareholder Information Agreement (Franklin Templeton Variable Insurance Products Trust)(2)

(h)  Rule 22c-2 Shareholder Information Agreement (Goldman Sachs Variable Insurance Trust)(2)

(i)  Rule 22c-2 Shareholder Information Agreement (Lord Abbett Series Fund)(2)

(j)  Rule 22c-2 Shareholder Information Agreement (MFS Variable Insurance Trust)(2)

(k)  Rule 22c-2 Shareholder Information Agreement (Oppenheimer Variable Account Funds)(4)

(l)  Participation Agreement (Legg Mason)(3)

(m)  Participation Agreement (PIMCO)(3)

  (i)  Form of Novation and Amendment to Participation Agreement (PIMCO)(5)

  (ii)  Amendment to Participation Agreement re Summary Prospectus (PIMCO Variable Insurance Products Trust)(5)

(n)  Participation Agreement (Royce Capital)(3)

(o)  Rule 22c-2 Information Sharing Agreement (Royce)(3)

(p)  Participation Agreement (AIM Variable Insurance Funds (Invesco Variable Insurance Funds))(6)

9.  Opinion and Consent of Max Berueffy, Esq.(8)

10.  (a)  Consent of Sutherland, Asbill & Brennan, LLP

(b)  Consent of PricewaterhouseCoopers LLP

11.  No financial statements will be omitted from Item 23

12.  Not applicable

13.  Not applicable

14.  Powers of attorney

(1)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement, (File No. 333-41577) filed with the Commission on April 15, 1998.

(2)  Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-153043) filed with the Commission on April 30, 2009.

(3)  Incorporated herein by reference to the Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-153043) filed with the Commission on October 29, 2009.

(4)  Incorporated herein by reference to the Post-Effective Amendment No. 17 to the Form N-4 Registration Statement (File No. 33-70984) filed with the Commission on April 27, 2007.

(5)  Incorporated herein by reference to the Post-Effective Amendment No. 6 to the Form N-4 Registration Statement (File No. 333-146508) filed with the Commission on April 28, 2011.

(6)  Incorporated herein by reference to the Post-Effective Amendment No. 19 to the Form N-4 Registration Statement (File No. 333-113070) filed with the Commission on April 25, 2011.

(7)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 333-153043), filed with the Commission on September 19, 2011.

(8)  Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement (File No. 333-179963), filed with the Commission on March 7, 2012.

(9)  Incorporated herein by reference to the Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-179963), filed with the Commission on October 3, 2012.

Item 25. Directors and Officers of Depositor.

Name and Principal Business Address	Position and Offices with Depositor
John D. Johns
Wayne E. Stuenkel
Richard J. Bielen
Carolyn Johnson
Michael G. Temple
Deborah J. Long
Carl S. Thigpen
Steven G. Walker
Carolyn King
John Sawyer
Frank Sottosanti
Brent Griggs
John F. Simon
Robert R. Bedwell III
Lance P. Black
Mark Cyphert
M. Scott Karchanas
Phillip E. Passafiume	Director
President, Chief Actuary, Illustration Actuary, and Director
Vice Chairman, Chief Financial Officer, and Director
Executive Vice President and Chief Operating Officer
Executive Vice President and Chief Risk Officer
Executive Vice President, General Counsel, and Secretary
Executive Vice President and Chief Investment Officer
Senior Vice President and Chief Accounting Officer and
Controller
Senior Vice President and Acquisitions and Corporate
Development
Senior Vice President and Chief Distribution Officer
Senior Vice President and Chief Marketing Officer
Senior Vice President, Asset Protection
Senior Vice President and Chief Product Actuary
Senior Vice President, Mortgage Loans
Senior Vice President and Treasurer
Senior Vice President
Senior Vice President, Asset Protection Division
Senior Vice President, Director of Fixed Income

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 26. Persons Controlled by or Under Common Control With the Depositor and Registrant.

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by Protective Life Corporation. Protective Life Corporation is described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by Protective Life Corporation may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in Exhibit 21 to Form 10-K of Protective Life Corporation for the fiscal year ended December 31, 2012 (File No. 1-11339) filed with the Commission on February 28, 2013.

Item 27. Number of Contractowners.

As of March 31, 2013, there were 691 contract owners of Protective Variable Annuity NY individual flexible premium deferred variable and fixed annuity contracts offered by Registrant.

Item 28. Indemnification of Directors and Officers.

Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life's directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

In addition, the executive officers and directors are insured by PLC's Directors' and Officers' Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter.

(a)  Investment Distributors, Inc. ("IDI") is the principal underwriter of the Contracts as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the Protective Variable Life Separate Account, Protective Variable Annuity Separate Account, and Protective Acquired Variable Annuity Separate Account.

(b)  The following information is furnished with respect to the officers and directors of Investment Distributors, Inc.

Name and Principal Business Address*	Position and Offices	Position and Offices with Registrant
Edwin V. Caldwell	President and Director	Vice President, New Business Operations
Barry K. Brown	Assistant Secretary	Second Vice President, LLC Commissions
Letitia Morsch	Assistant Secretary	Second Vice President, Annuity and VUL Administration

Name and Principal Business Address*	Position and Offices	Position and Offices with Registrant
Steve M. Callaway	Chief Compliance Officer, Secretary and Director	Senior Associate Counsel
Julena Johnson	Assistant Compliance Officer	Senior Compliance Analyst II
Carol Majewski	Assistant Compliance Officer	Director II, Compliance
Joseph F. Gilmer	Chief Financial Officer and Director	Assistant Vice President, Financial Reporting
Lawrence J. Debnar	Assistant Financial Officer	Vice President, Financial Reporting

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama, 35223.

(c)  The following commissions were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Investment Distributors, Inc.	N/A	None	N/A	N/A

Item 30. Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(c) of the Investment Company Act of 1940 and the rules thereunder are maintained by Protective Life and Annuity Insurance Company at 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 31. Management Services.

All management contracts are discussed in Part A or Part B.

Item 32. Undertakings.

(a)  Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payments under the variable annuity contracts may be accepted.

(b)  Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c)  Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

(d)  Protective Life hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Protective Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant of this Registration Statement hereby certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this post-effective amendment to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on April 22, 2013.

VARIABLE ANNUITY ACCOUNT A OF
PROTECTIVE LIFE

By:  /s/ WAYNE E. STUENKEL

  Wayne E. Stuenkel, President
  Protective Life and Annuity Insurance Company

  PROTECTIVE LIFE AND ANNUITY
INSURANCE COMPANY

By:  /s/ WAYNE E. STUENKEL

  Wayne E. Stuenkel, President
  Protective Life and Annuity Insurance Company

As required by the Securities Act of 1933, this post-effective amendment to the Registration Statement on Form N-4 has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/S/ WAYNE E. STUENKEL Wayne E. Stuenkel	President, Chief Actuary and Director (Principal Executive Officer)	April 22, 2013
* John D. Johns	Director	April 22, 2013
* Richard J. Bielen	Vice Chairman, Chief Financial Officer and Director (Principal Financial Officer)	April 22, 2013
* Steven G. Walker	Senior Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)	April 22, 2013
*BY: /S/ MAX BERUEFFY Max Berueffy Attorney-in-Fact		April 22, 2013

Exhibit Index

10.  (a)  Opinion of Sutherland, Asbill & Brennan, LLP

(b)  Opinion of PricewaterhouseCoopers LLP

14.    Power of Attorney